iShares MSCI Series















                                                        The information provided
                                                      in the wrapper is not part
                                                              of the prospectus.


                                                         The way you invest now.
[LOGO OF iSHARES]                                                   Only better.

iShares, Inc.

iShares, Inc. is an index fund consisting of separate series, each of which seeks investment results similar to the performance of a single stock market or all of the stock markets in a geographic region.
 .iShares MSCI Australia Index Fund

 .iShares MSCI Austria Index Fund

 .iShares MSCI Belgium Index Fund

 .iShares MSCI Brazil (Free) Index Fund

 .iShares MSCI Canada Index Fund

 .iShares MSCI EMU Index Fund

 .iShares MSCI France Index Fund

 .iShares MSCI Germany Index Fund

 .iShares MSCI Hong Kong Index Fund

 .iShares MSCI Italy Index Fund

 .iShares MSCI Japan Index Fund

 .iShares MSCI Malaysia (Free) Index Fund

--------------------------------------------------------------------------------

 .iShares MSCI Mexico (Free) Index Fund

 .iShares MSCI Netherlands Index Fund

 .iShares MSCI Pacific ex-Japan Index Fund

 .iShares MSCI Singapore (Free) Index Fund

 .iShares MSCI South Korea Index Fund

 .iShares MSCI Spain Index Fund

 .iShares MSCI Sweden Index Fund

 .iShares MSCI Switzerland Index Fund

 .iShares MSCI Taiwan Index Fund

 .iShares MSCI United Kingdom Index Fund

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The iShares MSCI Index Fund Shares, known as "iShares(R)", are listed for trading on the American Stock Exchange LLC, "AMEX". Certain iShares trade on certain other securities exchanges, including certain foreign exchanges. Individual iShares are not redeemable at their net asset value, but trade on the AMEX (or any other securities exchanges on which they trade) during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for iShares or that market prices of iShares of any iShares MSCI Index Fund will be close to their net asset values in the future. Each iShares MSCI Index Fund issues and redeems iShares on a continuous basis -- at net asset value --
 only in large specified numbers of iShares called "Creation Units", usually in exchange for a basket of portfolio securities and an amount of cash.

Except when aggregated in Creation Units, iShares are not redeemable securities.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the SEC determined whether the information in this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        Prospectus Dated January 2, 2001
                         (as revised October 26, 2001)

Table of Contents

Details on each Index Fund's market, benchmark index and performance

Introduction................................................................   1
Investment Objective........................................................   1
Principal Investment Strategies.............................................   1
Principal Risk Factors......................................................   2
Fees and Expenses...........................................................   3
The iShares MSCI Index Funds................................................   7
iShares MSCI Australia Index Fund...........................................   7
iShares MSCI Austria Index Fund.............................................   8
iShares MSCI Belgium Index Fund.............................................   9
iShares MSCI Brazil (Free) Index Fund.......................................  10
iShares MSCI Canada Index Fund..............................................  11
iShares MSCI EMU Index Fund.................................................  12
iShares MSCI France Index Fund..............................................  13
iShares MSCI Germany Index Fund.............................................  14
iShares MSCI Hong Kong Index Fund...........................................  15
iShares MSCI Italy Index Fund...............................................  16
iShares MSCI Japan Index Fund...............................................  17
iShares MSCI Malaysia (Free) Index Fund.....................................  18
iShares MSCI Mexico (Free) Index Fund.......................................  20
iShares MSCI Netherlands Index Fund.........................................  21
iShares MSCI Pacific ex-Japan Index Fund....................................  22
iShares MSCI Singapore (Free) Index Fund....................................  23
iShares MSCI South Korea Index Fund.........................................  24
iShares MSCI Spain Index Fund...............................................  25
iShares MSCI Sweden Index Fund..............................................  26
iShares MSCI Switzerland Index Fund.........................................  27
iShares MSCI Taiwan Index Fund..............................................  28
iShares MSCI United Kingdom Index Fund......................................  29
Investment Policies and Strategies..........................................  31
Additional Information About Principal Risk Factors.........................  34

Details on the management and operations of the Index Funds

Management
Investment Advisor..........................................................  36

Details on buying and selling iShares

Shareholder Information
Determination of Net Asset Value............................................  36
Buying and Selling iShares..................................................  37
Dividends and Capital Gains Distributions...................................  39
Tax Matters.................................................................  39
Possible Claim..............................................................  40

Details on the Rule 12b-1 Distribution Plan

Distribution Arrangements...................................................  40

Per share financial data for each Index Fund

Financial Highlights........................................................  41

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page i                                                                   iShares

Introduction

This Prospectus provides you with information you need to make an informed decision about whether to invest in an iShares MSCI Index Fund (each an "Index Fund" and collectively, the "Index Funds") of iShares, Inc. (the "Company"). It is organized to provide you with important facts about the Company as a whole and each particular Index Fund. The Investment Objective, Principal Investment Strategies and Principal Risk Factors sections discuss the general strategies and risks applicable to all Index Funds, while the iShares MSCI Index Funds section provides important information about each particular Index Fund, including a brief description of its benchmark index, specific risks associated with a particular market or region and prior performance.

Investment Objective

Each Index Fund seeks investment results similar to the performance of a single stock market or all of the stock markets in a geographic region. The performance of these markets is measured by stock indices compiled by Morgan Stanley Capital International Inc. ("MSCI") and calculated based on the reinvestment of net dividends.

Principal Investment Strategies

Unlike many investment companies, an Index Fund does not attempt to "beat" the market or its benchmark index. Instead, it uses a "passive," or indexing, investment approach to try to produce investment results that come as close as possible to matching the performance of its benchmark index. The Index Fund does this by investing in a representative sample of index stocks that the investment advisor selects using a "portfolio sampling" technique. However, most Index Funds do not usually invest in all of the stocks of a benchmark index. Some Index Funds may even invest in stocks that are not in their benchmark indices.

The use of an indexing approach may eliminate some of the risks of active management such as poor stock selection. An indexing approach may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

One negative feature of indexing is that the Company's investment advisor cannot change a strategy even if it would be beneficial to do so. For example, an Index Fund would not ordinarily sell a stock because its issuer was in financial trouble. It would normally only sell a stock if the stock was removed from an Index Fund's benchmark index by MSCI or if the investment advisor believes that selling the stock would make an Index Fund's performance more like that of its benchmark index.

Under each Index Fund's industry concentration policy, the industry weightings in an Index Fund must be within 10% of the weightings of the two most heavily weighted industries in its benchmark index, except when a single stock would cause a weighting to exceed 25%.

iShares are designed for investors who want a relatively inexpensive passive approach to investing in a portfolio of stocks from a single country or region. International diversification is a generally recognized way to reduce investment portfolio risk. Also, many of the foreign stocks in an Index Fund are difficult to purchase or hold, or are, as a practical matter, not available to retail investors.

The Index Funds offer investors a convenient way to obtain index-based exposure to the stock markets of a specific country or region. The prices of iShares may be volatile. Therefore, if you purchase iShares, you should be able to tolerate sudden, or even drastic, changes in the value of your investment. We cannot assure that any Index Fund will achieve its investment objective, and you should understand that your investment will be exposed to the risks of international equity investing.

Each Index Fund issues and redeems iShares on a continuous basis -- at net asset value -- only in large specified numbers of iShares called "Creation Units", usually in exchange for a basket of portfolio



--------------------------------------------------------------------------------
Introduction                                                              page 1
securities and an amount of cash. As a practical matter, only large institutions purchase or redeem Creation Units of iShares. Information about the fees paid when they do this is included in the Company's Statement of Additional Information. Except when aggregated in Creation Units, iShares are not redeemable securities.

Principal Risk Factors

You may lose money by investing in an Index Fund. Each Index Fund is also subject to the following principal risks, more fully described in the Additional Risk Considerations section in this prospectus. Additional risks associated with a particular market or region in which an Index Fund invests are discussed under each Index Fund's profile in the iShares MSCI Index Funds section below. Some or all of these risks may adversely affect an Index Fund's net asset value, yield, total return and/or its ability to achieve its objective:

 . Market Risk. The net asset value of an Index Fund will change with changes in the market value of the stocks it holds.

 . Foreign Security Risk. Each Index Fund invests entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and smaller market capitalizations; lesser regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

 . Management Risk. Because an Index Fund does not fully replicate its benchmark index and may hold non-index stocks, it is subject to management risk. This is the risk that the investment advisor's strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

 . Currency Risk. Because each Index Fund's net asset value is determined on the basis of US dollars, you may lose money if you invest in any Index Fund if the local currency of a foreign market depreciates against the US dollar, even if the local currency value of an Index Fund's holdings goes up.

 . Emerging Market Risk. Some foreign markets in which the Index Funds invest are considered to be emerging market countries. Investment in these countries subjects an Index Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. The following Index Funds invest in emerging markets: the iShares MSCI Brazil (Free), Malaysia (Free), Mexico (Free), South Korea and Taiwan
   Index Funds.

 . Non-Diversification Risk. Each Index Fund (except for the iShares MSCI Japan and United Kingdom Index Funds) is classified as "non-diversified." (The shareholders of each of the iShares MSCI Japan and United Kingdom Index
   Funds are being asked to approve a change of these Index Funds from diversified to non-diversified status at a special meeting scheduled to be held on December 19, 2001.) This means that these Index Funds may invest most of their assets in securities issued by a small number of companies. As a result, these Index Funds are more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

 . Trading Risk. While the creation/redemption feature of iShares is designed to make it likely that iShares will trade close to their net asset value, disruptions to creations and redemptions (as has occurred because of Malaysia's capital controls) may result in trading prices that differ significantly from net asset value. Also, there can be no assurance that an active trading market will exist for iShares of each Index Fund on the AMEX (or any other securities exchange on which iShares may trade).

--------------------------------------------------------------------------------
page 2                                                                   iShares

Fees and Expenses

If you invest in an Index Fund, you will pay various expenses, either directly or indirectly. The following tables and examples describe the fees and expenses that you may pay if you buy and hold iShares of an Index Fund.

Shareholder Transaction Fees (fees paid directly from your investment). When buying or selling iShares of an Index Fund through a broker, you will incur customary brokerage commissions and charges.*

Annual Index Fund Operating Expenses (expenses that are deducted from the Index Fund's assets). For the Index Funds that have commenced investment operations (except the iShares MSCI Brazil (Free), EMU, South Korea and Taiwan Index Funds, which commenced sales of iShares to the public in 2000), total annual Index Fund operating expenses are based on actual expenses accrued by those Index Funds for the fiscal year ended August 31, 2000, but actual fees and expenses from September 1, 1999 to May 7, 2000 have been restated to reflect the changes in the fee arrangements for the management fees and other expenses of these Index Funds that became effective on May 8, 2000.

                                                                       Brazil
iShares MSCI Index Fund                   Australia Austria  Belgium   (Free)
-----------------------                   --------- -------  -------   ------
Management fees..........................   0.19%    0.00%    0.00%     0.00%
Distribution (Rule 12b-1) fees...........   0.25%    0.25%    0.25%     0.25%
Other expenses...........................   0.40%    0.64%    0.61%     0.96%
                                           ------   ------   ------    ------
Total annual Index Fund operating
 expenses................................   0.84%    0.89%    0.86%     1.21%
Expense Reimbursement by investment
 advisor.................................   0.00%   (0.05%)  (0.02%)   (0.22%)
                                           ------   ------   ------    ------
Net Expenses.............................   0.84%    0.84%    0.84%     0.99%
                                           ======   ======   ======    ======

iShares MSCI Index Fund                    Canada     EMU    France   Germany
-----------------------                    ------     ---    ------   -------
Management fees..........................   0.00%    0.00%    0.19%     0.21%
Distribution (Rule 12b-1) fees...........   0.25%    0.25%    0.25%     0.25%
Other expenses...........................   0.69%    0.98%    0.40%     0.38%
                                           ------   ------   ------    ------
Total annual Index Fund operating
 expenses................................   0.94%    1.23%    0.84%     0.84%
Expense Reimbursement by investment
 advisor.................................  (0.10%)  (0.39%)   0.00%     0.00%
                                           ------   ------   ------    ------
Net Expenses.............................   0.84%    0.84%    0.84%     0.84%
                                           ======   ======   ======    ======

                                                                      Malaysia
iShares MSCI Index Fund                   Hong Kong  Italy    Japan    (Free)
-----------------------                   ---------  -----    -----   --------
Management fees..........................   0.21%    0.16%    0.28%     0.16%
Distribution (Rule 12b-1) fees...........   0.25%    0.25%    0.25%     0.25%
Other expenses...........................   0.38%    0.43%    0.31%     0.43%
                                           ------   ------   ------    ------
Total annual Index Fund operating
 expenses................................   0.84%    0.84%    0.84%     0.84%
Expense Reimbursement by investment
 advisor.................................   0.00%    0.00%    0.00%     0.00%
                                           ------   ------   ------    ------
Net Expenses.............................   0.84%    0.84%    0.84%     0.84%
                                           ======   ======   ======    ======

--------
* Creation Unit Transaction Fees for Institutional Investors. The Company issues and redeems shares of iShares only in "Creation Units", which are large blocks of from 50,000 to 600,000 shares, depending on the Index Fund. One creation unit of the iShares MSCI Pacific ex-Japan Index Fund consists of 100,000 shares of that Index Fund. As a practical matter, only institutions are capable of purchasing or redeeming these Creation Units. In connection with the purchase or the redemption of a Creation Unit of an Index Fund, an investor must pay to the Company a purchase or redemption transaction fee, which is intended to offset the issuance/redemption transaction costs incurred by that Index Fund, including market impact expenses relating to investing in or disposing of portfolio securities. The basic transaction fees (per Creation Unit purchase or redemption transaction) range from maximums of $1,500 to $8,000, depending on the Index Fund. In addition to the basic transaction fee, Creation Unit purchase or redemption transactions for cash (only if available) require an additional maximum variable charge based on the value of the Creation Unit being purchased or redeemed, depending on the Index Fund. See "Shareholder Information -- Buying and Selling iShares" in this Prospectus for a list of the Creation Unit maximum transaction fees for each Index Fund.



--------------------------------------------------------------------------------
Fees and Expenses                                                         page 3

                              Mexico               Pacific   Singapore  South
iShares MSCI Index Fund       (Free) Netherlands ex-Japan**   (Free)    Korea
-----------------------       ------ ----------- ----------  ---------  -----
Management fees.............. 0.01%     0.12%       0.50%      0.20%    0.00%
Distribution (Rule 12b-1)
 fees........................ 0.25%     0.25%        NONE      0.25%    0.25%
Other expenses............... 0.58%     0.47%       0.50%      0.39%    0.87%
                              -----     -----      ------     ------   ------
Total annual Index Fund
 operating expenses.......... 0.84%     0.84%       1.00%      0.84%    1.12%
Expense Reimbursement by
 investment advisor.......... 0.00%     0.00%      (0.50%)     0.00%   (0.13%)
                              -----     -----      ------     ------   ------
Net Expenses................. 0.84%     0.84%       0.50%      0.84%    0.99%
                              =====     =====      ======     ======   ======

                                                                       United
iShares MSCI Index Fund       Spain    Sweden    Switzerland  Taiwan   Kingdom
-----------------------       -----    ------    -----------  ------   -------
Management fees.............. 0.14%     0.09%       0.13%      0.00%    0.22%
Distribution (Rule 12b-1)
 fees........................ 0.25%     0.25%       0.25%      0.25%    0.25%
Other expenses............... 0.45%     0.50%       0.46%      0.98%    0.37%
                              -----     -----      ------     ------   ------
Total annual Index Fund
 operating expenses.......... 0.84%     0.84%       0.84%      1.23%    0.84%
Expense Reimbursement by
 investment adviser.......... 0.00%     0.00%       0.00%     (0.24%)   0.00%
                              -----     -----      ------     ------   ------
Net Expenses................. 0.84%     0.84%       0.84%      0.99%    0.84%
                              =====     =====      ======     ======   ======

--------
** As of the date of this prospectus, this Index Fund has not started investment operations. These expenses are based on estimated expenses the Index Fund expects to incur for the current fiscal year. Fees paid to the administrator are included in "other expenses" and are estimated based on assumed average daily net assets of $50 million for the iShares MSCI Pacific ex-Japan Index Fund.

-------------------------------------------------------------------------------
page 4                                                                  iShares

Example of Expenses

These examples are intended to help you compare the cost of investing in an Index Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, a 5% total return each year with no changes in operating expenses and redemption at the end of each period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

      iShares MSCI Index Fund   1 Year ($) 3 Years ($) 5 Years ($) 10 Years ($)
      -----------------------   ---------- ----------- ----------- ------------
      Australia................    110         292         490        1,058
      Austria..................    117         299         496        1,065
      Belgium..................    142         324         521        1,089
      Brazil (Free)............    598         806         N/A          N/A
      Canada...................    125         306         504        1,072
      EMU......................    132         314         N/A          N/A
      France...................     97         279         476        1,045
      Germany..................     94         276         473        1,043
      Hong Kong................    144         326         523        1,090
      Italy....................     99         281         478        1,047
      Japan....................    106         288         485        1,054
      Malaysia (Free)..........    583         760         856        1,414
      Mexico (Free)............    102         284         482        1,051
      Netherlands..............    120         302         499        1,067
      Pacific ex-Japan.........     80         189         N/A          N/A
      Singapore (Free).........    144         325         522        1,090
      South Korea..............    598         806         N/A          N/A
      Spain....................    111         293         490        1,059
      Sweden...................    110         292         489        1,058
      Switzerland..............    112         294         492        1,060
      Taiwan...................    598         806         N/A          N/A
      United Kingdom...........    113         295         493        1,061



--------------------------------------------------------------------------------
The iShares MSCI Index Series                                             page 5

You would pay the following expenses if you did not redeem your shares:

      iShares MSCI Index
      Series                   1 Year ($) 3 Years ($) 5 Years ($) 10 Years ($)
      ------------------       ---------- ----------- ----------- ------------
      Australia...............     98         280         477        1,046
      Austria.................    101         283         480        1,049
      Belgium.................    114         296         493        1,060
      Brazil (Free)...........    398         606         N/A          N/A
      Canada..................    105         287         484        1,052
      EMU.....................    109         291         N/A          N/A
      France..................     91         273         471        1,040
      Germany.................     90         272         469        1,039
      Hong Kong...............    115         296         493        1,061
      Italy...................     92         274         472        1,041
      Japan...................     96         278         475        1,044
      Malaysia (Free).........    383         560         752        1,304
      Mexico (Free)...........     94         276         473        1,042
      Netherlands.............    103         285         482        1,050
      Pacific ex-Japan........     65         174         N/A          N/A
      Singapore (Free)........    115         296         493        1,061
      South Korea.............    398         606         N/A          N/A
      Spain...................     98         280         478        1,046
      Sweden..................     98         280         477        1,046
      Switzerland.............     99         281         478        1,047
      Taiwan..................    398         606         N/A          N/A
      United Kingdom..........    100         281         479        1,047

The above examples are for illustration purposes only and are not a representation of the Index Funds' actual expenses and returns, either past or future (e.g., the above examples include the maximum transaction fees chargeable by an Index Fund).

--------------------------------------------------------------------------------
page 6                                                                   iShares

The iShares MSCI Index Funds

iShares MSCI Australia Index Fund

CUSIP: 464286103
AMEX Trading Symbol: EWA
------------------------

Fund Investment Objective

The iShares MSCI Australia Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Australian market, as measured by the MSCI Australia Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 57 stocks traded primarily on the Australian Stock Exchange. As of that date, the Index's three largest stocks were Telstra Corp., National Australia Bank and Commonwealth Bank (which comprised 10.89%, 10.24% and 9.11%, respectively, of the Index's market capitalization) and its three largest industries were banks, media and metal & mining (which comprised 25.75%, 14.97% and 13.06%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                     1997           1998          1999
                   ----------     ---------     ----------
                    (10.19)%        2.18%         19.24%

          2000 Year to Date Total Return as of September 30: (11.07%)

              Best Quarter                           Worst Quarter
              ------------                           -------------
                  13.59%                                (12.94%)
    (Quarter ended December 31, 1998)      (Quarter ended December 31, 1997)


           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                         Since Inception
                                             1 Year         (3/12/96)
                                             ------      ---------------
     Australia Index Fund                    19.24%           5.57%
     MSCI Australia Index                    17.62%           6.06%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.


--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                              page 7
iShares MSCI Austria Index Fund

CUSIP: 464286202
AMEX Trading Symbol: EWO
------------------------

Fund Investment Objective

The iShares MSCI Austria Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Austrian market, as represented by the MSCI Austria Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 16 stocks traded primarily on the Vienna Stock Exchange. As of that date, the Index's three largest stocks were Bank Austria, Verbund Oesterreich Elektrik A and OMV Ag (which comprised 32.28%, 15.36% and 10.57%, respectively, of the Index's market capitalization) and its three largest industries were banks, electric utilities and oil & gas (which comprised 32.28%, 15.36% and 10.57%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                       1997          1998          1999
                    ----------     ---------    ----------
                       1.05%        (1.83%)      (10.36%)

          2000 Year to Date Total Return as of September 30: (10.92%)

              Best Quarter                           Worst Quarter
              ------------                           -------------
                 12.76%                                 (23.45%)
     (Quarter ended March 31, 1998)        (Quarter ended September 30, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                              Since
                                                            Inception
                                               1 Year       (3/12/96)
                                               -------      ---------
     Austria Index Fund                        (10.36%)      (3.74%)
     MSCI Austria Index                         (9.11%)      (1.39%)

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 8                                                                   iShares
iShares MSCI Belgium Index Fund

CUSIP: 464286301
AMEX Trading Symbol: EWK
------------------------

Fund Investment Objective

The iShares MSCI Belgium Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Belgian market, as measured by the MSCI Belgium Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 16 stocks traded primarily on the Brussels Stock Exchange. As of that date, the Index's three largest stocks were Fortis Belgium, KBC Bancassurance and Electrabel (which comprised 31.61%, 17.11% and 16.53%, respectively, of the Index's market capitalization) and its three largest industries were diversified financials, banks and electric utilities (which comprised 39.83%, 17.11% and 16.53%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                       1997          1998           1999
                    ----------     ---------     ----------
                      11.84%         51.69%       (14.05%)

          2000 Year to Date Total Return as of September 30: (18.82%)

              Best Quarter                           Worst Quarter
              ------------                           -------------
                 17.78%                                 (14.06%)
   (Quarter ended December 31, 1998)         (Quarter ended March 31, 1999)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                              Since
                                                            Inception
                                                1 Year      (3/12/96)
                                               --------     ---------
     Belgium Index Fund                        (14.05%)      12.92%
     MSCI Belgium Index                        (14.26%)      17.05%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                              page 9
iShares MSCI Brazil (Free) Index Fund

CUSIP: 464286400
AMEX Trading Symbol: EWZ
------------------------

Fund Investment Objective

The iShares MSCI Brazil (Free) Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Brazilian market, as measured by the MSCI Brazil (Free) Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 47 stocks traded primarily on the Bolsa de Valores de Sao Paulo. As of that date, the Index's three largest stocks were Petrobras Pn, Petrobras On and Vale Do Rio Doce Pna (which comprised 11.69%, 10.57% and 8.27%, respectively, of the Index's market capitalization) and its three largest industries were oil & gas, diversified telecommunication services and electric utilities (which comprised 22.73%, 13.37% and 12.58%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that Brazil has in recent history experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Brazilian currency. Brazil also has suffered from chronic structural public sector deficits. Such challenges have contributed to high price volatility in the Brazilian equity markets.

Prior Performance

Since the Fund was first offered to the public on July 11, 2000, and has been in existence for less than one year, prior performance information is not presented.

--------------------------------------------------------------------------------
page 10                                                                  iShares
iShares MSCI Canada Index Fund

CUSIP: 464286509
AMEX Trading Symbol: EWC
------------------------

Fund Investment Objective

The iShares MSCI Canada Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Canadian market, as measured by the MSCI Canada Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 73 stocks traded primarily on the Toronto Stock Exchange. As of that date, the Index's three largest stocks were Nortel Networks Corp., Thomson Corp. and BCE Inc. (which comprised 25.22%, 4.98% and 4.89%, respectively, of the Index's market capitalization) and its three largest industries were communications equipment, banks and media (which comprised 25.22%, 12.35% and 10.46%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                      1997          1998           1999
                   ----------     ---------     ----------
                    10.91%          (6.47%)        46.13%

           2000 Year to Date Total Return as of September 30: 26.99%

              Best Quarter                           Worst Quarter
              ------------                           -------------
                 21.44%                                 (24.40%)
   (Quarter ended December 31, 1999)       (Quarter ended September 30, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                              Since
                                                            Inception
                                               1 Year       (3/12/96)
                                               ------       ---------
     Canada Index Fund                         46.13%         17.30%
     MSCI Canada Index                         53.74%         19.78%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 11
iShares MSCI EMU Index Fund

CUSIP: 464286608
AMEX Trading Symbol: EZU
------------------------

Fund Investment Objective

The iShares MSCI EMU Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the European Monetary Union ("EMU") markets, as measured by the MSCI EMU Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index is comprised of 295 stocks from the following ten countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain. As of that date, the Index's three largest stocks were Nokia Corp., Royal Dutch Petroleum and Total Fina Elf (which comprised 6.17%, 4.04% and 3.34%, respectively, of the Index's market capitalization) and its three largest industries were banks, diversified telecommunication services and insurance (which comprised 11.97%, 11.16% and 10.05%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that EMU was implemented only recently (January 1, 1999) and it is anticipated that additional countries will join the system over time. Also, it is possible that countries may withdraw from EMU or that EMU may be abandoned at some future time. Any change to EMU may adversely affect the investment performance of the Fund. If EMU were to be abandoned the Board of Directors would propose a change in the investment objective of the Series or cause its liquidation.

Prior Performance

Since the Fund was first offered to the public on July 26, 2000, and has been in existence for less than one year, prior performance information is not presented.


--------------------------------------------------------------------------------
page 12                                                                  iShares
iShares MSCI France Index Fund

CUSIP: 464286707
AMEX Trading Symbol: EWQ
------------------------

Fund Investment Objective

The iShares MSCI France Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the French market, as measured by the MSCI France Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 56 stocks traded primarily on the Paris Stock Exchange. As of that date, the Index's three largest stocks were Total Fina Elf, France Telecom and Aventis (which comprised 11.17%, 9.05% and 6.44%, respectively, of the Index's market capitalization) and its three largest industries were oil & gas, pharmaceuticals and diversified telecommunication services (which comprised 11.17%, 11.12% and 9.05%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                       1997          1998           1999
                    ----------     ---------     ----------
                      11.47%        40.78%         29.97%


           2000 Year to Date Total Return as of September 30: (5.29%)

              Best Quarter                           Worst Quarter
              ------------                           -------------
                 23.51%                                 (16.16%)
     (Quarter ended March 31, 1998)        (Quarter ended September 30, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                             Since
                                                           Inception
                                               1 Year      (3/12/96)
                                               ------      ---------
     France Index Fund                         29.97%       26.32%
     MSCI France Index                         29.27%       26.31%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 13
iShares MSCI Germany Index Fund

CUSIP: 464286806
AMEX Trading Symbol: EWG
------------------------

Fund Investment Objective

The iShares MSCI Germany Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the German market, as measured by the MSCI Germany Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 55 stocks traded primarily on the Frankfurt Stock Exchange. As of that date, the Index's three largest stocks were Deutsche Telekom, Allianz and Siemens (which comprised 13.45%, 11.92% and 9.54%, respectively, of the Index's market capitalization) and its three largest industries were insurance, diversified telecommunication services and banks (which comprised 20.03%, 13.45% and 11.91%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                      1997          1998           1999
                   ----------     ---------     ----------
                     22.75%         28.28%        20.87%

          2000 Year to Date Total Return as of September 30: (17.69%)

              Best Quarter                           Worst Quarter
              ------------                           -------------
                 27.11%                                 (15.76%)
   (Quarter ended December 31, 1999)       (Quarter ended September 30, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                              Since
                                                            Inception
                                                1 Year      (3/12/96)
                                                ------      ---------
     Germany Index Fund                         20.87%        21.26%
     MSCI Germany Index                         20.04%        22.15%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 14                                                                  iShares
iShares MSCI Hong Kong Index Fund

CUSIP: 464286871
AMEX Trading Symbol: EWH
------------------------

Fund Investment Objective

The iShares MSCI Hong Kong Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Hong Kong market, as measured by the MSCI Hong Kong Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 28 stocks traded primarily on the Stock Exchange of Hong Kong Limited (SEHK). As of that date, the Index's three largest stocks were Hutchison Whampoa, Hang Seng Bank and Sun Hung Kai Properties (which comprised 29.16%, 12.76% and 10.61%, respectively, of the Index's market capitalization) and its three largest industries were diversified financials, real estate and banks (which comprised 34.85%, 19.89% and 14.52%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that in recent times, Hong Kong's economy has been adversely affected by the Asian economic crisis, contributing to the current recession. Issues and uncertainties linger regarding the integration of Hong Kong's economy with that of China, and the manner in which the Chinese government will honor and interpret the agreement pursuant to which Hong Kong was returned to China by the United Kingdom in 1998.

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                       1997         1998           1999
                    ----------    ---------     ----------
                      (26.74%)       (9.21%)       54.00%

          2000 Year to Date Total Return as of September 30: (12.07%)

              Best Quarter                           Worst Quarter
              ------------                           -------------
                 26.95%                                 (30.12%)
   (Quarter ended December 31, 1998)       (Quarter ended December 31, 1997)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                              Since
                                                            Inception
                                                1 Year      (3/12/96)
                                                ------      ---------
     Hong Kong Index Fund                       54.00%         6.29%
     MSCI Hong Kong Index                       59.50%        10.89%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 15
iShares MSCI Italy Index Fund

CUSIP: 464286855
AMEX Trading Symbol: EWI
------------------------

Fund Investment Objective

The iShares MSCI Italy Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Italian market, as measured by the MSCI Italy Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 44 stocks traded primarily on the Milan Stock Exchange. As of that date, the Index's three largest stocks were Tim Ord, ENI and Assicurazioni Generali (which comprised 13.13%, 12.15% and 11.43%, respectively, of the Index's market capitalization) and its three largest industries were banks, diversified telecommunication services and wireless telecommunication services (which comprised 21.23%, 15.38% and 14.88%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                       1997         1998           1999
                    ----------    ---------     ----------
                      35.77%         50.24%         0.53%

           2000 Year to Date Total Return as of September 30: (6.79%)

              Best Quarter                           Worst Quarter
              ------------                           -------------
                 34.44%                                 (10.61%)
     (Quarter ended March 31, 1998)        (Quarter ended September 30, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                              Since
                                                            Inception
                                               1 Year       (3/12/96)
                                               ------       ---------
     Italy Index Fund                           0.53%         24.67%
     MSCI Italy Index                          (0.26%)        24.65%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 16                                                                  iShares
iShares MSCI Japan Index Fund

CUSIP: 464286848
AMEX Trading Symbol: EWJ
------------------------

Fund Investment Objective

The iShares MSCI Japan Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Japanese market, as measured by the MSCI Japan Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 280 stocks traded primarily on the Tokyo Stock Exchange. As of that date, the Index's three largest stocks were Toyota Motor Corp., NTT Corp. and Sony Corp. (which comprised 6.18%, 5.15% and 3.18%, respectively, of the Index's market capitalization) and its three largest industries were banks, automobiles and household durables (which comprised 9.93%, 8.88% and 8.00%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that the Japanese economy faces several concerns, including: a financial system with large levels of nonperforming loans; over-leveraged corporate balance sheets; an aging workforce; a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility; extensive cross-ownership by major corporations; a changing corporate governance structure; and large government deficits. Japan's economy is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures.

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                       1997         1998           1999
                    ----------    ---------     ----------
                     (23.63%)       3.53%         57.89%

          2000 Year to Date Total Return as of September 30: (15.78%)

              Best Quarter                           Worst Quarter
              ------------                           -------------
                 26.25%                                 (19.80%)
   (Quarter ended December 31, 1998)       (Quarter ended December 31, 1997)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                             Since
                                                           Inception
                                              1 Year       (3/12/96)
                                              ------       ---------
     Japan Index Fund                         57.89%         2.67%
     MSCI Japan Index                         61.53%         3.80%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 17
iShares MSCI Malaysia (Free) Index Fund

CUSIP: 464286830
AMEX Trading Symbol: EWM
------------------------

Fund Investment Objective

The iShares MSCI Malaysia (Free) Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Malaysian market, as measured by the MSCI Malaysia (Free) Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 74 stocks traded primarily on the Kuala Lumpur Stock Exchange. As of that date, the Index's three largest stocks were Tenaga Nasional, Telekom Malaysia and Malayan Banking (which comprised 14.89%, 14.44% and 12.37%, respectively, of the Index's market capitalization) and its three largest industries were banks, electric utilities and diversified telecommunication services (which comprised 20.47%, 17.47% and 15.24%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one-year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The capital controls were subsequently amended in a number of respects. The Company suspended creations of the Fund when the capital controls were implemented, and advised investors that it would, to the extent possible under the applicable Malaysian regulations, deliver Malaysian ringgits in satisfaction of redemption requests received. The disruption of the creation/redemption mechanism for the Fund adversely affected the trading market for iShares of the Fund, resulting in their trading at prices that differed materially from their net asset value on many days.

In May 2000, the Company commenced offers and redemptions of Creation Units of the Fund for U.S. dollars. In connection with the decision to redeem Creation Units of the Fund for U.S. dollars, the Company combined its accounts in Malaysia effective May 12, 2000, and Malaysian securities acquired by the Fund before September 1, 1998 acquired a basis for purposes of the Malaysian profits levy equal to their fair market value at the time of the combination. Previously, the proceeds of such securities could be repatriated without payment of the profits levy. Under the current Malaysian capital controls, the Fund will pay a profits levy at a rate of 10% (with any profits computed based on the cost basis for purposes of the Malaysian capital controls) when it sells Malaysian securities and repatriates the proceeds (e.g., in connection with redemptions). Since the levy is not a foreign income tax it will not be "passed through" to shareholders of the Fund for possible use as a foreign tax credit.

The Company recently received regulatory relief from the Malaysian authorities and is currently investigating the possibility of re-instituting sales and redemptions of Creation Units of the Fund's iShares on an "in-kind" basis, but there can be no assurance that the Company will be able to offer and redeem such Creation Units on an in-kind basis at any time in the future.

The Company understands, based on publicly available information, that the Finance Ministry of Malaysia has abolished, effective May 2, 2001, the exit levy of 10% that had applied to profits repatriated by foreign entities. Accordingly, the Fund no longer will be required under the Malaysian capital controls to pay a profits levy when it sells Malaysian securities in its portfolio and repatriates the proceeds (e.g., in connection with redemptions).

--------------------------------------------------------------------------------
page 18                                                                  iShares

The Malaysian capital controls have been changed in significant ways since they were first adopted without warning on September 1, 1998. There can be no assurance that the Malaysian capital controls will not be changed in the future in ways that adversely affect the Fund and its shareholders. Since the capital controls were imposed, the iShares of the Fund have often traded at discounts or premiums to their net asset value. Since the Company's decision to permit offers and redemptions of Creation Units of the Fund's iShares for U.S. dollars, they have traded at prices that have generally been close to their net asset values. However, there can be no assurances that this will continue to be the case.

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                       1997         1998           1999
                    ----------    ---------     ----------
                     (66.93%)      (29.31%)       92.98%

          2000 Year to Date Total Return as of September 30: (12.26%)

              Best Quarter                           Worst Quarter
              ------------                           -------------
                122.01%                                 (46.01%)
     (Quarter ended June 30, 1999)           (Quarter ended June 30, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                                Since
                                                              Inception
                                                  1 Year      (3/12/96)
                                                  ------      ---------
     Malaysia (Free) Index Fund                    92.98%      (16.18%)
     MSCI Malaysia (Free) Index                   114.61%      (14.70%)

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 19
iShares MSCI Mexico (Free) Index Fund

CUSIP: 464286822
AMEX Trading Symbol: EWW
------------------------

Fund Investment Objective

The iShares MSCI Mexico (Free) Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Mexican market, as measured by the MSCI Mexico (Free) Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 23 stocks traded primarily on the Mexican Stock Exchange. As of that date, the Index's three largest stocks were Telefonos Mexico L, Walmart Mexico V and Grupo Modelo C (which comprised 35.30%, 8.56% and 7.56%, respectively, of the Index's market capitalization) and its three largest industries were diversified telecommunication services, beverages and banks (which comprised 35.30%, 12.41% and 11.91%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that the Mexican economy is heavily dependent on the health of the US economy, as the United States purchases most of Mexico's exports. Mexico also has suffered from severe currency devaluations in the past, and has been destabilized by local insurrections in certain regions, particularly the State of Chiapas. In addition, there is a risk of disruption following the recent election of a president who is not a member of the political party that has dominated Mexico for many decades.

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                       1997         1998           1999
                    ----------    ---------     ----------
                      48.53%       (35.00%)      76.12%

          2000 Year to Date Total Return as of September 30: (12.89%)

              Best Quarter                           Worst Quarter
              ------------                           -------------
                 35.92%                                 (24.30%)
   (Quarter ended December 31, 1999)       (Quarter ended September 30, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                                Since
                                                              Inception
                                                   1 Year     (3/12/96)
                                                   ------     ---------
     Mexico (Free) Index Fund                      76.12%       19.40%
     MSCI Mexico (Free) Index                      80.07%       22.57%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 20                                                                  iShares
iShares MSCI Netherlands Index Fund

CUSIP: 464286814
AMEX Trading Symbol: EWN
------------------------

Fund Investment Objective

The iShares MSCI Netherlands Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Dutch market, as measured by the MSCI Netherlands Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 25 stocks traded primarily on the Amsterdam Stock Exchange. As of that date, the Index's three largest stocks were Royal Dutch Petroleum Co., ING Groep and Aegon (which comprised 26.53%, 14.53% and 11.47%, respectively, of the Index's market capitalization) and its three largest industries were oil & gas, diversified financials and insurance (which comprised 26.53%, 14.53% and 11.47%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                      1997           1998          1999
                    ----------     ---------     ----------
                      20.11%         24.09%        4.54%

           2000 Year to Date Total Return as of September 30: (9.25%)

              Best Quarter                           Worst Quarter
              ------------                           -------------
                 17.76%                                 (15.33%)
   (Quarter ended December 31, 1998)       (Quarter ended September 30, 1998)


           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                              Since
                                                            Inception
                                                 1 Year     (3/12/96)
                                                 ------     ---------
     Netherlands Index Fund                       4.54%       19.13%
     MSCI Netherlands Index                       6.88%       20.66%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 21
iShares MSCI Pacific ex-Japan Index Fund

CUSIP: 464286665
AMEX Trading Symbol: EPP
------------------------

Fund Investment Objective

The iShares MSCI Pacific ex-Japan Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Australia, Hong Kong, New Zealand and Singapore market, as measured by the MSCI Pacific ex-Japan Index (the "Index").

Benchmark Index Information

As of September 30, 2001, the Index consisted of 149 stocks from the following four countries Australia, Hong Kong, New Zealand and Singapore.

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that in recent times, Hong Kong's economy has been adversely affected by the Asian economic crisis, contributing to the current recession. Issues and uncertainties linger regarding the integration of Hong Kong's economy with that of China, and the manner in which the Chinese government will honor and interpret the agreement pursuant to which Hong Kong was returned to China by the United Kingdom in 1998.

As a small open economy, Singapore is particularly vulnerable to external economic influences, including in recent times the Asian economic crisis. While Singapore has been a leading manufacturer of electronic goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely impact Singapore's economy.

New Zealand has been predominantly agricultural based country. However, since 1984, the government has been moving its country to become more industrialized. Its growth, however, remains dependent on the economic well being of Asia, Europe and the U.S. In 1998, the economy fell into recession due to the Asian economic crisis and summer drought. New Zealand's primary exports include forestry and mining. Over the past 15 years, in an effort to grow its economy and create open channels, New Zealand has evolved to be one of the most deregulated countries.

Prior Performance

As of the date of this prospectus, the Fund has not started investment operations, and therefore no prior performance information is available.

--------------------------------------------------------------------------------
page 22                                                                  iShares
iShares MSCI Singapore (Free) Index Fund

CUSIP: 464286673
AMEX Trading Symbol: EWS
------------------------

Fund Investment Objective

The iShares MSCI Singapore (Free) Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Singaporean market, as measured by the MSCI Singapore (Free) Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 30 stocks traded primarily on the Singapore Stock Exchange. As of that date, the Index's three largest stocks were DBS Group Holdings, Singapore Airlines and Singapore Telecom (which comprised 16.61%, 13.22% and 11.51%, respectively, of the Index's market capitalization) and its three largest industries were banks, airlines and diversified telecommunication services (which comprised 34.77%, 13.22% and 11.51%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that as a small open economy, Singapore is particularly vulnerable to external economic influences, including in recent times the Asian economic crisis. While Singapore has been a leading manufacturer of electronics goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely impact Singapore's economy.

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                     1997           1998          1999
                   ----------     ---------     ----------
                    (43.87%)       (5.44%)        55.35%

          2000 Year to Date Total Return as of September 30: (24.15%)

              Best Quarter                           Worst Quarter
              ------------                           -------------
                 55.99%                                 (36.28%)
   (Quarter ended December 31, 1998)         (Quarter ended June 30, 1998)


           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                        Since Inception
                                             1 Year        (3/12/96)
                                             ------     ---------------
     Singapore (Free) Index Fund             55.35%         (5.65%)
     MSCI Singapore (Free) Index             60.17%         (3.27%)

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 23
iShares MSCI South Korea Index Fund

CUSIP: 464286772
AMEX Trading Symbol: EWY
------------------------

Fund Investment Objective

The iShares MSCI South Korea Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the South Korean market, as measured by the MSCI Korea Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 69 stocks traded primarily on the South Korean Stock Exchange. As of that date, the Index's three largest stocks were Samsung Electronics Co., SK Telecom Co. and Kepco Korea Electric Power (which comprised 24.55%, 18.82% and 12.74%, respectively, of the Index's market capitalization) and its three largest industries were semiconductor equipment & products, wireless telecommunication services and electric utilities (which comprised 24.99%, 18.82% and 12.74%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that while South Korea's relations with communist North Korea have improved somewhat in recent times, each has substantial military capabilities, and there is a risk of war between North and South Korea at any time. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities markets.

Prior Performance

Since the Fund was first offered for sale to the public on May 10, 2000, and has been in existence for less than one year, prior performance information is not presented.

--------------------------------------------------------------------------------
page 24                                                                  iShares
iShares MSCI Spain Index Fund

CUSIP: 464286764
AMEX Trading Symbol: EWP
------------------------

Fund Investment Objective

The iShares MSCI Spain Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Spanish market, as measured by the MSCI Spain Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 34 stocks traded primarily on the Madrid Stock Exchange. As of that date, the Index's three largest stocks were Telefonica, BBVA and BSCH BCO Santander Central (which comprised 28.54%, 17.65% and 16.77%, respectively, of the Index's market capitalization) and its three largest industries were banks, diversified telecommunication services and electric utilities (which comprised 34.43%, 28.54% and 13.98%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                      1997           1998          1999
                    ----------     ---------    -----------
                      23.90%         51.30%        (2.12%)

          2000 Year to Date Total Return as of September 30: (10.26%)

              Best Quarter                           Worst Quarter
              ------------                           -------------
                 38.58%                                 (16.56%)
     (Quarter ended March 31, 1998)        (Quarter ended September 30, 1998)


           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                         Since Inception
                                             1 Year         (3/12/96)
                                             ------      ---------------
     Spain Index Fund                        (2.12%)          27.07%
     MSCI Spain Index                         4.83%           29.99%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 25
iShares MSCI Sweden Index Fund

CUSIP: 464286756
AMEX Trading Symbol: EWD
------------------------

Fund Investment Objective

The iShares MSCI Sweden Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Swedish market, as measured by the MSCI Sweden Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 33 stocks traded primarily on the Stockholm Stock Exchange. As of that date, the Index's three largest stocks were Ericsson (Lm) B, Nordic Baltic Holdings and Skandia Forsakring (which comprised 40.39%, 8.78% and 6.69%, respectively, of the Index's market capitalization) and its three largest industries were communications equipment, banks and machinery (which comprised 40.39%, 16.75% and 7.76%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                       1997          1998          1999
                    ----------     ---------    -----------
                      11.00%        11.06%        63.93%


           2000 Year to Date Total Return as of September 30: (8.35%)

              Best Quarter                           Worst Quarter
              ------------                           -------------
                 36.63%                                 (24.05%)
   (Quarter ended December 31, 1999)       (Quarter ended September 30, 1998)


           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                        Since Inception
                                            1 Year         (3/12/96)
                                            ------      ---------------
     Sweden Index Fund                      63.93%          29.47%
     MSCI Sweden Index                      79.74%          33.78%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
page 26                                                                  iShares
iShares MSCI Switzerland Index Fund

CUSIP: 464286749
AMEX Trading Symbol: EWL
------------------------

Fund Investment Objective

The iShares MSCI Switzerland Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Swiss market, as measured by the MSCI Switzerland Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 32 stocks traded primarily on the Zurich Stock Exchange. As of that date, the Index's three largest stocks were Novartis, Nestle and Roche Holding Genuss (which comprised 20.27%, 14.83% and 12.06%, respectively, of the Index's market capitalization) and its three largest industries were pharmaceuticals, banks and food products (which comprised 35.52%, 19.66% and 14.83%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                      1997          1998           1999
                   ----------     ---------     ----------
                     35.23%          18.27%       (3.25%)

           2000 Year to Date Total Return as of September 30: (6.87%)

              Best Quarter                           Worst Quarter
              ------------                           -------------
                 24.63%                                 (22.09%)
   (Quarter ended December 31, 1998)       (Quarter ended September 30, 1998)


           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                           Since Inception
                                                1 Year        (3/12/96)
                                                ------     ---------------
     Switzerland Index Fund                     (3.25%)         12.00%
     MSCI Switzerland Index                     (7.02%)         13.95%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 27
iShares MSCI Taiwan Index Fund

CUSIP: 464286731
AMEX Trading Symbol: EWT
------------------------

Fund Investment Objective

The iShares MSCI Taiwan Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Taiwanese market, as measured by the MSCI Taiwan Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 75 stocks traded primarily on the Taiwan Stock Exchange. As of that date, the Index's three largest stocks were Taiwan Semiconductor Mfg., United Microelectronics and Cathay Life Insurance Co. (which comprised 19.98%, 11.38% and 6.08%, respectively, of the Index's market capitalization) and its three largest industries were semiconductor equipment & products, banks and computers & peripherals (which comprised 36.64%, 11.14% and 10.39%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that owing to Taiwan's size and geographic proximity to the People's Republic of China, and its history of political contention with China (which regards Taiwan as a renegade province), developments in Taiwan's ongoing relations with China, including the ongoing risk of invasion by or war with China and other factors, may materially impact the Taiwanese economy and securities markets. The recent election of a new government in Taiwan has resulted in increased tensions with China, which is concerned that the new government is in favor of independence for Taiwan.

Prior Performance

Since the Fund was first offered to the public on June 21, 2000, and has been in existence for less than one year, prior performance information is not presented.

--------------------------------------------------------------------------------
page 28                                                                  iShares
iShares MSCI United Kingdom Index Fund

CUSIP: 464286699
AMEX Trading Symbol: EWU
------------------------

Fund Investment Objective

The iShares MSCI United Kingdom Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the British market, as measured by the MSCI United Kingdom Index (the "Index").

Benchmark Index Information

As of November 30, 2000, the Index consisted of 117 stocks traded primarily on the London Stock Exchange. As of that date, the Index's three largest stocks were Vodafone Group, BP Amoco and HSBC Holdings (GB) (which comprised 11.83%, 9.88% and 6.83%, respectively, of the Index's market capitalization) and its three largest industries were banks, pharmaceuticals and wireless tecommunication services (which comprised 17.91%, 15.18% and 11.83%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                      1997          1998           1999
                   ----------     ---------     ----------
                     20.85%         18.42%         12.14%

          2000 Year to Date Total Return as of September 30: (12.63%)

              Best Quarter                           Worst Quarter
              ------------                           -------------
                 18.43%                                 (10.56%)
     (Quarter ended March 31, 1998)        (Quarter ended September 30, 1998)


           Average Annual Total Returns as of 12/31/99 -- Comparison

                                                          Since Inception
                                               1 Year        (3/12/96)
                                               ------     ---------------
     United Kingdom Index Fund                 12.14%         20.87%
     MSCI United Kingdom Index                 12.45%         21.64%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
The iShares MSCI Index Funds                                             page 29

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


--------------------------------------------------------------------------------

Investment Policies and Strategies

Indexing Investment Approach. Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, each Index Fund, using a "passive" or indexing investment approach, attempts to approximate the investment performance of its benchmark MSCI Index by investing in a portfolio of stocks selected by using quantitative analytical procedures. Stocks are selected for inclusion in an Index Fund in order to have investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures that, taken together, are similar to those of the benchmark MSCI Index taken in its entirety.

Portfolio Sampling. Generally, an Index Fund does not hold all of the issues that comprise its benchmark MSCI Index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, an Index Fund will attempt to hold a representative sample of the securities in its benchmark MSCI Index, which will be selected by the investment advisor using quantitative analytical models in a technique known as "portfolio sampling". Under this technique, each stock is considered for inclusion in an Index Fund based on its contribution to certain capitalization, industry and fundamental investment characteristics. The investment advisor seeks to construct the portfolio of an Index Fund so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of its benchmark MSCI Index. Over time, the portfolio composition of an Index Fund may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark MSCI Index or to bring the performance and characteristics of an Index Fund more in line with that of its benchmark MSCI Index. Rebalancing may also be required for tax purposes. These rebalancings will require an Index Fund to incur transaction costs and other expenses.

An Index Fund reserves the right to invest in all of the securities in its benchmark MSCI Index, and an Index Fund with a benchmark index comprised of relatively few stocks may do so on a regular basis. In addition, the iShares MSCI Australia, Austria, Belgium, Brazil (Free), Hong Kong, Italy,
Mexico (Free), Netherlands, Pacific ex-Japan, Singapore (Free), South Korea, Spain, Sweden, Switzerland and Taiwan Index Funds may hold stocks that are not in their benchmark MSCI Index if the investment advisor determines this to be appropriate in light of the Index Fund's investment objective and relevant investment constraints.

Investment Assets. Each Index Fund has a policy to remain as fully invested as practicable in a pool of equity securities. Each Index Fund will normally invest at least 95% of its total assets in stocks that are represented in its benchmark MSCI Index except, in limited circumstances, to help meet shareholder redemptions of Creation Units. To comply with the US Internal Revenue Code, and manage corporate actions and index changes in the smaller markets, each of the iShares MSCI Australia, Austria, Belgium, Brazil (Free), Hong Kong, Italy, Mexico (Free), Netherlands, Singapore (Free), South Korea, Spain, Sweden, Switzerland and Taiwan Index Funds will at all times invest at least 80% of its total assets in such stocks and at least half of the remaining 20% of its total assets in such stocks or in stocks included in the relevant market, but not in its benchmark MSCI Index.

Each Index Fund may invest its remaining assets in money market instruments or funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940), in repurchase agreements, in stocks that are in the relevant market but not its benchmark MSCI Index (as indicated above), and/or in combinations of stock index futures contracts, options on futures contracts, stock index options, stock index swaps, cash, local currency and forward currency exchange contracts that are intended to provide an Index Fund with exposure to a stock. The investment advisor may attempt to reduce tracking error by using futures contracts whose behavior is expected to represent the market performance of the Index Fund's underlying securities, although there can be no assurance that these futures will correlate with the performance of its benchmark MSCI Index. An Index Fund will not use these instruments to leverage, or borrow against, their page 31

--------------------------------------------------------------------------------

Investment Policies and Strategies
securities holdings or for speculative purposes. In some cases the use of these special investment techniques can adversely affect the performance of an Index Fund.

Lending of Securities. Each Index Fund may lend its portfolio securities. In connection with these loans, the Company receives liquid collateral equal to at least 105% of the value of the portfolio securities being lent. This collateral is marked to market on a frequent basis. Notwithstanding such collateral, the Index Fund would lose value to the extent that a borrower defaults on its obligation to return borrowed portfolio securities and the value of the collateral is less than the value of the borrowed securities.

Industry Concentration. With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, an Index Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Index Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if an investment in the stock of a single issuer would account for more than 25% of the Index Fund's assets, that Index Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Index Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. An Index Fund may not concentrate its investments except as discussed above. This policy is a fundamental investment policy and may not be changed without the approval of a majority of an Index Fund's shareholders.

As of November 30, 2000, as a result of this policy with respect to industry concentration, the following Index Funds were concentrated (that is, invested 25% or more of the value of their assets) in the specified industries:

        iShares MSCI Index Fund   Industry or Industries
        -----------------------   ----------------------
        Austria                   Banks
        Canada                    Communications Equipment
        Hong Kong                 Diversified Financials
        Italy                     Telecommunication Services
        Singapore                 Banks
        Sweden                    Communications Equipment
        Switzerland               Pharmaceuticals
        Taiwan                    Semiconductors Equipment & Products

As of September 30, 2001, the benchmark MSCI Index for the iShares MSCI Pacific Ex-Japan Index Fund was concentrated in the banking industry. Accordingly, the iShares MSCI Pacific Ex-Japan Index Fund would have been concentrated in banking industry if it had commenced operations on or before that date.

Prior to the commencement of sales of shares of the iShares MSCI Pacific ex-Japan Index Fund to the public, the initial shareholder of that Index Fund voted to approve a change in the above industry concentration policy contingent upon that change in the concentration policy being approved by the shareholders of at least one of the other Index Funds of the Company at a special meeting scheduled to be held on December 19, 2001. As changed, the concentration policy will be as follows:

The iShares MSCI Pacific ex-Japan Index Fund will concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Index Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that the Index Fund will comply with the diversification requirements applicable to regulated investment companies of the Internal Revenue Code, any underlying Treasury regulations or any successor provision.

Borrowing Money. An Index Fund may borrow money from a bank up to a limit of 33% of the market value of its assets, but only for temporary or emergency purposes. To the extent that an Index Fund borrows money, it may be leveraged; at such times, the Index Fund's value may appreciate page 32
                                                                         iShares


--------------------------------------------------------------------------------
or depreciate more rapidly than its benchmark MSCI Index. An Index Fund will not make cash purchases of securities when the amount of money borrowed exceeds 5% of the market value of its total assets.

Fundamental Policies. The concentration policy of each Index Fund is a fundamental policy that may be changed only with shareholder approval. Each of the other investment policies described in this Prospectus is a non-fundamental policy that may be changed by the Board of Directors without shareholder approval. Shareholders will be notified before any material change in these policies is implemented. Certain other fundamental policies of the Company are set forth in the Statement of Additional Information under "Investment Limitations."

Tracking Error. Due to the use of the portfolio sampling technique described above and other factors discussed in this Prospectus, an Index Fund is not expected to track its benchmark MSCI Index with the same degree of accuracy as would an investment vehicle that invested in every component security of its benchmark index. The investment advisor expects that, over time, an Index Fund's "expected tracking error" relative to the performance of its benchmark index will be less than 5% and its tracking error will generally be greater if its benchmark index has fewer rather than greater numbers of component stocks. An expected tracking error of 5% means that there is a 68% probability that the net asset value of an Index Fund will be within plus or minus 5% of its benchmark MSCI Index level after one year, without rebalancing the portfolio composition. Thus, actual tracking error in a period may exceed 5%, perhaps significantly, even though the expected tracking error is less than 5%. In addition, it is possible that future developments (e.g., the domination of an Index Fund's benchmark index by a small number of stocks) may result in an Index Fund having an unexpected tracking error of greater than 5%. For the fiscal year ended August 31, 2000, the following Index Funds had a tracking error greater than 5%: Canada (-13.34%); and Sweden (-12.50%). A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of an Index Fund increases or decreases in exact proportion to changes in its benchmark MSCI Index.

The following factors may adversely affect the tracking of an Index Fund to that of its benchmark MSCI Index:

 . the Index Funds must pay various expenses, while the benchmark MSCI Indices do not reflect any expenses;

 . since the investment portfolios of the Index Funds do not generally replicate the underlying MSCI Indices, their investment performance is likely to differ from that of the MSCI Indices;

 . the portfolio sampling technique used to manage the Index Funds is based on historical price relationships and changes to those relationships can adversely affect tracking. In some situations, the requirements of the US Internal Revenue Code can adversely affect tracking by preventing an Index Fund from holding optimal positions in particular securities;

 . an Index Fund must comply with regulatory constraints that do not affect the calculation of its corresponding MSCI Index;

 . the existence of uninvested assets in the portfolios (principally cash and deferred organizational expenses) while the benchmark MSCI Indices do not have univested assets;
 . Index Funds receive interest income on uninvested cash and most Index Funds receive income from securities lending activities, whereas the benchmark MSCI Indices do not have such sources of income; and

 . the fact that an Index Fund may be subject to a different foreign withholding tax rate than that assumed by its benchmark MSCI Index.

Although the investment advisor regularly monitors the tracking error of each Index Fund, there can be no assurance that any Index Fund will achieve any particular level of tracking error relative to the performance of its benchmark MSCI Index. Semi-annual and annual reports of the Company disclose tracking error for each Index Fund over the previous six-month period, and in the event that tracking error exceeds 5%, the Board of Directors will consider whether it would be appropriate to take action.

--------------------------------------------------------------------------------

Additional Information About Principal Risk Factors

Additional Information About Principal Risk Factors

An investment in iShares of an Index Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in iShares MSCI Index Funds generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of US issuers. The principal risk factors, which could decrease the value of your investment, are listed and described below:

 . less liquid and less efficient securities markets;

 . greater price volatility;

 . exchange rate fluctuations and exchange controls;

 . less publicly available information about issuers;

 . the imposition of withholding or other taxes;

 . the imposition of restrictions on the expatriation of funds or other assets of an Index Fund;

 . higher transaction and custody costs and delays and risks of loss attendant in settlement procedures;

 . difficulties in enforcing contractual obligations;

 . lesser levels of regulation of the securities markets;

 . different accounting, disclosure and reporting requirements;

 . more substantial government involvement in the economy;

 . higher rates of inflation;

 . greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

Index Funds that issue and/or redeem Creation Units for cash (the Brazil
(Free), Malaysia (Free), South Korea and Taiwan Index Funds) may have greater tracking error than other Index Funds since they are at risk that the prices they pay or receive for portfolio securities will be different than the prices in effect when they determine the value of the Creation Units being issued or redeemed.

Volatility of Foreign Equity Markets. The US dollar performance of foreign equity markets, particularly emerging markets, has generally been substantially more volatile than that of US markets. Greater volatility connotes greater uncertainty as to a portfolio's liquidation value at a future point in time. The volatility information below is a measurement of the standard deviation of five years of monthly total returns of the MSCI Index. The percentages reflect the historical average annual volatility for each MSCI Index, based on monthly total returns of the MSCI Indices from November 30, 1995 to November 30, 2000.

      MSCI Australia..........   4.51%             MSCI Mexico (Free)......  12.20%
      MSCI Austria............   7.22%             MSCI Netherlands........   8.46%
      MSCI Belgium............   7.34%             MSCI Pacific ex-Japan...   7.60%*
      MSCI Brazil (Free)......  15.22%             MSCI Singapore (Free)...   9.75%
      MSCI Canada.............   8.53%             MSCI South Korea........  16.65%
      MSCI France.............   7.38%             MSCI Spain..............   9.46%
      MSCI Germany............   9.10%             MSCI Sweden.............  10.65%
      MSCI Hong Kong..........  11.15%             MSCI Switzerland........   7.39%
      MSCI Italy..............   8.20%             MSCI Taiwan.............  10.13%
      MSCI Japan..............   6.85%             MSCI United Kingdom.....   6.14%
      MSCI Malaysia (Free)....  21.53%

--------
* Based on monthly total returns of the MSCI Index from September 30, 1996 to September 30, 2001.
                                                                         iShares

--------------------------------------------------------------------------------

The larger the percentage stated for an MSCI Index, the greater the historical average annual volatility of that MSCI Index. Among the listed MSCI Indices, the MSCI Australia reflects the lowest historical volatility, and the MSCI Malaysia (Free) reflects the highest historical volatility. Short-term volatility in these markets can be significantly greater than average annual volatility.

Foreign Currency Fluctuations. Because each Index Fund's assets are generally invested in non-US securities, and because a substantial portion of the revenue and income of each Index Fund is received in a foreign currency, the dollar value of an Index Fund's net assets is reduced by declines in the value of the relevant foreign currency relative to the dollar and are positively affected by increases in the value of that currency relative to the dollar. Also, government or monetary authorities may impose or alter exchange controls in a way that would adversely affect exchange rates.

Any currency fluctuations will affect the net asset value of an Index Fund regardless of the performance of its underlying portfolio. Other than to facilitate settlements in local markets or to protect against currency exposure in connection with its distributions to shareholders or borrowings, no Index Fund expects to engage in currency transactions for the purpose of hedging against a decline in value of any foreign currencies.

Concentration and Lack of Diversification of Certain Index Funds. Each Index Fund (except for the iShares MSCI Japan and United Kingdom Funds) is classified as "non-diversified" for purposes of the Investment Company Act of 1940, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. In addition, a number of Index Funds concentrate their investments in particular industries as noted in the descriptions of each non-diversified Index Fund. Each
Index Fund, however, whether diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the US Internal Revenue Code, to relieve the Index Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the US Internal Revenue Code severely limits the investment flexibility of certain Index Funds and makes it less likely that such Index Funds will meet their investment objectives.

The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark index of an Index Fund and, consequently, the investment portfolio of an Index Fund. This may adversely affect the performance of an Index Fund or subject it to greater price volatility than that experienced by more diversified investment companies. The iShares of an Index Fund may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market.

Trading Issues. Trading in iShares on the AMEX (or any other securities exchange on which iShares may be listed or traded) may be halted due to market conditions or for reasons that, in the AMEX's view (or that of any such other exchange's), make trading in iShares inadvisable. In addition, trading in iShares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules. If trading on the AMEX or another exchange on which iShares are listed is halted, you may not be able to sell your iShares until trading resumes. There can be no assurance that the requirements of the AMEX (or any other exchange) that are necessary to maintain the listing of any Index Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value and Trading Prices. The net asset value of iShares of an Index Fund will fluctuate with changes in the market value of an Index Fund's security holdings and changes in the exchange rate between the US dollar and the subject foreign currency. The market prices of iShares will fluctuate in accordance with changes in net asset value and supply and demand on the AMEX or another exchange on which iShares are listed. The Company cannot predict whether iShares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces in the secondary trading market for iShares will be closely related, but not identical, to the same forces influencing the prices of the stocks of the MSCI Index

--------------------------------------------------------------------------------

Additional Information About Principal Risk Factors trading individually or in the aggregate at any point in time. Given, however, that iShares must be created and redeemed in Creation Unit aggregations (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the investment advisor believes that ordinarily large discounts or premiums to the net asset value of iShares should not be sustained. In the event that the Company must suspend or discourage creations and/or redemptions of Creation Unit aggregations of iShares of an Index Fund, we expect larger discounts or premiums. This occurred in the case of the Malaysia (Free) Index Fund ("Malaysia Fund") iShares, which frequently traded at prices that materially differed from their net asset values between the dates creations and "in kind" redemptions of the Malaysia Fund iShares were suspended in response to capital controls imposed by Malaysia from September 1998 and May 2000, when the Company commenced sales and redemptions of Malaysia Fund iShares for cash in U.S. dollars. The Company recently received regulatory relief from the Malaysian authorities and is currently investigating the possibility of re-instituting sales and redemptions of Creation Units of the Malaysia Fund's iShares on an "in-kind" basis, but there can be no assurance that the Company will be able to offer and redeem such Creation Units in-kind at any time in the future.

Management

Investment Advisor

Barclays Global Fund Advisors is responsible for the investment management of each Index Fund. It is a California corporation indirectly owned by Barclays Bank PLC and is registered under the Investment Advisers Act of 1940. Barclays Global Fund Advisors has managed equity portfolios, including index funds and mutual funds, for over 25 years. As of May 31, 2001, the investment adviser and its affiliates managed, administered or advised assets aggregating in excess of $785 billion. Barclays Global Fund Advisors' principal business address is 45 Fremont Street, San Francisco, California 94105.

For the fiscal year ended August 31, 2000, the investment adviser accrued, received or reimbursed the following fees as a percentage of the average daily net assets of each of the iShares MSCI Index Funds. The iShares MSCI Brazil
(Free), EMU, South Korea and Taiwan Index Funds operated for only a portion of such fiscal year.

                               Percentage of                                  Percentage of
                               Average Daily                                  Average Daily
      iShares MSCI Index Fund   Net Assets           iShares MSCI Index Fund   Net Assets
      -----------------------  -------------         -----------------------  -------------
      Australia...............         0.24%         Malaysia (Free).........         0.25%
      Austria.................         0.14%         Mexico (Free)...........         0.17%
      Belgium.................         0.20%         Netherlands.............         0.23%
      Brazil (Free)...........        (0.39%)        Pacific ex-Japan........           N/A*
      Canada..................         0.14%         Singapore (Free)........         0.25%
      EMU.....................        (0.55%)        South Korea.............        (0.24%)
      France..................         0.24%         Spain...................         0.23%
      Germany.................         0.26%         Sweden..................         0.21%
      Hong Kong...............         0.25%         Switzerland.............         0.22%
      Italy...................         0.25%         Taiwan..................        (0.34%)
      Japan...................         0.27%         United Kingdom..........         0.27%

--------
*The fund commenced operations on October 26, 2001

Shareholder Information

Determination of Net Asset Value

The net asset value per iShares for each Index Fund is computed by dividing the value of the net assets of an Index Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares page 36
                                                                         iShares


--------------------------------------------------------------------------------
outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. Except for the Index Funds named below, the net asset value of each Index Fund is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. ("NYSE") (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open. The net asset values of the iShares MSCI Australia, Hong Kong, Japan, Malaysia (Free), Pacific ex-Japan, Singapore (Free), South Korea and Taiwan Index Funds are determined as of 8:30 a.m. (Eastern time) and the net asset value of the iShares MSCI Brazil (Free) Index Fund is determined as of 5:00 p.m. (Eastern time), on each day that the NYSE is open. The Company may commence determining the net asset value of certain Index Funds more frequently than once a day in connection with the possible future trading of the iShares of such Index Funds on foreign exchanges. The price at which a purchase or redemption of Creation Units of iShares is made is based on the next calculation of net asset value. In the case of Index Funds that effect creations and/or redemptions only for cash (i.e., the iShares MSCI Brazil
(Free), Malaysia (Free), South Korea and Taiwan Index Funds), it is possible that portfolio securities transactions by the Company in the relevant local markets of those Index Funds could affect the prices of those portfolio securities at the time those Index Funds' net asset values are calculated. Currency values are generally converted into U.S. dollars using the same exchange rates used by MSCI in the calculation of the relevant MSCI Indices (currently exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) Index is as of 3:00 p.m. Eastern time).
However, the Company may use a different rate from the rate used by MSCI if the investment advisor concludes that a different rate is more appropriate. Any use of a different rate from MSCI may adversely affect an Index Fund's ability to track its benchmark MSCI Index.

Buying and Selling iShares

There are two ways for you to buy and sell iShares. Most investors buy and sell iShares through a broker in transactions on the AMEX or another exchange on which iShares of the relevant Index Fund may be traded. iShares are also issued and redeemed directly by the Company, but only in transactions involving aggregations of very large numbers of iShares, referred to as Creation Units. These transactions occur on an "in-kind" basis for most Index Funds. Persons capable of purchasing or redeeming Creation Units of iShares should refer to the Company's Statement of Additional Information for further details.

In connection with the purchase or the redemption of a Creation Unit of an Index Fund, an investor must pay to the Company a purchase or redemption transaction fee, which is intended to offset the transfer and other transaction costs incurred by that Index Fund, including market impact expenses relating to investing in or disposing of portfolio securities. The maximum transaction fees that may apply to in-kind Creation Unit purchases and redemptions are listed in the second column in the table below. To the extent purchases and redemptions for cash are available, additional variable charges, up to the maximums listed in the third and fourth columns of the table below, will apply (in addition to the fees listed in the second column). This table is subject to revision from time to time. (Investors are also responsible for payment of the costs of transferring portfolio securities to the Company, in the case of a purchase transaction, or from the Company to their own account, in the case of a redemption transaction.)

                                                Maximum Additional  Maximum Additional
                               In-kind and Cash   Variable Charge    Variable Charge
      iShares                   Purchases and        for Cash            for Cash
      MSCI Index Series          Redemptions        Purchases*         Redemptions*
      -----------------        ---------------- ------------------- ------------------
      Australia...............      $2,400             0.60%              0.60%
      Austria.................      $1,200             0.67%              0.67%
      Belgium.................      $1,500             0.30%              0.30%
      Brazil (Free)...........      $4,100               **                ***
      Canada..................      $3,300             0.30%              0.30%
      EMU.....................      $8,000             1.05%              1.05%
      France..................      $2,900             0.25%              0.25%

                                                                         page 37

--------------------------------------------------------------------------------

Shareholder Information

                                                      Maximum             Maximum
                               In-kind and Cash Additional Variable Additional Variable
      iShares                   Purchases and     Charge for Cash     Charge for Cash
      MSCI Index Series          Redemptions        Purchases*         Redemptions*
      -----------------        ---------------- ------------------- -------------------
      Germany.................      $2,500             0.25%               0.25%
      Hong Kong...............      $2,900             0.60%               0.60%
      Italy...................      $2,200             0.30%               0.30%
      Japan...................      $8,300             0.15%               0.40%
      Malaysia (Free).........      $5,500               **                 ***
      Mexico (Free)...........      $1,400             0.50%               0.50%
      Netherlands.............      $2,000             0.25%               0.25%
      Pacific ex-Japan........      $7,200             1.80%               1.50%
      Singapore (Free)........      $2,200             1.60%               1.30%
      South Korea.............      $4,200               **                 ***
      Spain...................      $2,300             0.25%               0.45%
      Sweden..................      $2,200             0.30%               0.30%
      Switzerland.............      $2,600             0.40%               0.40%
      Taiwan..................      $6,200               **                 ***
      United Kingdom..........      $5,100             0.25%               0.75%

     --------
     *  As a percentage of amount invested.
     ** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 3.00%.
     ***This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 2.00%.

iShares may trade on the AMEX (or any other securities exchange on which iShares may trade) at prices that differ to some degree from their net asset value. If you buy or sell iShares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the difference between the bid price and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Given that iShares may be created or redeemed in Creation Units, however, the Advisor believes that ordinarily large discounts or premiums to the net asset value of iShares should not be sustained for long periods. If creations or redemptions of iShares in Creation Units are suspended or difficult to effect, the iShares may trade at sustained discounts or premiums from net asset value. This occurred in the case of iShares of the iShares MSCI Malaysia (Free) Index Fund after the Company suspended creations and "in kind" redemptions of these iShares in September 1998 as a result of capital controls imposed in Malaysia.

The AMEX disseminates during its trading day an indicative optimized portfolio value, or IOPV, for each Index Fund. This should not be viewed as a real time update of the net asset value per iShares of an Index Fund, which is calculated only once a day, because it may not be computed in a manner consistent with such net asset value.

The Depository Trust Company ("DTC") serves as securities depository for iShares. iShares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding iShares of each Index Fund. Beneficial ownership of iShares will be shown on the records of DTC or its participants (described below). Beneficial owners of iShares are not entitled to have iShares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder of iShares. Accordingly, to exercise any rights of a holder of iShares, a beneficial owner must rely on the procedures of (i) DTC; (ii) "DTC Participants", i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) "Indirect Participants", i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which the beneficial owner holds its interests.

As described above, the Company recognizes DTC or its nominee as the owner of all iShares for all purposes.

page 38
                                                                         iShares


--------------------------------------------------------------------------------

The Company will send its shareholders, through DTC and Central Depository Participants, unaudited semi-annual reports, audited annual reports and other information as may be required by applicable laws, rules and regulations. Beneficial owners also receive an annual notification as to the tax status of the Company's distributions.

For purposes of the Investment Company Act of 1940, iShares are issued by the Index Funds, and the acquisition of iShares by investment companies is subject to the restrictions of section 12(d)(1) of the Investment Company Act.

Dividends and Capital Gains Distributions

Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for certain Index Funds. In addition, the Company intends to distribute, at least annually, amounts representing the full dividend yield on the underlying portfolio securities of each Index Fund, net of expenses, as if the Index Fund owned the underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. See "Tax Matters" below. Dividends and securities gains distributions are distributed in US dollars and cannot be automatically reinvested in additional iShares. The Company will inform shareholders within 60 days after the close of an Index Fund's taxable year of the amount and nature of all distributions made to them.

Tax Matters

As with any investment, you should consider how the iShares of an Index Fund will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in iShares.

Unless your investment in an Index Fund is through a tax-exempt entity or taxed-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

 . An Index Fund makes distributions, and

 . You sell iShares on the AMEX.

Taxes on Distributions. Each Index Fund will distribute annually any net investment income, and any net realized long-term or short-term capital gains. Each Index Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid. Dividends paid out of an Index Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the iShares.

Distributions in excess of an Index Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in iShares, and as capital gain thereafter. A distribution may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, it may constitute a return of capital.

Dividends and interest received by each Index Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Since more than 50% of each Index Fund's total assets at the end of its taxable year will consist of foreign stocks or securities, each Index Fund will "pass through" to you any foreign income taxes (including withholding taxes) paid by an Index Fund, if you held the Index Fund, and the Index Fund held the security, on the dividend entitlement date and for at least fifteen additional days immediately before and/or after. Subject to certain limitations, the foreign page 39

--------------------------------------------------------------------------------

Shareholder Information
income taxes passed through may qualify as a deduction in calculating US taxable income or as a credit in calculating US federal income tax. You will be notified of your portion of the foreign income taxes paid to each country and the portion of dividends that represents income derived from sources within each country. Taxes other than foreign income taxes, including any profits levy payable by the iShares MSCI Malaysia (Free) Index Fund, are not passed through to you in this way.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, each Index Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies. In addition iShares may be subject to U.S. estate tax. You should consult your personal tax advisor as to this matter.

By law, each Index Fund must withhold 31% of a shareholder's distributions and proceeds if the shareholder has not provided a taxpayer identification number or social security number.

Taxes When iShares Are Sold on the AMEX. Currently, any capital gain or loss realized upon a sale of iShares is generally treated as long-term capital gain or loss if the iShares have been held for more than one year and as short-term capital gain or loss if the iShares have been held for one year or less.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in an Index Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in an Index Series under all applicable tax laws.

Possible Claim

A United States patentholder has notified the Company that it believes that the manner of the Company's operation results in the Company, possibly in conjunction with others, engaging in acts of infringement of such patent and has suggested that the Company, or one or more of its service providers, enter into a license agreement with it and pay it substantial fees. Payment of such fees by the Company could materially adversely affect the expense ratios of the Index Funds. In August 2000 the AMEX commenced an action seeking a declaratory judgement that its activities with respect to exchange traded funds, including the Company, do not infringe the patentholder's patents. The patentholder has counterclaimed alleging that such activities infringe its patent. The Company is not a party to this action. The Company believes that it has valid defenses to any potential patent infringement claim by the patentholder.

Distribution Arrangements

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Company to pay distribution fees for the sale and distribution of iShares. Because these fees are paid out of an Index Fund's assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees paid under the Rule 12b-1 Plan are calculated and paid monthly with respect to each Index Fund (other than the iShares MSCI Pacific ex-Japan Index
Fund) at a rate set from time to time by the Board, provided that the annual rate may not exceed .25% of the average daily net assets of such Index Fund. These fees are currently being paid at the maximum rate. The distribution fees payable under the 12b-1 Plan are used to pay distributions-related expenses, including: compensation to the distributor at a rate fixed by the Company's Board of Directors from time to time (currently .02% of the Company's average daily net assets, subject to an annual minimum of $845,000); compensation to a sales and marketing consultant retained by the Company at a rate of .035% of the Company's average daily net assets; and reimbursements of expenses incurred by the distributor and other persons (principally the investment advisor in connection with the distribution of the Company's shares). In addition, the distributor has
                                                                         iShares


page 40

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

entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the distributor will pay broker-dealers or other persons, out of Rule 12b-1 fees received from the Index Fund to which such fees apply, at the annual rate of up to .25 of 1% of the average daily net asset value of iShares held through DTC for the account of such DTC Participant. The amounts of the fees paid to the distributor and the sales and marketing consultant are not dependent on the amount of distribution expenses actually incurred by them. The distributor has no role in determining the investment policies of any Index Fund or which securities are to be purchased or sold by any Index Fund. (The iShares MSCI Pacific ex-Japan Index Fund does not pay Rule 12b-1 fees)

Financial Highlights

The financial highlights table is intended to help you understand the financial performance since inception of the following Index Funds that have commenced investment operations: the iShares MSCI Australia, Austria, Belgium, Brazil
(Free), Canada, EMU, France, Germany, Hong Kong, Italy, Japan, Malaysia (Free), Mexico (Free), Netherlands, Singapore (Free), South Korea, Spain, Sweden, Switzerland, Taiwan and United Kingdom Index Funds. (The iShares MSCI Pacific ex-Japan Index Fund's financial highlights are not included as this Index Fund commenced operations on October 26, 2001.) Certain information reflects financial results for a single iShare of an Index Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in an Index Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the financial statements of those Index Funds that have commenced operations, is included in the Annual Report, which is incorporated by reference in the SAI and available without charge upon request.



--------------------------------------------------------------------------------
Financial Highlights                                                     page 41

                                 iShares MSCI Australia Index Fund
                           ----------------------------------------------------
                           For the   For the    For the    For the    For the
                             year      year       year       year      period
                            ended     ended      ended      ended    03/12/96*-
                           08/31/00  08/31/99   08/31/98   08/31/97  08/31/96
                           --------  --------   --------   --------  ----------
Per Share Operating
Performance
 Net asset value,
 beginning of period.....  $  9.99   $  7.75    $ 10.35    $ 10.15    $  9.95(1)
                           -------   -------    -------    -------    -------
 Net investment
 income/(loss)+..........     0.23      0.20       0.23       0.17       0.10
 Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currency related
 transactions and
 translation of other
 assets and liabilities
 denominated in foreign
 currencies..............    (0.04)     2.29      (2.60)      0.47       0.29
                           -------   -------    -------    -------    -------
  Net increase/(decrease)
  in net assets resulting
  from operations........     0.19      2.49      (2.37)      0.64       0.39
                           -------   -------    -------    -------    -------

Less Distributions
 Dividends from net
 investment income.......    (0.22)    (0.19)     (0.23)     (0.16)     (0.08)
 Dividends in excess of
 net investment income...    (0.01)     0.00**     0.00**    (0.04)     (0.05)
 Distributions from net
 realized gains..........       --        --         --      (0.04)     (0.02)
 Distributions in excess
 of net realized gains...       --        --         --         --         --
 Return of capital.......    (0.02)    (0.06)        --      (0.20)     (0.04)
                           -------   -------    -------    -------    -------
  Total dividends and
  distributions..........    (0.25)    (0.25)     (0.23)     (0.44)     (0.19)
                           -------   -------    -------    -------    -------
 Net asset value, end of
 period..................  $  9.93   $  9.99    $  7.75    $ 10.35    $ 10.15
                           =======   =======    =======    =======    =======
Total Investment
Return(2)................     1.84%    32.09%    (23.11)%     6.23%      3.88%(4)

Ratios/Supplemental Data
 Net assets, end of
 period (in 000's).......  $61,574   $53,957    $34,099    $41,406    $12,177
 Ratios of expenses to
 average net assets(5)...     0.95%     1.00%      1.05 %     1.33%      1.59%(3)
 Ratios of net investment
 income/(loss) to average
 net assets(5)...........     2.22%     2.03%      2.38 %     1.57%      2.18%(3)
 Portfolio turnover(6)...    36.20%    13.83%      1.49 %     5.30%      8.84%(4)

                                  iShares MSCI Austria Index Fund
                           ---------------------------------------------------------
                           For the     For the    For the   For the    For the
                             year        year       year      year      period
                            ended       ended      ended     ended    03/12/96*-
                           08/31/00    08/31/99   08/31/98  08/31/97  08/31/96
                           ----------- ---------- --------- --------- --------------
Per Share Operating
Performance
 Net asset value,
 beginning of period.....  $  9.13     $ 10.11     $10.51    $10.40    $ 10.91(1)
                           ----------- ---------- --------- --------- --------------
 Net investment
 income/(loss)+..........     0.04        0.10       0.06     (0.02)      0.04
 Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currency related
 transactions and
 translation of other
 assets and liabilities
 denominated in foreign
 currencies..............    (1.46)      (0.98)      0.20      0.13      (0.41)
                           ----------- ---------- --------- --------- --------------
  Net increase/(decrease)
  in net assets resulting
  from operations........    (1.42)      (0.88)      0.26      0.11      (0.37)
                           ----------- ---------- --------- --------- --------------

Less Distributions
 Dividends from net
 investment income.......    (0.04)      (0.07)     (0.04)       --      (0.02)
 Dividends in excess of
 net investment income...    (0.00)**    (0.01)     (0.01)       --      (0.01)
 Distributions from net
 realized gains..........       --          --      (0.61)       --      (0.03)
 Distributions in excess
 of net realized gains...       --          --       0.00**      --         --
 Return of capital.......       --       (0.02)      0.00**      --      (0.08)
                           ----------- ---------- --------- --------- --------------
  Total dividends and
  distributions..........    (0.04)      (0.10)     (0.66)       --      (0.14)
                           ----------- ---------- --------- --------- --------------
 Net asset value, end of
 period..................  $  7.67     $  9.13     $10.11    $10.51    $ 10.40
                           =========== ========== ========= ========= ==============
Total Investment
Return(2)................   (15.51)%     (8.69)%     2.16%     1.06 %    (3.39)%(4)

Ratios/Supplemental Data
 Net assets, end of
 period (in 000's).......  $10,741     $12,776     $8,085    $4,205    $13,520
 Ratios of expenses to
 average net assets(5)...     1.16%       1.31 %     1.41%     1.68 %     1.56 %(3)
 Ratios of net investment
 income/(loss) to average
 net assets(5)...........     0.51%       1.04 %     0.51%    (0.22)%     0.87 %(3)
 Portfolio turnover(6)...    33.65%      49.95 %    36.14%    28.47 %     9.60 %(4)
----
 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31, 2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
    Ratios of expenses to
    average net assets
    before
    waivers/reimbursements
    .......................       --      --       --     1.33%     1.60%(3)     1.20%     --     --      1.69 %    1.57%(3)
    Ratios of net
    investment
    income/(loss) to
    average net assets
    before
    waivers/reimbursements
    .......................       --      --       --     1.57%     2.17%(3)     0.47%     --     --     (0.22)%    0.86%(3)

(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

--------------------------------------------------------------------------------
page 42                                                                  iShares

                                                                                 Brazil (Free)
                                 iShares MSCI Belgium Index Fund                  Index Fund
                          ----------------------------------------------------   -------------
                          For the    For the    For the   For the    For the        For the
                            year       year       year      year      period        period
                           ended      ended      ended     ended    03/12/96*-    07/11/00*-
                          08/31/00   08/31/99   08/31/98  08/31/97  08/31/96       08/31/00
                          --------   --------   --------  --------  ----------   -------------
Per Share
Operating
Performance
 Net asset value,
 beginning of
 period...........        $ 16.07    $ 18.40    $ 15.64   $ 14.99     $14.92(1)     $ 20.22(1)
                          -------    -------    -------   -------     ------        -------
 Net investment
 income/(loss)+...           0.19       0.08       0.24      0.77       0.40           0.02
 Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions and
 translation of
 other assets and
 liabilities
 denominated in
 foreign
 currencies.......          (2.67)     (0.30)      6.09      0.62       0.36          (0.63)
                          -------    -------    -------   -------     ------        -------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......          (2.48)     (0.22)      6.33      1.39       0.76          (0.61)
                          -------    -------    -------   -------     ------        -------

Less Distributions
 Dividends from
 net investment
 income...........          (0.17)        --      (0.27)    (0.33)     (0.54)         (0.02)
 Dividends in
 excess of net
 investment
 income...........          (0.19)     (0.01)     (1.21)    (0.28)     (0.09)            --
 Distributions
 from net realized
 gains............             --      (1.19)     (1.99)    (0.12)     (0.06)            --
 Distributions in
 excess of net
 realized gains...             --         --         --        --         --          (0.34)
 Return of
 capital..........             --      (0.91)     (0.10)    (0.01)        --             --
                          -------    -------    -------   -------     ------        -------
  Total dividends
  and
  distributions...          (0.36)     (2.11)     (3.57)    (0.74)     (0.69)         (0.36)
                          -------    -------    -------   -------     ------        -------
 Net asset value,
 end of period....        $ 13.23    $ 16.07    $ 18.40   $ 15.64     $14.99        $ 19.25
                          =======    =======    =======   =======     ======        =======
Total Investment
Return(2).........         (15.50)%    (1.00)%    39.42%     9.26%      5.01%(4)      (2.97)%(4)

Ratios/Supplemental
Data
 Net assets, end
 of period (in
 000's)...........        $13,230    $13,496    $25,765   $32,528     $1,800        $18,283
 Ratios of
 expenses to
 average net
 assets(5)........           1.13%      1.24 %     1.04%     1.24%      2.29%(3)       0.99%(3)
 Ratios of net
 investment
 income/(loss) to
 average net
 assets(5)........           1.36%      0.45 %     1.28%     4.63%      5.67%(3)       0.77%(3)
 Portfolio
 turnover(6)......          53.27%     62.99 %    50.46%    16.83%      6.25%(4)      63.61%(4)

                                  iShares MSCI Canada Index Fund
                          -------------------------------------------------------
                          For the   For the  For the    For the      For the
                            year      year     year       year        period
                           ended     ended    ended      ended      03/12/96*-
                          08/31/00  08/31/99 08/31/98   08/31/97    08/31/96
                          --------- -------- ---------- ----------- -------------
Per Share
Operating
Performance
 Net asset value,
 beginning of
 period...........        $ 13.22    $ 9.90   $13.43    $ 10.60       $10.17(1)
                          --------- -------- ---------- ----------- -------------
 Net investment
 income/(loss)+...           0.70      0.07     0.07       0.05         0.04
 Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions and
 translation of
 other assets and
 liabilities
 denominated in
 foreign
 currencies.......           8.08      3.87    (2.89)      2.97         0.43
                          --------- -------- ---------- ----------- -------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......           8.78      3.94    (2.82)      3.02         0.47
                          --------- -------- ---------- ----------- -------------

Less Distributions
 Dividends from
 net investment
 income...........          (0.52)    (0.08)   (0.13)     (0.05)       (0.03)
 Dividends in
 excess of net
 investment
 income...........          (0.03)    (0.01)   (0.00)**   (0.00)**     (0.01)
 Distributions
 from net realized
 gains............          (4.08)    (0.53)   (0.58)     (0.14)          --
 Distributions in
 excess of net
 realized gains...          (0.31)       --       --         --         0.00**
 Return of
 capital..........          (0.12)       --       --         --         0.00**
                          --------- -------- ---------- ----------- -------------
  Total dividends
  and
  distributions...          (5.06)    (0.62)   (0.71)     (0.19)       (0.04)
                          --------- -------- ---------- ----------- -------------
 Net asset value,
 end of period....        $ 16.94    $13.22   $ 9.90    $ 13.43      $ 10.60
                          ========= ======== ========== =========== =============
Total Investment
Return(2).........          67.21%    39.71%  (21.69)%    28.50%        4.63%(4)

Ratios/Supplemental
Data
 Net assets, end
 of period (in
 000's)...........        $22,028    $9,253   $6,932    $24,168      $13,776
 Ratios of
 expenses to
 average net
 assets(5)........           1.17%     1.23%    1.14 %     1.35%        1.44%(3)
 Ratios of net
 investment
 income/(loss) to
 average net
 assets(5)........           4.07%     0.53%    0.46 %     0.39%        0.79%(3)
 Portfolio
 turnover(6)......          64.03%    11.66%    3.70 %    11.02%        0.00%(4)
----
 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31, 2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
     Ratios of expenses to
      average net assets before
      waivers/reimbursements.....      --     --    --      1.24%   2.30%(3)   1.40%(3)   1.19%      --     --   1.36%    1.45%(3)
     Ratios of net investment
      income/(loss) to
      average net assets before
      waivers/reimbursements.....      --     --    --      4.63%   5.66%(3)   0.37%(3)   4.05%      --     --   0.39%    0.78%(3)

(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

--------------------------------------------------------------------------------
Financial Highlights                                                     page 43

                             iShares
                             MSCI EMU
                            Index Fund             iShares MSCI France Index Fund
                            ----------     --------------------------------------------------
                             For the       For the   For the   For the   For the    For the
                              period         year      year      year      year      period
                            07/26/00*-      ended     ended     ended     ended    03/12/96*-
                             08/31/00      08/31/00  08/31/99  08/31/98  08/31/97  08/31/96
                            ----------     --------  --------  --------  --------  ----------
Per Share
Operating
Performance
 Net asset value,
 beginning of
 period...........           $ 80.72(1)    $ 22.90   $ 19.13   $ 14.50   $ 12.73    $ 12.42(1)
                             -------       -------   -------   -------   -------    -------
 Net investment
 income/(loss)+...             (0.00)**       0.10      0.14      0.30      0.17       0.17
 Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions and
 translation of
 other assets and
 liabilities
 denominated in
 foreign
 currencies.......             (4.70)         5.21      3.88      4.76      1.95       0.45
                             -------       -------   -------   -------   -------    -------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......             (4.70)         5.31      4.02      5.06      2.12       0.62
                             -------       -------   -------   -------   -------    -------

Less Distributions
 Dividends from
 net investment
 income...........                --         (0.09)    (0.10)    (0.19)    (0.15)     (0.09)
 Dividends in
 excess of net
 investment
 income...........                --         (0.02)    (0.02)    (0.03)       --      (0.01)
 Distributions
 from net realized
 gains............                --         (1.64)    (0.05)    (0.13)    (0.20)      0.00**
 Distributions in
 excess of net
 realized gains...                --         (0.03)       --     (0.01)       --         --
 Return of
 capital..........                --         (0.02)    (0.08)    (0.07)       --      (0.21)
                             -------       -------   -------   -------   -------    -------
  Total dividends
  and
  distributions...                --         (1.80)    (0.25)    (0.43)    (0.35)     (0.31)
                             -------       -------   -------   -------   -------    -------
 Net asset value,
 end of period....           $ 76.02       $ 26.41   $ 22.90   $ 19.13   $ 14.50    $ 12.73
                             =======       =======   =======   =======   =======    =======
Total Investment
Return(2).........             (5.82)%(4)    23.45%    21.01%    34.77%    16.60%      4.95%(4)

Ratios/Supplemental
Data
 Net assets, end
 of period (in
 000's)...........           $41,811       $95,116   $77,885   $45,922   $14,519    $22,930
 Ratios of
 expenses to
 average net
 assets(5)........              0.84%(3)      0.96%     1.06%     1.18%     1.52%      1.84%(3)
 Ratios of net
 investment
 income/(loss) to
 average net
 assets(5)........              0.03%(3)      0.36%     0.67%     1.58%     1.17%      2.72%(3)
 Portfolio
 turnover(6)......              0.00%(4)     17.43%     0.00%     5.65%     7.13%      0.00%(4)

                                   iShares MSCI Germany Index Fund
                            ------------------------------------------------------
                            For the   For the   For the    For the    For the
                              year      year      year       year      period
                             ended     ended     ended      ended    03/12/96*-
                            08/31/00  08/31/99  08/31/98   08/31/97  08/31/96
                            --------- --------- ---------- --------- -------------
Per Share
Operating
Performance
 Net asset value,
 beginning of
 period...........          $  21.17  $  20.25  $ 16.31    $ 13.64    $ 13.23(1)
                            --------- --------- ---------- --------- -------------
 Net investment
 income/(loss)+...              0.18      0.12     0.29       0.03       0.06
 Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions and
 translation of
 other assets and
 liabilities
 denominated in
 foreign
 currencies.......              1.64      1.31     3.92       2.77       0.47
                            --------- --------- ---------- --------- -------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......              1.82      1.43     4.21       2.80       0.53
                            --------- --------- ---------- --------- -------------

Less Distributions
 Dividends from
 net investment
 income...........             (0.16)    (0.10)   (0.17)     (0.03)     (0.03)
 Dividends in
 excess of net
 investment
 income...........             (0.01)    (0.01)   (0.01)     (0.01)     (0.01)
 Distributions
 from net realized
 gains............             (2.00)    (0.31)   (0.01)     (0.07)        --
 Distributions in
 excess of net
 realized gains...             (0.32)    (0.08)    0.00**       --      (0.01)
 Return of
 capital..........             (0.04)    (0.01)   (0.08)     (0.02)     (0.07)
                            --------- --------- ---------- --------- -------------
  Total dividends
  and
  distributions...             (2.53)    (0.51)   (0.27)     (0.13)     (0.12)
                            --------- --------- ---------- --------- -------------
 Net asset value,
 end of period....          $  20.46  $  21.17  $ 20.25    $ 16.31    $ 13.04
                            ========= ========= ========== ========= =============
Total Investment
Return(2).........              8.44%     7.04%   25.69%     20.51%      4.00%(4)

Ratios/Supplemental
Data
 Net assets, end
 of period (in
 000's)...........          $153,487  $101,645  $72,934    $24,486    $28,664
 Ratios of
 expenses to
 average net
 assets(5)........              0.94%     1.00%    1.08%      1.37%      1.68%(3)
 Ratios of net
 investment
 income/(loss) to
 average net
 assets(5)........              0.73%     0.57%    1.43%      0.23%      1.00%(3)
 Portfolio
 turnover(6)......             56.38%    13.67%    0.64%      9.04%      0.00%(4)
----
 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31, 2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
    Ratios of
    expenses to
    average net
    assets before
    waivers/reimbursements..        1.57%(3)     --     --     --     1.52%     1.85%(3)     --     --     --     1.37%     1.69%(3)
    Ratios of net
    investment
    income/(loss) to
    average net
    assets before
    waivers/reimbursements..        (0.70)%(3)   --     --     --     1.17%     2.71%(3)     --     --     --     0.22%     0.99%(3)

(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

--------------------------------------------------------------------------------
page 44                                                                  iShares

                                  iShares MSCI Hong Kong Index Fund
                            ----------------------------------------------------
                            For the   For the   For the    For the     For the
                              year      year      year       year       period
                             ended     ended     ended      ended     03/12/96*-
                            08/31/00  08/31/99  08/31/98   08/31/97   08/31/96
                            --------  --------  --------   --------   ----------
Per Share Operating
Performance
 Net asset value,
 beginning of period.....   $ 11.83   $  6.41   $ 14.73    $ 13.05      $12.83(1)
                            -------   -------   -------    -------      ------
 Net investment
 income/(loss)+..........      0.33      0.29      0.35       0.26        0.15
 Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currency related
 transactions and
 translation of other
 assets and liabilities
 denominated in foreign
 currencies..............      1.42      5.49     (8.27)      2.12        0.27
                            -------   -------   -------    -------      ------
  Net increase/(decrease)
  in net assets resulting
  from operations........      1.75      5.78     (7.92)      2.38        0.42
                            -------   -------   -------    -------      ------

Less Distributions
 Dividends from net
 investment income.......     (0.32)    (0.31)    (0.28)     (0.21)      (0.13)
 Dividends in excess of
 net investment income...        --     (0.05)     0.00**    (0.01)      (0.02)
 Distributions from net
 realized gains..........        --        --        --      (0.34)      (0.01)
 Distributions in excess
 of net realized gains...        --        --        --       0.00**        --
 Return of capital.......     (0.02)       --     (0.12)     (0.14)      (0.04)
                            -------   -------   -------    -------      ------
  Total dividends and
  distributions..........     (0.34)    (0.36)    (0.40)     (0.70)      (0.20)
                            -------   -------   -------    -------      ------
 Net asset value, end of
 period..................   $ 13.24   $ 11.83   $  6.41    $ 14.73      $13.05
                            =======   =======   =======    =======      ======
Total Investment
Return(2)................     14.73%    90.51%   (54.22)%    17.80%       3.22%(4)

Ratios/Supplemental Data
 Net assets, end of
 period (in 000's).......   $79,479   $77,200   $49,973    $25,417      $7,845
 Ratios of expenses to
 average net assets(5)...     0.94%      1.01%     1.09 %     1.43%       1.52%(3)
 Ratios of net investment
 income/(loss) to average
 net assets(5)...........      2.57%     2.84%     3.76 %     1.71%       2.37%(3)
 Portfolio turnover(6)...     21.30%    42.89%    21.50 %    22.90%       0.00%(4)

                                    iShares MSCI Italy Index Fund
                            -----------------------------------------------------
                            For the   For the   For the   For the    For the
                              year      year      year      year      period
                             ended     ended     ended     ended    03/12/96*-
                            08/31/00  08/31/99  08/31/98  08/31/97  08/31/96
                            --------- --------- --------- --------- -------------
Per Share Operating
Performance
 Net asset value,
 beginning of period.....   $ 21.56   $ 22.89   $ 16.66   $ 13.79    $ 13.62(1)
                            --------- --------- --------- --------- -------------
 Net investment
 income/(loss)+..........      0.39      0.17      0.18      0.12       0.25
 Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currency related
 transactions and
 translation of other
 assets and liabilities
 denominated in foreign
 currencies..............      2.51      1.05      7.94      3.10       0.31
                            --------- --------- --------- --------- -------------
  Net increase/(decrease)
  in net assets resulting
  from operations........      2.90      1.22      8.12      3.22       0.56
                            --------- --------- --------- --------- -------------

Less Distributions
 Dividends from net
 investment income.......     (0.12)    (0.06)    (0.18)    (0.11)     (0.14)
 Dividends in excess of
 net investment income...        --        --     (1.02)    (0.24)     (0.03)
 Distributions from net
 realized gains..........     (1.69)    (2.24)    (0.69)       --      (0.14)
 Distributions in excess
 of net realized gains...     (0.11)       --        --        --         --
 Return of capital.......     (0.31)    (0.25)       --        --      (0.08)
                            --------- --------- --------- --------- -------------
  Total dividends and
  distributions..........     (2.23)    (2.55)    (1.89)    (0.35)     (0.39)
                            --------- --------- --------- --------- -------------
 Net asset value, end of
 period..................   $ 22.23   $ 21.56   $ 22.89   $ 16.66    $ 13.79
                            ========= ========= ========= ========= =============
Total Investment
Return(2)................   $ 13.35%     5.14%    47.66%    23.37%      4.11%(4)

Ratios/Supplemental Data
 Net assets, end of
 period (in 000's).......   $50,008   $58,224   $58,368   $32,495    $35,170
 Ratios of expenses to
 average net assets(5)...      0.99%     1.03%     1.02%     1.33%      1.43%(3)
 Ratios of net investment
 income/(loss) to average
 net assets(5)...........      1.61%     0.70%     0.76%     0.76%      3.69%(3)
 Portfolio turnover(6)...     39.85%     7.89%     8.16%    13.70%     19.80%(4)
----
 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31, 2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
     Ratios of expenses to
     average net assets
     before
     waivers/reimbursements..      --      --      --     1.43%   1.53%(3)    --     --      --   1.33%     1.44%(3)
     Ratios of net
     investment
     income/(loss) to
     average net assets
     before
     waivers/reimbursements..      --      --      --     1.71%   2.36%(3)    --     --      --   0.76%     3.68%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

--------------------------------------------------------------------------------
Financial Highlights                                                     page 45

                                    iShares MSCI Japan Index Fund
                            -------------------------------------------------------
                            For the     For the    For the    For the     For the
                              year        year       year       year       period
                             ended       ended      ended      ended     03/12/96*-
                            08/31/00    08/31/99   08/31/98   08/31/97   08/31/96
                            --------    --------   --------   --------   ----------
Per Share Operating
Performance
 Net asset value,
 beginning of period....    $  13.22    $   8.39   $  12.61   $  14.33    $  14.79(1)
                            --------    --------   --------   --------    --------
 Net investment
 income/(loss)+.........       (0.05)      (0.03)     (0.02)     (0.06)      (0.07)
 Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currency
 related transactions
 and translation of
 other assets and
 liabilities denominated
 in foreign currencies..        1.21        4.91      (4.19)     (1.65)      (0.39)
                            --------    --------   --------   --------    --------
  Net
  increase/(decrease) in
  net assets resulting
  from operations.......        1.16        4.88      (4.21)     (1.71)      (0.46)
                            --------    --------   --------   --------    --------

Less Distributions
 Dividends from net
 investment income......          --          --         --         --          --
 Dividends in excess of
 net investment income..       (0.00)**    (0.04)        --         --          --
 Distributions from net
 realized gains.........       (0.53)         --       0.00**       --          --
 Distributions in excess
 of net realized gains..          --          --         --      (0.01)         --
 Return of capital......       (0.03)      (0.01)     (0.01)        --          --
                            --------    --------   --------   --------    --------
  Total dividends and
  distributions.........       (0.56)      (0.05)     (0.01)     (0.01)         --
                            --------    --------   --------   --------    --------
 Net asset value, end of
 period.................    $  13.82    $  13.22   $   8.39   $  12.61    $  14.33
                            ========    ========   ========   ========    ========
Total Investment
Return(2)...............        8.75%      58.14 %   (33.38)%   (11.97)%     (3.11)%(4)

Ratios/Supplemental Data
 Net assets, end of
 period (in 000's)......    $787,790    $713,653   $201,485   $158,957    $103,164
 Ratios of expenses to
 average net assets(5)..        0.88%       0.94 %     1.04 %     1.19 %      1.37 %(3)
 Ratios of net
 investment
 income/(loss) to
 average net assets(5)..       (0.32)%     (0.27)%    (0.21)%    (0.48)%     (1.01)%(3)
 Portfolio turnover(6)..       21.93%       0.00 %     0.00 %    12.90 %     21.54 %(4)

                               iShares MSCI Malaysia (Free) Index Fund
                            ---------------------------------------------------------
                            For the     For the   For the    For the     For the
                              year        year      year       year       period
                             ended       ended     ended      ended     03/12/96*-
                            08/31/00    08/31/99  08/31/98   08/31/97   08/31/96
                            ----------- --------- ---------- ---------- -------------
Per Share Operating
Performance
 Net asset value,
 beginning of period....    $  5.59     $  2.11   $  8.23    $ 13.80      $13.24(1)
                            ----------- --------- ---------- ---------- -------------
 Net investment
 income/(loss)+.........       0.05        0.01      0.06       0.01       (0.02)
 Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currency
 related transactions
 and translation of
 other assets and
 liabilities denominated
 in foreign currencies..       0.37        3.67     (6.10)     (5.55)       0.59
                            ----------- --------- ---------- ---------- -------------
  Net
  increase/(decrease) in
  net assets resulting
  from operations.......       0.42        3.68     (6.04)     (5.54)       0.57
                            ----------- --------- ---------- ---------- -------------

Less Distributions
 Dividends from net
 investment income......      (0.05)      (0.01)    (0.05)      0.00**        --
 Dividends in excess of
 net investment income..      (0.00)**       --        --      (0.01)         --
 Distributions from net
 realized gains.........         --          --        --         --          --
 Distributions in excess
 of net realized gains..         --          --        --         --          --
 Return of capital......      (0.00)**    (0.19)    (0.03)     (0.02)      (0.01)
                            ----------- --------- ---------- ---------- -------------
  Total dividends and
  distributions.........      (0.05)      (0.20)    (0.08)     (0.03)      (0.01)
                            ----------- --------- ---------- ---------- -------------
 Net asset value, end of
 period.................    $  5.96     $  5.59   $  2.11    $  8.23      $13.80
                            =========== ========= ========== ========== =============
Total Investment
Return(2)...............       7.57%     185.81%   (73.57)%   (40.20)%      4.28 %(4)

Ratios/Supplemental Data
 Net assets, end of
 period (in 000's)......    $99,206     $95,251   $35,867    $12,339      $9,318
 Ratios of expenses to
 average net assets(5)..       0.96%       1.43%     1.09 %     1.46 %      1.58 %(3)
 Ratios of net
 investment
 income/(loss) to
 average net assets(5)..       0.81%       0.33%     1.40 %     0.04 %     (0.35)%(3)
 Portfolio turnover(6)..      17.56%       7.24%     2.11 %     0.00 %      0.00 %(4)
----
 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31, 2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
    Ratios of expenses to
    average net assets
    before
    waivers/reimbursements..      --      --      --      1.19 %      1.38 %(3)      --      --      --      1.47%      1.59 %(3)
    Ratios of net
    investment
    income/(loss) to
    average net assets
    before
    waivers/reimbursements..      --      --      --     (0.48)%     (1.02)%(3)     --      --      --       0.04%     (0.36)%(3)

(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

--------------------------------------------------------------------------------
page 46                                                                  iShares

                                iShares MSCI Mexico (Free) Index Fund
                            --------------------------------------------------
                            For the   For the   For the   For the    For the
                              year      year      year      year      period
                             ended     ended     ended     ended    03/12/96*-
                            08/31/00  08/31/99  08/31/98  08/31/97  08/31/96
                            --------  --------  --------  --------  ----------
Per Share Operating
Performance
 Net asset value,
 beginning of period.....   $ 13.39   $  8.11    $15.11   $ 11.52     $ 9.95(1)
                            -------   -------    ------   -------     ------
 Net investment
 income/(loss)+..........      0.06      0.06      0.09      0.02       0.00**
 Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currency related
 transactions and
 translation of other
 assets and liabilities
 denominated in foreign
 currencies..............      3.69      5.36     (6.71)     4.07       1.59
                            -------   -------    ------   -------     ------
  Net increase/(decrease)
  in net assets resulting
  from operations........      3.75      5.42     (6.62)     4.09       1.59
                            -------   -------    ------   -------     ------

Less Distributions
 Dividends from net
 investment income.......        --     (0.06)    (0.09)    (0.01)        --
 Dividends in excess of
 net investment income...        --     (0.01)       --     (0.01)     (0.01)
 Distributions from net
 realized gains..........     (0.42)       --     (0.29)    (0.44)        --
 Distributions in excess
 of net realized gains...        --     (0.01)       --        --         --
 Return of capital.......        --     (0.06)       --     (0.04)     (0.01)
                            -------   -------    ------   -------     ------
  Total dividends and
  distributions..........     (0.42)    (0.14)    (0.38)    (0.50)     (0.02)
                            -------   -------    ------   -------     ------
 Net asset value, end of
 period..................   $ 16.72   $ 13.39    $ 8.11   $ 15.11     $11.52
                            =======   =======    ======   =======     ======
Total Investment
Return(2)................     28.20%    66.92%   (44.18)%   35.21%     15.93%(4)

Ratios/Supplemental Data
 Net assets, end of
 period (in 000's).......   $40,127   $21,430    $7,296   $16,627     $5,759
 Ratios of expenses to
 average net assets(5)...      1.04%     1.26%     1.34 %    1.63%      1.75%(3)
 Ratios of net investment
 income/(loss) to average
 net assets(5)...........      0.35%     0.52%     0.60 %    0.14%      0.01%(3)
 Portfolio turnover(6)...     23.97%    18.36%    14.05 %   22.80%      0.00%(4)

                                 iShares MSCI Netherlands Index Fund
                            ---------------------------------------------------
                            For the   For the   For the   For the   For the
                              year      year      year      year     period
                             ended     ended     ended     ended   03/12/96*-
                            08/31/00  08/31/99  08/31/98  08/31/97 08/31/96
                            --------- --------- --------- -------- ------------
Per Share Operating
Performance
 Net asset value,
 beginning of period.....   $ 23.45   $ 23.50   $ 21.42    $17.36    $15.91(1)
                            --------- --------- --------- -------- ------------
 Net investment
 income/(loss)+..........      0.13      0.53      0.25      0.11      0.24
 Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currency related
 transactions and
 translation of other
 assets and liabilities
 denominated in foreign
 currencies..............      0.18      1.60      3.53      4.79      1.54
                            --------- --------- --------- -------- ------------
  Net increase/(decrease)
  in net assets resulting
  from operations........      0.31      2.13      3.78      4.90      1.78
                            --------- --------- --------- -------- ------------

Less Distributions
 Dividends from net
 investment income.......     (0.08)    (0.43)    (0.16)    (0.10)    (0.14)
 Dividends in excess of
 net investment income...        --     (0.01)       --     (0.01)    (0.01)
 Distributions from net
 realized gains..........     (0.11)    (1.42)    (1.47)    (0.71)    (0.08)
 Distributions in excess
 of net realized gains...        --     (0.24)       --        --     (0.01)
 Return of capital.......     (0.04)    (0.08)    (0.07)    (0.02)    (0.09)
                            --------- --------- --------- -------- ------------
  Total dividends and
  distributions..........     (0.23)    (2.18)    (1.70)    (0.84)    (0.33)
                            --------- --------- --------- -------- ------------
 Net asset value, end of
 period..................   $ 23.53   $ 23.45   $ 23.50    $21.42    $17.36
                            ========= ========= ========= ======== ============
Total Investment
Return(2)................      1.28%     8.98%    17.41%    28.04%    11.19%(4)

Ratios/Supplemental Data
 Net assets, end of
 period (in 000's).......   $30,613   $31,685   $22,349    $9,661    $6,962
 Ratios of expenses to
 average net assets(5)...      1.03%     1.07%     1.12%     1.46%     1.63%(3)
 Ratios of net investment
 income/(loss) to average
 net assets(5)...........      0.53%     2.20%     1.00%     0.54%     2.93%(3)
 Portfolio turnover(6)...     21.64%    32.13%    15.81%    12.68%     4.32%(4)
----
 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31, 2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
     Ratios of expenses to
     average net assets
     before
     waivers/reimbursements..   1.04%     --      --        1.63%      1.76%(3)       --        --        --      1.46%     1.64%(3)
     Ratios of net
     investment
     income/(loss) to
     average net assets
     before
     waivers/reimbursements..   0.35%     --      --        0.13%      0.00%(3)       --        --        --      0.53%     2.92%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

--------------------------------------------------------------------------------
Financial Highlights                                                     page 47

                                                                                       iShares
                                                                                        MSCI
                                                                                     South Korea
                               iShares MSCI Singapore (Free) Index Fund              Index Fund
                            -----------------------------------------------------    -----------
                            For the    For the   For the    For the     For the        For the
                              year       year      year       year       period        period
                             ended      ended     ended      ended     03/12/96*-    05/10/00*-
                            08/31/00   08/31/99  08/31/98   08/31/97   08/31/96       08/31/00
                            --------   --------  --------   --------   ----------    -----------
Per Share
Operating
Performance
 Net asset value,
 beginning of
 period...........          $  7.93    $   3.30  $  8.66    $ 11.38      $12.24(1)     $ 20.36(1)
                            -------    --------  -------    -------      ------        -------
 Net investment
 income/(loss)+...             0.13        0.05     0.07       0.00**      0.04          (0.04)
 Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions and
 translation of
 other assets and
 liabilities
 denominated in
 foreign
 currencies.......            (0.21)       4.70    (5.37)     (2.67)      (0.86)         (2.16)
                            -------    --------  -------    -------      ------        -------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......            (0.08)       4.75    (5.30)     (2.67)      (0.82)         (2.20)
                            -------    --------  -------    -------      ------        -------

Less Distributions
 Dividends from
 net investment
 income...........            (0.11)      (0.05)   (0.04)      0.00**     (0.03)            --
 Dividends in
 excess of net
 investment
 income...........               --       (0.06)   (0.01)     (0.01)      (0.01)            --
 Distributions
 from net realized
 gains............            (0.14)         --       --      (0.02)         --             --
 Distributions in
 excess of net
 realized gains...               --          --       --         --          --             --
 Return of
 capital..........            (0.02)      (0.01)   (0.01)     (0.02)         --             --
                            -------    --------  -------    -------      ------        -------
  Total dividends
  and
  distributions...            (0.27)      (0.12)   (0.06)     (0.05)      (0.04)            --
                            -------    --------  -------    -------      ------        -------
 Net asset value,
 end of period....          $  7.58    $   7.93  $  3.30    $  8.66      $11.38        $ 18.16
                            =======    ========  =======    =======      ======        =======
Total Investment
Return(2).........            (1.29)%    144.52%  (61.29)%   (23.48)%     (6.73)%(4)    (10.81)%(4)

Ratios/Supplemental
Data
 Net assets, end
 of period (in
 000's)...........          $88,719    $113,438  $47,248    $14,722      $9,107        $13,622
 Ratios of
 expenses to
 average net
 assets(5)........             0.94%       0.97%    1.08 %     1.43 %      1.56 %(3)      0.99%(3)
 Ratios of net
 investment
 income/(loss) to
 average net
 assets(5)........             1.60%       0.76%    1.17 %     0.03 %      0.69 %(3)     (0.63)%(3)
 Portfolio
 turnover(6)......            52.06%      25.31%   67.17 %    13.40 %     26.29 %(4)     55.13%(4)

                                    iShares MSCI Spain Index Fund
                            ----------------------------------------------------
                            For the    For the   For the   For the   For the
                              year       year      year      year     period
                             ended      ended     ended     ended   03/12/96*-
                            08/31/00   08/31/99  08/31/98  08/31/97 08/31/96
                            ---------- --------- --------- -------- ------------
Per Share
Operating
Performance
 Net asset value,
 beginning of
 period...........          $ 25.59    $ 23.84   $ 18.49    $14.09    $13.28(1)
                            ---------- --------- --------- -------- ------------
 Net investment
 income/(loss)+...             0.15       0.09      0.16      0.19      0.14
 Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions and
 translation of
 other assets and
 liabilities
 denominated in
 foreign
 currencies.......            (0.60)      3.14      5.94      5.33      0.98
                            ---------- --------- --------- -------- ------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......            (0.45)      3.23      6.10      5.52      1.12
                            ---------- --------- --------- -------- ------------

Less Distributions
 Dividends from
 net investment
 income...........            (0.14)     (0.07)    (0.12)    (0.12)    (0.18)
 Dividends in
 excess of net
 investment
 income...........               --      (0.02)    (0.02)    (0.05)       --
 Distributions
 from net realized
 gains............            (0.48)     (1.35)    (0.55)    (0.86)    (0.13)
 Distributions in
 excess of net
 realized gains...            (0.32)        --        --        --        --
 Return of
 capital..........            (0.01)     (0.04)    (0.06)    (0.09)       --
                            ---------- --------- --------- -------- ------------
  Total dividends
  and
  distributions...            (0.95)     (1.48)    (0.75)    (1.12)    (0.31)
                            ---------- --------- --------- -------- ------------
 Net asset value,
 end of period....          $ 24.19    $ 25.59   $ 23.84    $18.49    $14.09
                            ========== ========= ========= ======== ============
Total Investment
Return(2).........            (1.81)%    13.39%    32.58%    39.15%     8.45%(4)

Ratios/Supplemental
Data
 Net assets, end
 of period (in
 000's)...........          $39,913    $36,469   $25,029    $8,321    $4,227
 Ratios of
 expenses to
 average net
 assets(5)........             0.99%      1.04%     1.11%     1.67%     1.76%(3)
 Ratios of net
 investment
 income/(loss) to
 average net
 assets(5)........             0.57%      0.31%     0.61%     1.04%     2.04%(3)
 Portfolio
 turnover(6)......            39.42%     16.58%     9.10%    19.21%     4.73%(4)
----
 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31, 2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/loss to average net assets would have been as follows:
    Ratios of
    expenses to
    average net
    assets before
    waivers/reimbursements..      --     --     --     1.43%     1.57%(3)     1.38%(3)     --     --     --     1.67%     1.77%(3)
    Ratios of net
    investment
    income/(loss) to
    average net
    assets before
    waivers/reimbursements..      --     --     --     0.03%     0.68%(3)     (1.02)%(3)   --     --     --     1.04%     2.03%(3)

(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

--------------------------------------------------------------------------------
page 48                                                                  iShares

                                    iShares MSCI Sweden Index Fund
                            --------------------------------------------------
                            For the   For the   For the   For the    For the
                              year      year      year      year      period
                             ended     ended     ended     ended    03/12/96*-
                            08/31/00  08/31/99  08/31/98  08/31/97  08/31/96
                            --------  --------  --------  --------  ----------
Per Share Operating
Performance
 Net asset value,
 beginning of period....    $ 22.26   $ 18.39   $ 18.32    $14.67     $13.22(1)
                            -------   -------   -------    ------     ------
 Net investment
 income/(loss)+.........       0.14      0.10      0.10     (0.03)      0.20
 Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currency
 related transactions
 and translation of
 other assets and
 liabilities denominated
 in foreign currencies..       8.38      4.52      0.95      4.45       1.67
                            -------   -------   -------    ------     ------
  Net
  increase/(decrease) in
  net assets resulting
  from operations.......       8.52      4.62      1.05      4.42       1.87
                            -------   -------   -------    ------     ------

Less Distributions
 Dividends from net
 investment income......      (0.12)    (0.09)    (0.08)       --      (0.23)
 Dividends in excess of
 net investment income..      (0.02)    (0.01)    (0.01)       --      (0.07)
 Distributions from net
 realized gains.........      (6.09)    (0.62)    (0.86)    (0.77)     (0.12)
 Distributions in excess
 of net realized gains..      (0.13)    (0.01)    (0.01)       --         --
 Return of capital......      (0.04)    (0.02)    (0.02)       --         --
                            -------   -------   -------    ------     ------
  Total dividends and
  distributions.........      (6.40)    (0.75)    (0.98)    (0.77)     (0.42)
                            -------   -------   -------    ------     ------
 Net asset value, end of
 period.................    $ 24.38   $ 22.26   $ 18.39    $18.32     $14.67
                            =======   =======   =======    ======     ======
Total Investment
Return(2)...............      39.15%    25.09%     5.48%    30.10 %    14.13%(4)

Ratios/Supplemental Data
 Net assets, end of
 period (in 000's)......    $23,774   $20,034   $13,791    $8,243     $4,400
 Ratios of expenses to
 average net assets(5)..       1.03%     1.13%     1.17%     1.64 %     1.75%(3)
 Ratios of net
 investment
 income/(loss) to
 average net assets(5)..       0.46%     0.49%     0.48%    (0.19)%     3.05%(3)
 Portfolio turnover(6)..      90.13%    33.44%    10.88%    13.71 %     5.87%(4)

                                 iShares MSCI Switzerland Index Fund
                            --------------------------------------------------------
                            For the   For the   For the      For the     For the
                              year      year      year         year       period
                             ended     ended     ended        ended     03/12/96*-
                            08/31/00  08/31/99  08/31/98     08/31/97   08/31/96
                            --------- --------- ------------ ---------- ------------
Per Share Operating
Performance
 Net asset value,
 beginning of period....    $ 15.39   $ 15.55   $ 13.79      $ 12.29      $12.07(1)
                            --------- --------- ------------ ---------- ------------
 Net investment
 income/(loss)+.........       0.04      0.04     (0.00)%**    (0.04)       0.08
 Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currency
 related transactions
 and translation of
 other assets and
 liabilities denominated
 in foreign currencies..       0.27      0.19      3.01         2.11        0.24
                            --------- --------- ------------ ---------- ------------
  Net
  increase/(decrease) in
  net assets resulting
  from operations.......       0.31      0.23      3.01         2.07        0.32
                            --------- --------- ------------ ---------- ------------

Less Distributions
 Dividends from net
 investment income......      (0.03)    (0.03)       --           --       (0.10)
 Dividends in excess of
 net investment income..      (0.01)    (0.04)    (0.01)          --          --
 Distributions from net
 realized gains.........      (0.11)    (0.17)    (1.21)       (0.57)         --
 Distributions in excess
 of net realized gains..         --     (0.14)       --           --          --
 Return of capital......      (0.01)    (0.01)    (0.03)        0.00**        --
                            --------- --------- ------------ ---------- ------------
  Total dividends and
  distributions.........      (0.16)    (0.39)    (1.25)       (0.57)      (0.10)
                            --------- --------- ------------ ---------- ------------
 Net asset value, end of
 period.................    $ 15.54   $ 15.39   $ 15.55      $ 13.79      $12.29
                            ========= ========= ============ ========== ============
Total Investment
Return(2)...............       1.96%     1.47%    21.24 %      16.69 %      2.60%(4)

Ratios/Supplemental Data
 Net assets, end of
 period (in 000's)......    $44,685   $38,499   $29,163      $13,805      $6,158
 Ratios of expenses to
 average net assets(5)..       1.01%     1.09%     1.15 %       1.52 %      1.82%(3)
 Ratios of net
 investment
 income/(loss) to
 average net assets(5)..       0.23%     0.24%    (0.03)%      (0.29)%      1.39%(3)
 Portfolio turnover(6)..      34.87%    35.10%    43.09 %      48.05 %     17.06%(4)
----
 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31, 2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
     Ratios of expenses to
      average net assets
      before
      waivers/reimbursements..       --       --       --      1.64 %     1.76%(3)     --      --      --       1.53%     1.83%(3)
     Ratios of net
      investment income/(loss)
      to average net
      assets before
      waivers/reimbursements..       --       --       --     (0.19)%     3.04%(3)     --      --      --      (0.29)%    1.38%(3)
      waivers/reimbursements..
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

--------------------------------------------------------------------------------
Financial Highlights                                                     page 49

                             iShares
                               MSCI
                              Taiwan
                            Index Fund         iShares MSCI United Kingdom Index Fund
                            ----------     ---------------------------------------------------
                             For the       For the    For the   For the   For the    For the
                              period         year       year      year      year      period
                            06/21/00*-      ended      ended     ended     ended    03/12/96*-
                             08/31/00      08/31/00   08/31/99  08/31/98  08/31/97  08/31/96
                            ----------     --------   --------  --------  --------  ----------
Per Share Operating
Performance
 Net asset value,
 beginning of period......   $ 19.59(1)    $  20.25   $  18.48  $ 16.50   $ 13.15    $ 12.14(1)
                             -------       --------   --------  -------   -------    -------
 Net investment
 income/(loss)+...........      0.47           0.27       0.44     0.37      0.38       0.21
 Net realized and
 unrealized gain/(loss) on
 investments and foreign
 currency related
 transactions and
 translation of other
 assets and liabilities
 denominated in foreign
 currencies...............     (2.79)         (0.85)      2.40     2.12      3.62       1.06
                             -------       --------   --------  -------   -------    -------
  Net increase/(decrease)
  in net assets resulting
  from operations.........     (2.32)         (0.58)      2.84     2.49      4.00       1.27
                             -------       --------   --------  -------   -------    -------
Less Distributions
 Dividends from net
 investment income........     (0.32)         (0.23)     (0.36)   (0.29)    (0.32)     (0.20)
 Dividends in excess of
 net investment income....        --          (0.02)     (0.01)   (0.04)    (0.06)     (0.03)
 Distributions from net
 realized gains...........        --          (0.84)     (0.60)   (0.11)    (0.17)      0.00**
 Distributions in excess
 of net realized gains....     (0.10)         (0.19)     (0.02)      --        --         --
 Return of capital........     (0.44)         (0.04)     (0.08)   (0.07)    (0.10)     (0.03)
                             -------       --------   --------  -------   -------    -------
  Total dividends and
  distributions...........     (0.86)         (1.32)     (1.07)   (0.51)    (0.65)     (0.26)
                             -------       --------   --------  -------   -------    -------
 Net asset value, end of
 period...................   $ 16.41       $  18.35   $  20.25  $ 18.48   $ 16.50    $ 13.15
                             =======       ========   ========  =======   =======    =======
Total Investment
Return(2).................    (12.10)%(4)     (3.00)%    15.33%   14.98%    30.48%     10.41%(4)

Ratios/Supplemental Data
 Net assets, end of period
 (in 000's)...............   $42,667       $146,803   $113,402  $62,846   $29,721    $15,790
 Ratios of expenses to
 average net assets(5)....      0.99%(3)       0.94%      0.97%    1.03%     1.38%      1.61%(3)
 Ratios of net investment
 income/(loss) to average
 net assets(5)............     13.31%(3)       1.39%      2.16%    1.90%     2.47%      3.62%(3)
 Portfolio turnover(6)....     51.68%(4)      32.83%     13.24%    2.83%     1.84%      0.00%(4)
----
 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31, 2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
    Ratios of expenses to
    average net assets
    before
    waivers/reimbursements..      1.60%(3)         --         --       --      1.38%      1.62%(3)
    Ratios of net investment
    income/(loss) to average
    net assets before
    waivers/reimbursements..     12.70%(3)         --         --       --      2.47%      3.61%(3)

(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

--------------------------------------------------------------------------------
page 50                                                                  iShares

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

                              For More Information

                   FOR INVESTORS WHO WANT MORE INFORMATION ON
                         THE iSHARES MSCI INDEX FUNDS,
            THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: Contain a discussion of market conditions and investment strategies, performance data and information on portfolio holdings for the Company's most recently completed fiscal year or half year, a statement from management and, on an annual basis, the auditor's report.

Statement of Additional Information (SAI): Contains more detailed information about the Company's policies, investment restrictions, risks and business structure. This Prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about Index Funds may be obtained without charge by contacting:

                                 iSHARES, INC.
                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 1-800-474-2737
                                www.iShares.com

Information about Index Funds (including the SAI) can be viewed and copied at the Public Reference Room of the SEC in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about Index Funds may be viewed on-screen or downloaded from the SEC's Internet site at www.sec.gov.

         FOR MORE INFORMATION ON iSHARES MSCI INDEX FUNDS, PLEASE CALL:
                                 1-800-iSHARES
                                (1-800-474-2737)


                   Investment Company Act File No. 811-09102.

                       45 Fremont Street      www.ishares.com    1-800-iSHARES

[LOGO OF iSHARES]      San Francisco, CA                         1-800-474-2737

                       94105


















                                                                                                             BGI-F-002-04000 (10/01)
iShares are distributed by SEI       iShares are not sponsored,        (c)2001 Barclays Global Investors.
Investments Distribution Co.         endorsed, sold or promoted        All rights reserved.  iShares is
Barclays Global Fund Advisors        by MSCI. Nor does this            a servicemark of Barclays Global
serves as an adviser to iShares      company make any                  Investors, N.A. All other
and is a subsidiary of Barclays      representation regarding the      trademarks, servicemarks or           Not FDIC Insured
Global Investors, N.A., neither      advisability of investing in      registered trademarks are the         Have no bank guarantee
of which is affiliated with SEI.     iShares.                          property of their respective owners.  May lose value



--------------------------------------------------------------------------------

     Investment Company Act File No. 811-09102



     iShares, Inc.
     (The "Company")


     iShares MSCI Index Funds


     Statement of Additional Information

     January 2, 2001 (as revised October 26, 2001)



This Statement of Additional Information ("SAI") provides information about the Company and its iShares MSCI Index Funds ("Index Funds"). This information is in addition to the information contained in the Company's Prospectus dated January 2, 2001, as revised October 26, 2001.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Company's Annual Report for the fiscal year ended August 31, 2000. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Company's Prospectus and Annual Report may be obtained free of charge by telephoning 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

The iShares MSCI Greece, Indonesia (Free), Portugal, South Africa, Thailand
(Free), Turkey and USA Index Funds are not currently offered to the public.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                  Page
                                                                                                  ----
GENERAL INFORMATION...........................................................................       1
INVESTMENT STRATEGIES AND RISKS...............................................................       1
  Exchange Listing and Trading................................................................       1
  Lending Portfolio Securities................................................................       2
  Repurchase Agreements.......................................................................       3
  Currency Transactions.......................................................................       3
  Futures Contracts and Options...............................................................       4
     Futures Transactions.....................................................................       4
     Restrictions on the Use of Futures Contracts and Options on Future Contracts.............       5
     Federal Tax Treatment of Futures Contracts...............................................       5
     Future Developments......................................................................       6
  Swap Agreements.............................................................................       6
  Non-U.S. Equity Portfolios..................................................................       6
  Concentrations and Lack of Diversification of Certain Index Funds...........................       6
  Investments in Subject Equity Markets.......................................................       7
  Regional and Country-Specific Economic Considerations.......................................      20
MSCI INDICES..................................................................................      40
INVESTMENT LIMITATIONS........................................................................      42
MANAGEMENT OF THE COMPANY.....................................................................      45
  Directors and Officers of the Company.......................................................      45
  Directors' Compensation.....................................................................      47
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................................      47
INVESTMENT ADVISORY MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES......................      55
  Investment Advisor..........................................................................      55
  Administrator...............................................................................      57
  Sub-Administrator...........................................................................      59
  Distributor.................................................................................      59
  Custodian and Lending Agent.................................................................      62
  Transfer Agent..............................................................................      62
BROKERAGE ALLOCATION..........................................................................      63
ADDITIONAL INFORMATION CONCERNING iSHARES.....................................................      63
  Capital Stock...............................................................................      63
  Book Entry Only System......................................................................      64
PURCHASE AND REDEMPTION OF iSHARES............................................................      66
  Creation Units..............................................................................      66
  Purchase and Issuance of iShares in Creation Units..........................................      67
  Redemption of iShares in Creation Units.....................................................      71
  Determining Net Asset Value.................................................................      74
  Continuous Offering.........................................................................      75
TAXES.........................................................................................      75
PERFORMANCE INFORMATION.......................................................................      77
COUNSEL AND INDEPENDENT AUDITORS..............................................................      80
  Counsel.....................................................................................      80
  Independent Auditors........................................................................      80
FINANCIAL STATEMENTS..........................................................................      80
APPENDIX A....................................................................................     A-1
APPENDIX B....................................................................................     B-1

The information contained herein regarding Morgan Stanley Capital International Inc. ("MSCI"), the MSCI Indices, local securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

MSCI is a company jointly owned by Morgan Stanley Dean Witter & Co. ("MSDW"), an international investment banking, asset management and brokerage firm and The Capital Group Companies, Inc. ("Capital"), an international investment management company that is not affiliated with MSDW. MSCI is the owner of the MSCI Indices and has full responsibility for the design, maintenance, production and distribution of the Indices, including additions and deletions of constituents within the Indices.

iShares are not sponsored, endorsed, or promoted by MSCI or any affiliates of MSCI. Neither MSCI or any of its affiliates nor any other party involved in making or compiling the MSCI Index makes any representation or warranty, express or implied, to the owners of the iShares of any Index Fund or any member of the public regarding the advisability of investing in securities generally, or in the iShares of any Index Fund particularly, or the ability of the indices identified herein to track general stock market performance. MSCI has no obligation to take the needs of the issuer of the iShares of any Index Fund or the owners of the iShares of any Index Fund into consideration in determining, composing, calculating or disseminating the respective MSCI Indices. MSCI nor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares of any Index Fund to be issued or in the determination or calculation of the equation by which the iShares of any Index Fund are redeemable. Neither MSCI nor of its affilitates nor any other party involved in making or compiling the MSCI Index has any any obligation or liability to owners of the iShares of any Index Fund in connection with the administration, marketing or trading of the iShares of any Index Fund.

Although MSCI, shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources which MSCI considers reliable, neither MSCI nor any other party involved in making or compiling the MSCI Index guarantees the accuracy and/or the completeness of the Indexes or any data obtained included therein in connection with the rights licensed hereunder or for any other use.. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Index shall have any liability for any errors, omissions or interruptions of or in connection with the indexes or any data included therein. Neither MSCI or any of its affiliates nor any other party involved in making or compling the MSCI Index Capital makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall MSCI any affiliates or any other party involved in making or compiling the MSCI Index have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Unless otherwise specified, all references in this SAI to "dollars," "USD," "US$" or "$" are to United States Dollars, all references to "AUD," or "A$" are to Australian Dollars, all references to "ATS" are to Austrian Schillings, all references to "BEF" are to Belgian Francs, all references to "BRL" are to Brazilian Reals, all references to "CAD" or "CA$" are to Canadian Dollars, all references to "EUR" are to Euros, all references to "FRF" or "FF" are to French Francs, all references to "DEM" or "DM" are to the German Deutsche Mark, all references to "GRD" are to Greek Drachmas, all references to "HKD" or "HK$" are to Hong Kong Dollars, all references to "IDR" are to Indonesian Rupiahs, all references to "ITL" or "LL" are to Italian Lira, all references to "JPY" or "Y" are to Japanese Yen, all references to "KRW" are to Korean Wons, all references to "MYR" are to Malaysian Ringgits, all references to "MXN" are to Mexican Pesos, all references to "NLG" are to Netherlands Guilders, all references to "PTE" are to Portuguese Escudos, all references to "SGD" are to Singapore Dollars, all references to "ZAR" are to South African Rands, all references to "ESP" are to Spanish Pesetas, all references to "SEK" are to Swedish Krona, all references to "CHF" are to Swiss Francs, all references to "TWD" are to New Taiwan Dollars, all references to "THB" are to Thai Bahts, all references to "TRL" are to Turkish Lira and all references to "GBP," "(Pounds)" or "L" are to British Pounds Sterling. On November

30, 2000, the 4:00 p.m. buying rates in New York City for cable transfers payable in the applicable currency, as certified for customs purposes by the Federal Reserve Bank of New York, were as follows for each US $1.00: AUD 1.90, ATS 15.81, BEF 46.34, BRL 1.97, CAD 1.54, EUR 1.15, FRF 7.54, DEM 2.25, GDR
391.32, HKD 7.80, IDR 9,535.00, ITL 2,224.32, JPY 110.78, KRW 1,215.50, MYR
3.80, MXN 9.41, NLG 2.53, NZD 2.46*, PTE 230.31, SGD 1.75, ZAR 7.74, ESP 191.14,
SEK 10.03, CHF 1.74, TWD 33.07, THB 43.82, TRL 682,840.00 and GBP 0.71. Some
numbers in this SAI have been rounded. All US Dollar equivalents provided in this SAI are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

*as of October 1, 2001

GENERAL INFORMATION

iShares, Inc. (the "Company") was organized as a Maryland corporation on August 31, 1994, and is an open-end management investment company currently operating or proposing to operate 29 separate investment portfolios or "Index Funds". The following seventeen Index Funds commenced operations on March 6, 1996: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia (Free) Index Fund, the iShares MSCI Mexico
(Free) Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Singapore (Free) Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund and the iShares MSCI United Kingdom Index Fund. The iShares MSCI Brazil (Free) Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI South Korea Index Fund and the iShares MSCI Taiwan Index Fund commenced operations on July 11, 2000, July 26, 2000, May 10, 2000 and June 21, 2000, respectively. The iShares MSCI Pacific ex-Japan Index Fund commenced operations on October 26, 2001. The following Index Funds had not commenced operations as of the date of this SAI: the iShares MSCI Greece, Indonesia (Free), Portugal, South Africa, Thailand (Free), Turkey and USA Index Funds. Each of the iShares MSCI Japan, United Kingdom and USA Index Funds is classified as a "diversified" investment company under the Investment Company Act of 1940. Each of the other Index Funds offered hereby is classified as a "non-diversified" investment company under the Investment Company Act of 1940. The Board of Directors of the Company may authorize additional Index Funds in the future.

INVESTMENT STRATEGIES AND RISKS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Index Funds.

Exchange Listing and Trading. Except for the Greece, Indonesia (Free), Portugal, South Africa, Thailand (Free), Turkey and USA Index Funds, for which application will be made prior to the date that these Index Funds commence operations, the iShares of each Index Fund are listed for trading on the AMEX certain Index Funds also trade on certain other national securities exchanges and foreign exchanges (each a "Listing Exchange"). The AMEX has approved modifications to its Rules to permit the listing of iShares of the Index Series that have commenced operations. iShares, which are non-redeemable, trade on the AMEX at prices that may differ to some degree from their net asset value. See "Special Considerations and Risks" and "Determining Net Asset Value". There can be no assurance that the requirements of the AMEX necessary to maintain the listing of iShares of any Index Fund will continue to be met. The AMEX may remove the iShares of an Index Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of an Index Fund, there are fewer than 50 beneficial holders of the iShares for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which that Index Fund is based is no longer calculated or available or (3) any other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the shares from listing and trading upon termination of the Company.

iShares of certain of the Company's Index Funds may be traded on U.S. national securities exchanges other than the AMEX from time to time. In addition, the iSharesMSCI Australia Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Malaysia (Free) Index Fund, iShares MSCI Singapore (Free) Index Fund, iShares MSCI South Korea Index Fund, and the iShares MSCI Taiwan Index Fundare traded on certain foreign exchanges.

As in the case of other stocks traded on the AMEX, the brokers' commission on transactions will be based on negotiated commission rates at customary levels for retail customers and rates which range between $.015 to $.12 per share for institutions and high net worth individuals.

In order to provide current iShares pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated "indicative optimized portfolio value" ("IOPV") for each Index Fund as calculated by Bloomberg, L.P ("Bloomberg"). The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of the IOPVs. IOPVs are disseminated on a per Index Fund basis every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. Eastern time.

The IOPV has an equity securities value component and a cash component. The equity securities values included in the IOPV are the values of the Deposit Securities for each Index Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit of iShares, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Company for each Index Fund at a particular point in time, because the current portfolio of an Index Fund may include securities that are not a part of the current Deposit Securities. Therefore, the IOPV on a per Index Fund basis disseminated during AMEX trading hours should not be viewed as a real time update of the net asset value per share of the Company, which is calculated only once a day. It is possible that the value of the portfolio of securities held by the Company for a particular Index Fund may diverge from the applicable IOPV during any trading day. In such a case, the IOPV would not precisely reflect the value of an Index Fund' portfolio. In addition, the foreign exchange rate used by the Company in computing net asset value of an Index Fund may differ materially from that used by Bloomberg. See "Determining Net Asset Value" below.

The equity securities included in the IOPV reflect the same market capitalization weighting as the Deposit Securities of the particular Index Fund. In addition to the equity component described in the preceding paragraph, the IOPV for each Index Fund includes a cash component consisting of estimated accrued dividend and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable home foreign currency. For the iShares MSCI Australia, Hong Kong, Indonesia
(Free), Japan, Malaysia (Free) Pacific ex-Japan, Singapore (Free), South Korea, Taiwan and Thailand (Free) Index Funds, there is no overlap in trading hours between the foreign market and the AMEX. Therefore, for each of these Index Funds, Bloomberg utilizes closing prices (in applicable foreign currency prices) in the foreign market for securities in the Index Fund's portfolio, and converts the price to U.S. dollars. This value is updated every 15 seconds during AMEX trading hours to reflect changes in currency exchange rates between the U.S. dollar and the applicable foreign currency. For Index Funds which have trading hours overlapping regular AMEX trading hours, Bloomberg updates the applicable IOPV every 15 seconds to reflect price changes in the principal foreign market, and converts those prices into U.S. dollars based on the current currency exchange rate. When the foreign market is closed but the AMEX is open, the IOPV is updated every 15 seconds to reflect changes in currency exchange rates after the foreign market closes.

Lending Portfolio Securities. The Company may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the cash government securities or other assets that are pledged as collateral to the Company in connection with these loans generate income, securities lending enables an Index Fund to earn additional income that may partially offset the expenses of such Index Fund, and thereby reduce the effect that expenses have on such Index Fund's ability to provide investment results that substantially correspond to the price and yield performance of its respective MSCI Index. These loans may not exceed 33% of an Index Fund's total assets. The documentation for these loans provide that the Index Fund will receive collateral equal to at least 105% of the current market value of the loaned securities, as marked to market each day on the same basis as the net asset value of the Index Fund is determined, consisting of cash government securities or other assets permitted by applicable regulations and interpretations. An Index Fund pays reasonable administrative and custodial fees in connection with the loan of securities. The Index Fund invests cash collateral in short-term investments. The Chase Manhattan Bank ("Chase") serves as Lending Agent of the Company and, in such capacity, shares with the respective Index Fund any net income earned on stock loans on a 40/60 basis (i.e., Chase receives 40% of such net income and the Index Fund receives 60%). An Index Fund's share of income from the loan collateral is included in the Index Fund's gross investment income.

The Company will comply with the conditions for lending established by the SEC staff. The SEC staff currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Index Fund must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities lent rises above the level of the collateral; (3) the Index Fund must be able to terminate the loan at any time; (4) the Index Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Index Fund may pay only reasonable custodian fees in connection with the loan and will pay no finder's fees; and
(6) while voting rights on the loaned securities may pass to the borrower, the Company, acting under the supervision of its Board of Directors (the "Board" or the "Directors") must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. Although each Index Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the Index Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Company). In addition, each Index Fund bears the risk of loss of any cash collateral that it invests in short-term investments.

Repurchase Agreements. Each Index Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which an Index Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by an Index Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by an Index Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Company's custodian bank until repurchased. In addition, the Company's Board of Directors monitors the Company's repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with an Index Fund. No more than an aggregate of 15% of the Index Fund's net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. An Index Fund will enter into repurchase agreements only with Federal Reserve member banks with minimum assets of at least $2 billion or registered securities dealers.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Company may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by an Index Fund not within the control of the Index Fund and therefore the Index Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Company's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Currency Transactions. The investment policy of each Index Fund is to remain as fully invested as practicable in the equity securities of the relevant market. Hence, no Index Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Index Fund's currency. An Index Fund (except for the iShares MSCI USA Index Fund) may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlement or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gaps, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Advisor utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Index Fund's return with the performance of the corresponding MSCI Index and may lower the Index Fund's return. The Index Fund could experience losses if the values of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Index Fund will incur transaction costs, including trading commissions, in connection with certain of its foreign currency transactions.

Futures Contracts and Options. Each Index Fund may utilize futures contracts and options to the extent described in the Prospectus. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled by the payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract and at maturity of the contract. Futures contracts are standardized as to maturity date and underlying commodity and are traded on futures exchanges. At the present time, there are no liquid futures contracts traded on most of the benchmark indices of the Index Funds. In such circumstances an Index Fund may use futures contracts, and options on futures contracts, based on other local market indices or may utilize futures contracts, and options on such contracts, on other indices or combinations of indices that the Advisor believes to be representative of the relevant benchmark index.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying commodity, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Relatively low initial margin requirements are established by the futures exchanges and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Company expects to earn interest income on its margin deposits.

Each Index Fund may use futures contracts and options thereon, together with positions in cash and Short-Term Investments, to simulate full investment in the underlying index. As noted above, liquid futures contracts are not currently available for the benchmark indices of many Index Funds. In addition, the Company is not permitted to utilize certain stock index futures under applicable law. Under such circumstances, the Advisor may seek to utilize other instruments that it believes to be correlated to the underlying index.

Since there are very few futures traded on the MSCI Indices, an Index Fund may need to utilize other futures contracts or combinations thereof to simulate the performance of its benchmark MSCI Index. This process may magnify the "tracking error" of an Index Fund's performance compared to that of its benchmark MSCI Index, due to the lower correlation of the selected futures with its benchmark MSCI Index. The investment advisor will attempt to reduce this tracking error by using futures contracts whose behavior is expected to represent the market performance of the Index Fund's underlying securities, although there can be no assurance that these selected futures will in fact correlate with the performance of its benchmark MSCI Index.

Futures Transactions. Positions in futures contracts and options thereon may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, an Index Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if an Index Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, an Index Fund may be required to make delivery of the instruments underlying futures contracts it holds.

An Index Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies is potentially unlimited, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, entering into long or short futures positions may result in losses well in excess of the amount initially paid. However, given the limited purposes for which futures contracts are used, and the fact that steps will be taken to eliminate the leverage of any futures positions, an Index Fund would presumably have sustained comparable losses if, instead of the futures contracts, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by an Index Fund involves the risk of imperfect or no correlation to the benchmark index where the index underlying the futures contracts being used differs from the benchmark index. There is also the risk of loss by the Company of margin deposits in the event of bankruptcy of a broker with whom an Index Fund has an open position in the futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. An Index Fund will not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of an Index Fund's total assets. Assets committed to initial margin deposits for futures and options on futures are held in a segregated account at the Company's custodian bank. Each Index Fund will take steps to prevent its futures positions from "leveraging" its portfolio. When it has a long futures position, it will maintain in a segregated account with its custodian bank, cash or high quality debt securities having a value equal to the purchase price of the contract (less any margin deposited in connection with the position). When it has a short futures position, it will maintain in a segregated account with its custodian bank assets substantially identical to those underlying the contract or cash and high quality debt securities (or a combination of the foregoing) having a value equal to its obligations under the contract (less the value of any margin deposits in connection with the position).

Federal Tax Treatment of Futures Contracts. Each Index Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to the futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which hedge against a change in the value of securities held by an Index Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. An Index Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Index Fund.

In order for an Index Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Index Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

Each Index Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Index Fund's fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on the Index Fund's other investments and shareholders are advised on the nature of the distributions.

Future Developments. Each Index Fund may take advantage of opportunities in the area of options, and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such Index Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with an Index Fund's investment objective and legally permissible for the Index Fund. Before entering into such transactions or making any such investment, the Index Fund will provide appropriate disclosure.

Swap Agreements. Each Index Fund may utilize swap agreements to the extent described in the Prospectus. Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Index Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of an Index Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high quality debt securities having an aggregate value at least equal to the accrued excess is maintained in a segregated account at the Company's custodian bank.

Non-U.S. Equity Portfolios. An investment in iShares involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual Index Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in an Index Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of an Index Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

Concentrations and Lack of Diversification of Certain Index Funds. Each Index Fund (except for the Japan, United Kingdom and USA Index Funds) is classified as "non-diversified" for purposes of the Investment Company Act of 1940, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. Information about large holdings in single issuers is included in the description of each Index Fund. In addition, a number of Index Funds concentrate their investments in particular industries as noted in the descriptions of each Index Fund. Each Index Fund, however, whether diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code, to relieve the Index Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the U.S. Internal Revenue Code severely limits the investment flexibility of certain Index Funds and makes it less likely that such Index Funds will meet their investment objectives.

The stocks of one or more particular issuers, or of issuers in particular industries, may dominate the benchmark index of an Index Fund and, consequently, the investment portfolio of an Index Fund. This may adversely affect the performance of an Index Fund or subject it to greater price volatility than that experienced by more diversified investment companies. The iShares of an Index Fund may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market.

Investments in Subject Equity Markets. Brief descriptions of the equity markets in which the respective Index Fund are invested are provided below.

The Australian Equity Markets

General Background. Trading shares has taken place in Australia since 1828, but did not become significant until the latter half of the nineteenth century when there was strong demand for equity capital to support the growth of mining activities. A stock market was first formed in Melbourne in 1865. In 1885, the Melbourne market became The Stock Exchange of Melbourne, in which form it has remained until recently. Other stock exchanges were also established in Sydney
(1871), Brisbane (1884), Adelaide (1887), Hobart (1891) and Perth (1891). In
1937, the six capital city stock exchanges established the Australian Associated Stock Exchanges (AASE) to represent them at a national level. In 1987, the regional exchanges merged to create the single entity -- The Australian Stock Exchange (ASX). Trading is done via a computer link-up called "SEATS." SEATS enables all exchanges to quote uniform prices. All the exchanges are members of the ASX and are subject to the Securities Industry Act, which regulates the major aspects of stock exchange operations. Although there are stock exchanges in all six states, the Melbourne and Sydney Stock Exchanges are the major centers, covering 90% of all trades.

Reporting, Accounting and Auditing. Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Australian equity markets was approximately AUD 684 billion or US$ 359 billion.

The Austrian Equity Markets

General Background. Relative to international standards, the Vienna stock market is small in terms of total capitalization and yearly turnover. The Vienna Stock Exchange (VSE) is one of the oldest in the world and was founded in 1771 as a state institution to provide a market for state-issued bonds, as well as for exchange transactions. The Stock Exchange Act of 1875 (the "Act") established the VSE as an autonomous institution. The Act is still in force, placing control and administration of the exchange in the hands of the Borsekammer (Board of Governors), chosen from among the members of the exchange. The Borsekammer consists of 25 individuals with the title of Borserat (stock exchange councillor). Some are elected by members and some are designated by organizations of the securities industry for a period of five years. The councillors must be members of the exchange and they elect from amongst themselves a President and three Vice Presidents. Shares account for about 80% and investment fund certificates for about 20% of total listed securities on the VSE. Business of the exchange can be transacted only by members. Almost all the credit institutions in Vienna, some in the Austrian provinces and the joint stock banks are represented on the stock exchange, as well as the private banks, savings banks and other credit institutions. Certain securities which do not have an official listing may be dealt in on the floor of the stock exchange with permission of the management. This unlisted trading is the main activity of the free brokers (Frei Makeler).

Reporting, Accounting and Auditing. Austrian reporting, accounting and auditing standards differ from U.S. standards. In general, Austrian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Austrian equity markets was approximately EUR 25 billion or US$ 22 billion.

The Belgian Equity Markets

General Background. The Brussels Stock Exchange (BSE) was founded by Napoleonic decree in 1801. Since January 1, 1991 the BSE has been officially organized as the "Societe de la Bourse de Valeurs Mobileres de Bruxelles" (SBVM) the shareholders of which are Belgian securities houses. The law of December 4, 1990 on financial operations and markets terminated the monopoly of the individual brokers. Now only securities houses are allowed to carry out stock exchange orders. Brokers, banks, brokerage firms and insurance companies can participate in the capital of a securities house. Its management is composed of a majority of qualified people bearing the title of stockbroker. The Banking and Finance Commission was granted the power to approve securities houses by this law. The Board of Directors of the SBVM, the Stock Exchange Committee organizes and supervises the different markets and ensures market transparency. The Stock Exchange Committee also admits or dismisses brokerage firms and ensures compliance with all regulations. The Stock Exchange Committee is also in charge of the admission to listing and suspension of listing. On the Brussels Stock Exchange equities are traded on three different markets: the Official Market, which includes a Cash and a Forward Market, the Second Market and an "Over the Counter Market."

Reporting, Accounting and Auditing. Belgian reporting, accounting and auditing standards differ substantially from U.S. standards. In general Belgian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Belgian equity markets was approximately EUR 178 billion or US$ 155 billion.

The Brazilian Equity Markets

General Background. There are nine stock exchanges in Brazil. The Rio de Janeiro exchange, or BVRJ (Bolsa de Valores de Rio de Janeiro) is the oldest, but is overshadowed by the Sao Paulo exchange, called Bovespa (Bolsa de Valores de Sao Paulo), which is the largest and accounts for about 90% of trading activity. The over-the-counter market (Mercado de Balcao) trades non-listed equities. Government securities, corporate bonds, and money market instruments are traded on the open market. The Bolsa Mercdorias e de Futuros (BM&F), in Sao Paulo, is Brazil's futures exchange. It is the third largest derivatives exchange in the world in contract volume. Options on the futures also are traded, but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council, or CMN (Conselho Monetario Nacional); the Central Bank (Banco Central do Brasil), and the Securities Commission, or CVM (Comissao de Valores Mobiliarios).

Reporting, Accounting And Auditing. Brazilian reporting, auditing and accounting standards differ from U.S. standards. In general, Brazilian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Brazilian equity markets was approximately BRL 390 billion or US$ 199 billion.

The Canadian Equity Markets

General Background. The first Canadian stock exchange appeared in the 1870s. Today, Canada is the world's fourth largest public equity market by trading volume and the fifth largest by market capitalization. There are five stock exchanges across Canada, located in Toronto, Montreal, Vancouver, Calgary and Winnipeg. Of these, the Toronto Stock Exchange is the largest, accounting for almost 80% of Canadian trading volumes. Measured by the value of shares traded, the Toronto Stock Exchange is the second largest organized securities exchange in North America and among the ten largest in the world.

Reporting, Accounting and Auditing. According to the SEC in one of the proposing releases relating to the Multijurisdictional Disclosure System, Canadian reporting, accounting and auditing practices are closer to U.S. standards than those of any other foreign jurisdiction. Every issuer that qualifies an offering of securities for distribution in Canada becomes subject to periodic disclosure requirements. Authoritative accounting and auditing standards, which are uniform across Canada, are developed by a national body, the Canadian Institute of Chartered Accountants ("CICA"). Although promulgated auditing standards in Canada differ from U.S. standards in some respects, generally accepted practices in Canada routinely encompass all significant auditing procedures required by U.S. standards. Further, CICA periodically evaluates new auditing standards adopted by the American Institute of Certified Public Accountants, CICA's U.S. counterpart, to determine whether similar guidelines may be appropriate for Canadian auditors. Canadian GAAP are similar to their U.S. counterparts, although there are some differences in measurement and disclosure.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Canadian markets was approximately CAD 1,150 billion or US$ 748 billion.

The EMU Equity Markets

The EMU equity markets are comprised of the equity markets from the following twelve countries, which are participating in the European Economic and Monetary Union, or "EMU": Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The MSCI EMU Index is currently comprised of companies from ten of these EMU countries (i.e., all of the EMU countries except Luxembourg).

General Background

Following is a general background description of the equities market of each country included in the MSCI EMU Index for which there is no iShares MSCI Index Fund.

Finland. Organized securities trading has existed in Finland since the 1860s, but it was 1912 before a formal exchange, the Helsinki Arvopaperiporssi, was founded. Since then there have been few changes in the rules governing trading in Finland. In October 1984, the management of the stock exchange in Helsinki was vested in a newly formed co-operative. That form of corporation was chosen because Finnish legislation covering cooperatives does not limit the number of members or the amount of capital. As a result, alone among the world's stock exchanges, the Arvopaperiporssi accepts as members all companies listed on its trading board and business organizations in addition to the bankers and brokers. Decision-making and administration with the organization are vested in the annual general meeting of the co-operative, which elects the board of administration and the board of directors to manage the daily running of the exchange.

The OTC List established in 1984 acquired an organized form in September 1985, when the Association of Securities Brokers approved the listing and regulations for the information requirements of listed companies. The brokers and brokerage firms have undertaken to act as market makers. Mainly medium-sized companies are traded on the OTC List. The OTC Market is based on an agreement between a company seeking access to the share market and a brokerage firm; both are subject to certain obligations.

Ireland. The Irish Stock Exchange, founded in the 18th century, is the second oldest in the world. Previously it operated as part of the International Stock Exchange of the United Kingdom and Republic of Ireland. On December 8, 1995, it split from the U.K. Stock Exchange to form the Irish Stock Exchange (ISE). The new exchange is committed to maintaining standards equivalent to those of the London Stock Exchange (LSE), subject to adjustments dictated by Irish Law. The ISE will sign a listing protocol with the LSE, under which the ISE will maintain equivalence with the LSE rules. Companies that were listed on both the Dublin and London exchanges may apply for dual primary listing, under which they will be regulated to the same standard by both exchanges. A set of procedures has been agreed with the LSE that will streamline companies' dealing with the two exchanges.

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Reporting, Accounting and Auditing

Reporting, accounting and auditing standards in the nations of the EMU differ from U.S. standards. In general, corporations in the EMU do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Structure of Equity Markets

As of November 30, 2000, the total market capitalization of the combined equity markets of Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain was approximately US$ 4.82 trillion.

The French Equity Markets

General Background. Trading of securities in France is subject to the monopoly of the Societe de Bourse, which replaced the individual agents de change in 1991 in order to increase the cohesion of the French equity market. All purchases or sales of equity securities in listed companies on any one of the French exchanges must be executed through the Societe de Bourse. There are three different markets on which French securities may be listed: (1) the official list (La Cote Officielle), comprised of equity securities of large French and foreign companies and most bond issues; (2) the second market (Le Second Marche), designed for the trading of equity securities of smaller companies; and
(3) the "Hors-Cote" Market. Securities may only be traded on the official list and the second market after they have been admitted for the listing by the Conseil des Bourses de Valeurs (the "CBV"). By contrast, the Hors-Cote Market has no prerequisites to listing, and shares of otherwise unlisted companies may be freely traded there, once they have been introduced on the market by the Societe de Bourse. Although the Hors-Cote Market is frequently referred to as an over-the-counter market, this term is inaccurate in that, like the official list and the second market, it is supervised by Societes des Bourses Francaises and regulated by the CBV.

Although there are seven stock exchanges in France (located in Paris, Bordeaux, Lille, Lyon, Marseille, Nancy and Nantes), the Paris Stock Exchange handles more than 95% of transactions in the country. All bonds and shares, whether listed or unlisted, must be traded on one of the seven exchanges. Trading in most of the Paris exchange-listed stocks takes place through the computer order-driven trading system CAC, launched in 1988. French market capitalization constitutes approximately 30% of the French Gross Domestic Product. Exchange securities are denominated in the Euro. Unless otherwise provided by a double tax treaty, dividends on French shares are subject to a withholding tax of 25%.

Reporting, Accounting and Auditing. Although French reporting, accounting and auditing standards are considered rather rigorous by European standards, they differ from U.S. standards in certain material respects. In general, French corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the French equity markets was approximately EUR 1,486 billion or US$ 1,294 billion.

The German Equity Markets

General Background. The history of Frankfurt as a financial center can be traced back to the early Middle Ages. Frankfurt had the right to issue coins as early as 1180; the first exchange office was opened in 1402. Germany has been without a central stock exchange, the position formerly held by the Berlin exchange, since 1945. Today there are eight independent stock exchanges, of which Dusseldorf and Frankfurt account for over three-quarters of the total volume. Frankfurt is the main exchange in Germany. Exchange securities are denominated in the Euro. Equities may be traded in Germany in one of three markets: (i) the official market, comprised of trading in shares which have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based on disclosure in the listing application; (ii) the "semi-official" unlisted market, comprised of trading in shares not in the official listing; and (iii) the unofficial, over-the-counter market, which is governed by the provisions of the Civil Code and the Merchant Code and not by the provisions of any stock exchange. There is no stamp duty in Germany, but a nonresident capital gains tax may apply in certain circumstances.

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

Reporting, Accounting and Auditing. German reporting, accounting and auditing standards differ substantially from U.S. standards. In general, German corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Germany equity markets was approximately EUR 1,327 billion or US$ 1,155 billion.

The Greek Equity Markets

General Background. The Athens Stock Exchange (ASE) is a self-managed public institution, regulated by law. It is financed chiefly by annual listing fees paid by both equity and fixed-income issuers. Until 1987, the ASE had a relatively low activity market with occasional peaks. Activity exploded that year, with foreign purchases contributing to a 1,224% rise in traded share value.

Reporting, Accounting And Auditing. Greek reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Greek corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Structure Of Equity Markets. As of November 30, 2000, the total market capitalization of the Greek equity markets was approximately EUR 107 billion or US$ 93 billion.

The Hong Kong Equity Markets

General Background. Trading in equity securities in Hong Kong began in 1891 with the formation of the Association of Stockbrokers, which was changed in 1914 to the Hong Kong Stock Exchange. In 1921, a second stock exchange, The Hong Kong Stockbrokers' Association, was established. In 1947, these two exchanges were merged under the name The Hong Kong Stock Exchange Limited. Three additional exchanges, the Far East Exchange Limited (1969), The Kam Ngan Stock Exchange Limited (1971) and The Kowloon Stock Exchange (1972) also commenced trading activities. These four exchanges were unified in 1986 to form The Stock Exchange of Hong Kong Limited (the "SEHK"). The value of the SEHK constitutes more than 100% of Hong Kong's Gross Domestic Product. Trading on the SEHK is conducted in the post trading method, matching buyers and sellers through public outcry. Securities are denominated in the official unit of currency, the Hong Kong Dollar. Foreign investment in Hong Kong is generally unrestricted. All investors are subject to a small stamp duty and a stock exchange levy, but capital gains are tax-exempt.

Reporting, Accounting and Auditing. Hong Kong has significantly upgraded the required presentation of financial information in the past decade. Nevertheless, reporting, accounting and auditing practices remain significantly less rigorous than U.S. standards. In general, Hong Kong corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Hong Kong equity markets was approximately HKD 2,292 billion or US$ 294 billion.

The Indonesian Equity Markets

General Background. A stock exchange has existed in Jakarta, Indonesia, since 1912, when the country was still a colony known as the Dutch East Indies. In 1925, additional exchanges were opened in Surabaya, in east Java, and in Semarang, in central Java. Before World War II, there was active trading in locally issued securities and those issued in the Netherlands. The exchanges were closed during the war and did not reopen until June 1952. Once reopened, the Jakarta Stock Exchange (JSX) primarily facilitated the issuance of government bonds to stimulate the economy. However, the exchange proved less than successful and was later closed. In 1976, the management of the JSX changed by presidential decree and the exchange was formally reopened. The JSX is the most important of the exchanges operating in Indonesia. The Surabaya Stock Exchange and the Bursa Parallel (Parallel Exchange) are much smaller. The Bursa Parallel was formed to accommodate over-the-counter trading.

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

Throughout most of its history, the JSX has been operated and controlled through the state Capital Market Supervisory Agency (locally known as BAPEPAM, for Badan Pengawas Pasar Modal). BAPEPAM was both executive of the exchange and supervisory body for the market, a duality that delayed decisions and left issues unresolved. To rectify this, BAPEPAM was streamlined into a solely supervisory role. A private stock exchange company, PT Bursa Efek Jakarta (BEJ), took over the day-to-day operations of the JSX in December 1991. The JSX became officially privatized on April 16, 1992. A series of new rules has been issued by BAPEPAM and BEJ to regulate and develop the capital market.

Reporting, Accounting And Auditing. Indonesian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Indonesian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Structure Of Equity Markets. As of November 30, 2000, the total market capitalization of the Indonesian equity markets was approximately IDR 90,916 billion or US$ 9 billion.

The Italian Equity Markets

General Background. The regulatory structure of the Italian Stock Exchange changed radically in February 1997, when the Italian Stock Exchange Council set up a new private company, "Borsa Italiana Spa", which is now responsible for the regulation, promotion and management of the Stock Exchange, the unlisted securities market and the Italian Derivatives Market (IDEM).

In 1991, the Parliament passed legislation creating Societa de intermediazone mobiliare (SIMs). SIMS were created to regulate brokerage activities in the securities market and are allowed to trade on their own and for customers' accounts.

In November 1994, the Italian Derivatives Market (IDEM) started trading its first exchange-listed derivatives product, the Mib 30 index futures contract (Fib 30). In November 1995, the MIB30 Index option (MIBO30) began trading on the IDEM. In February 1996, options were introduced on single stocks, together with the transfer of all shares to a rolling settlement basis. In March 1998, the MIDEX Index contract, the futures contract on the 25 Mid-Cap Stock Index, was launched.

Access to the Italian trading system can be obtained directly through the terminals provided to users or indirectly through users' own front office systems (using Application Programming Interfaces). The latter allows the use of information, analytical and trading functions developed by the users.

Italy has one of the world's largest government securities markets. At the end of 1998, issues of treasury bills, notes and bonds outstanding totaled US $1,300 billion.

Reporting, Accounting and Auditing. Italian reporting, accounting and auditing practices are regulated by Italy's National Control Commission (Consob). These practices bear some similarities to United States standards. However, in general, Italian corporations do not provide all of the disclosure required by US law and accounting practice, and such disclosure may be less timely, less frequent and less consistent than that required of US corporations. Italy is, however, moving toward more transparency: from 2000, for example, the law will require quarterly disclosure.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Italian equity markets was approximately EUR 841 billion or US$ 732 billion.

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

The Japanese Equity Markets

General Background. The Japanese stock market has a history of over 100 years beginning with the establishment of the Tokyo Stock Exchange Company Ltd. in 1878. Stock exchanges are located in eight cities in Japan (Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo). There is also an over-the-counter market. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks which are traded over-the-counter. The main activity of the regular exchange members is the buying and selling of securities on the floor of an exchange, both for their customers and for their own account. Japan is second only to the United States in aggregate stock market capitalization. Securities are denominated in the official unit of currency, the Japanese Yen. Takeover activity is negligible in Tokyo, and although foreign investors play a significant role, the trend of the market is set by the domestic investor. The statutory at-source withholding tax is 20% on dividends. There also is a transaction tax on share trades and a small stamp duty.

Reporting, Accounting and Auditing. Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Japanese equity markets was approximately JPY 410,693 billion or US$ 3,707 billion.

The Malaysian Equity Markets

General Background. The securities industry in Malaysia dates back to the early 1930's. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (KLSE) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of June 30, 1999, 458 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. There were 287 companies listed on the Second Board as of June 30, 1999. Over the years, the KLSE's close links with the Stock Exchange of Singapore (SES) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 companies. The New Straits Times Industrial Index is an average of 30 industrial stocks.

Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the Index Fund, which suspended creations in response to the controls. This adversely affected the trading market for Malaysia (Free) Index Fund iShares.

Reporting, Accounting and Auditing. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Malaysian equity markets was approximately MYR 475 billion or US$ 125 billion.

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The Mexican Equity Markets

General Background. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (BMV), which was established in 1894 and is located in Mexico City. The stock exchange is a private corporation whose shares are owned solely by its authorized members and operates under the stock market laws passed by the government. The National Banking and Securities Commission (CNV) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists).

Reporting, Accounting and Auditing. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Mexican equity markets was approximately MXN 1,283 billion or US$ 136 billion.

The Netherlands Equity Markets

General Background. Trading securities on the AEX Stock Exchange (AEX) (formerly the Amsterdam Stock Exchange) started at the beginning of the seventeenth century. The United East India Company was the first company in the world financed by an issue of shares, and such issue was effected through the exchange. The Netherlands claims the honor of having the oldest established stock exchange in existence. In 1611 a stock market began trading in the coffee houses along the Dam Square. A more formal establishment, the Amsterdam Stock Exchange Association, began trading industrial stocks in 1876, and until World War II, Amsterdam ranked after New York and London as the third most important stock market in the world. After the war, the AEX Stock Exchange only gradually began to resume its activities, as members felt threatened by what they saw as an impending socialist order which would leave little of the stock market intact. Since the end of the war, the Dutch market has remained relatively neglected, as local companies have found it more favorable to use bank financing to meet their capital requirements. Trading in shares on the AEX may take place on the official market or on the parallel market, which is available to medium-sized and smaller companies that cannot yet meet the requirements demanded for the official market.

Reporting, Accounting and Auditing. Dutch reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Dutch corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Dutch equity markets was approximately EUR 841 billion or US$ 732 billion.


The New Zealand Equity Markets

General Background. The New Zealand Stock Exchange (NZSE) was originated in the 1870's in four regions: Auckland, Thames, Dunedin and Reefton. In 1915, the Stock Exchange Association of New Zealand was formed. The Sharebrokers Act Amendment 1981governs the operations of the NZSE. During 1989, the Exchange changed from four separate entities to one. Additionally, a Board of Directors was appointed to replace the traditional council. The NZSE also appointed an independent Market Surveillance Panel and adopted revised Listing Rules. On June 24, 1991, they also eliminated the open outcry market and on August 1, 1992, introduced its FASTER system of electronic transfer and moved to fully automated clearing and settlement of trades.

Reporting, Accounting and Auditing. New Zealand reporting, accounting and auditing standards differ substantially from U.S. standards. In general, New Zealand corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the New Zealand markets was approximately NZD $25,558.52million or US $10,314.99.


The Portuguese Equity Markets

General Background. EU membership marked the start of a period that has seen dramatic growth in the scope and activity of the Portuguese stock market. The Lisbon Stock Exchange ("LSE") is divided into three markets, each with specific requirements regarding admission to listing and trading: (1) the official market, which was created on July 23, 1991; (2) the second market, created in January 1992, which is intended for trading securities that do not meet all the requirements for admission to the official market. The main purpose of this market is to allow access to the stock exchange for small and medium-sized companies; and (3) the unofficial market, created on October 22, 1991, is intended for trading securities that do not meet the requirements for the other two markets. Securities can be admitted to this market for a limited period of time.

In 1992, the LSE was privatized. It is now under the management of the Lisbon Stock Exchange Association. Further, the Oporto Derivatives Exchange was established in June 1996, where five futures contracts are traded.

Reporting, Accounting and Auditing. Portuguese reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Portuguese corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Structure of Equity Markets. As of November 30, 2000, the total market capitalization of the Portuguese equity markets was approximately EUR 72 billion or US$ 63 billion.

The Singaporean Equity Markets

General Background. The Stock Exchange of Singapore (SES) was formed in 1973 with the separation of the joint stock exchange with Malaysia, which had been in existence since 1938. The linkage between the SES and the Kuala Lumpur Stock Exchange (KLSE) remained strong as many companies in Singapore and Malaysia jointly listed on both exchanges, until January 1, 1990 when the dual listing was terminated. SES has a tiered market, with the formation of the second securities market, SESDAQ (Stock Exchange of Singapore Dealing and Automated Quotation System) in 1987. SESDAQ was designed to provide an avenue for small and medium-sized companies to raise funds for expansion. In 1990, SES introduced an over-the-counter (OTC) market known as CLOB International, to allow investors access to international securities listed on foreign exchanges. SES also has a direct link with the National Association of Securities Dealers Automated Quotation (NASDAQ) system, which was set up in March 1988 to allow traders in the Asian time zone access to selected securities on the U.S. OTC markets. This is made possible through a daily exchange of trading prices and volumes of the stocks quoted on NASDAQ. The Singapore Stock Exchange is one of the most developed in Asia and has a strong international orientation.

Reporting, Accounting and Auditing. Singaporean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Singaporean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Singaporean markets was approximately SGD 272 billion or US$ 155 billion.

The South African Equity Markets

General Background. The Johannesburg Stock Exchange (JSE), established in 1887, is the only stock exchange in South Africa. Its major traded shares have been mining and gold stocks, such as De Beers and the Anglo American Corporation of South Africa. The minerals-related sectors still account for 14% of the market's capitalization, although there are now many other important sectors including banking, insurance, industrials and leisure. The market capitalization of the JSE has grown enormously from ZAR 13.3 billion in 1970 to approximately ZAR 1022.0 billion in 1995.

Reporting, Accounting and Auditing. South African reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South African corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Structure of Equity Markets. As of November 30, 2000, the total market capitalization of the South African equity markets was approximately ZAR 1,428 billion or US$ 184 billion.

The South Korean Equity Markets

General Background. After the formation of South Korea in 1948, the government issued Farmland Compensation Bonds to landowners in exchange for their farmland, and Kunkuk Bonds to cover their financial debt. The Daehan Stock Exchange was established in 1956 to enable trading of these bonds. The South Korea Stock Exchange was established several years later. The government enacted the Securities and Exchange Law in January 1962 as part of the First Five Year Economic Plan. The law was intended to help South Korean companies arrange funds for economic development by using the stock market. Within a year the market boomed and crashed.

The Securities and Exchange Law was amended in April 1962 to impose stricter regulatory measures on the operation of the securities market. The stock exchange became a non-profit, government-owned corporation called the South Korea Stock Exchange. However, the securities market was unable to overcome the aftermath of the crash and entered a period of inactivity.

In 1967, as part of the Second Five Year Economic Plan, the government encouraged the public to invest in the stock market by increasing the number of listed companies and the acceptability of equity shares. Tax advantages were given to companies that went public. Further legislation was passed in 1972 to encourage share flotation in the belief that corporations would reduce their high financing costs by converting bank loans into share capital.

As a result of these market measures, the number of listed companies started to increase. The Securities and Exchange Commission and its executive body, the Securities Supervisory Board, were established to strengthen investor protection.

The South Korea Securities Settlement Corporation, since renamed the South Korea Depository Corporation (KSD), was set up in 1974 to act as the clearing agent for the stock exchange and as the central depository. In 1977, the South Korea Securities Computer Corporation was established as an electronic data processing center for the securities industry to enable members to transmit orders directly to the trading floor.

In 1981, the government announced its long-term plans for opening the South Korean securities market to foreigners. International investment trusts were established and the South Korea Fund and the South Korea Europe Fund were incorporated overseas. In 1985, the government began to allow some domestic corporations to issue convertible bonds, bonds with warrants and depository receipts overseas. The government also eased controls to allow domestic institutional investors to invest in foreign securities. In December 1988, a new, detailed plan was put forward for the internationalization of the capital market from 1989 to 1992. A more open capital market was proposed to improve the financial structure of domestic firms and to strengthen their international competitiveness. The firms would be given access to an expanded and revitalized domestic capital market and cheaper sources of financing in the international markets. The stock market began to be opened to foreign investors in January 1992.

Reporting, Accounting and Auditing. South Korean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South Korean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Structure of Equity Markets. As of November 30, 2000, the total market capitalization of the South Korean equity markets was approximately KRW 192,535 billion or US$ 158 billion.

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

The Spanish Equity Markets

General Background. The Securities Market Act (LMV) recognizes the following as official secondary markets:
     .    stock exchanges;
     .    the public debt market organized by the Bank of Spain; and
     .    futures and options markets.

Stock exchanges in Spain (Madrid, Bilbao, Barcelona and Valencia) are the official secondary markets which trade shares and convertible bonds or those which grant the right of purchase or subscription. Issuers of shares go to the stock market as the primary market, where they formalize transactions or capital increases. Fixed-income securities (both governmental and private sector debt) are also traded on the stock market.

The organization and functioning of each stock exchange is the responsibility of each respective governing body (Sociedad Rectora), each of which is a limited company whose sole shareholders are the dealer-brokers and brokers and the stock exchanges themselves. The Sociedad de Bolsa, established by the four stock exchanges, is responsible for the technical management of the computerized trading system, which operates at a national level. Under the LMV, the National Securities Market Commission (CNMV) is responsible for supervising and inspecting the securities markets as well as the activity of all individuals and companies who deal with the markets. It has the power to punish and other functions.

These Spanish futures and options markets are organized by the holding company MEFF (Mercado Espanol de Futuros Financieros) Sociedad Holding and two subsidiaries: MEFF Renta Variable (equities), based in Madrid, and MEFF Renta Fija (fixed-income securities), based in Barcelona. MEFF Renta Variable manages the trading of options and futures on the Ibex-35 stock index, and individual options on certain shares. MEFF Renta Fija manages the trading of futures and options on interest rates and bonds.

Bonds, Treasury bills and debt issued by other public administrations and organizations are traded in the public debt market. These securities are also traded at the same time on the stock market, which has a specific trading system for them. The Bank of Spain's Book-Entry Office is responsible for supervising the public debt market.

Reporting, Accounting and Auditing. Spanish reporting, accounting and auditing standards differ substantially from US standards. In general, Spanish corporations do not provide all of the disclosure required by US law and accounting practice, and such disclosure may be less timely and less frequent than that required of US corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Spanish equity markets was approximately EUR 372 billion or US$ 324 billion.

The Swedish Equity Markets

General Background. Organized trading of securities in Sweden can be traced back to 1776. Although the Stockholm Stock Exchange was founded in 1864, the real formation of a stock exchange in an international sense took place in 1901. The statutes of the Stock Exchange were modified in 1906 and, from the beginning of 1907, commercial banks were admitted as members. During the 1970s, the Stockholm market had low turnover and dull trading conditions. The market started to climb in 1980 and for several years Stockholm was one of the best performing stock markets, in terms of both price and volume growth. This regeneration of a market for risk capital was reflected in the large number of companies introduced in the early 1980s. The Stockholm Stock Exchange is structured on a membership basis, under the supervision of the Bank Inspection Board. The Board consists of 11 directors and one chief executive. The directors of the Board are elected by the Swedish government, the Association of the Swedish Chamber of Commerce, the Federation of Swedish Industries and the member companies of the Stock Exchange. There are three different markets for trading shares in Sweden. The dominant market is the A-1 list, for the largest and most heavily traded companies. The second market is the over-the-counter market, which is more loosely regulated than the official market and caters to small- and medium-sized companies. The third market is the unofficial parallel market, which deals in unlisted shares, both on and off the exchange floor. The shares most frequently traded on this market are those which have been de-listed from other markets and those that are only occasionally available for trading.

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On July 1, 1999, the Stockholm Stock Exchange and OM Stockholm merged to create the OM Stockholm Exchange - OM Stockholmsborsen AB. In addition, the Stockholm Stock Exchange and the Copenhagen Stock Exchange have signed an agreement covering a common Nordic securities market, NOREX.

There are also two independent markets for options - the Swedish Options Market
(OM) and the Swedish Options and Futures Exchange (SOFE), which offer calls, puts and forwards on Swedish stocks and stock market indices.

Reporting, Accounting and Auditing. Swedish reporting, accounting and auditing standards differ substantially from US standards. In general, Swedish corporations do not provide all of the disclosure required by US law and accounting practice, and such disclosure may be less timely and less frequent than that required of US corporations. The basic concepts used are historical cost, going concern, accrual basis, consistency and prudence.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Swedish equity markets was approximately SEK 3,110 billion or US$ 310 billion.

The Swiss Equity Markets

General Background. There are three principal stock exchanges in Switzerland, the largest of which is Zurich, followed by Geneva and Basle. The Geneva exchange is the oldest and was formally organized in 1850. The Basle and the Zurich exchanges were founded in 1876 and 1877, respectively. The Geneva Exchange is a corporation under public law and in Zurich and Basle the exchanges are institutions under public law. There are three different market segments for the trading of equities in Switzerland. The first is the official market, the second is the semi-official market, and the third is the unofficial market. On the official market, trading takes place among members of the exchange on the official trading floors. Trading in the semi-official market also takes place on the floors of the exchanges, but this market has traditionally been reserved for smaller companies not yet officially accepted on the exchange. Unofficial market trading is conducted by members and non-members alike. Typical trading on this market involves shares with small turnover. Both listed and unlisted securities can, however, be traded on this market.

Since July 1998, SWX has provided facilities for electronic trading in Eurobonds. Repo SWX, the first electronic market for repos with integrated clearing and settlement, was inaugurated in June 1999. In addition, SWX launched a new market segment for emerging-growth companies in July 1999, under the name SWX New Market. Eurex, the first trans-national derivatives market, is a co-operative venture between the SWX Swiss Exchange and Deutsche Borse Ag, each of which holds a 50% stake. Eurex is the largest derivative exchange in the world.

Reporting, Accounting and Auditing. Swiss reporting, accounting and auditing standards differ substantially from US standards. In general, Swiss corporations do not provide all of the disclosure required by US law and accounting practice, and such disclosure may be less timely and less frequent than that required of US corporations.

Size of Equity Markets. As of November 30, 2000, the total market capitalization of the Swiss equity markets was approximately CHF 1,240 billion or US$ 714 billion.

The Taiwanese Equity Markets

General Background. The Taiwan Stock Exchange, in Taipei, is the only stock exchange in Taiwan. Its roots can be traced to the Land Reform Movement of 1953. The government bought tracts of land from large landowners and paid for them with bonds and shares in government-owned companies. The need to trade those shares and bonds gradually bred the formation of a fledging over-the-counter market. As the economy prospered, the importance of a securities market was recognized. The government established the Securities Market Research Committee to study the feasibility of a formal stock market. Consequently, the Securities and Exchange Commission (SEC) was established on September 1, 1960, as a department of the Ministry of Finance. The Taiwan Stock Exchange (TSE) was founded a year later and officially commenced operation in February 1962.

In the exchange's first year, there were 18 listed companies with an average trading volume of TWD 1,647,760. By 1963, there were 23 listed companies; by 1980, there were 100; and by 2000 there were 531. As listings steadily

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

increased, the market remained stable for several years. Since then, the number of brokerage firms has multiplied and limitations on foreign investors have recently been relaxed.

Reporting, Accounting and Auditing. Taiwanese reporting, accounting and auditing standards differ substantially from US standards. In general, Taiwanese corporations do not provide all of the disclosure required by US law and accounting practice, and such disclosure may be less timely and less frequent than that required of US corporations.

Structure of Equity Markets. As of November 30, 2000, the total market capitalization of the Taiwanese equity markets was approximately TWD 8,918 billion or US$ 270 billion. The Thai Equity Markets General Background. The Bangkok Stock Exchange Co. Ltd. (BSE) was established in 1962 as a partnership; it was the first organized stock exchange in Thailand. There was little trading on the exchange, and the BSE acted as an indicator of current share prices rather than as a center for trading. In 1974, the Securities Exchange of Thailand Act established a new exchange called the Stock Exchange of Thailand
(SET). The SET started trading on April 30, 1975.

Reporting, Accounting and Auditing. Thai reporting, auditing and accounting standards differ substantially from U.S. standards. In general, Thai corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Structure of Equity Markets. As of November 30, 2000, the total market capitalization of the Thai equity markets was approximately THB 1,192 billion or US$ 27 billion.

The Turkish Equity Markets

General Background. The Istanbul Stock Exchange (ISE), which was formed in 1866 and closed in 1938 because of domestic and international economic conditions, was reactivated following the enactment of the Capital Market Law in July 1983 and Decree No. 91, which was issued in October 1983. Trading at the ISE was reinitiated in January 1986 in Istanbul and moved in May 1995 to new, fully automated headquarters at Istinye. Development banks, commercial banks and brokerage houses are eligible for membership in the ISE.

The Turkish equities market consists of the national market on which 198 stocks are traded, a regional market on which 13 stocks are traded and a new companies market, which is not yet fully operational. The new companies market will feature newly established, yet promising, companies that are not eligible to trade on the national market.

The bonds and bills market features markets in government bonds and treasury bills, corporate bonds, revenue sharing certificates and repurchase agreements.

Reporting, Accounting and Auditing. Turkish reporting, auditing and accounting standards differ substantially from U.S. standards. In general, Turkish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Structure of Equity Markets. As of November 30, 2000, the total market capitalization of the Turkish equity markets was approximately TRL 47,457,380 billion or US$ 0.70 billion.

The United Kingdom Equity Markets

General Background. The UK is Europe's largest equity market in terms of aggregate market capitalization. Trading is fully computerized under the SETS System for FTSE- 100 (and 83 other) stocks and the Stock Exchange Automated Quotation System (SEAQ) operates for international equities. The London Stock Exchange exists alongside Tradepoint, while there is also a network of regional offices. The London Stock Exchange has the largest volume of trading in international equities in the world.

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

Reporting, Accounting and Auditing. Despite having a great deal of common purpose and common concepts, the accounting principles in the UK and the US can lead to markedly different financial statements. In the global market for capital, investors may want to know about a company's results and financial position under their own principles. This is particularly so in the US capital markets. The overriding requirement for a UK company's financial statements is that they give a "true and fair" view. Accounting standards are an authoritive source as to what is and is not a fair view, but do not define it unequivocally. Ad hoc adaptations to specific circumstances may be required. In the US, financial statements are more conformed because they must be prepared in accordance with GAAP.

Size of Equity Markets. As of November 30, 2000. the total market capitalization of the United Kingdom equity markets was approximately GBP 1,773 billion or US$ 2,514 billion.

Regional and Country-Specific Economic Considerations.
------------------------------------------------------

Europe. In 1986, the member states (the "Member States") of the European Union (the "EU") signed the "Single European Act," an agreement to establish a free market. The development of a unified common European market has promoted the free flow of goods and services.

The Maastricht Treaty on economic and monetary union ("EMU") was intended to provide its members with a stable monetary framework. On January 1, 1999, the third and final stage of EMU began with the establishment of a currency union encompassing 11 of the 15 Member States of the European Union ("EU") - Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. On that date, these countries locked their exchange rates and adopted the euro as their common currency, with monetary and exchange rate policy determined by area-wide institutions. Thus, each of these countries gave up the possibility of independent monetary and exchange rate policy. Greece adopted the euro on January 1, 2001.

EMU does not change the locus of responsibility for policies other than monetary and exchange rate policies. Policies affecting external trade and the integration of internal markets were already a matter of EU competence. Fiscal and labor market policies continue to be created mostly at the national level, albeit subject to closer surveillance by EU institutions. The Stability and Growth Pact (SGP), concluded in June 1997, set out the procedures for surveillance of national fiscal policies, strengthening the framework provided in the Maastricht Treaty. Also, the Treaty of Amsterdam, signed in October 1997, explicitly recognized labor market policies as a matter of common concern and set out procedures for their surveillance. Except for monetary and exchange rate policies, area-wide decision making and surveillance are the responsibility of institutions of the EU as a whole. It has been agreed that ministers of euro-area countries can meet (as the Euro-12 Group), to discuss issues related to the single currency, but that formal surveillance and coordination decisions will be the prerogative of the full EU Council of Ministers ("ECOFIN"). The euro-area rivals the United States in terms of output and trade. The delineation of monetary, fiscal, and structural policy responsibility between the euro-area institutions and national governments helps assign responsibility for these policies, but also complicates their coordination.

Austria. Austria has a well-developed market economy based on commerce and manufacturing. The gross national product ("GNP") has grown moderately and the gross domestic product ("GDP") is primarily generated by manufacturing, finance, commerce, administration and defense. The strongest sector of the economy is manufacturing, which accounts for about 26% of the GDP. The GNP per capita is about average among EU countries. Austria's natural resources include iron ore, oil, timber, magnetite, lead, coal, lignite, copper, and hydropower and they contribute to a highly developed and successful industrial economy. The chief industries are construction, machinery, vehicles, food, chemicals, wood processing, paper, communications equipment, and tourism.

Austria, a federal republic, generally has a high standard of living, which is closely tied to other EU economies, especially Germany's. Business confidence has remained buoyant given the competitive position of Austria's industry, strong foreign investment and good export opportunities. Austrian exports have grown strongly, which has been helped by growth within the EU and a continued weakening of the euro. Export growth is particularly pronounced in food, machinery and transport equipment. Imports are strong in raw material, machinery and transport equipment. The principal importer of Austrian products is Germany, followed by Italy and Switzerland.

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

Economic growth has accelerated in Austria, culminating in 3.5% GDP growth in the first half of 2000. The depreciation of the euro and the recovery in Austria's export market contributed to the overall favorable outlook. Private consumption increased and remained at a strong 3% and export growth accelerated to 9% in response to the recovery in Austria's main export market. The labor market continued to experience rapid increases in employment, mainly taking place in public job programs and in the service sector. Part-time employment experienced greater growth than full-time employment. Unemployment fell to approximately 4.5% in the second half of 2000, although it is expected to increase due to recent labor reforms.

Consumer price inflation increased to 3% in the first of half of 2000, driven by higher oil prices, following a deceleration to 0.2% a year earlier. Exports of goods and services remained strong at 8.8% and import growth should remain constant in response to the high level of domestic demand. The government's ongoing fiscal consolidation effort centered on reducing pension expenditures and government employment. While the deficit has been decreasing recently, there is concern interest rates will rise.

Over the Fund's fiscal year ended August 31, 2000, the Austrian equity market performed weakly.

Unlike many other European markets, Austria continued to be dominated by so-called "old economy" banking and utilities companies. The MSCI Austria Index's largest stock as of August 31, 2000, was Bank Austria, which accounted for more than 32% of the index. Its second-largest stock as of that date was Verbund Oesterreich Elektrik, an electric-utilities company that, unlike other European utilities firms, has not ventured extensively into higher-growth areas such as telecommunications and the Internet. Political issues also weighed on the Austrian market at various times. The controversy surrounding Georg Haider put the country at odds with the European Union in early 2000, as did Austria's slow progress in deregulating its domestic telecommunications market.

Toward the end of the fiscal year ended August 31, 2000, however, the Austrian market was buoyed by positive sentiment. Investors viewed the news that Bank Austria had agreed to be acquired by Germany's HypoVereinsbank as a potential spark for further consolidation in Austria. The deal, if successfully completed, would be the largest takeover in Austria's history. In addition, the Austrian economy continued to show signs of health over the past year.

Belgium. Belgium is a modern private enterprise economy largely based on a diversified industrial and commercial base. The chief industries include engineering and metal products, motor vehicle assembly, processed food and beverages, chemicals, basic metals, textiles, glass, petroleum, and coal. Industry is mainly concentrated in Northern Belgium. Belgium imports high quantities of raw materials used in the manufacturing of its goods. The GNP per capita is about average among EU countries. The GDP is only slightly above the EU average and is mainly attributable to the agricultural sector.
Traditionally, Belgium's natural resources have been concentrated in coal, steel and textiles, however these have declined in recent years.

Belgium, a federal parliamentary democracy, has attempted to simplify its fiscal system by reducing the burden of income tax on companies and workers. Tax reforms are directed towards employees and companies, as Belgian employees carry a much higher tax burden than workers in neighboring countries. The government has increased expenditures for new jobs, unemployment benefits, and social services, forcing the government to borrow from abroad. The most recent election resulted in a historic shift of power to Guy Verhofstadt's `blue-red-green' coalition (made up of French-and-Dutch speaking Liberals, Socialists and Greens). The coalition has attempted to restore public confidence after a series of political scandals.

Belgium shows a high degree of economic openness. It is therefore extremely sensitive to economic developments abroad and, in particular, to those occurring in the EMU. Activity in Belgium fluctuates almost exactly in line with that of the euro area. The latest economic developments are no exception in that respect. The depreciation of the euro has boosted the international competitiveness of Belgian firms, which will also benefit from a period of broad wage moderation and further cuts in employer's social security contributions.

The Belgian employment rate typically is lower than the rest of the EMU. The unemployment rate fell to 8.6% in 2000 shrinking from the previous years. Employment has continued to grow at a rapid pace with wage and compensation per employee expected to accelerate. Belgium's consumer price inflation reached 3.3% in September,

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

reflecting increases in oil prices and euro weakness. Real GDP growth appeared around 3.75% in early 2000, compared with 2.75% in 1999, despite a slow-down in the last months.

Over the Fund's fiscal year ended August 31, 2000, the performance of the Belgian equity market was weak. In large part this was because it continues to be dominated by so-called "old economy" companies in the financial services and electric-utilities industries. As of August 31, 2000, the market's three largest stocks were financial services firm Fortis Belgium, electric-utilities company Electrabel, and banking firm Kredietbank. These firms had weightings in the MSCI Belgium Index of 30.0%, 15.5%, and 18.0%, respectively. Stocks such as these generally under performed "new economy" stocks in the technology, media and telecommunications industries in the one-year period. Belgium's banking and utilities stocks were also negatively affected by rising interest rates.

In March and again in May, however, Fortis reported stronger-than-expected earnings and its shares rose, helping the Belgian market recover some of its losses for the period. Now Europe's largest combined banking and insurance company, Fortis has also benefited from its 1999 purchase of American Banking Insurance Group.

The Belgian market was also supported by relatively good economic conditions over the past year. Although not as robust as other European economies, Belgium has benefited somewhat from a better fiscal environment, lower unemployment and accelerating global growth.

In March 2000, the Brussels Stock Exchange announced that it planned to merge with the Amsterdam and Paris stock exchanges. Such an exchange would be second in size only to London among European markets. In addition, the Belgian firm Interbrew launched an initial public offering in November 2000. Interbrew is now the world's second-largest brewer.

France. France is a modern capitalist society considered to be one of the major economic powers of the world, ranking along with such countries as the United States, Japan and Germany. French GNP is about average among EU members, but it is growing rapidly as the nationalization of industry takes place. The chief industries include steel, machinery, chemicals, automobiles, metallurgy, aircraft, electronics, mining, textiles, food processing, and tourism. France is also a major exporter of dairy products, wine, wheat and tinned fruit and vegetables.

The government of France is a multiparty democracy dominated by a strong executive. The government retains considerable influence over key segments of each sector, with majority ownership of railway, electric, aircraft, and telecommunication firms, although the government is relaxing control over these areas. Large-scale privatization has taken place with such companies as France Telecom, Air France, Aerospatiale, and Credit Lyonnais, which had been hurt by years of high interest rates. The government plans to make restructuring more costly and short-term labor contracts (used to encourage labor flexibility) more expensive for companies. France employs a generous and comprehensive system of social welfare benefits providing generous benefits for unemployment, sick leave, childcare and maternity benefits.

After 3.2% growth in 1999, the French economy was growing at an annualized 3.6% in the first half of 2000, driven chiefly by strong domestic demand. A pick-up in exports on the back of the recently weak euro, "new economy" activity and the recovery in emerging markets also had a positive effect on the French economy.

The accumulated impact of three years of growth in France has been to push job creation to a 30-year high. At mid-year, employment growth was running at an annualized 3.2%, or the equivalent of about 439,000 new jobs a year. The strongest growth was in the services sector and construction, with industrial employment growing at about half the annualized average. The introduction in February 2000 of the wage-moderating 35-hour week - the government's flagship policy - also appeared to have a positive impact, though many new jobs were generated as part of youth schemes and in temporary and part-time work. From a post-war peak of 12.5% in June 1997, or 3,200,000, (3.2 million) unemployment had dropped to 9.8%, or 2,371,300, at the end of the first quarter of 2000.

Other key indicators point to the health of the French economy. Household consumption is up, as are housing starts, construction permit issues and new car registrations. At the same time, inflation has dropped to around (an annualized) 0.5% due to low raw material prices, increased competition and productivity gains from new technology and Internet-related activity. However, the poor external performance of the euro - chiefly against the U.S. dollar - was beginning, in September 2000, to fuel concerns about inflation.

But France's biggest economic problem remains its high budget deficit. At present the government is committed to lowering the deficit to 1.5% of GDP and to reduce it to 0.3% of GDP by 2002.

The past year was an exceptional period for the French equity market, driven by stocks in a variety of sectors. During the period, the French market was one of Europe's top performers.

Telecommunications and media-related stocks led the French market over much of the reporting period. Shares of the largest stock in the MSCI France Index, France Telecom, rose as investors favored TMT (technology, telecommunications and media) issues. Weak areas during the fiscal year ended included a number of "old economy" stocks in areas such as food, household products and financial services. The latter were hurt by rising interest rates. Nonetheless, stocks such as TotalFinaElf -- the second-largest stock in the MSCI France Index -- have continued to provide some support for the French market. TotalFinaElf shares rose along with the price of crude oil.

Toward the end of 2000, growth-oriented stocks were once again leading the Paris Stock Exchange.

Germany. Germany is a prosperous capitalistic society largely based on services and manufacturing. Manufacturing represents 35% of the GDP, and has made Germany the third largest economy in the world. Germany's industries are among the world's largest and technologically advanced producers of iron, steel, coal, cement, chemicals, machinery, vehicles, machine tools, electronics, food and beverages; shipbuilding; and textiles. The GNP per capita is very high among the EU countries. Germany's natural resources contribute to a strong economy and include iron ore, oil, timber, magnetite, lead, coal, lignite, copper, and hydropower.

Germany, with a federal republic type of government, is intent on promoting growth with the reformation of the tax system, reducing labor costs, and by introducing a fiscal consolidation program. However, Germany's generous social benefits have pressured Germany's free-market economy. High unemployment and welfare costs remain a long-term problem. Additionally, transforming Eastern Germany into a modern market economy has been more difficult and costly than anticipated initially.

According to new measures of national account data, economic activity accelerated further in the first half of 2000 when real GDP increased at an annual rate of some 3 1/2%. Exports continued to grow at double-digit rates, although the net contribution of the external sector to GDP growth was slightly lower than in the previous half year. Employment growth also picked up in the first half of 2000, to an annual rate of 1.8%. Part-time employment of new entrants into the labor market contributed to the increase. Accelerating oil prices and the depreciation of the euro also shaped the development of inflation rates.

Although Germany has faced substantial problems in the wake of reunification between West and East Germany, a number of factors converged to make the MSCI Germany Index one of Europe's best performers for the Fund's fiscal year ended August 31, 2000.

Corporate restructuring and growing pro-business sentiment on the part of the government attracted new investors and capital to the German market last year. One of the most positive developments, in the eyes of investors, was the government's plan to significantly reduce corporate and personal income taxes. The German government also announced that it would abolish the 50% capital gains tax previously levied on corporations when they sold shares in other companies. Investors greeted this last reform with enthusiasm, as it will allow German corporations to unwind the extensive network of cross shareholdings and permit restructuring.

The tax reforms added fuel to the rally already underway. The German equity market had been on the upswing throughout late 1999 and early 2000, thanks to strength in its telecommunications and technology-related stocks. Deutsche Telekom ("DT"), by far the largest stock in the MSCI Germany Index, appreciated steadily through March. The positive sentiment toward DT diminished during the spring, however. Like other telecommunications providers, DT has faced some uncertainty because the cost of building third generation wireless networks appears to be much higher than previously expected.

Greece. Greece is a free enterprise economy, with the public sector accounting for about half of the GDP. The public sector accounts for about 27% of the economy. The chief industries include tourism; food processing, textiles, chemicals, metal products, mining, and petroleum. Tourism is a key industry, providing a large portion of the GDP and foreign exchange earnings. Greece is a major beneficiary of EU subsidies and is considered to be the least developed country within the European Union.

Greece is a constitutional republic and multi-party parliamentary democracy, and its government is intent on diminishing the degree of state control in the economy and reducing unemployment. Although the Socialist Government of the 1980s had a reputation for profligacy and financial irresponsibility, the current government has proved to be a more prudent manager of the economy. It has kept many of the former conservative government's stabilization measures and negotiated a tripartite social contract between the government, employers and workers. This has enabled the unions to have some input into the economic policy but has allowed the government to maintain primary control over wage levels.

The government has tightened the economy with the goal of qualifying Greece to join the EU's single currency (the euro) in 2001. As a result, the economy has improved steadily over the last few years. In particular, Greece has cut its budget deficit to below 2% of GDP and tightened monetary policy, causing inflation to fall below 4% by the end of 1998, the lowest rate in 26 years. Still, restructuring of the economy and the reduction of unemployment remain major challenges.

Retail sales weakened in early 2000, due to the waning effect of reductions in the car sales tax and the stock market slump. However, lower interest rates and the 1999 tax/benefit package are expected to reinvigorate household spending. Headline inflation has picked up to 3% in September 2000, reflecting higher oil prices, the depreciation of the drachma and the waning effects of indirect tax cuts. Core inflation has, however, remained low even though it increased to 2% in September 2000.

Italy.  Italy is a developed industrial economy with a mixed private and
publicly-owned economy.   The chief industries include construction, machinery,
vehicles, food, chemicals, lumber, paper, communications equipment, and tourism. Italy's economy remains divided between its prosperous north and poorer south, reflected in almost full employment in the former and unemployment levels well over 20% in the latter. The country's GDP grew by a modest 1.3% in 1998 and an even more modest 1.2% in 1999, around half the average for other EU economies. However, the continued recovery in construction investment and increased exports provided some encouraging signs of economic growth.

Italy has a republican form of government and is working to stimulate employment, promote wage flexibility, encourage growth in pensions, and tackle the informal economy. It is also working to support a rapidly aging population and a social security system skewed in favor of pensions. The dire prospect is that by 2020 all of Italy's earned income will be needed to pay the pension bill. The need for reform is urgent, but firmly resisted by Italy's powerful trade unions, whose membership is largely made up of retirees or others on the verge of retirement. In current circumstances, Italy's finely-balanced center-left coalition Government is unlikely to take bold action to reduce pensions.

Italy's economic strength lies in manufacturing, mainly through networks of small and medium-sized companies, producing, in particular, machine tools and consumer goods. Two key service sectors are tourism and the rapidly expanding telecom industry. Since mid-1990, industrial production has recovered substantially and the level of capacity utilization is the highest since early 1990. The upswing in industrial production has to a large extent been driven by the solid performance of real merchandise exports, which rose by 9% in the first half of 2000. The weakness of the euro and expanding foreign markets have increased export demand. As a result, the rate of consumer price inflation hit 2 1/2% in the third quarter of 2000, the highest level since early 1997.

Currently, after having reached the much-desired EMU target and having consolidated its public finances, the aim of the government is to rekindle growth, while pursuing a systematic and continued reduction of the public debt. The Italian economy has been characterized in recent years by the attempt to reduce the significant public deficit, and to reverse the dynamic of the public debt. At 2.6% in the second quarter (annual rate), real GDP was below expectations and represented a deceleration compared with the 3% registered in the previous quarter.

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

As with other European markets, the fortunes of Italy's stock exchange were tied closely to those of its telecommunications stock. As of August 31, 2000, Telecom Italia Mobile SpA and Telecom Italia made up a collective 28.5% of the MSCI Italy Index.

From August 31, 1999 through mid-March 2000, shares of Telecom Italia Mobile and Telecom Italia rose sharply. Investors were excited about not only the outlook for continued strong growth in Europe's telecommunications market, but also those companies' expansion into new businesses such as the Internet. In March 2000, however, these stocks fell along with other TMT stocks. Exacerbating the decline in telecom stocks was the growing realization that the cost of building third generation wireless networks would be much higher than previously expected.

Offsetting the performance of these stocks was the financial services sector of the MSCI Italy Index. Banks such as ENI, the third largest stock in the MSCI Italy Index as of March 31, 2000, were hurt by concerns that inflation was rising sharply and interest rates would soon follow suit.

The Netherlands. The Netherlands is a highly industrialized nation maintaining a prosperous and well-developed economy. Emerging from a deep recession in the 1980s, the Dutch economy has become one of the fastest growing in Europe. The pace at which new jobs are generated is close to that of the United States. Industrial activity is predominantly in food processing, chemicals, petroleum refining, and electrical machinery. A highly mechanized agricultural sector employs no more than 4% of the labor force but provides large surpluses for the food-processing industry and for exports. The Netherlands rank third worldwide in value of agricultural exports, behind the US and France. Strong 3.8% GDP growth in 1998 was followed by an only slightly lower 3.4% expansion in 1999. Natural resources include natural gas, petroleum, and arable land.

The Dutch government - a constitutional monarchy - attempts to keep the economy in private hands. Postwar industrial development has been consciously stimulated by government policy, and state subsidies have been granted to attract companies interested in developing the northern provinces. Despite these subsidies, the western provinces remain the center of new industry, especially in the services sector.

In the first half of 2000, the Dutch economy expanded by about 4.5% compared with 3.9% in 1999 as a result of export led growth. The unemployment rate has decreased to 2.4% in the second quarter of 2000. Despite a tight labor market, collective wage agreements entered into this year have provided for relatively moderate pay rises only. Consumer price inflation increased to 2.5% in August 2000, but underlying inflation remained at around 1.5%.

The export-driven Dutch equity market benefited from accelerating global growth and other favorable trends over the past year. Not only did demand increase generally worldwide, but the price of crude oil also rose substantially. That trend benefited Royal Dutch/Shell Petroleum, which made up more than one fourth of the MSCI Netherlands Index as of August 31, 2000. Higher global demand also helped to lift the second-largest stock in the MSCI Netherlands Index, Philips Electronics. Its third-largest stock, telecommunications firm KPN, enjoyed very positive investor sentiment toward telecom stocks.

Yet this last trend did not boost the Dutch market as much as other European markets, given the Netherlands' relative shortage of technology stocks. Its financial services stocks, another big component of the MSCI Index, were pressured by rising interest rates during the reporting period.

Spain. Spain's mixed capitalist economy supports a GDP that on a per capita basis is 75% of the four leading West European economies. The past five years, in particular, have witnessed a sustained period of economic reform and adjustment, with strong rates of GDP growth. Spain's economy now ranks as the 5th largest in the EU, and is valued at some USD 596 billion. The chief industries include textiles, food and beverages, metals and metal manufactures, chemicals, shipbuilding, automobiles, machine tools, and tourism. Spain's natural resources include coal, lignite, iron ore, copper, kaolin, potash, hydropower, and arable land.

Spain's parliamentary monarchy has attempted to introduce tax reforms and has continued to advocate privatization, liberalization and deregulation of the economy. Spain was one of the first countries to launch the European single currency in 1999. However, following Spain's entry into the EMU, there has been concern that Spain's high inflation rate will fuel new wage pressures, endangering Spanish competitiveness. Nevertheless, the Spanish

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

economy is now into its fourth successive year of strong growth. All of Spain's macroeconomic variables, with the major exception of unemployment, are positive. In recent years, the labor market has continued to improve, with national account employment growing at more than 3% per year. In 1994 and again in 1997, reforms in the labor market were undertaken, mainly to ease the rigid regulations that govern permanent job contracts. The recent strong economic growth and new reforms to improve the flexibility of the labor market have decreased the rate of unemployment by 1.75 percentage points to 13.7% in the year up to the third quarter of 2000 compared to 16% in 1999. The government also faces the challenges of addressing the domestic concerns of controlling inflation, which rose during the summer to 2.8%. In October 2000, consumer price inflation was 4.0%, pushed up by the oil price hike and the depreciation of the euro.

Like those of several of its European neighbors, Spain's equity market was lifted by a number of positive trends in late 1999 and early 2000. Along with other markets, its performance weakened somewhat in the spring and summer of 2000.

TMT stocks led the market in the fall of 1999 and winter of 2000. Shares of Telefonica surged on positive sentiment toward telecom in general and Telefonica's rapid growth in particular. The company, which made up just over 30% of the MSCI Spain Index as of August 31, 2000, is Spain's largest by market capitalization. Although Telefonica has faced increased competition in its home market, investors have responded positively to its rapid expansion into new sectors (such as Internet access) and markets outside Spain. Some of this goodwill dissipated in the spring of 2000, however, amid a global sell-off in telecommunications stocks.

The same was true of Spain's banking shares, another key component of its equity market. BSCH Banco Santander Central and BBVA Group, which together made up almost 35% of the MSCI Spain Index as of August 31, 2000, were beset by real and expected interest rate hikes. But they, too, were supported by investors' positive view of their expansion plans. Like Telefonica, BSCH and BBVA are no longer considered "value stocks," due to their rapid growth in Latin America and elsewhere in Europe.

Overall growth in Spain's economy remained robust during the first half of 2000. In fact, the economy's strength has prompted concern that it is overheating. In July 2000, inflation hit a four year high in both Spain and France, prompting speculation that the European Central Bank would hike interest rates.

Portugal. Portugal has a developing capitalist economy with mixed private and public ownership of businesses. Portugal's per capita GDP is two-thirds that of the largest West European economies. Portugal is one of the smallest countries in Europe and is the poorest member of the EU, with a per capita GDP of approximately 60% of the European average. Portugal continues to run an overall trade deficit with the rest of the world. However, recent economic growth has produced a significant decline in inflation, interest rates and public debt, and improved employment generation. Real gross domestic product (GDP) rose by 3.1% in 1999. The chief industries include textiles and footwear, wood pulp, paper, and cork, metalworking, oil refining, chemicals, fish canning, wine and tourism. Portugal's natural resources include fish, forests (cork), tungsten, iron ore, uranium ore, marble, arable land, and hydro power.

Portugal's government, a parliamentary democracy, is working to modernize Portuguese industry and infrastructure to increase the country's competitiveness in the increasingly integrated world markets. Portugal's economy has witnessed significant growth and modernization since the mid-1990s. Portugal's infrastructure has improved from being part of the EU membership. There remain, however, a number of challenges for future economic development. Modernization of industry has been slow. Labor costs in Portugal are lower in comparison to most countries of the European Union and this has slowed the process of industrial restructuring.

Recent economic growth has produced a significant decline in inflation, interest rates and public debt and improved employment generation. Employment has continued to grow strongly, leading to a further fall in unemployment to around 4%. In spite of the slowdown in consumption, inflation continued to rise to 3.4% in the third quarter.

Sweden. Sweden has a highly developed and successful industrial sector. The chief industries, most of which are privately owned, include textiles, furniture, electronics, telecommunications, dairy, metals, ship building, clothing, engineering, chemicals, food processing, fishing, paper, oil and gas, automobiles and shipping. Productivity, as measured by GDP per capita, is well above the European average, although two-thirds of GDP passes through the public sector. Privately owned firms account for about 90% of industrial output, of which the engineering sector accounts for 50% of output and exports. Agriculture accounts for only 2% of GDP and 2% of the total employment. Sweden's natural resources include zinc, iron ore, lead, copper, silver, timber, uranium, and hydropower.

Successive governments have traditionally afforded Swedes generous benefits for unemployment, sick leave, childcare and general public welfare, along with state medical care. This extensive social welfare system has become unsustainable in recent years, notably when the economy slowed down significantly in the early 1990s, which caused large government deficits, inflation, and high unemployment. Almost half of the personal disposable income received by Swedes resulted from transfer payments, a system for redistributing income. Since then, a massive turnaround in public finances has occurred thanks to years of fiscal restraint and an increase in economic growth. The Swedish government has announced that it plans to cut taxes within the next five years. Sweden has harmonized its economic policies with those of the EU, which it joined at the start of 1995. Sweden decided not to join the euro system at its outset in January 1999 but plans to hold a referendum in the upcoming months on whether to join.

The Swedish economy continued to expand at an annual rate close to 4% in the first half of 2000. Employment growth also increased at an annualized rate of 2%. Unemployment has fallen quite rapidly to near 4%, and labor shortages have spread.

With its large telecommunications component, the Swedish equity market reflected changing sentiment toward TMT stocks over the past year.

In the last four months of 1999 and first few months of 2000, investors seemingly could not get enough of TMT stocks in many markets around the world. That created a huge updraft for telecommunications bellwether Ericsson, which made up more than half the MSCI Sweden Index as of March 31, 2000. Driven largely by that one stock, the Swedish equity market rose swiftly to outperform most others in Europe.

Yet it was that same stock that drove the Swedish market in the opposite direction over the spring and summer of 2000. Along with other TMT stocks worldwide, shares of Ericsson faltered in March when interest rates rose. Later that spring, the telecom sector took another hit as it became clearer that the cost of building third generation wireless networks would be higher than most in the industry had expected.

Overall, however, the Swedish market has continued to benefit from strong consumer confidence levels and liquidity.

Switzerland. Switzerland is a prosperous and stable modern market economy with a strong industrial sector. Switzerland's per capita GDP of 20% ranks it above that of most Western European economies. Swiss economic development has been affected by specific physical and cultural geographic factors. Due to its lack of raw materials, Switzerland has based its economic growth on its highly skilled labor market and technological manufacturing expertise. Switzerland relies heavily on its chief industries, including machinery, chemicals, watches, textiles, and precision instruments. Switzerland utilizes its natural resources by converting them into high-quality, value-added finished products for export.

The Swiss government, a federal republic, tends to follow a conservative approach to foreign policy, and any treaty or decision to join an international organization tends to be challenged. The Swiss are not pursuing EU membership in the near future; however, Switzerland has followed the practices of the EU. As a result, the country has realized the economic benefits of a closer alliance with the EU and enhanced its international competitiveness in the global market. Switzerland relies heavily on foreign trade and has attempted to lower tariffs and duties on incoming goods. These will end when Switzerland and the other countries of the European Free Trade Association (EFTA) become part of the European Economic Area.

While the Swiss official unemployment rate fell to 1.75% in early autumn, the underlying inflation rate remained low at 0.5%. GDP grew by 3.75% in the first half of 2000 with respect to the second half of 1999, due in part to strong exports and investments. However, activity slowed significantly between the first and second quarter to an annual rate of around 2.25%. Monetary conditions have tightened leading to restrained private consumption.

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

With its large contingent of so-called "old economy" firms, Switzerland's equity market diverged from more growth-oriented markets over the past year. During the fall of 1999 and the early months of 2000, investors overwhelmingly favored TMT stocks over the market's pharmaceutical, food and banking stocks -- sectors which collectively made up nearly 70% of the MSCI Switzerland Index as of August 31, 2000. Swiss banks and other financial services companies were hurt by rising interest rates during the fiscal year.

The market's defensive characteristics became an advantage in the spring of 2000, however. When growth stocks fell into a sharp correction in mid-March, investors sought out the relative safety of such companies as pharmaceutical maker Novartis and food manufacturer Nestle. Although growth stocks later rebounded, investors' uncertainty about the direction of the global economy continued to support Switzerland's defensive shares. The general health of the Swiss economy also helped to sustain the country's equity market.

The United Kingdom. The United Kingdom has developed a modern economy based on private- and public-enterprise. The UK maintains one of the top economies of Western Europe based on services, international trade, and manufacturing. Services, particularly banking, insurance, and business services, account by far for the largest proportion of GDP. The UK's large coal, natural gas, and oil reserves and energy production also account for 10% of GDP, one of the highest shares of any industrial nation. The GNP has been growing faster than the population. Agriculture accounts for less than 2% of the GNP, yet farming is highly mechanized, and efficient by European standards, producing about 60% of the country's food needs. The chief industries are production machinery, including machine tools, electric power equipment, automation equipment, railroad equipment, shipbuilding, aircraft, motor vehicles and parts, electronics and communications equipment. The country's natural resources include metals, chemicals, coal, petroleum, paper and paper products, food processing, textiles, clothing, and other consumer goods.

Over the past two decades, the government of the U.K., a constitutional monarchy, has greatly reduced public ownership and contained the growth of social welfare programs. The government is still undecided as to whether the UK will be part of the euro system.

Over the past year and a half, economic activity grew 3% due to household consumption. Household savings declined to only 3% of disposable income in the second quarter, the lowest level since the 1980s and well below what is observed in most other European countries. Unemployment continued to decline, down to 5.3%.

During the first half of 2000, the U.K. market faced issues of "new economy" versus "old economy," on the one hand, and rising growth versus rising interest rates on the other. From the autumn of 1999 into the winter of 2000, the market rallied along with many others in Europe. Although the U.K. market does not contain as large a percentage of "new economy" stocks as some other European markets, the TMT stocks it does have contributed disproportionately large gains.

At the start of the New Year, however, the Bank of England raised interest rates. That, coupled with the pound's strength versus the euro, created a more subdued market environment in early 2000. And, as investors continued to flock to TMT stocks, markets with a greater concentration in those areas outperformed the U.K.

The U.K.'s relatively light share of TMT companies worked to its advantage over the spring and into summer, however, as investors retreated from those issues in favor of more defensive "old economy" stocks. This trend benefited the U.K.'s pharmaceutical issues, which made up just over 14% of the MSCI United Kingdom Index as of August 31, 2000.

U.K. market sentiment remained in flux in late 2000, with some expecting the U.K. economy's current rate of growth to prompt further interest rate increases.

               Real GDP Annual Rate of Growth (annual % change)

                            1995   1996   1997   1998   1999
                            ----   ----   ----   ----   ----
          Austria            1.7    2.0    1.2    2.9    2.2
          Belgium            2.5    1.0    3.5    2.7    2.5
          France             1.8    1.1    2.0    3.2    2.9

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

               Germany            1.7    0.8    1.4    2.1    1.6
               Greece             2.1    2.4    3.4    3.5    3.5
               Italy              2.9    1.1    1.8    1.5    1.4
               Netherlands        2.3    3.0    3.8    3.7    3.6
               Portugal           2.9    3.4    3.7    4.2    3.0
               Spain              2.7    2.4    3.8    4.0    3.7
               Sweden             3.7    1.1    2.0    3.0    3.8
               Switzerland        0.5    0.3    1.7    2.1    1.7
               United Kingdom     2.8    2.6    3.5    2.6    2.1

      Source:  World Economic Outlook, October 2000 (International Monetary
Fund)

Japan, the Pacific Basin, and Southeast Asia. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and Western European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic, and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious, and racial disaffection.

The economies of most Asian countries continue to depend heavily upon international trade and, accordingly, are affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, along with the reduction of foreign investment in the local economies and a general decline in the international securities markets, could have a significant adverse effect upon the economies and securities markets of the Asian countries.

The success of market reforms and a surge in infrastructure spending have fueled rapid growth in many developing Asian countries. Rapidly rising household incomes have fostered large middle classes and new waves of consumer spending. The increases in infrastructure spending and consumer spending have made domestic demand the growth engine for these countries. Thus, their growth now depends less upon exports. While exports may no longer be the sole source of growth for these developing economies, improved competitiveness in export markets has contributed to growth in many of these nations. The increased productivity of many Asian countries has enabled them to achieve, or continue, their status as top exporters while improving their national living standards.

In the fourth quarter of 1997, the Southeast Asian currency markets came under severe selling pressure from abroad, as foreign investors and speculators alike heavily sold regional currencies viewed to be overvalued. The Thai Baht was the first to come under pressure, but Indonesian, Malaysian, Phillipine, Singaporean, Taiwanese, South Korean and Hong Kong currencies were all affected. Equity and fixed income markets also faced selling pressure as foreign investors have been concerned with the overall financial prospects of the region.

Among the countries at the center of the Asian crisis, Korea and Thailand have made encouraging advances toward restoring confidence and initiating recovery, although their turnarounds remain at risk, including from the external environment. The situation in Indonesia, however, remains very difficult. Malaysia resorted to external payments controls in an effort to insulate its economy from the regional crisis. In Japan, despite substantial fiscal stimulus and new initiatives to deal with banking sector problems, significant downside risks remain. Growth in China appears to be slowing, and both the renminbi and the Hong Kong dollar have been under considerable pressure.

Australia. Australia's economy employs a market-free-enterprise structure, and its largest components are finance, manufacturing, services, and trade. Major exports are metal ores and scrap, wheat, coal, meat, and wool, principally to Japan and the United States. Major imports are machinery, miscellaneous manufactured products (textiles, paper, and nonferrous metals), transport equipment, and crude petroleum, primarily from the United States, Japan, the United Kingdom, and Germany. The GNP is increasing more rapidly than the population, and the GNP per capita is similar to other Western countries. Its chief industries are mining, industrial and transportation equipment, food processing, chemicals, and steel. Australia's natural resources include bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and petroleum.

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

Australia is a democratic, federal-state system, which recognizes the British monarch as sovereign. Australia suffered from deficits throughout the 1970s, however Government spending cuts achieved a balanced budget in 1981. Surplus budgets were achieved in the late 1980s. The principal revenue sources are excise, sales taxes, income taxes, corporate taxes, and nontax revenue. The principal expenditures are for social security and welfare, state-government transfers, health, interest on the public debt and defense.

     After a period of high growth in 1998 and 1999, the Australian economy continued to perform strongly in the first half of 2000. Real GDP grew at an annual rate of nearly 5% in the first half of 2000, averaging 4.4% growth over the last eight years. Unemployment fell to 6.25% in the third quarter of 2000 coinciding with the employment growth. Inflation rose 2 to 3%, however the underlying inflation remained constant. Consumer price inflation rose 2 to 3% largely due to higher oil prices.

Over the Fund's fiscal year ended August 31, 2000, the Australian equity market continued its transformation from a market driven by commodities to one increasingly influenced by media and telecommunications stocks. As of August 31, 2000, global media giant News Corp. accounted for approximately 20% of the MSCI Australia Index while telecommunications firm Telstra made up another 12%. Both of these stocks benefited from investors' enthusiasm for "TMT" (technology, media and telecommunications) stocks in late 1999 and early 2000. Interest in those sectors cooled in the spring of 2000. News Corp. then recovered some ground in May, having reported higher-than-expected earnings and new expansion plans, including a bid to purchase U.S. television station operator Chris-Craft. Telstra did not perform as well, due to concerns about greater competition in Australia's domestic telecommunications market.

Although the mining sector does not dominate the Australian market to quite the extent that it once did, it still had a powerful influence over the past year. Asia's economic recovery, coupled with weakness in the Australian dollar, has also improved the outlook for mining companies and other exporters.

Hong Kong. Hong Kong enjoys a well-developed free market economy highly dependent on international trade. With its limited natural resources, Hong Kong depends on the importation of food and raw materials for virtually all of its needs. Its chief industries are textiles, clothing, tourism, electronics,
plastics, toys, watches, and clocks.   Natural resources include a deepwater
harbor and feldspar.

The transfer of sovereignty from Britain to China in 1998 which created a sense of uncertainty in Hong Kong's economy, has largely been a smooth transition. Under the principle of "one country, two systems," Hong Kong is now a special administrative region (SAR) of the People's Republic of China and is empowered with a high degree of autonomy. It has retained its administrative, legislative and judicial systems. The SAR government has full control over its monetary and fiscal policies and it maintains its own customs and immigration control, separate from the mainland. Except for issues relating to national security and foreign policy, the SAR is largely run as an independent territory.

Hong Kong's economy continues to emerge from a recession that began with the Asian crisis in the second half of 1998. Deflation has been a major problem, as it has discouraged investment, postponed consumption and delayed a turnaround in the inventory cycle. Nevertheless, GDP growth seems to be recovering somewhat. Per capita GDP compares with the level in the four big countries of Western Europe. GDP growth averaged a strong 5% in 1989-97.

The Hong Kong market ran on two tracks during the Fund's fiscal year ended August 31, 2000. On one track were Hong Kong's "Old Economy" firms. Rising interest rates--a perennial thorn in the side of the Hong Kong market--weighed on financial services companies such as Hang Seng Bank, which made up nearly 10% of the MSCI Hong Kong Index as of August 31.

The performance of old economy stocks contrasted sharply with that of Hong Kong's growth oriented companies, especially in the technology, media and telecommunications sectors. Stocks such as Cable & Wireless HKT (acquired by Pacific Century Cyberworks in 2000) were lifted by positive sentiment in late 1999 and early 2000. Investors were excited by the possibility that China would liberalize its telecom and Internet-related markets, opening the way for Cable & Wireless HKT and newly public company China Telecom to build dominant positions in what is potentially the world's largest consumer market. Although, those stocks declined along with many other

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

telecom stocks worldwide in the spring and summer of 2000, their gains over the previous months served only to reinforce telecom's growing influence on the Hong Kong market.

That shift has been most evident in the transformation of Hutchison Whampoa-- which had a 28% weighting in the MSCI Index as of August 31. The company's property business has gradually been overshadowed by its expansion into the telecom field.

With a concentration in telecom rapidly replacing its former concentration in real estate, Hong Kong's new diversification has not led to a significant decline in volatility. The market enjoyed a good economic backdrop during the first half of 2000, with strong trade flows, very robust GDP growth and lower unemployment.

Indonesia. Indonesia has played a modest role in a world economy that is largely based on services and light agriculture. The country is a major exporter of petroleum, natural gas, and tin. The chief industries include petroleum and natural gas, textiles, apparel and footwear, mining, cement, chemical fertilizers, plywood, rubber, food, and tourism. The natural resources include petroleum, tin, natural gas, nickel, timber, bauxite, copper, fertile soils, coal, gold, and silver.

Indonesia's government employs a fiscal policy which became expansionary in the second half of 1998 and into 1999, with higher expenditure budgeted to strengthen the social safety net. However, actual realized spending fell short of the target, partly due to delays in implementing the private bank recapitalization program. Costs of a much-needed bank restructuring are currently at about 3% of GDP. Government bonds are to be issued to finance the cost of bank recapitalization. Government debt is high, at an estimated 100% of GDP in the current fiscal year. The government hopes to bring this down to 60% in five years.

By following a tight monetary policy, the government reduced inflation from over 70% in 1998 to 2% in 1999. Although interest rates spiked as high as 70% in 199_ in response to the monetary contraction, they fell rapidly to the 10% to 15% range in 199_. If foreign capital ceases to flow in, Indonesia would have difficulties servicing its external debt, which is estimated to be around US$150 billion. Without foreign capital, Indonesia's economic recovery is in jeopardy.

Indonesia produces 2% of the world's total oil output. Revenues derived from oil and gas production have been a major source of income for the country. However, the trade balance of oil and gas slipped to a deficit in July, for the first time since October 1983 when the data first became available. Indonesia is a net oil exporter. If rising oil prices fail to generate a surplus on the external account, the chances of the country sustaining its economic recovery will be reduced. Non-oil and gas exports have been disappointing. Lack of funding and concerns over political and social stability have constrained growth. In contrast, the volume of non-oil/gas imports has improved since the beginning of the 2000.

Japan. Japan maintains a market economy based on manufacturing and services. Japan is viewed as the second most technologically powerful economy in the world after the US and the third largest economy in the world after the US and China. Japan's GNP per capita is among the highest in the world. Its chief industries are among the world's largest and it is one of the most technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles and processed foods. Japan's natural resources include negligible mineral resources and fish.

Japan's government, a constitutional monarchy, employs a loose monetary policy. The Bank of Japan is expected to maintain its zero interest rate policy until signs of self-sustaining recovery emerge. The government is attempting to maintain the momentum for reform, which will be important for longer term growth. One notable characteristic of the economy is the working together of manufacturers, suppliers, and distributors in closely-knit groups called keiretsu. A second basic feature has been the guarantee of lifetime employment for a substantial portion of the urban labor force.

Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan subsidizes its agricultural industry since only 19% of its land is suitable for cultivation. It is only 50% self-sufficient in food production. Accordingly, it is highly dependent on large imports of wheat, sorghum and soybeans. In addition, industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the United States. Some trade agreements have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative effect. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

Despite growth problems, the Japanese economy maintains several strengths. The manufacturing sector includes some of the world's most innovative companies in the electronics and precision machinery areas, along with world leaders in automotive and machinery industries. Educational achievement levels are high in comparison with other developed nations. Public sector infrastructure is also extremely well developed.

The economy grew 4.5% in the first half of 2000, which was stronger than expected, led by business investment and surprisingly robust private consumption. Export growth was also strong but has been erratic.

The Japanese market did benefit for a time from the strength of "new economy" stocks. Companies such as NTT and Sony attracted investors during late 1999 and early 2000. Those stocks subsequently lost ground during the spring's tech and telecom downturn.

Malaysia. Malaysia has a medium-sized, export-oriented economy that has developed rapidly from an agriculture-based economy to one dominated by intermediate manufacturing over the past twenty years. The GNP is growing more rapidly than the population; the GNP per capita is the third highest in Southeast Asia. Its chief industries are rubber and oil palm processing and manufacturing, light manufacturing industry, electronics, tin mining and smelting, logging and processing timber, logging, petroleum production, agriculture processing, petroleum production and refining. Malaysia's natural resources include tin, petroleum, timber, copper, iron ore, natural gas, and bauxite.

Malaysia's government, a constitutional monarchy, enjoyed strong economic performance in the 1980s and most of the 1990s. The government retains a high degree of involvement in the economy, although during the past few years it has employed less intervention. In order to counter the impact of the Asian financial crises, the government imposed stringent capital controls in September 1998. These have been relaxed over time.

Unlike other Asian markets, the MSCI Malaysia (Free) Index posted a flat performance in the late months of 1999. The market's large share of "Old Economy" firms, such as banks and electric utilities, meant that it was on the losing end of a global rally in "New Economy" stocks.

That changed dramatically in the first half of 2000. Attracted by strength at both the corporate and economic levels, as well as seemingly greater political stability, investors drove up the Malaysian market sharply. Malaysia's reinstatement in the MSCI Emerging Markets Indices as of May 2000 encouraged foreign investors to revisit the market, after having pulled out en masse after the government relaxed capital controls in 1999.

Rising interest rates later took some of the wind out of the rally, but investors continued to be encouraged by Malaysia's economic strength. The country's GDP grew at a rate of 8.2% in the third quarter of 1999 and 10.6% in the fourth quarter.

New Zealand. New Zealand has been predominantly agricultural based country. However, since 1984, the government has been moving its country to become more industrialized. This transition has brought about increased incomes and technological advances. Inflation continues to be one of the lowest among developed countires. New Zealand's GDP per capita is stated to be comparable to other larger West European countries. It's growth however, remains dependent on the economic well being of Asia, Europe, and the US. In 1998, the economy fell into recession due to the Asian economic "crisis" and summer drought. Since then, however, the economy has recovered and started growing 3.5% for the year ended December 1999. The economy continues to experience increased growth and the prospect for continued growth remains strong.

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It's constitution is not a single formal document but contains various acts from
UK and New Zealand Parliaments. Its legal system is based on English law. Government is parlimentary domocratic.

New Zealand's primary exports include forestry and mining. Commodity exports and manufacturing continues to grow. Over the past 15 years, in an effort to grow its economy and create open chanels, New Zealand has evolved to be one of the most deregulated countries.

Since 1995, New Zealand's current account deficits has been over 5% of GDP. The primary payments have been to non-residents who have accumulated direct investment in New Zealand. The trade balance has been running a surplus.

In November 1999, the Labour-Alliance Coalition Government was elected to help New Zealand become an economy with a foundation in high skills, employment and value-added production.


Singapore. Singapore has a highly developed economy with strong service and manufacturing sectors. Singapore benefits from being located at the crossroads of international trade routes. Singapore enjoys one of the highest gross national products (GNP) in the Southeast region. It has generally maintained strong GDP growth. Its chief industries are electronics, financial services, oil drilling equipment, petroleum refining, rubber processing and rubber products, processed food and beverages, ship repair, trade, and biotechnology. Singapore's natural resources include fish and deepwater ports.

Singapore's government, a parliamentary republic, has followed an interventionist economic policy with respect to its individual industries. To instill faith in its interventionist policies, the government has sought to maintain economic stability. The taxes are relatively high but rates are stable. Monetary policy has aimed at keeping inflation low by using the exchange rate as the main instrument. Labor market pressure has been controlled by setting limits on the percentage of foreign labor employed and applying a levy on employers of foreign labor. In addition, the government, recognizing that land use is a constraint on growth, has sought to make existing land use more efficient.

Due to globalization, the country is looking to become the region's financial and high-tech hub. Singapore has become a high-income, highly industrialized country though rapid growth in its manufacturing sector due largely to significant foreign investment. Of particular importance is the electronics industry where Singapore is the leading producer of disk drives. The financial and business services sector has also experienced recent growth, while the mining and agriculture sectors are of minimal importance.

Singapore's equity market experienced periods of steep rises and sharp declines during the Fund's fiscal year ended August 31, 2000. Growing demand in Asia and around the world helped lift Singapore's export driven economy at the end of 1999. The country's electronics and chemical manufacturing sectors were especially strong. Investors were also encouraged by the policies the Singapore government had put in place to steer the economy through Asia's economic crisis and encourage the growth of a "homegrown" technology sector.

However, Singapore's equity market deflated considerably during the period. Rising interest rates pressured banks (which made up 33.5% of the MSCI Singapore Index as of August 31, 2000), other financial services and property-related stocks. In addition, the news that Nokia and several high profile telecommunications companies were expecting their growth to slow weighed on Singapore's large contingent of contract manufacturers over the summer of 2000. Profit-taking and rotation into other markets in the region also drew capital from the market over the second half of the Fund's fiscal year.

South Korea. South Korea's economy has recorded a tremendous amount of economic prosperity in recent decades. South Korea has transformed itself from a poor, agrarian society to one of the world's most highly industrialized nations. Today its GDP per capita is seven times India's, 13 times North Korea's, and comparable to the lesser economies of the European Union. Its chief industries are electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. South Korean's natural resources include coal, tungsten, graphite, molybdenum, lead, and hydropower potential.

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

South Korea's republican form of government achieved the economic comeback by exercising strong controls on industrial development, giving most support to the large-scale projects of the emerging giant corporate conglomerates. The government promoted the import of raw materials and technology at the expense of consumer goods and encouraged savings and investment over consumption.

The South Korean equity market was volatile during the period from May 12, 2000 (the inception date for the iShares MSCI Korea Index Fund) through August 31, 2000. Market sentiment was relatively poor as the reporting period began, due largely to a liquidity crisis at Hyundai, South Korea's largest conglomerate. The company's apparent reluctance to unwind its web of cross shareholdings and reduce its debt led investors to sell off shares of Hyundai as well as other industrial groups on and off until mid-August, when Hyundai finally announced a restructuring plan.

Shares of Samsung Electronics were also intermittently depressed by weakening sentiment toward technology and telecommunications-related stocks early in the summer of 2000. That trend also weighed on SK Telecom, the nation's biggest telephone company and third-largest stock in the MSCI South Korea Index as of March 31. Sentiment toward the telecom and tech sector improved in August, however, helping to lift both stocks.

In contrast to the somewhat uncertain economic environment, South Korea's political situation showed progress over the summer. The summit between South Korean President Kim Dae-jung and North Korean leader Kim Jong-il in mid-June helped buoy the equity market. Although the two countries' relationship remains tenuous, investors have been encouraged by the rapprochement and its potential to lessen the political risk long associated with the South Korean government.

Taiwan. Taiwan has a prosperous capitalist economy with gradually decreasing government intervention. Government authorities are privatizing banks and foreign trade. The gross national product has increased rapidly in the last couple of years. Per capita product and personal income is growing more rapidly than the population. Taiwan's chief industries are electronics, petroleum refining, chemicals, textiles, iron and steel, machinery, cement, and food processing. Their natural resources include small deposits of coal, natural gas, limestone, marble, and asbestos.

Taiwan's government, a multiparty democratic regime headed by a popularly elected president retains considerable control over key segments of the economy, but is beginning to relax control over these areas. The Central Bank has maintained an eased monetary policy in recent times and this has not fueled inflation. The New Taiwan dollar has strengthened against the US dollar. The government has tightened controls on the foreign-exchange market to ease the budget deficit.

To a large extent, the performance of Taiwan's equity market over the reporting period reflected shifting sentiment toward the Electronic Components sector:
Instruments, which includes the semi conductor industry. This sector comprised 52.8% of the MSCI Taiwan Index as of August 31, 2000. The segment was under a cloud for much of the summer. One issue was slower-than-expected sales of cellular-telephone handsets, which had been a voracious source of demand for chips.

The election of Chen Shui-bian to Taiwan's presidency also weighed on the market in early summer. China warned that any moves by Taiwan to declare independence could spark hostilities between the two nations. But the president's conciliatory gestures helped to defuse tension and create a more positive backdrop for the equity market.

The market remained volatile in July, but began to recover in August, when sentiment toward the semiconductor industry improved and helped to lift the overall market. Shares of Taiwan Semiconductor, the largest stock in the MSCI Taiwan Index were also bolstered by news that the company's first-half profits had surged 133% on a year-over-year basis. The market also became more settled as tensions between China and Taiwan cooled.

Thailand. Thailand is a market economy primarily based on services and agriculture. The GNP has been increasing rapidly in the last couple of years. Manufacturing accounts for one fourth of the GDP but employ only one-tenth of the work force. Thailand's chief industries are tourism, textiles and garments, agricultural processing, beverages, tobacco, cement, light manufacturing, such as jewelry, electric appliances and components, computers and parts,

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

integrated circuits, furniture, plastics and Thailand is the world's second-largest producer of tungsten and tin producer. The country's natural resources include tin, rubber, natural gas, tungsten, tantalum, timber, lead, fish, gypsum, lignite, fluorite, and arable land.

Since the government introduced a fiscal package that includes cuts to the value-added tax and energy prices, year-on-year inflation began to turn into deflation. From growth of 2.7% in the first quarter of 1999, the CPI slipped to 0.4% in the second quarter and to -1.1% in the first two months of the third quarter. Month-on-month price changes have showed two months of increase, indicating that inflation has begun to gain momentum. While world interest rates are heading higher, the Thai government continues to keep rates low to stimulate demand. The official discount rate fell from 12.5% at the beginning of 1999 to 4% in fall 1999. Banks' lending and deposit rates are at a decade low.

The government is taking the lead to revive the Thai economy. Fiscal measures that began in the second quarter of 1999 resulted in 41.3% year-on-year growth in public spending that quarter. Compared with a mere 6.2% growth in the first quarter of 1999, the increase is significant.

                Real GDP Annual Rate of Growth (annual % change)

                                   1995    1996    1997    1998    1999
                                   ----    ----    ----    ----    ----
                    Australia       4.4     4.0     3.9     5.2     4.4
                    Hong Kong       3.9     4.5     5.0    -5.1     2.9
                    Indonesia       8.2     8.0     4.5   -13.0     0.3
                    Japan           1.5     5.0     1.6    -2.5     0.2
                    Malaysia        9.8    10.0     7.3    -7.4     5.6
                    New Zealand     5.3     4.1     3.0     1.9     0.4
                    Singapore       8.0     7.5     8.4     0.4     5.4
                    South Korea     8.9     6.8     5.0    -6.7    10.7
                    Taiwan          6.0     5.7     6.8     4.7     5.7
                    Thailand        8.9     5.9    -1.7   -10.2     4.2

  Source:  World Economic Outlook, October 2000 (International Monetary Fund)

Brazil. Brazil is the world's ninth largest economy, characterized by large agricultural, mining, manufacturing and services sectors. Manufacturing is the dominant industrial sector, generating 24% of GDP, followed by agriculture at 12%; and services at 55% of GDP. Industrial capacity is concentrated in the southeast. Brazil is the only South American country where elaborately transformed manufactured goods lead the export mix. The country's main export in 1999 was transport equipment and parts (including both vehicle and aircraft). Other major exports are soy products, metallurgic and chemical products, iron ore and coffee. Its chief industries include textiles, shoes, chemicals, cement, lumber, iron ore, tin, steel, aircraft, motor vehicles and parts, other machinery and equipment. Some of its natural resources are bauxite, gold, iron ore, manganese, nickel, phosphates, platinum, tin, uranium, petroleum, hydropower, and timber.

Brazil's government, a federal republic, implements free-enterprise policies, although petroleum and natural gas exploration, production, and refining are under the government monopoly, Petroleo Brasileiro, S.A. (Petrobras). The government also has a majority interest in companies in certain other industries, such as the automobile, shipbuilding, aircraft, and microelectronics industries. Economic development has been focused on developing industries, yet this has led to budgetary deficits.

The Brazilian market was fairly volatile from July 11 (the inception of the iShares MSCI Brazil Index Fund) through August 31, 2000. In July and early August, the market was affected by a number of factors, including low trading volumes and weakness in the US market.

The market's performance improved later in August, however. One of the strongest performers in the MSCI Brazil (Free) Index was Petrobras, currently the largest and most liquid stock in Brazil. Petrobras has benefited from several trends, especially higher prices for crude oil (which has resulted in record profits for the company), optimism over the company's global share offering, and general euphoria about the strength of Brazil's economy. As a

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testament to Petrobras' success, the company had a successful $4.1 billion equity offering of ordinary shares in mid-August, the largest in Latin American history. That same optimism helped to lift other liquid stocks in the country's banking and telecommunications sectors. Investors also raised their exposure to Petrobras prior to a reconstitution of Brazil's stock indexes, which gave even greater prominence to the company. One of the stocks on the losing end of that trend was Eletrobras, the Brazilian market's third-largest stock in the MSCI Index at the end of August. The MSCI index reshuffling reduced Eletrobras' representation, while putting more emphasis on such companies as cable-television provider Globo Cabo and aerospace company Embraer.

A select group of Brazilian stocks also benefited from good news on the privatization front over July and August. Investors boosted shares of banking company Banespa, for example, after a court decision cleared the way for its postponed privatization to get back on track. Like the market's other financial services companies, Banespa also benefited from the central bank's decision to lower the key Selic interest rate to its lowest level in six years.

          Brazilian Real GDP Annual Rate of Growth (annual % change)

                                 1999      1.0
                                 1998     -0.1
                                 1997      3.6
                                 1996      2.7
                                 1995      4.2

  Source:  World Economic Outlook, October 2000 (International Monetary Fund)

Canada. Canada is an affluent, free-market based economy reliant on its high-tech industrial sectors. Canada closely resembles the US in its market-oriented economic system, pattern of production, and high living standards. Canada demonstrated impressive growth in the manufacturing, mining, and service sectors that transformed the nation from a largely rural economy into one that is primarily industrial and urban. Its chief industries are processed and unprocessed minerals, food products, wood and paper products, transportation equipment, telecommunications, chemicals, fish products, petroleum and natural gas. The country's natural resources are iron ore, nickel, zinc, copper, gold, lead, molybdenum, potash, silver, fish, timber, wildlife, coal, petroleum, natural gas, and hydropower.

Canada's government, a confederation with a parliamentary democracy is oriented towards the private sector, with only a few enterprises such as the postal services and electric utilities being publicly owned. Canada is one of the world's largest trading nations with exports of goods and services comprising over 40% of GDP. Canada is also a major exporter of motor vehicles and parts, pulp and paper, timber, wheat, base metals, coal and fish.

The Canadian economy performed well in the first half of 2000, with real GDP expanding at an annual rate of 5%. Growth was evenly balanced between the exports and business fixed investment. Unemployment rose from its low of just over 6.5% reached in the middle of the year. Combined with rising labor-force participation, slower employment growth has caused the unemployment rate to edge up from its low of just over 6.5% reached in the middle of the year.

Over the Fund's fiscal year ended August 31, 2000, the Canadian equity market reflected in large part the performance of one stock, Nortel Networks. As of August 31, 2000, Nortel made up almost 41% of the MSCI Canada Index. Moreover, Nortel's influence continued to rise with the price of its shares. Like other telecommunications companies, Nortel benefited from the rally of "new economy" stocks. Nortel has been aggressively expanding into the Internet-access and optical-networking businesses with a string of recent acquisitions. During the spring, however, Nortel gave back some of its gains, along with other telecommunications and technology-related stocks. It quickly recovered, and ended the reporting period with a gain of close to 300%. It has since fallen sharply.

Like Nortel, the media conglomerate Seagram also benefited from investors' enthusiasm for TMT stocks. Although it, too, weakened over the spring, Seagram's shares later rebounded. In June, it agreed to merge with the French firm Vivendi to form the world's second-largest media company.

Other sectors of the Canadian equity market were also strong in 2000. Shares of energy companies rose on higher crude oil prices and, like commodity producers in general, continued to benefit from accelerating global growth and a stabilization of the Canadian dollar.

           Canadian Real GDP Annual Rate of Growth (annual % change)

                                 1999      4.5
                                 1998      3.3
                                 1997      4.4
                                 1996      1.5
                                 1995      2.8

  Source:  World Economic Outlook, October 2000 (International Monetary Fund)

Mexico. Mexico has a free market economy with a combination of private, state and mixture-capital enterprises. The GNP per capita increased more than one and a half times between 1960 and 1980. Given very rapid population growth during the same period, the nation's economic growth has been impressive, with an average annual rate of nearly 7%. Services account for almost 50% of the total gross domestic product, manufacturing about 25%, and agriculture about 10%. Its chief industries are food and beverages, tobacco, chemicals, iron and steel, petroleum, mining, textiles, clothing, motor vehicles, consumer durables, and tourism. Natural resources include petroleum, silver, copper, gold, lead, zinc, natural gas, and timber.

One of the most significant recent changes in Mexican economic policy has been in the area of privatization. In the last twenty years, the number of state-owned enterprises in Mexico has fallen from more than 1,000 in 1982 to fewer than 200 in 1998. Real growth output reached 8.5 % in the first half of 2000, due to an increase in exports with the United States and a strong domestic economy. In September, the consumer price index fell to 8.8%, while underlying inflation moved below that rate. Short-term interest rates declined in late 1999 and early 2000, partly as a result of central bank action.

Since NAFTA was implemented, Mexico's trade with the US and Canada has nearly doubled. The United States accounts for about 80% of Mexico's total trade. Mexico is also pursuing additional trade agreements with Latin America.

The Mexican equity market was driven by a number of favorable trends over the Fund's fiscal year ended August 31, 2000.

The global rush for telecommunications stocks extended to Telefonos de Mexico ("Telmex"), which, at 34.2% of the MSCI Mexico (Free) Index on August 31, 2000, is Mexico's most important stock. That rally lasted until the end of 1999. In January, however, Mexican equities weakened as U.S. interest rates rose. Then in March Telmex shares came under pressure from higher U.S. interest rates, like telecommunications stocks everywhere.

That decline was offset by news that Moody's Investors Service had upgraded Mexico's sovereign debt to investment-grade status. The Mexican market also benefited from higher prices for crude oil, a key export. Over the spring of 2000, however, the market continued to drop. Telmex shares in the MSCI Index, declined when the company reported lower-than-expected earnings and got involved in diplomatic wrangling with U.S. trade representatives over deregulation of Mexico's domestic telecom market.

Overall, however, the Mexican market was supported by very favorable macroeconomic and political developments over the summer. Investors reacted very positively to the election of opposition candidate Vicente Fox in early July. His election brought an end to more than 70 years of uninterrupted rule by the Institutional Revolutionary Party. The following month brought news that Mexico had prepaid its $3.2 billion debt to the IMF. Many investors viewed this development as a very positive sign of Mexico's economic health.

           Mexican Real GDP Annual Rate of Growth (annual % change)

                                 1999      3.5
                                 1998      4.9
                                 1997      6.8
                                 1996      5.2
                                 1995     -6.2

  Source:  World Economic Outlook, October 2000 (International Monetary Fund)

South Africa. South Africa is a developing country with an abundant supply of resources. The economy is a combination of private, state, and mixed-capital enterprises. Its chief industries are mining (it is the world's largest producer of platinum, gold and chromium), automobile assembly, metalworking, machinery, textile, iron and steel, chemicals, fertilizer, and foodstuffs. Economically, it accounts for less than 1% of world GDP and less than 2% of global exports, and is seen as driven by political instability and conflict. It is also one of the most heavily indebted regions of the world. South Africa's natural resources include gold, chromium, antimony, coal, iron ore, manganese, nickel, phosphates, tin, uranium, gem diamonds, platinum, copper, vanadium, salt, and natural gas.

South African's republican form of government has been attempting to shift towards private sector development strategies. As a result, the potential for private sector activities has improved enormously. The region now attracts more than 20% of foreign investment linked to privatization activities rather than the 5% of some six years ago. The government industry programs are starting to respond to market conditions: price controls have been abolished; trade has been liberalized along with foreign exchange and interest rates; inflation and interest rates have dropped dramatically; and GDP is up 60%.

        South African Real GDP Annual Rate of Growth (annual % change)
                                 1999      1.2
                                 1998      0.6
                                 1997      2.5
                                 1996      4.2
                                 1995      3.1

  Source:  World Economic Outlook, October 2000 (International Monetary Fund)

Turkey. Turkey's economy is a combination of state and private enterprise. The economy has moved from primarily agricultural to predominately industrial in recent years. Turkey's chief industries are textiles, food processing, autos, mining (coal, chromate, copper, boron), steel, petroleum, construction, lumber, and paper. Turkey's natural resources include antimony, coal, chromium, mercury, copper, borate, sulfur, iron ore, arable land, and hydropower.

Turkey, a republican parliamentary democracy, is moving away from government intervention. The Turkish government is attempting to privatize companies and businesses. They have expanded competition in seaports, railroads, telecommunications, natural gas distribution and airports. Its most important industry - and largest exporter - is textiles and clothing, which is almost entirely in private hands. Erratic economic growth and serious imbalances have marked the economic situation in recent years.

Real GDP grew by nearly 6% in the first half of 2000, reflecting a strong recovery of both investment and consumption. A fall in interest rates contributed to this recovery as well the announcement in late 1999 of a three-year stabilization program. The program is aimed to improve the budget, privatize state-owned enterprise and liberalize the markets.

Turkish accounting, financial and other reporting standards are extremely limited compared to United States standards. Under Turkish practice, material disclosures generally are not made by, and little information is available about, Turkish companies. Turkish companies do not have continuous disclosure obligations other than the recent requirement that companies listed on the Turkish exchange publish annual audited financial statements (which are not prepared in accordance with generally accepted accounting principles and are not adjusted to reflect the impact of inflation). Also, there is a low level of regulation of the markets for Turkish securities and the activities of investors in such markets, and enforcement of regulatory provisions, which exist, has been extremely limited. There are no prohibitions against broker-dealers trading for their own account ahead of their customers or other conflict of interest practices with respect to securities transactions and currently no prohibitions against insider trading.

           Turkish Real GDP Annual Rate of Growth (annual % change)

                                 1999     -5.0
                                 1998      3.1
                                 1997      7.6
                                 1996      6.9
                                 1995      8.1

  Source:  World Economic Outlook, October 2000 (International Monetary Fund)

The United States. The US is the world's largest economy, leading trading nation, leading military power, and primary source of technological innovation. In this market-oriented economy, private individuals and business firms make most of the decisions, and government buys needed goods and services predominantly in the private marketplace. US business firms enjoy considerably greater flexibility than their counterparts in Western Europe and Japan in decisions to expand capital plant, lay off surplus workers, and develop new products. Its chief industries are technology, petroleum, steel, motor vehicles, aerospace, telecommunications, chemicals, electronics, food processing, consumer goods, lumber, and mining. The United States also has natural resources including coal, copper, lead, molybdenum, phosphates, uranium, bauxite, gold, iron, mercury, nickel, potash, silver, tungsten, zinc, petroleum, natural gas, and timber.

The United States employing a republican form of government promotes a capitalist form of economy. Recently, GDP has grown in the US at a rate of 3.9% in both 1997 and 1998, while inflation, measured by the Consumer Price Index, grew by 2.3% in 1997 and 1.5% in 1998. Meanwhile, U.S. economic expansion in the 1990s led to the first US federal government surplus in decades: 0.8% of GDP in 1998. The federal budget deficit had already begun to show signs of turning in 1997, when it was reduced to -0.3%. The Federal Reserve's monetary policy continued to be favorable to economic expansion in recent years, as the Federal Funds Rate was 5.5% in 1997 and 4.75% in 1998.

At the same time, US businesses face higher barriers to entry in their rivals' home markets than the barriers to entry of foreign firms in US markets. US firms are at or near the forefront in technological advances, especially in computers and in medical, aerospace, and military equipment, although their advantage has narrowed since the end of World War II.

The United States economy has grown consistently in the 1990s, while inflation has been kept to favorable levels in the last two years.


        United States Real GDP Annual Rate of Growth (annual % change)

                                 1999      4.2
                                 1998      4.4
                                 1997      4.4
                                 1996      3.6
                                 1995      2.7

  Source:  World Economic Outlook, October 2000 (International Monetary Fund)

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

                                THE MSCI INDICES

In General. The Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI Indices to Morgan Stanley Capital International Inc. ("MSCI"), a Delaware corporation of which MSDW is the majority owner. The MSCI Indices have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all indices, developed and emerging.

MSCI Indices are notable for the depth and breadth of their coverage. MSCI generally seeks to have 85% of the free float-adjusted market capitalization of a country's stock market reflected in the MSCI Index for such country. . On May 19, 2001, MSCI published index constituents and their Inclusion Factors based on the enhanced methodology. They will begin calculating a provisional index series on May 31, 2001. In the first phase, effective as of the close of November 30, 2001, MSCI will implement approximately half of the change resulting from the free float adjustment for all existing index constituents and, simultaneously, include all the new constituents resulting from the increase in coverage to 85% at approximately half of their free float-adjusted market capitalization. The remaining adjustments to fully implement the enhanced methodology will take place in the second phase, effective as of the close of May 31, 2002. Given trends such as increased market concentration, the increase in coverage will provide greater diversification and representation of market opportunities. The MSCI Indices seek to balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

Weighting. Effective November 30, 2001, all single-country MSCI Indices will be free-float weighted, i.e., companies will be included in the indices at the value of their free public float (free float, multipled by price). MSCI defines "free float" as total shares excluding shares held by strategic investors such as governments, corporations, controlling shareholders and management, and shares subject to foreign ownership restrictions.

MSCI calculates two indices in some countries in order to address the issue of restrictions on foreign ownership in such countries. The additional indices are called "free" indices, and they exclude companies and share classes not purchasable by foreigners. Free indices are currently calculated for regional and international indices which include such markets.

Regional Weights. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is also critical to the calculation of certain combined developed and emerging market indices published by MSCI.

Selection Criteria

To construct relevant and accurate equity indices for the global institutional investor under the Enhanced Methodology, MSCI undertakes an index construction process, which involves: (i) Defining the equity universe, (ii) Adjusting the total market capitalization of all securities in the universe for free float available to foreign investors. (iii) Classifying the universe of securities under the Global Industry Classification Standard (GICS).and (iv) Selecting securities for inclusion according to MSCI's index construction rules and guidelines.

Defining the Universe. The index construction process starts at the country level, with the identification of the universe of investment opportunities. Currently, MSCI creates equity indices for 51 country markets globally. MSCI classifies each company and its securities in one and only one country. This allows securities to be sorted distinctly by their respective countries. In general, companies and their respective securities are classified as belonging to the country in which they are incorporated. All listed equity securities, or listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the

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

universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe. About 99% of the world's total equity market capitalization is included in the MSCI universe.

Adjusting the Total Market Capitalization of Securities in the Universe for Free Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe. The process of free float adjusting market capitalization involves (i) Defining and estimating the free float available to foreign investors for each security, using MSCI's definition of free float (ii) Assigning a free float-adjustment factor to each security.and (iii) Calculating the free float-adjusted market capitalization of each security.

Classifying Securities Under the Global Industry Classification Standard (GICS). In addition to the free float-adjustment of market capitalization, all securities in the universe are assigned to the industry that best describes their business activities. To this end, MSCI has designed, in conjunction with Standard & Poor's, the Global Industry Classification Standard (GICS). This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI's objective of reflecting broad and fair industry representation in its indices.

Selecting Securities for Index Inclusion. In order to ensure a broad and fair representation in the indices of the diversity of business activities in the universe, MSCI follows a "bottom-up" approach to index construction, building indices from the industry group level up. The bottom-up approach to index construction requires a thorough analysis and understanding of the characteristics of the universe. This analysis drives the individual security selection decisions, which aim to reflect the overall features of the universe in the country index. MSCI targets an 85% free float-adjusted market representation level within each industry group, within each country. The security selection process within each industry group is based on the careful analysis of: (i) Each company's business activities and the diversification that its securities would bring to the index. (ii) The size (based on free float-adjusted market capitalization) and liquidity of securities. All else being equal, MSCI targets for inclusion the most sizable and liquid securities in an industry group. In addition, securities that do not meet the minimum size guidelines discussed below and/or securities with inadequate liquidity are not considered for inclusion. (iii) The estimated free float for the company and its individual share classes. Only securities of companies with estimated free float greater than 15% are, in general, considered for inclusion.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) Strategic and other shareholdings not considered part of available free float. (ii) Limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's Inclusion
Factor is equal to its estimated free flat rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. Securities of companies with an overall free float of less than 15% across all share classes are generally not eligible for inclusion. Exceptions to this general rule are made only in significant cases, where not including a security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market.

Price and Exchange Rates.

Prices. Prices used to calculate the MSCI Indices are the official exchange closing prices. All prices are taken from the dominant exchange in each market. In countries where there are foreign ownership limits, MSCI uses the price quoted on the official exchange, regardless of whether the limit has been reached.

Exchange Rates. MSCI uses WM/Reuters Closing Spot Rates for all developed and emerging markets. The WM/Reuters Closing Spot Rates were established by a committee of investment managers and data providers, including MSCI, whose object was to standardize exchange rates used by the investment community. Exchange rates are taken daily at 4 p.m. London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4 PM. WM/Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM/Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indices. Under the Enhanced Methodology, the MSCI Equity Indices are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the indices, emphasis is also placed on their continuity and on minimizing turnover in the indices. MSCI classifies index maintenance in two broad categories: (i) Index rebalancing and (ii) Market driven changes and corporate events.

The index rebalancing process is designed to ensure that the indices continue to be an accurate reflection of an evolving marketplace. The evolution may be due, for example, to a change in the composition or structure of an industry or other developments, including regular updates in shareholder information used in the estimation of free float. During the examination of a country index at a quarterly index rebalancing, the free float-adjusted market capitalization and representation of each industry group in the index is measured against the underlying market. A complete or partial index rebalancing, which will result in additions and deletions, for a country may be necessary if one or more industry groups have become significantly over- or under-represented.

Index rebalancing for each MSCI Country Index generally takes place every 12 to 18 months. Individual country index rebalancing for MSCI Country Indices usually occurs on only four dates throughout the year: as of the close of the last business day of February, May, August and November. MSCI Index additions and deletions due to quarterly index rebalancings are announced at least two weeks in advance.

New Issues. In general, newly listed equity securities available to foreign investors would be considered for inclusion in the MSCI Indices, according to MSCI's Enhanced Methodology index rules and guidelines, at the time of the quarterly index rebalancing for the country. However, for new issues that are significant in size and meet all the MSCI inclusion criteria, an early inclusion, outside of the quarterly index rebalancing, may be considered.

MSCI may decide not to include a large new issue even in the normal process of restructuring, and in spite of its substantial size and liquidity.

Index Rebalancing Deletions. During an index rebalancing, securities may be deleted from a country index for a variety of reasons, including significant decreases in free float-adjusted market capitalization, significant deterioration in liquidity, changes in industry classification, decreases in free float, more restrictive Foreign Ownership Limits (FOLs), and availability of a better industry representative. In assessing deletions, it is important to emphasize that indices must represent the full-investment cycle, including bull as well as bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalizations, and/or declining liquidity, and yet not be deleted because they continue to be good representatives of their industry group.


INVESTMENT LIMITATIONS

The Company has adopted the following investment restrictions as fundamental policies with respect to each Index Fund. These restrictions cannot be changed with respect to an Index Fund without the approval of the holders of a majority of such Index Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of an Index Fund means the vote, at an annual or a special meeting of the security holders of the Company, of the lesser of (1) 67% or more of the voting securities of the Index Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Index Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Index Fund. An Index Fund may not:

     1.  Change its investment objective;

     2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that an Index Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

     3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33% of the value of the Index Fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Index Fund will not purchase securities while borrowings in excess of 5% of the Index Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

     4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Index Fund's assets);

     5. Purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer (Prior to the commencement of sales of shares of the iShares MSCI Pacific ex-Japan Index Fund to the public, the initial shareholder of that Index Fund voted to delete this restriction contingent upon that deletion being approved by the shareholders of at least one of the other Index Funds of the Company at a special meeting scheduled to be held on December 19, 2001);

     6. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but an Index Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

     7. Act as an underwriter of securities of other issuers, except to the extent the Index Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

     8. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that an Index Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

     9.  Sell securities short; or

     10. Invest in commodities or commodity contracts, except that an Index Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

Industry concentration. With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, an Index Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Index Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Index Fund, the Index Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Index Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. An Index Fund may not concentrate its investments except as discussed above. This policy is a fundamental investment policy and may not be changed without the approval of a majority (as defined in the Investment Company Act of 1940) of an Index Fund's shareholders.

As of November 30, 2000, as a result of this policy with respect to industry concentration, the following Index Funds were concentrated (that is, invested 25% or more of the value of their assets) in the specified industries:

     iShares MSCI Index Fund                   Industry or Industries
     ---------------------------------------------------------------------------
     Austria                                Banks
     Canada                                 Communications Equipment
     Hong Kong                              Diversified Financials
     Italy                                  Telecommunication Services
     Singapore                              Banks
     Sweden                                 Communications Equipment
     Switzerland                            Pharmaceuticals
     Taiwan                                 Semiconductor Equipment & Products

As of September 30, 2001, the benchmark MSCI Index for the iShares MSCI Pacific ex-Japan Index Fund was concentrated in the banking industry. Accordingly, the iShares MSCI Pacific ex-Japan Index Fund would have been concentrated in the banking industry if it had commenced operations on or before that date.

Prior to the commencement of sales of shares of the iShares MSCI Pacific ex-Japan Index Fund to the public, the initial shareholder of that Index Fund voted to approve a change in the above industry concentration policy contingent upon that change in the concentration policy being approved by the shareholders of at least one of the other Index Funds of the Company at a special meeting scheduled to be held on December 19, 2001. As changed, the concentration policy will be as follows:

The iShares MSCI Pacific ex-Japan Index Fund will concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Index Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that the Index Fund will comply with the diversification requirements applicable to regulated investment companies of the Internal Revenue Code, any underlying Treasury regulations or any successor provision.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Index Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. An Index Fund will not:

     1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Company may vote the investment securities owned by each Index Fund in accordance with its views; or

     2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Index Fund has valued the investment.

For purposes of the percentage limitation on each Index Fund's investments in illiquid securities, with respect to each Index Fund, foreign equity securities, though not registered under the Securities Act of 1933 (the "Securities Act"), are not deemed illiquid if they are otherwise readily marketable. Such securities ordinarily are considered to be "readily marketable" if they are traded on an exchange or other organized market and are not legally restricted from sale by the Index Fund. The Advisor monitors the liquidity of restricted securities in each Index Fund's portfolio under the supervision of the Company's Board. In reaching liquidity decisions, the Advisor considers, inter alia, the following factors:

     1.   The frequency of trades and quotes for the security;

     2. The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

     3.   Dealer undertakings to make a market in the security; and

     4. The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

MANAGEMENT OF THE COMPANY

Directors and Officers of the Company. The Board has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by the Advisor and other service providers. The Board currently consists of five Directors. Nathan Most is an "interested" director, as defined in the 1940 Act, by reason of his position as President of the Company.

                                                                                                Principal Occupations
Name and Address                                Position with the Company                       During Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Nathan Most                                  Director, President and               Consultant to Barclays Global Investors,
P.O. Box 193                                 Chairman of the Board                 American Stock Exchange and the Hong Kong Stock
Burlingame, CA 94011-0193                                                          Exchange; Senior Vice President (retired) (from
Age 86                                                                             1992 to 1996) and Vice President (from 1980 to
                                                                                   1992) of the American Stock Exchange, Inc.;
                                                                                   President and CEO (retired) (from 1982 to 1996)
                                                                                   of AMEX Commodities Corporation.

John B. Carroll                              Director                              Retired Vice President of Investment Management
520 Main Street                                                                    (from 1984-2000) of GTE Corporation; Advisory
Ridgefield, CT 06877                                                               Board member of Ibbotson Assoc. (since 1998);
Age 65                                                                             former Trustee and Member of the Executive
                                                                                   Committee (since 1991) of The Common Fund, a
                                                                                   non-profit organization; Member of the
                                                                                   Investment Committee (since 1988) of the TWA
                                                                                   Pilots Annuity Trust Fund; former Vice Chairman
                                                                                   and Executive Committee Member (since 1992) of
                                                                                   the Committee on Investment of Employee Benefit
                                                                                   Assets of the Financial Executive Institute;
                                                                                   and Member (since 1986) of the Pension Advisory
                                                                                   Committee of the New York Stock Exchange.

Timothy A. Hultquist                         Director                              Advisory Director (since 1995 and Managing
Advisory Director                                                                  Director (from 1985 to 1995) of Morgan Stanley
Morgan Stanley & Co., Incorporated                                                 & Co. Incorporated; Chairman (since 1994) and
1221 Avenue of the Americas                                                        Trustee (since 1885) of the Board of Trustees
30/th/ Floor                                                                       of Macalester College; Treasurer and Trustee
New York, NY 10020                                                                 (since 1995) of Russell Sage Foundation; Member
Age 50                                                                             (since 1994) of Wilmer Eye Institute Advisory
                                                                                   Counsel at Johns Hopkins University Hospital;
                                                                                   President (since 1992) of the Hultquist
                                                                                   Foundation; Chairman, Council of Board Chairmen
                                                                                   of Independent Colleges.

                                                                                   Principal Occupations
Name and Address                             Position with the Company             During Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Lloyd N. Morrisett                           Director                              President (retired) of The John and Mary R.
Children's Television Workshop                                                     Markle Foundation (from 1969 to 1998); Chairman
One Lincoln Plaza, 4/th/ Floor                                                     (since 1970) of the Children's Television
New York, NY 10023                                                                 Workshop; Chairman (since 1998) and Director
Age 71                                                                             (since 1994) of Infonautics Corporation;
                                                                                   Trustee (from 1973 to 1983, from 1985 to 1995,
                                                                                   and since 1996) of RAND; Director (since 1976)
                                                                                   of Haskins Laboratories, Inc.; Director
                                                                                   (1990-January, 1997) of the Multimedia
                                                                                   Corporation; Director (since 1992) of
                                                                                   Classroom, Inc.; Director (since 1995) of Smith
                                                                                   College Center for the Study of Social and
                                                                                   Political Change; Director (since 1998) of
                                                                                   Public Agenda Foundation; Member of Board of
                                                                                   Overseers (from 1995 to 1998) of Dartmouth
                                                                                   School of Medicine; Member (since 1968) of the
                                                                                   Council on Foreign Relations; and Member (since
                                                                                   1970) of the American Association for the
                                                                                   Advancement of Science.

W. Allen Reed                                Director                              President, CEO and Director (since 1994) of
President                                                                          General Motors Investment Management
General Motors Investment                                                          Corporation; Vice President and Treasurer (from
Management Corp.                                                                   1991 to 1994) of Hughes Electronics; President
767 Fifth Avenue                                                                   (from 1984 to 1991) of Hughes Investment
New York, NY 10153                                                                 Management Company; Director (from 1995 to
Age 54                                                                             1998) of Taubman Centers, Inc. (a real estate
                                                                                   investment trust); Director (since 1992) of
                                                                                   FLIR Systems (an imaging technology company);
                                                                                   Director (since 1994) of General Motors
                                                                                   Acceptance Corporation; Director (since 1994)
                                                                                   of GMAC Insurance Holdings Inc.; Director
                                                                                   (since 1995) of Gloabl Emerging Markets Fund
                                                                                   Fund; Director of Temple Inland Industries
                                                                                   (since 2000); Member (since 2002) of the
                                                                                   Pension Managers Advisory Committee of the New
                                                                                   York Stock Exchange; Member (since 1995) of the
                                                                                   New York State Retirement System Advisory
                                                                                   Board; Chairman (since 1995) of the Investment
                                                                                   Advisory Committee of Howard Hughes Medical
                                                                                   Institute.

Stephen M. Wynne                             Treasurer                             Chairman of PFPC Trustee & Custodial Services
Executive Vice President                                                           Ltd. (since 1995); Executive Vice President and
PFPC Inc.                                                                          Chief Accounting Officer (since 1993) and
400 Bellevue Parkway                                                               Senior Vice President and Chief Accounting
Wilmington, DE 19809                                                               Officer (from 1991 to 1993) of PFPC Inc.;
Age 45                                                                             Executive Vice President (from 1993 to 1995) of
                                                                                   PFPC International.

R. Sheldon Johnson                           Secretary                             Managing Director, Global Equity
Managing Director                                                                  Derivatives, Morgan Stanley & Co.
Morgan Stanley & Co. Incorporated                                                  Incorporated (since 1988).
1585 Broadway
New York, NY 10036
Age 54

Shareholders of the Company are expected to elect a new Board of Directors at a special meeting of shareholders scheduled to be held on December 19, 2001. Messrs. Carroll, Most and Reed have been nominated for re-election. The other nominees are Garrett F. Bouton, Richard K. Lyons and George G.C. Parker.


Directors' Compensation. The table below sets forth the compensation paid to Directors of the Company for the fiscal year ended August 31, 2000.

                                                      Pension or                                Total Compensation
                                Aggregate         Retirement Benefits     Estimated Annual      from Registrant and
     Name of Person         Compensation from     Accrued as Part of        Benefits Upon      Company Complex Paid
      And Position             Registrant          Company Expenses          Retirement            to Directors
--------------------------------------------------------------------------------------------------------------------
Nathan Most, Director,            $82,500                None                   None                        $142,500
 President and Chairman
 of the Board
John B. Carroll,                  $55,000                None                   None                        $ 55,000
 Director
Timothy A. Hultquist,             $55,000                None                   None                        $ 55,000
 Director
Lloyd N. Morrisett,               $55,000                None                   None                        $ 55,000
 Director
W. Allen Reed, Director           $55,000                None                   None                        $ 55,000

No officer is entitled to any compensation, and no officer or Director is entitled to any pension or retirement benefits, from the Company.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Company does not have information concerning the beneficial ownership of iShares held in the names of DTC Participants, as of December 15, 2000, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of an Index Fund were as follows:

iShares MSCI Index Fund            Name and Address                                           Percentage of Ownership
-----------------------            ----------------                                           -----------------------
Australia                          Chase Manhattan Bank                                                 48.87%
                                   One Chase Manhattan Plaza
                                   New York, NY  10081

                                   Morgan Stanley & Co., Incorporated                                   12.72%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

Austria                            Merrill Lynch Pierce Fenner & Smith Inc.                             19.43%
                                   Safekeeping
                                   101 Hudson Street
                                   Jersey City, NJ  07302

                                   Salomon Smith Barney Inc.                                            13.51%
                                   333 West 34/th/ Street, 3/rd/ Floor
                                   New York, NY  10001

                                   Citibank/Private Banking                                              6.56%
                                   One Court Square, 22/nd/ Floor
                                   Long Island City, NY  11120

iShares MSCI Index Fund            Name and Address                                           Percentage of Ownership
-----------------------            ----------------                                           -----------------------
                                   Brown Bros. Harriman & Co.                                            6.42%
                                   59 Wall Street
                                   New York, NY  10005

                                   Morgan Stanley & Co., Incorporated                                    5.93%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   Swiss American Securities, Inc.                                       5.67%
                                   100 Wall Street
                                   New York, NY  10005

                                   Chase Manhattan Bank                                                  5.13%
                                   One Chase Manhattan Plaza
                                   New York, NY  10081

                                   Wilmington Trust Co.                                                  5.09%
                                   Rodney Square North
                                   Wilmington, DE  19890

Belgium                            Merrill Lynch Pierce Fenner & Smith Inc.                             12.24%
                                   Safekeeping
                                   101 Hudson Street
                                   Jersey City, NJ  07302

                                   Morgan Stanley & Co., Incorporated                                   11.66%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   Prudential Securities Incorporated                                    8.14%
                                   1 New York Plaza, 9/th/ Floor
                                   New York, NY  10292

                                   The Bank of New York                                                  6.18%
                                   One Wall Street
                                   New York, NY  10286

                                   Citibank/Private Banking                                              5.70%
                                   One Court Square, 22/nd/ Floor
                                   Long Island City, NY  11120

                                   Salomon Smith Barney Inc.                                             5.26%
                                   333 West 34/th/ Street, 3/rd/ Floor
                                   New York, NY  10001

Brazil (Free)                      Morgan Stanley & Co., Incorporated                                   60.88%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   Merrill Lynch Pierce Fenner & Smith Inc.                             26.59%
                                   Safekeeping
                                   101 Hudson Street
                                   Jersey City, NJ  07302

                                   Chase Manhattan Bank                                                  5.54%
                                   One Chase Manhattan Plaza
                                   New York, NY  10081

iShares MSCI Index Fund            Name and Address                                           Percentage of Ownership
-----------------------            ----------------                                           -----------------------
Canada                             Charles Schwab & Co., Inc.                                           15.24%
                                   Newport Financial Center
                                   111 Pavonia Avenue East, 3rd Floor
                                   Jersey City, NJ  07310

                                   Morgan Stanley & Co., Incorporated                                   10.48%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

                                   Merrill Lynch Pierce Fenner & Smith Inc.                              6.83%
                                   Safekeeping
                                   101 Hudson Street
                                   Jersey City, NJ  07302

                                   Brown Bros. Harriman & Co.                                            6.54%
                                   59 Wall Street
                                   New York, NY  10005

                                   Swiss American Securities, Inc.                                       6.02%
                                   100 Wall Street
                                   New York, NY  10005

                                   National Financial Services Corporation                               5.29%
                                   1 World Financial Center, Tower A
                                   New York, NY  10281

EMU                                SEI Trust Company                                                    41.84%
                                   680 East Swedesford Road
                                   Wayne, PA  19087

                                   Brown Bros. Harriman & Co.                                           10.53%
                                   59 Wall Street
                                   New York, NY  10005

                                   Charles Schwab & Co., Inc.                                            7.89%
                                   Newport Financial Center
                                   111 Pavonia Avenue East, 3rd Floor
                                   Jersey City, NJ  07310

                                   Salomon Smith Barney Inc.                                             7.57%
                                   333 West 34/th/ Street, 3/rd/ Floor
                                   New York, NY  10001

                                   Morgan Stanley & Co. Incorporated                                     5.28%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

France                             State Street Bank & Trust Company                                    13.02%
                                   1776 Heritage Drive
                                   Quincy, MA  02171

                                   Morgan Stanley & Co. Incorporated                                    11.85%
                                   One Pierrepont Plaza
                                   Brooklyn, NY  11201

iShares MSCI Index Fund       Name and Address                                  Percentage of Ownership
-----------------------       ----------------                                  -----------------------
                              The Bank of New York                                       10.83%
                              One Wall Street
                              New York, NY  10286

                              Brown Bros. Harriman & Co.                                  8.28%
                              59 Wall Street
                              New York, NY  10005

                              Swiss American Securities, Inc.                             5.06%
                              100 Wall Street
                              New York, NY  10005

Germany                       State Street Bank & Trust Company                           8.47%
                              1776 Heritage Drive
                              Quincy, MA  02171

                              Northern Trust                                              7.60%
                              801 S. Canal Street
                              Chicago, IL  60607
                              The Canadian Depository for Securities Ltd.                 6.59%
                              85 Richmond Street West
                              Toronto, Ontario
                              Canada M5H2C9

                              The Bank of New York                                        6.43%
                              One Wall Street
                              New York, NY  10286

                              Brown Bros. Harriman & Co.                                  5.55%
                              59 Wall Street
                              New York, NY  10005

Hong Kong                     Morgan Stanley & Co. Incorporated                           8.72%
                              One Pierrepont Plaza
                              Brooklyn, NY  11201

                              Salomon Smith Barney Inc.                                   8.72%
                              333 West 34/th/ Street, 3/rd/ Floor
                              New York, NY  10001

                              Merrill Lynch Pierce Fenner & Smith Safekeeping             6.68%
                              101 Hudson Street
                              Jersey City, NJ  07302

                              Brown Bros. Harriman & Co.                                  5.84%
                              59 Wall Street
                              New York, NY  10005

                              Charles Schwab & Co., Inc.                                  5.66%
                              Newport Financial Center
                              111 Pavonia Avenue East, 3rd Floor
                              Jersey City, NJ  07310

iShares MSCI Index Fund       Name and Address                        Percentage of Ownership
-----------------------       ----------------                        -----------------------
Italy                         Brown Bros. Harriman & Co.                       18.16%
                              59 Wall Street
                              New York, NY  10005

                              The Bank of New York                             15.16%
                              One Wall Street
                              New York, NY  10286

                              Morgan Stanley & Co. Incorporated                11.54%
                              One Pierrepont Plaza
                              Brooklyn, NY  11201

                              State Street Bank & Trust Company                 7.18%
                              1776 Heritage Drive
                              Quincy, MA  02171

                              Swiss American Securities, Inc.                   7.02%
                              100 Wall Street
                              New York, NY  10005

Japan                         Morgan Stanley & Co. Incorporated                11.69%
                              One Pierrepont Plaza
                              Brooklyn, NY  11201

                              Northern Trust                                   10.47%
                              801 S. Canal Street
                              Chicago, IL  60607

                              Brown Bros. Harriman & Co.                        7.08%
                              59 Wall Street
                              New York, NY  10005

                              State Street Bank & Trust Company                 6.66%
                              1776 Heritage Drive
                              Quincy, MA  02171

                              The Bank of New York                              6.09%
                              One Wall Street
                              New York, NY  10286

Malaysia (Free)               State Street Bank & Trust Company                28.32%
                              1776 Heritage Drive
                              Quincy, MA  02171

                              The Bank of New York                              8.93%
                              One Wall Street
                              New York, NY  10286

                              Boston Safe Deposit & Trust Co.                   7.52%
                              One Cabot Road
                              Medford, MA  02155

                              Salomon Smith Barney Inc.                         6.39%
                              333 West 34/th/ Street, 3/rd/ Floor
                              New York, NY  10001

iShares MSCI Index Fund       Name and Address                                  Percentage of Ownership
-----------------------       ----------------                                  -----------------------
Mexico (Free)                 Brown Bros. Harriman & Co.                                 14.10%
                              59 Wall Street
                              New York, NY  10005

                              State Street Bank & Trust Company                          10.82%
                              1776 Heritage Drive
                              Quincy, MA  02171

                              Salomon Smith Barney Inc.                                   9.91%
                              333 West 34th Street, 3rd Floor
                              New York, NY  10001

                              The Bank of New York                                        8.30%
                              One Wall Street
                              New York, NY  10286

                              Morgan Stanley & Co. Incorporated                           8.23%
                              One Pierrepont Plaza
                              Brooklyn, NY  11201

Netherlands                   Citibank, N.A.                                             23.76%
                              1410 Westshore Blvd.
                              Tampa, FL  33607

                              State Street Bank & Trust Company                           9.63%
                              1776 Heritage Drive
                              Quincy, MA  02171

                              The Bank of New York                                        9.01%
                              One Wall Street
                              New York, NY  10286

                              Brown Bros. Harriman & Co.                                  7.92%
                              59 Wall Street
                              New York, NY  10005

                              Merrill Lynch Pierce Fenner & Smith Safekeeping             7.33%
                              101 Hudson Street
                              Jersey City, NJ  07302

                              Morgan Stanley & Co. Incorporated                           7.19%
                              One Pierrepont Plaza
                              Brooklyn, NY  11201

Singapore (Free)              Merrill Lynch Pierce Fenner & Smith Safekeeping             8.31%
                              101 Hudson Street
                              Jersey City, NJ  07302

                              Salomon Smith Barney Inc.                                   7.94%
                              333 West 34/th/ Street, 3/rd/ Floor
                              New York, NY  10001

                              Charles Schwab & Co., Inc.                                  6.94%
                              Newport Financial Center
                              111 Pavonia Avenue East, 3rd Floor
                              Jersey City, NJ  07310

iShares MSCI Index Fund       Name and Address                                  Percentage of Ownership
-----------------------       ----------------                                  -----------------------
                              National Financial Services Corporation                      6.16%
                              1 World Financial Center, Tower A
                              New York, NY  10281

                              A.G. Edwards & Sons, Inc.                                    5.52%
                              77 Water Street
                              New York, NY  10005

South Korea                   Morgan Stanley & Co. Incorporated                           45.63%
                              One Pierrepont Plaza
                              Brooklyn, NY  11201

                              Boston Safe Deposit & Trust Co.                              9.43%
                              One Cabot Road
                              Medford, MA  02155

                              Brown Bros. Harriman & Co.                                   7.85%
                              59 Wall Street
                              New York, NY  10005

Spain                         Morgan Stanley & Co. Incorporated                           15.05%
                              One Pierrepont Plaza
                              Brooklyn, NY  11201

                              The Bank of New York                                        13.48%
                              One Wall Street
                              New York, NY  10286

                              Brown Bros. Harriman & Co.                                  12.04%
                              59 Wall Street
                              New York, NY  10005

                              Swiss American Securities, Inc.                              6.90%
                              100 Wall Street
                              New York, NY  10005

                              Citibank, N.A.                                               5.18%
                              1410 Westshore Blvd.
                              Tampa, FL  33607

Sweden                        The Bank of New York                                        22.56%
                              One Wall Street
                              New York, NY  10286

                              Citibank, N.A.                                              10.91%
                              1410 Westshore Blvd.
                              Tampa, FL  33607

                              Brown Bros. Harriman & Co.                                   6.51%
                              59 Wall Street
                              New York, NY  10005

                              Morgan Stanley & Co. Incorporated                            6.43%
                              One Pierrepont Plaza
                              Brooklyn, NY  11201

iShares MSCI Index Fund       Name and Address                                  Percentage of Ownership
-----------------------       ----------------                                  -----------------------
                              Charles Schwab & Co., Inc.                                   5.02%
                              Newport Financial Center
                              111 Pavonia Avenue East, 3rd Floor
                              Jersey City, NJ  07310

Switzerland                   Citibank, N.A.                                              15.16%
                              1410 Westshore Blvd.
                              Tampa, FL  33607

                              Morgan Stanley & Co. Incorporated                           13.30%
                              One Pierrepont Plaza
                              Brooklyn, NY  11201

                              Brown Bros. Harriman & Co.                                  10.75%
                              59 Wall Street
                              New York, NY  10005

                              The Bank of New York                                         9.11%
                              One Wall Street
                              New York, NY  10286

                              Merrill Lynch Pierce Fenner & Smith Safekeeping              8.18%
                              101 Hudson Street
                              Jersey City, NJ  07302

                              State Street Bank & Trust Company                            5.84%
                              1776 Heritage Drive
                              Quincy, MA  02171

Taiwan                        Northern Trust                                              64.00%
                              801 S. Canal Street
                              Chicago, IL  60607

                              Chase Manhattan Bank                                        13.44%
                              One Chase Manhattan Plaza
                              New York, NY  10081

                              Morgan Stanley & Co. Incorporated                            7.44%
                              One Pierrepont Plaza
                              Brooklyn, NY  11201

                              Boston Safe Deposit & Trust Co.                              5.70%
                              One Cabot Road
                              Medford, MA  02155

United Kingdom                Morgan Stanley & Co. Incorporated                           13.84%
                              One Pierrepont Plaza
                              Brooklyn, NY  11201

                              State Street Bank & Trust Company                           11.89%
                              1776 Heritage Drive
                              Quincy, MA  02171

                              The Bank of New York                                         9.17%
                              One Wall Street
                              New York, NY  10286

iShares MSCI Index Fund       Name and Address                                  Percentage of Ownership
-----------------------       ----------------                                  -----------------------
                              Northern Trust                                               8.17%
                              801 S. Canal Street
                              Chicago, IL  60607

                              Citibank, N.A.                                               6.92%
                              1410 Westshore Blvd.
                              Tampa, FL  33607

                              Brown Bros. Harriman & Co.                                   6.71%
                              59 Wall Street
                              New York, NY  10005

The Company expects that, immediately prior to the commencement of trading of the shares of the iShares MSCI Pacific ex-Japan Index Fund, that Index Fund will have one stockholder, who will hold more than 5% of its outstanding shares. The Company cannot predict the length of time that such person will remain a control person of that Index Fund

INVESTMENT ADVISORY, MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

Investment Advisor.  Barclays Global Fund Advisors (the "Advisor") acts as
------------------
investment advisor to the Company and, subject to the supervision of the Board, is responsible for the investment management of each Index Fund. The Advisor is a California corporation indirectly owned by Barclays Bank PLC, and is registered as an investment advisor under the Investment Advisers Act of 1940. The Advisor and its parent, Barclays Global Investors, N.A., manage, administer or advise assets aggregating in excess of $785 billion as of May 31, 2001.

The Advisor serves as investment advisor to each Index Fund pursuant to an Advisory Agreement (the "Advisory Agreement") between the Company and the Advisor dated May 8, 2000 (as amended October 22, 2001 in respect of the iShares MSCI Pacific ex-Japan Index Fund). Under the Advisory Agreement, the Advisor, subject to the supervision of the Company's Board and in conformity with the stated investment policies of each Index Fund, manages the investment of each Index Fund's assets. The Advisor may enter into subadvisory agreements with additional investment advisors to act as subadvisors with respect to particular Index Fund. The Advisor will pay subadvisors, if any, out of the fees received by the Advisor. The Advisor is responsible for (i) placing purchase and sale orders, (ii) providing continuous supervision of the investment portfolio of each Index Fund, (iii) the general management of the Company's affairs, and (iv) paying all expenses for Company operations and activities. For its investment management services to each Index Fund, except the ten (10) Index Funds listed below, the Advisor is paid a fee equal to each of those Index Fund's allocable portion of: .59% per annum of the aggregate net assets of those Index Funds less than or equal to $7 billion, plus .54% per annum of the aggregate net assets of those Index Funds between $7 billion and $11 billion, plus .49% per annum of the aggregate net assets of those Index Funds in excess of $11 billion; for its investment management services to the iShares MSCI Brazil (Free), Greece, Indonesia (Free), Portugal, South Africa, South Korea, Taiwan, Thailand (Free) and Turkey Index Funds, the Advisor is paid management fees equal to each of those Index Fund's allocable portion of: 0.74% per annum of the aggregate net assets of those Index Funds less than or equal to $2 billion, plus 0.69% per annum of the aggregate net assets of those Index Funds between $2 billion and $4 billion, plus 0.64% per annum of the aggregate net assets of those Index Funds greater than $4 billion; for its investment management services to the iShares MSCI Pacific ex-Japan Index Fund, the Advisor is paid management fees equal to 0.50% per annum of the net assets of that Index Fund; provided, however, that the fee paid to the Advisor with respect to each Index Fund shall be reduced by the aggregate of such Index Funds' fees and expenses, other than (i) expenses of the Index Funds incurred in connection with the execution of portfolio securities transactions on behalf of such Index Funds, (ii) expenses incurred in connection with any distribution plan adopted by the Company in compliance with Rule 12b-1 under the Investment Company Act of 1940, (iii) litigation expenses,
(iv) taxes (including, but not limited to, income, excise, transfer and withholding taxes), (v) any cost or expense that a majority of the Directors of the Company who are not "interested persons" (as defined in the Investment Company Act of 1940) deems to be an extraordinary expense and (vi) the advisory fee payable to the Advisor under the Advisory Agreement; and provided, further, that the Advisor shall reimburse the Company to the extent that the expenses of any Index Fund (other than the expenses set forth in the foregoing proviso) exceed the amount set forth above with respect to such Index Fund. The management fees are accrued daily and paid by the Company as soon as practical after the last day of each calendar quarter. The Advisor may from time to time reimburse expenses to one or more Index Funds. Prior to the commencement of sales of shares of the iShares MSCI Pacific ex-Japan Index Fund to the public, the initial shareholder of that Index Fund voted to approve amendments to the Advisory Agreement that would essentially result in the Advisor receiving the gross fee provided for under the current Advisory Agreement and becoming responsible for the payment of all of the iShares MSCI Pacific ex-Japan Index Fund's expenses (other than the expenses enumerated in (i) to (v) above), contingent upon the shareholders of at least one of the other Index Funds of the Company approving a similar change to the Advisory Agreement in respect of such Index Fund at a special meeting of shareholders scheduled to be held on December 19, 2001. The Company's management fees, like those paid by most index funds, are lower than those paid by many actively managed funds. One reason for the difference in fee levels is that passive management requires fewer investment, research and trading decisions, thereby justifying lower fees. Pursuant to the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Company, unless caused by the Advisor's willful malfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations under the Advisory Agreement. The Advisory Agreement, with respect to all Index Funds, is subject to annual approval by (1) the Company's Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company, provided that in either event the continuance also is approved by a majority of the Company's Board who are not interested persons (as defined in the 1940 Act) of the Company by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities. The Advisory Agreement is also terminable upon 60 days' notice by the Advisor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Prior to May 8, 2000, for its investment management services to each Index Fund, except those listed below, the Advisor was paid management fees equal to each Index Funds' allocable portion of: .27% per annum of the aggregate net assets of such Index Funds less than or equal to $1.7 billion, plus .15% per annum of the aggregate net assets of the Index Funds between $1.7 billion and $7 billion, plus .12% per annum of the aggregate net assets of the Index Funds between $7 billion and $10 billion, plus .08% per annum of the aggregate net assets of the Index Funds in excess of $10 billion. The management fees were accrued daily and paid by the Company as soon as practical after the last day of each calendar quarter.



For its advisory services, the Company paid and accrued the following fees to the Advisor:

                        Fiscal Year Ended  Fiscal Year Ended   Fiscal Year Ended
      Index Fund         August 31, 1998    August 31, 1999     August 31, 2000
      --------------------------------------------------------------------------
      Australia               $113,929         $  135,613        $  148,628
      Austria                 $ 17,769         $   27,123        $   19,889
      Belgium                 $ 80,997         $   44,906        $   25,952
      Brazil (Free)                n/a                n/a        $      410(1)
      Canada                  $ 56,716         $   33,205        $   23,119
      EMU                          n/a                n/a        $    7,196(2)
      France                  $ 74,578         $  137,387        $  208,698
      Germany                 $118,054         $  219,901        $  415,826
      Hong Kong               $124,506         $  197,467        $  203,154
      Italy                   $162,294         $  186,292        $  154,493
      Japan                   $433,508         $1,096,060        $2,363,952
      Malaysia (Free)         $132,902         $  176,782        $  264,088
      Mexico (Free)           $ 38,055         $   39,012        $   45,446
      Netherlands             $ 44,756         $   68,016        $   61,274
      Pacific ex-Japan             n/a                n/a               n/a(3)
      Singapore (Free)        $119,392         $  255,259        $  268,788
      South Korea                  n/a                n/a        $    8,252(4)
      Spain                   $ 53,561         $   92,868        $   94,886

     Sweden             $ 35,809       $ 43,348       $ 52,196
     Switzerland        $ 64,666       $ 93,758       $ 88,433
     Taiwan                  n/a            n/a       $ 16,530(5)
     United Kingdom     $137,019       $245,947       $349,463

     _____________________
     (1) For the period July 11, 2000 (commencement of operations) through August 31, 2000.
     (2) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
     (3)  The fund commenced operations on October 26, 2001.
     (4) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
     (5) For the period June 21, 2000 (commencement of operations) through August 31, 2000.

Pursuant to the Advisory Agreement, the following reimbursement was paid and accrued to the Company by the Advisor:

                           Fiscal Year Ended
     Index Fund             August 31, 2000
    -----------------------------------------
     Australia                    $     0
     Austria                      $ 4,019
     Belgium                      $     0
     Brazil (Free)                $13,265(1)
     Canada                       $ 3,428
     EMU                          $29,111(2)
     France                       $     0
     Germany                      $     0
     Hong Kong                    $     0
     Italy                        $     0
     Japan                        $     0
     Malaysia (Free)              $     0
     Mexico (Free)                $   463
     Netherlands                  $     0
     Pacific ex-Japan                 n/a(3)
     Singapore (Free)             $     0
     South Korea                  $21,736(4)
     Spain                        $     0
     Sweden                       $     0
     Switzerland                  $     0
     Taiwan                       $37,794(5)
     United Kingdom               $     0

     _____________________
     (1) For the period July 11, 2000 (commencement of operations) through August 31, 2000.
     (2) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
     (3)  The fund commenced operations on October 26, 2001.
     (4) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
     (5) For the period June 21, 2000 (commencement of operations) through August 31, 2000.

Code of Ethics. Each of the Company, the Advisor and the Company's Distributor, SEI Investments Distribution Co. (the "Distributor"), have adopted a Code of Ethics designed to prevent affiliated persons of the Company, the Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Index Funds.

Administrator. PFPC Inc. (the "Administrator"), an indirect wholly owned subsidiary of PNC Bank Corp., acts as administration and accounting agent of the Company pursuant to an Administration and Accounting Services Agreement with the Company and is responsible for certain clerical, recordkeeping and bookkeeping services, except those to be performed by the Advisor, by Chase in its capacity as Custodian, or by PNC Bank, N.A. ("PNC") in its capacity as Transfer Agent. The Administrator has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of the Administrator is 400 Bellevue Parkway, Wilmington, DE 19809.

For the administrative and fund accounting services the Administrator provides to the Company, PFPC is paid aggregate fees equal to each Index Fund's allocable portion of: .15% per annum of the average aggregate daily net assets of the Company up to $3 billion; plus .10% per annum of the average aggregate daily net assets of the Company between $3 billion and $4.5 billion, plus .095% per annum of the average aggregate daily net assets of the Company in excess of $4.5 billion. The Administrator pays Morgan Stanley & Co. Incorporated a fee of .05% of the average daily net assets of the Company for sub-administration services as described under "The Sub-Administrator" below.

Prior to February 1, 2000, for the administrative and fund accounting services the Administrator provided to the Company, PFPC was paid aggregate fees equal to each Index Fund's allocable portion of: .22% per annum of the aggregate average daily net assets of the Company up to $1.5 billion; plus .15% per annum of the aggregate average daily net assets of the Company between $1.5 billion and $3 billion, plus .14% per annum of the aggregate average daily net assets of the Company between $3 billion and $5 billion, plus .13% per annum of the aggregate average daily net assets of the Company between $5 billion and $7.5 billion, plus .115% per annum of the aggregate average daily net assets of the Company between $7.5 billion and $10 billion, plus .10% per annum of the aggregate average daily net assets of the Company in excess of $10 billion. The Administrator paid Morgan Stanley & Co. Incorporated a fee of .05% of the average daily net assets of the Company for sub-administration services as described under "The Sub-Administrator" below.

Pursuant to the Administration and Accounting Services Agreement, the Administrator is liable for damages arising of its failure to perform its duties due to willful misfeasance, bad faith, gross negligence or reckless disregard of such duties. The Company will indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, except for liabilities arising out of the Administrator's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

For its administrative services, the Company paid and accrued the following fees to the Administrator:

                       Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
     Index Fund         August 31, 1998     August 31, 1999     August 31, 2000
    ----------------------------------------------------------------------------
     Australia                $ 89,377            $110,319       $  106,930
     Austria                  $ 14,128            $ 22,059       $   19,678
     Belgium                  $ 63,121            $ 36,546       $   22,408
     Brazil (Free)                 n/a                 n/a       $    4,908(1)
     Canada                   $ 44,201            $ 27,026       $   23,780
     EMU                           n/a                 n/a       $    6,012(2)
     France                   $ 59,529            $111,716       $  152,143
     Germany                  $ 94,141            $178,860       $  272,489
     Hong Kong                $ 98,932            $160,647       $  141,347
     Italy                    $128,961            $151,590       $  107,296
     Japan                    $340,915            $890,839       $1,506,281
     Malaysia (Free)          $106,617            $143,744       $  185,310
     Mexico (Free)            $ 29,580            $ 31,717       $   45,292
     Netherlands              $ 35,512            $ 55,318       $   47,334
     Pacific ex-Japan              n/a                 n/a              n/a(3)
     Singapore (Free)         $ 95,590            $207,640       $  188,421
     South Korea                   n/a                 n/a       $    8,322(4)
     Spain                    $ 42,795            $ 75,553       $   71,035
     Sweden                   $ 29,928            $ 35,257       $   42,428
     Switzerland              $ 51,205            $ 76,274       $   69,813
     Taiwan                        n/a                 n/a       $    9,318(5)
     United Kingdom           $108,935            $200,033       $  226,121
     _____________________
     (1) For the period July 11, 2000 (commencement of operations) through August 31, 2000.
     (2) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
     (3)  The fund commenced operations on October 26, 2001
     (4) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
     (5) For the period June 21, 2000 (commencement of operations) through August 31, 2000.

Sub-Administrator. Morgan Stanley & Co. Incorporated provides certain sub-administrative services relating to the Company pursuant to a Sub-Administration Agreement and receives a fee from the Administrator equal to .05% of the Company's average daily net assets for providing such services. Morgan Stanley & Co. Incorporated, as Sub-Administrator, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York, 10036.

For sub-administrative services, the Administrator paid or accrued the following fees to the Sub-Administrator and its affiliates:

                     October 29, 1997 to  Fiscal Year Ended   Fiscal Year Ended
     Index Fund       August 31, 1998      August 31, 1999     August 31, 2000
    ----------------------------------------------------------------------------
     Australia               $17,644            $ 25,114           $ 30,652
     Austria                 $ 2,940            $  5,023           $  5,555
     Belgium                 $12,122            $  8,316           $  6,385
     Brazil (Free)               n/a                 n/a           $  1,636(1)
     Canada                  $ 8,491            $  6,149           $  7,050
     EMU                         n/a                 n/a           $  2,004(2)
     France                  $12,573            $ 25,442           $ 44,197
     Germany                 $19,811            $ 40,722           $ 80,143
     Hong Kong               $20,539            $ 36,568           $ 40,420
     Italy                   $26,776            $ 34,499           $ 31,093
     Japan                   $67,965            $202,974           $432,336
     Malaysia (Free)         $22,936            $ 32,737           $ 53,762
     Mexico (Free)           $ 5,620            $  7,224           $ 13,186
     Netherlands             $ 7,332            $ 12,596           $ 13,362
     Pacific ex-Japan            n/a                 n/a                n/a(3)
     Singapore (Free)        $20,417            $ 47,270           $ 52,989
     South Korea                 n/a                 n/a           $  2,774(4)
     Spain                   $ 9,072            $ 17,198           $ 20,513
     Sweden                  $ 5,789            $  8,027           $ 12,361
     Switzerland             $10,490            $ 17,363           $ 20,057
     Taiwan                      n/a                 n/a           $  3,106(5)
     United Kingdom          $22,664            $ 45,546           $ 65,478

     _____________________
     (1) For the period July 11, 2000 (commencement of operations) through August 31, 2000.
     (2) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
     (3)  The fund commenced operations on October 26, 2001.
     (4) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
     (5) For the period June 21, 2000 (commencement of operations) through August 31, 2000.

Distributor. Effective March 28, 2000, SEI Investments Distribution Company became the principal underwriter and distributor of iShares. The Distributor's principal offices are located at One Freedom Valley Drive, Oaks, PA 19456. Investor information can be obtained by calling 1-800-iShares (1-800-474-2737). The Distributor has entered into an agreement with the Company which will continue for one year from its effective date, and which is renewable annually thereafter (the "Distribution Agreement"), pursuant to which it distributes Company shares. iShares will be continuously offered for sale by the Company through the Distributor only in Creation Units, as described below under "Purchase and Issuance of iShares in Creation Units." iShares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Company. The Distributor will deliver a prospectus to persons purchasing iShares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. SEI Investments Distribution Company as Distributor, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company.

To compensate the Distributor for the distribution-related services it provides, and broker-dealers authorized by the Distributor for distribution services they provide, the Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, for each Index Fund other than the iShares MSCI Pacific ex-Japan Index Fund, the Distributor is entitled to receive a distribution fee, accrued daily and paid monthly, calculated with respect to each Index Fund at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed .25% of the average daily net assets of such Index Fund. From time to time the Distributor may waive all or a portion of these fees.

The Plan is designed to enable the Distributor to be compensated by the Company for distribution services provided by it with respect to each Index Fund other than the iShares MSCI Pacific ex-Japan Index Fund. Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by the Distributor. The Board, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan ("Independent Directors"), evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so consider all relevant factors, including expenses borne by the Distributor in the current year and in prior years and amounts received under the Plan.

Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Directors. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Index Fund to which the Plan applies, and all material amendments of the Plan also require Board approval. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or, with respect to the Index Fund to which it applies, by a vote of a majority of the outstanding voting securities of such Index Fund (as such vote is defined in the 1940 Act). If a Plan is terminated (or not renewed) with respect to any one or more Index Fund to which is applies, it may continue in effect with respect to any Index Fund as to which it has not been terminated (or has been renewed). Pursuant to the Distribution Agreement, the Distributor will provide the Board periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The distribution fees payable under the 12b-1 Plan are used to pay distribution related expenses, including: compensation to the distributor at a rate fixed by the Company's Board of Directors from time to time (currently .02% of the Company's average daily net assets, subject to an annual minimum of $845,000); compensation to a sales and marketing consultant retained by the Company at a rate of .035% of the Company's average daily net assets; and reimbursements of expenses incurred by the distributor and other persons (principally the Advisor) in connection with the distribution of the Company's shares. In addition, the Distributor also has entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the Distributor will pay such broker-dealers or other persons, out of Rule 12b-1 fees received from the Index Fund to which such fees apply, at the annual rate of up to .25 of 1% of the average daily net asset value of iShares held through DTC for the account of such DTC Participant. The amounts of the fees paid to the distributor and the sales and marketing consultant are not dependent on the amount of distribution expenses actually incurred by such persons.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Directors who are not interested persons of the Company (as defined under the 1940 Act) or
(ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Index Fund, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

As principal underwriter and distributor of iShares, SEI received the following amounts pursuant to the Plan:

                         March 28, 2000
                             through
     Index Fund          August 31, 2000
    -------------------------------------
     Australia              $ 66,338
     Austria                $ 11,546

                              March 28, 2000
                                  through
                              August 31, 2000
Index Fund
---------------------------------------------------
Belgium                               $ 14,060
Brazil (Free)                         $  8,179(1)
Canada                                $ 18,702
EMU                                   $ 10,021(2)
France                                $101,660
Germany                               $192,778
Hong Kong                             $ 83,315
Italy                                 $ 72,173
Japan                                 $929,584
Malaysia (Free)                       $118,841
Mexico (Free)                         $ 30,779
Netherlands                           $ 27,343
Pacific ex-Japan                           n/a(3)
Singapore (Free)                      $100,657
South Korea                           $ 13,870(4)
Spain                                 $ 46,035
Sweden                                $ 28,601
Switzerland                           $ 44,744
Taiwan                                $ 15,531(5)
United Kingdom                        $156,078

_____________________
(1) For the period July 11, 2000 (commencement of operations) through August 31, 2000.
(2) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
(3)  The fund does not pay Rule 12b-1 fees .
(4) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
(5) For the period June 21, 2000 (commencement of operations) through August 31, 2000.

In the aggregate, the Distributor received $2,090,825 for the period March 29, 2000 to August 31, 2000 from the Index Funds pursuant to the Plan, retaining $167,266, and paying out the remainder to unaffiliated third parties. The retained amounts represent .02%, respectively, of the average daily net assets of the Index Funds, which the Distributor received for monitoring the purchase and redemption of Creation Units, as described below under the "Purchase and Issuance of iShares in Creation Units" and "Redemption of iShares in Creation Units." During the period March 26, 2000 to August 31, 2000, the Distributor paid $402,423; $697,086; and $824,050, respectively, for (1) postage and other expenses of distributing prospectuses, statements of additional information and other marketing materials, (2) advertising-related expenses and (3) compensation to broker-dealers for distribution assistance, respectively, which amounts were allocated to payments made under the Plan by each Index Fund based on its average daily net assets for the period.

Prior to March 29, 2000, Funds Distributor, Inc. ("FDI"), located at 60 State Street, Suite 1300, Boston, MA 02109 served as the principle underwriter distributor of iShares. FDI received or accrued the following amounts pursuant to the Plan:

                   Fiscal Year Ended    Fiscal Year Ended   September 1, 1999 to
    Index Fund      August 31, 1998      August 31, 1999       March 28, 2000
    ----------------------------------------------------------------------------
    Australia            $ 87,845             $100,454              69,538
    Austria              $ 13,513             $ 20,091              12,982
    Belgium              $ 62,876             $ 33,264              14,290
    Canada               $ 44,024             $ 24,597              13,240
    France               $ 56,481             $101,768              95,459
    Germany              $ 89,498             $162,890             166,348
    Hong Kong            $ 94,745             $146,272              95,027
    Italy                $123,496             $137,994              66,635
    Japan                $333,432             $811,896             985,679
    Malaysia (Free)      $100,121             $130,950             119,977

    Mexico (Free)        $ 29,617             $ 28,898              28,127
    Netherlands          $ 34,109             $ 50,383              31,576
    Singapore (Free)     $ 90,132             $189,081             131,430
    Spain                $ 40,521             $ 68,791              45,226
    Sweden               $ 25,775             $ 32,110              26,562
    Switzerland          $ 49,386             $ 69,451              44,434
    United Kingdom       $104,206             $182,183             137,048

In the aggregate, FDI received $1,379,777, $2,291,073 and $2,083,576 for the fiscal years ended August 31, 1998 and 1999 and the period September 1, 1999 to March 28, 2000, respectively, from the Index Funds pursuant to the Plan, retaining $133,964, $229,107 and $2,084, respectively, and paying out the remainder to unaffiliated third parties. The retained amounts represent .02%, respectively, of the average daily net assets of the Index Funds, which FDI received for monitoring the purchase and redemption of Creation Units, as described below under the "Purchase and Issuance of iShares in Creation Units" and "Redemption of iShares in Creation Units." During the fiscal years ended August 31, 1998 and 1999 and the period September 1, 1999 to March 28, 2000, FDI paid $885,446, $1,553,929 and $1,526,358; $248,720, $347,662 and $381,537; and
$111,647, $160,375 and $173,388, respectively, for (1) postage and other expenses of distributing prospectuses, statements of additional information and other marketing materials, (2) advertising-related expenses and (3) compensation to broker-dealers for distribution assistance, respectively, which amounts were allocated to payments made under the Plan by each Index Fund based on its average daily net assets for the period.

Custodian and Lending Agent. Chase serves as the Custodian for the cash and portfolio securities of each Index Fund pursuant to a Custodian Agreement between Chase and the Company and as Lending Agent for each Index Fund. As Lending Agent, Chase causes the delivery of loaned securities from the Company to borrowers, arranges for the return of loaned securities to the Company at the termination of the loans, requests deposit of collateral, monitors daily the value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. Chase may from time to time reimburse expenses to one or more Index Funds. Chase, as Custodian and Lending Agent, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of Chase is One Pierrepont Plaza, Brooklyn, New York, 11201.

For its custody services to each Index Fund, Chase has been paid since February 1, 2000 per annum fees based on the aggregate net assets of the Index Funds as follows: Australia Index Fund (0.05%); Austria Index Fund (0.06%); Belgium Index Fund (0.05%); Brazil (Free) Index Fund (0.20%); Canada Index Fund (0.02%); EMU Index Fund (a fee based on the aggregate net assets of each of the EMU Index Fund's investments in Austria, Belgium, France, Germany, Italy, Netherlands, Portugal and Spain at the fees applicable to the Index Funds corresponding to these countries, plus Finland (0.06%) and Ireland (0.06%)); France Index Fund (0.05%); Germany Index Fund (0.04%); Hong Kong Index Fund (0.04%); Indonesia
(Free) Index Fund (0.35%); Italy Index Fund (0.05%); Japan Index Fund (.026%); Malaysia (Free) Index Fund (0.07%); Mexico (Free) Index Fund (0.15%); Netherlands Index Fund (0.04%); Pacific ex-Japan Index Fund (0.05%); Portugal Index Fund (0.20%); Singapore (Free) Index Fund (0.05%); South Africa Index Fund (0.12%); South Korea Index Fund (0.15%); Spain Index Fund (0.05%); Sweden Index Fund (0.05%); Switzerland Index Fund (0.05%); Taiwan Index Fund (0.20%); Thailand (Free) Index Fund (0.12%); Turkey Index Fund (0.25%); United Kingdom Index Fund (0.01%); and USA Index Fund (0.01%). As remuneration for its services in connection with lending portfolio securities of the Index Funds, Chase is paid by the Company, in respect of each Index Fund, 40% of the net investment income earned on the collateral for securities loaned.

Transfer Agent. PFPC Inc. (the "Transfer Agent"), an indirect wholly owned subsidiary of PNC Bank Corp., provides transfer agency services pursuant to an agreement with the Company. The Transfer Agent has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of the Transfer Agent is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19110.

BROKERAGE ALLOCATION

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Advisor looks for prompt execution of the order at a favorable price. Generally, the Advisor works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Company will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. Since the investment objective of each Index Fund is investment performance that corresponds to that of an index, the Advisor does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

Subject to allocating brokerage to receive a favorable price and prompt execution, the Advisor may select brokers who are willing to provide payments to third party service suppliers to an Index Fund, to reduce expenses of the Index Fund.

The Advisor assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Company and one or more other investment companies or clients supervised by the Advisor are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Advisor, taking into account the sizes of such other investment companies and clients and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Company is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Company. The primary consideration is prompt execution of orders at the most favorable net price. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Index Fund is expected to be under 50%. See "Implementation of Policies" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

For the fiscal year ended August 31, 2000, the Company paid $1,776,128 in aggregate brokerage commissions. During that fiscal year, certain portfolio transactions were executed through Morgan Stanley & Co. Incorporated ("MS&Co."), an affiliated broker of the Company due to the Company Secretary's position as a Managing Director of MS&Co. During the fiscal years ended August 31, 2000, 1999 and 1998, the Company paid brokerage commissions to MS&Co. in amounts of $229,929, $40,364 and $2,406, respectively (or 12.9%, 5.7% and 0.6%, respectively, of the aggregate brokerage commissions paid in those years).

ADDITIONAL INFORMATION CONCERNING iSHARES

Capital Stock.  The Company currently is comprised of twenty-nine series of
-------------
shares of common stock, par value $.001 per share, referred to herein as iShares: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Brazil (Free) Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Greece Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Indonesia (Free) Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia (Free) Index Fund, the iShares MSCI Mexico (Free) Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Pacific ex-Japan Index Fund, the iShares MSCI Portugal Index Fund, the iShares MSCI Singapore (Free) Index Fund, the iShares MSCI South Africa Index Fund, the iShares MSCI South Korea Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund, the iShares MSCI Taiwan Index Fund, the iShares MSCI Thailand (Free) Index Fund, the iShares MSCI Turkey Index Fund, the iShares MSCI United Kingdom Index Fund and the iShares MSCI USA Index Fund. Each Index Fund has been issued a separate class of capital stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Articles of Incorporation provide that the shares of each series of common stock of the Company are redeemable, at net asset value, at the option of the Company, in whole or any part, on such terms as the Board of Directors may by resolution approve, without the consent of the holders thereof.

Each iShares issued by the Company has a pro rata interest in the assets of the corresponding Index Fund. The Company is currently authorized to issue 10.9 billion shares of common stock. The following number of shares is currently authorized for each Index Fund: the iShares MSCI Australia Index Fund, 127.8 million shares; the iShares MSCI Austria Index Fund, 19.8 million shares; the iShares MSCI Belgium Index Fund, 136.2 million shares; the iShares MSCI Brazil
(Free) Index Fund, 500 million shares; the iShares MSCI Canada Index Fund, 340.2 million shares; the iShares MSCI EMU Index Fund, 500 million shares; the iShares MSCI France Index Fund, 340.2 million shares; the iShares MSCI Germany Index Fund, 382.2 million shares; the iShares MSCI Greece Index Fund, 200 million shares; the iShares MSCI Hong Kong Index Fund, 191.4 million shares; the iShares MSCI Indonesia (Free) Index Fund, 200 million shares; the iShares MSCI Italy Index Fund, 63.6 million shares; the iShares MSCI Japan Index Fund, 2,124.6 million shares; the iShares MSCI Malaysia (Free) Index Fund, 127.8 million shares; the iShares MSCI Mexico (Free) Index Fund, 255 million shares; the iShares MSCI Netherlands Index Fund, 255 million shares, iShares MSCI Pacific ex-Japan Index Fund, 500 million shares; the iShares MSCI Portugal Index Fund, 200 million shares; the iShares MSCI Singapore (Free) Index Fund, 191.4 million shares; the iShares MSCI South Africa Index Fund, 200 million shares; the iShares MSCI South Korea Index Fund, 200 million shares; the iShares MSCI Spain Index Fund, 127.8 million shares; the iShares MSCI Sweden Index Fund, 63.6 million shares; the iShares MSCI Switzerland Index Fund, 318.625 million shares; the iShares MSCI Taiwan Index Fund, 200 million shares; the iShares MSCI Thailand (Free) Index Fund, 200 million shares; the iShares MSCI Turkey Index Fund, 200 million shares; the iShares MSCI United Kingdom Index Fund, 943.2 million shares; and the iShares MSCI USA Index Fund, 500 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Index Fund, and in the net distributable assets of such Index Fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Units of their shares. The Articles of Incorporation confers upon the Board of Directors the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

Each iShare has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law; stockholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular Index Fund it will be voted on only by that Index Fund and if a matter affects a particular Index Fund differently from other Index Funds, that Index Fund will vote separately on such matter. Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Company (regardless of Index Fund) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.

The Company issues through the Authorized Participants to its stockholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors approved by the Company's Directors and by the stockholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Company's distributions.

Stockholder inquiries may be made by writing to the Company, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

Book Entry Only System.  DTC acts as securities depositary for iShares. iShares
----------------------
of each Index Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for iShares.

DTC has advised the Company as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). DTC agrees with and represents to its Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

Beneficial ownership of iShares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of iShares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in iShares.

Beneficial Owners of iShares are not entitled to have iShares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of iShares. The Company understands that under existing industry practice, in the event the Company requests any action of holders of iShares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding iShares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Company recognizes DTC or its nominee as the owner of all iShares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the iShares holdings of each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding iShares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

iShares distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all iShares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in iShares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of iShares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Company has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such iShares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to iShares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of iShares, unless the Company makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which iShares may be listed).

PURCHASE AND REDEMPTION OF iSHARES

Creation Units. The Company issues and redeems iShares of each Index Fund only in aggregations of iShares specified for each Index Fund. The following table sets forth the number of iShares of an Index Fund that constitute a Creation Unit for such Index Fund and the value of such Creation Unit at November 30, 2000:

                                                        Value Per
                                     iShares Per         Creation
                Index Fund          Creation Unit      Unit ($U.S.)
        ------------------------------------------------------------
          Australia                         200,000       $1,827,698
          Austria                           100,000       $  699,337
          Belgium                            40,000       $  484,222
          Brazil (Free)                      50,000       $  722,071
          Canada                            100,000       $1,335,058
          EMU                                50,000       $3,429,190
          France                            200,000       $4,594,100
          Germany                           300,000       $5,455,879
          Greece*                            50,000       $1,000,000
          Hong Kong                          75,000       $  803,797
          Indonesia (Free)*                  50,000       $1,000,000
          Italy                             150,000       $3,310,612
          Japan                             600,000       $7,124,714
          Malaysia (Free)                    75,000       $  408,696
          Mexico (Free)                     100,000       $1,396,208
          Netherlands                        50,000       $1,093,805
          Pacific ex-Japan                  100,000       $5,000,000*
          Portugal*                          50,000       $1,000,000
          Singapore (Free)                  100,000       $  672,891
          South Africa*                      50,000       $1,000,000
          South Korea                        50,000       $  620,618
          Spain                              75,000       $1,618,558
          Sweden                             75,000       $1,310,379
          Switzerland                       125,000       $1,935,537
          Taiwan                             50,000       $  555,654
          Thailand (Free)*                   50,000       $1,000,000
          Turkey*                            50,000       $1,000,000
          United Kingdom                    200,000       $3,378,665
          USA*                              500,000       $5,000,000


        *    Estimated.

See "Purchase and Issuance of iShares in Creation Units" and "Redemption of iShares in Creation Units" below. The Board of Directors of the Company reserves the right to declare a split or a consolidation in the number of iShares outstanding of any Index Fund of the Company, and to make a corresponding change in the number of iShares constituting a Creation Unit, in the event that the per iShares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of iShares in Creation Units.

General. The Company issues and sells iShares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their net asset value next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A "Business Day" with respect to each Index Fund is any day on which (i) the New York Stock Exchange ("NYSE") and (ii) the stock exchange(s) and Company subcustodian(s) relevant to such Index Fund are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The stock exchange and/or subcustodian holidays relevant to each Index Fund are set forth in Appendix B to this SAI.

Portfolio Deposit. The consideration for purchase of a Creation Unit of iShares of an Index Fund (except for the iShares MSCI Brazil (Free), Malaysia (Free), South Korea and Taiwan Index Funds, which are currently offered, in their iShares Creation Units solely for cash) generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting an optimized representation of the Index Fund's benchmark foreign securities index and an amount of cash computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit," which represents the minimum initial and subsequent investment amount for shares of any Index Fund of the Company. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables the Company to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the Portfolio Securities with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Portfolio Securities had been held by the Company for the entire Accumulation Period. The "Balancing Amount" is an amount equal to the difference between (x) the net asset value (per Creation
Unit) of the Index Fund and (y) the sum of (i) the Dividend Equivalent Payment and (ii) the market value (per Creation Unit) of the securities deposited with the Company (the sum of (i) and (ii) is referred to as the "Deposit Amount"). The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

The Advisor makes available through the Distributor on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Index Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of iShares of a given Index Fund until such time as the next-announced Portfolio Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Index Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of the Index Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Company reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Index Fund, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, the Distributor also makes available (i) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding iShares of each Index Fund, and (ii) on a continuous basis throughout the day, the sum of the Dividend Equivalent Payment effective through and including the close of the previous trading session in the relevant foreign market, plus the current value of the requisite Deposit Securities as in effect on such day.

Role of The Authorized Participant. Creation Units of iShares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Company and the Distributor ("Authorized Participant"). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of iShares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of iShares may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of iShares, the Authorized Participant must give notice to the Distributor of its intent to submit an order to purchase iShares after 9:00 a.m. but not later than 4:00 p.m., Eastern time (except for the Malaysia (Free), South Korea and Taiwan Index Funds for which orders must be submitted by 11:59 p.m. Eastern time)on the relevant Business Day. The Distributor shall cause the Advisor and the Custodian to be informed of such advice. The Custodian will then provide such information to the appropriate subcustodian. For each Index Fund, the Custodian shall cause the subcustodian of the Index Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Company.

Deposit Securities must be delivered to an account maintained at the applicable local subcustodian.

Following the notice of intention, an irrevocable order to purchase Creation Units, in the form required by the Company, must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the AMEX (currently 4:00 p.m., Eastern time (except for the Malaysia (Free), South Korea and Taiwan Index Funds for which orders must be submitted by 11:59 p.m. Eastern time)) on the relevant Business Day. (The required form of an order to purchase is available on request from the Distributor.) Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Orders must be transmitted by the Authorized Participant to the Distributor by facsimile or electronic transmission as provided in the Authorized Participant Agreement.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Company, immediately available or same day funds estimated by the Company to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit of iShares. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX.

Investors should be aware that an Authorized Participant may require orders for purchases of iShares placed with it to be in the form required by the individual Authorized Participant, which form will not be the same as the form of purchase order specified by the Company, which the Authorized Participant must deliver to the Distributor.

Timing of Submission of Creation Unit Purchase Orders and Redemption Requests. Although an Authorized Participant ordinarily must submit to the Distributor a purchase order or a redemption request in respect of Creation Units of any Index Fund on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time, the Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the AMEX is not open for business) via communication through the facilities of the Distributor's proprietary website maintained for this purpose. However, the ability of an Authorized Participant to submit a purchase order or redemption request at any time via this website does not assure the Authorized Participant that such order or request will be processed at the net asset value determined on the date of such submission. The purchase order or redemption request, once accepted by the Company, will be processed based on the net asset value determined after such acceptance, either on the date of submission or on the next day that net asset value is determined, as the case may be, in accordance with the Company's standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this Statement of Additional Information.

Acceptance of Purchase Order. Subject to the conditions that (i) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the closing time of the regular trading session on the AMEX, and (ii) arrangements satisfactory to the Company are in place for payment of the Cash Component and any other cash amounts which may be due, the Company will accept the order, subject to its right (and the right of the Distributor and the Advisor) to reject any order until acceptance.

Once the Company has accepted an order, upon next determination of the net asset value of the shares, the Company will confirm the issuance, against receipt of payment, of a Creation Unit of iShares of the Index Fund at such net asset value. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Company reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Index Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Index Fund; (b) the Deposit Securities delivered are not as specified by the Advisor, as described above; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Index Fund; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Company or the Advisor, have an adverse effect on the Company or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Company, the Distributor and the Advisor make it for all practical purposes impossible to process purchase orders. The Company shall notify a prospective purchaser of its rejection of the order of such person. The Company and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of iShares of an Index Fund will not be issued until the transfer of good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the Advisor, and the Company will issue and cause the delivery of the Creation Unit of iShares.

To the extent contemplated by an Authorized Participant's agreement with the Company, the Company will issue Creation Units of iShares to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash or Short-Term Investments having a value at least equal to such amount as required by the Company in accordance with its then-effective procedures, provided that such amount shall be no less than 125% of the value of the missing Deposit Securities. Information concerning the Company's current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Company to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such securities and the value of the collateral.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company's determination shall be final and binding.

Cash Purchase Method. Although the Company does not ordinarily permit cash purchases of Creation Units, when cash purchases of Creation Units of iShares are available or specified for an Index Fund (Creation Units of the Brazil
(Free), Malaysia (Free), South Korea and Taiwan Index Funds are currently offered only for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Company's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units of iShares are described below.

Purchase Transaction Fee. A purchase transaction fee payable to the Company is imposed to compensate the Company for the transfer and other transaction costs of an Index Fund associated with the issuance of Creation Units of iShares. Purchasers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate the relevant Index Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Company permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of iShares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Company.

                                                      Maximum Additional
                                In-kind and cash     Variable Charge for
                Index Fund         purchases            Cash Purchases*
          ----------------------------------------------------------------
          Australia                  $2,400                  0.60%
          Austria                    $1,200                  0.67%
          Belgium                    $1,500                  0.30%
          Brazil (Free)              $4,100                    **
          Canada                     $3,300                  0.30%
          EMU                        $8,000                  1.05%
          France                     $2,900                  0.25%
          Germany                    $2,500                  0.25%
          Greece                     $3,500                  1.50%
          Hong Kong                  $2,900                  0.60%
          Indonesia (Free)           $4,700                  1.18%
          Italy                      $2,200                  0.30%
          Japan                      $8,300                  0.15%
          Malaysia (Free)            $5,500                    **
          Mexico (Free)              $1,400                  0.50%
          Netherlands                $2,000                  0.25%
          Pacific ex-Japan           $7,200                  1.80%
          Portugal                   $2,000                  1.65%
          Singapore (Free)           $2,200                  1.60%
          South Africa               $2,900                  1.60%
          South Korea                $4,200                    **
          Spain                      $2,300                  0.25%
          Sweden                     $2,200                  0.30%
          Switzerland                $2,600                  0.40%
          Taiwan                     $6,200                    **
          Thailand (Free)            $3,300                  1.41%
          Turkey                     $3,900                  1.46%

                                                      Maximum Additional
                                In-kind and cash     Variable Charge for
                Index Fund         purchases            Cash Purchases*
          ----------------------------------------------------------------
          United Kingdom             $5,100                  0.25%
          USA                        $2,900                  0.50%

          *    As a percentage of the value of amount invested.
          ** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 3.00%.

Example. A hypothetical example of the costs of creating a Creation Unit of iShares of the Japan Index Fund is set forth below for illustrative purposes only. The exchange rate reflected in the table is Y110.75 per US$1.

                       Unit Creation Calculation in     Unit Creation Calculation in     Daily NAV Calculation in
                               Japanese Yen                 United States Dollars          United States Dollars
                    -----------------------------------------------------------------------------------------------
Execution                      787,236,717                        7,106,628                    7,106,628
Commissions                        393,618                            3,553                          N/A
Stamp Taxes                              0                                0                          N/A
Risk Premium                             0                                0                          N/A
Accrued Income                   2,003,477                           18,086                       18,086
Creation Charge                    919,933                            8,300                          N/A
iShares Unit Value             790,553,245                        7,136,567                    7,124,714
Per iShares                                                           11.89                        11.87
Shares                             600,000

See "Investment Advisory, Management, Administrative and Distribution Services" herein, for additional information concerning the distribution arrangements for iShares.

Redemption of iShares in Creation Units. iShares may be redeemed only in
----------------------------------------
Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Distributor and only on a day on which the AMEX is open for trading. The Company will not redeem iShares in amounts less than Creation Units. Beneficial Owners also may sell iShares in the secondary market, but must accumulate enough iShares to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of iShares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of iShares to constitute a redeemable Creation Unit.

With respect to each Index Fund (other than the Brazil (Free), Malaysia (Free), South Korea and Taiwan Index Funds, which currently redeem Creation Units of iShares solely for cash) the Advisor makes available through the Distributor immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each day that the AMEX is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for an Index Fund, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by the Distributor on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds. In the case of a resident Australian or New Zealand holder, notwithstanding the foregoing, such holder is only entitled to receive cash upon its redemption of Creation Units of iShares.

A redemption transaction fee payable to the Company is imposed to offset transfer and other transaction costs that may be incurred by the relevant Index Fund, including market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.


                                                      Maximum Additional
                                In-kind and cash     Variable Charge for
                Index Fund         purchases            Cash Purchases*
          ----------------------------------------------------------------

          Australia                 $2,400                  0.60%
          Austria                   $1,200                  0.67%
          Belgium                   $1,500                  0.30%
          Brazil (Free)             $4,100                    **
          Canada                    $3,300                  0.30%
          EMU                       $8,000                  1.05%
          France                    $2,900                  0.25%
          Germany                   $2,500                  0.25%
          Greece                    $3,500                  1.50%
          Hong Kong                 $2,900                  0.60%
          Indonesia (Free)          $4,700                  1.18%
          Italy                     $2,200                  0.30%
          Japan                     $8,300                  0.40%
          Malaysia (Free)           $5,500                    **
          Mexico (Free)             $1,400                  0.50%
          Netherlands               $2,000                  0.25%
          Pacific ex-Japan          $7,200                  1.50%
          Portugal                  $2,000                  1.65%
          Singapore (Free)          $2,200                  1.30%
          South Africa              $2,900                  1.60%
          South Korea               $4,200                    **
          Spain                     $2,300                  0.45%
          Sweden                    $2,200                  0.30%
          Switzerland               $2,600                  0.40%
          Taiwan                    $6,200                    **
          Thailand (Free)           $3,300                  1.41%
          Turkey                    $3,900                  1.46%
          United Kingdom            $5,100                  0.75%
          USA                       $2,900                  0.50%

          *    As a percentage of the value of amount invested.
          ** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 2.00%.

Redemption requests in respect of Creation Units of any Index Fund must be submitted to the Distributor by or through an Authorized Participant on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 4:00 p.m., Eastern time (except for the Malaysia (Free), South Korea and Taiwan Index Funds for which orders must be submitted by 11:59 p.m. Eastern time). Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption, in the form required by the Company, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the iShares to the Company's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Company's Transfer Agent the Creation Unit of iShares being redeemed through the book-entry system of DTC so as to be effective by the AMEX closing time on a day on which the AMEX is open for business and (ii) a duly completed request form is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor after 9:00 a.m. and not later than 2:00 p.m. on the next following day (on which the AMEX is open for business). If the Transfer Agent does not receive the investor's iShares through DTC's facilities by 2:00 p.m. on the AMEX business day following the day that the redemption request is received, the redemption request shall be rejected and may be resubmitted the next day that the AMEX is open for business. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the AMEX. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the iShares.

Upon receiving a redemption request, the Distributor shall notify the Company and the Company's Transfer Agent of such redemption request. The tender of an investor's iShares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds iShares, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request. See "Book-Entry System Only."

In connection with taking delivery of shares of Deposit Securities upon redemption of iShares, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by the Index Funds relating to those countries generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. For each country relating to an Index Fund, Appendix B hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Index Fund, the Company will make delivery of in-kind redemption proceeds within the number of days stated in Appendix B to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Portfolio Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of iShares of the relevant Index Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Company's brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Index Fund). Redemptions of iShares for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws and each Index Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Index Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

Although the Company does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the Brazil (Free), Malaysia (Free), South Korea and Taiwan Index Funds may be redeemed only for cash, and resident Australian and New Zealand holders may redeem solely for cash), in the event that cash
redemptions are permitted or required by the Company, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix B hereto where more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant's agreement with the Company, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units of iShares to be redeemed to the Distributor, on behalf of the Company, at or prior to 2:00 p.m. on the AMEX business day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing iShares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value at least equal to 125% of the value of the missing iShares. The collateral is marked to market daily in accordance with the Company's procedures. The Company's current procedures for collateralization of missing iShares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Company's custodian and marked to market daily, and that the fees of the custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Company to purchase the missing iShares or acquire the Portfolio Securities and the Cash Component underlying such iShares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such iShares, Portfolio Securities or Cash Component and the value of the collateral.

Because the Portfolio Securities of an Index Fund may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for such Index Fund, stockholders may not be able to redeem their shares of such Index Fund, or to purchase or sell iShares on the AMEX, on days when the net asset value of such Index Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Index Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Index Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Determining Net Asset Value. Net asset value per share for each Index Fund is computed by dividing the value of the net assets of such Index Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. Except in the case of the iShares MSCI Australia, Brazil, Hong Kong, Indonesia (Free), Japan, Malaysia
(Free), Pacific ex-Japan, Singapore (Free), South Korea, Taiwan and Thailand
(Free) Index Funds, the net asset value of each Index Fund is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. ("NYSE") (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open. The net asset value of each of the iShares MSCI Australia, Brazil, Hong Kong, Indonesia (Free), Japan, Malaysia (Free), Pacific ex-Japan, Singapore (Free), South Korea, Taiwan and Thailand (Free) Index Funds is determined as of 8:30 a.m. (Eastern time) on each day that the NYSE is open. The net asset value of the iShares MSCI Brazil Index Fund is determined as of 5:00 p.m. (Eastern time) on each day that the NYSE is open. The Company may establish additional times for the computation of net asset value of one or more Index Funds in the future in connection with the possible future trading of iShares of such Index Funds on one or more foreign exchanges.

Portfolio securities for which market prices are readily available are valued using the official closing prices of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark indices used by the Index Funds. Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Company's Board of Directors. Currency values generally are converted into US dollars using the same exchange rates utilized by Morgan Stanley Capital International in the calculation of the relevant MSCI Indices (currently, exchange rates as of

4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) Index is that as of 3:00 p.m. Eastern time). However, the Company may use a different rate from the rate used by MSCI in the event the Advisor concludes that such rate is more appropriate and, as of the date of this SAI, is using a different rate than the MSCI in computing the net asset value of the iShares MSCI Malaysia (Free) Index Fund. Any such use of a different rate than MSCI may adversely affect an Index Fund's ability to track its benchmark MSCI Index.

Continuous Offering. The method by which Creation Units of iShares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of iShares are issued and sold by the Company on an ongoing basis, at any point a "distribution", as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent iShares, and sells some or all of the iShares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new iShares with an active selling effort involving solicitation of secondary market demand for iShares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person's activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in iShares, whether or not participating in the distribution of iShares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Company has, however, applied to the Securities and Exchange Commission for an exemption from this prospectus delivery obligation in ordinary iShares secondary market transactions under certain circumstances, on the condition that iShares purchasers are provided with a iShares product description. If the SEC granted the Company this relief, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to iShares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national exchange member in connection with a sale on the national exchange is satisfied by the fact that the Index Fund's prospectus is available at the national exchange (i.e., the AMEX) upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national exchange and not with respect to "upstairs" transactions. Foreign brokers are advised that it has been the SEC's policy for many years that sales of open-end investment companies that register with the SEC (such as the Fund) be sold in accordance with the requirements of U.S. law, except that in the case of a conflict with specifically applicable foreign law, the foreign law generally would be considered controlling.

TAXES

The Company on behalf of each Index Fund has the right to reject an order for a purchase of iShares if the purchaser (or group of purchasers) would, upon obtaining the iShares so ordered, own 80% or more of the outstanding iShares of a given Index Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Index Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Purchase and Issuance of iShares in Creation Units."

Each Index Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90 percent of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (1) at least 90 percent of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (2) at the close of each quarter of the company's taxable year, (a) at least 50 percent of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25 percent of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section 851(b)(3)(B) of the Internal Revenue Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

Each Index Fund may be subject to foreign income taxes withheld at source. Each Index Fund will elect to "pass through" to its investors the amount of foreign income taxes paid by the Index Fund provided that the investor held the Index Fund, and the Index Fund held the security, on the dividend settlement date and for at least fourteen additional days immediately before and/or thereafter, with the result that each investor will (i) include in gross income, even though not actually received, the investor's pro rata share of the Index Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's pro rata share of the Index Fund's foreign income taxes. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Index Fund and (ii) the portion of any dividend paid by the Index Fund which represents income derived from foreign sources; the Index Fund's gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the Index Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the Index Fund's foreign income taxes. Taxes other than foreign income taxes, including any profits levy payable by the iShares Malaysia (Free) Index Fund, are not passed through to you in this way.

If any Index Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Index Fund will be subject to one of the following special tax regimes: (i) the Index Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Index Fund as a dividend to its shareholders; (ii) if the Index Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," the Index Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Index Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Index Fund or (iii) the Index Fund is entitled to mark-to-market annually the shares of the passive foreign investment company, and is required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

An Index Fund will be subject to a 4 percent excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98 percent of its ordinary income for the calendar year plus 98 percent of its capital gain net income for the twelve months ended October 31 of such year. Each Index Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4 percent excise tax.

An investor in an Index Fund that is a foreign corporation or an individual who is a nonresident alien for U.S. tax purposes will be subject to adverse U.S. tax consequences. For example, dividends paid out of an Index Fund's investment company taxable income will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if the foreign investor is eligible for the benefits of an income tax treaty). Foreign investors are urged to consult their own tax advisors regarding the U.S. tax treatment, in their particular circumstances, of ownership of shares in an Index Fund.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of the Company should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

PERFORMANCE INFORMATION

The performance of the Index Funds may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

Quotations of average annual total return are expressed in terms of the average annual rate of return of a hypothetical investment in an Index Fund over periods of 1, 5 and 10 years (or the life of an Index Fund, if shorter). Such total return figures will reflect the deduction of a proportional share of such Index Fund's expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

Total return is calculated according to the following formula: P(1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period). The total returns for the period March 6, 1996 (commencement of operations for the initial Index Funds) to August 31, 1996 (not annualized) and for the fiscal years ended August 31, 2000 for each Index Fund were:

                                                                           Inception* through
     Index Fund                 One Year Ended August 31, 2000              August 31, 2000
     -----------------------------------------------------------------------------------------
     Australia                                 1.84%                             3.00%
     Austria                                 -15.51%                            -5.69%
     Belgium                                 -15.50%                             6.72%
     Brazil (Free)                              N/A                             -2.97%(1)
     Canada                                   67.21%                            22.27%
     EMU                                        N/A                             -5.82%(2)
     France                                   23.45%                            22.31%
     Germany                                   8.44%                            14.43%
     Hong Kong                                14.73%                             4.48%
     Italy                                    13.35%                            19.98%
     Japan                                     8.75%                            -0.51%
     Malaysia (Free)                           7.57%                           -14.09%
     Mexico (Free)                            28.20%                            15.04%
     Netherlands                               1.28%                            14.66%
     Pacific ex-Japan                           n/a(3)                            n/a(3)
     Singapore (Free)                         -1.29%                            -8.65%
     South Korea                                N/A                            -10.81%(4)
     Spain                                    -1.81%                            19.59%
     Sweden                                   39.15%                            25.11%
     Switzerland                               1.96%                             9.51%
     Taiwan                                     N/A                            -12.10%(5)
     United Kingdom                           -3.00%                            14.77%

     _________________________
     *Unless otherwise noted, each Index Fund commenced operations on March 6, 1996.
     (1) For the period July 11, 2000 (commencement of operations) through August 31, 2000.
     (2) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
     (3)  The fund commenced operations on October 26, 2001.
     (4) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
     (5) For the period June 21, 2000 (commencement of operations) through August 31, 2000.

As of the date of this SAI, the Greece, Indonesia (Free), Portugal, South Africa, Thailand (Free), Turkey and USA Index Funds have not commenced investment operations.

Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in an Index Fund on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. However, currently there is no dividend reinvestment option available to shareholders of iShares and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it is not expressed in terms of an average rate of return.

The yield of an Index Fund is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[(a-b/cd + 1)6-1] (where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = the maximum offering price per share on the last day of the period).

Quotations of cumulative total return, average annual total return or yield reflect only the performance of a hypothetical investment in an Index Fund during the particular time period on which the calculations are based. Such quotations for an Index Fund will vary based on changes in market conditions and the level of such Index Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

The cumulative and average total returns and yields do not take into account federal or state income taxes which may be payable; total returns and yields would, of course, be lower if such charges were taken into account.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner.
Since there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Company with performance quoted with respect to other investment companies or types of investments.

Because some or all of the Company's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Company's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Company. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance information for any of the countries in which the Company invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

From time to time, in advertising and marketing literature, the Company's performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Company will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

In addition, in connection with the communication of its performance to current or prospective shareholders, the Company also may compare those figures to the performance of certain unmanaged indices which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such indices include, but are not limited to the following:

     .  Dow Jones Industrial Average
     .  Consumer Price Index
     .  Standard & Poor's 500 Composite Stock Price Index (S&P 500)
     .  NASDAQ OTC Composite Index
     .  NASDAQ Industrials Index
     . International Finance Corporation's (Global) Composite and (Investable) Composite Indices

     .  Morgan Stanley Capital International Indices
     .  NASDAQ Composite Index
     .  Wilshire 5000 Stock Index

In addition, the Company from time to time may compare the results of each Index Fund to the following national benchmarks:

                         COUNTRY            NATIONAL INDEX
                         -------------------------------------------
                         Australia          All Ordinaries
                         Austria            Vienna Stock Exchange
                         Brazil             Sao Paulo Bovespa
                         Belgium            Brussels Stock Exchange
                         Canada             Toronto 300
                         EMU                Euro Stoxx 50
                         France             CAC 40
                         Germany            DAX
                         Greece             FTSE/ASE 20
                         Hong Kong          Hang Seng
                         Indonesia          Composite
                         Italy              BCI
                         Japan              Nikkei 225
                         Malaysia           KLSE
                         Mexico             IPC
                         Netherlands        CBS All Share
                         New Zealand        NZSE 40
                         Portugal           Lisbon BVL General
                         Singapore          SES All
                         South Africa       Johannesburg All-Share
                         South Korea        Composite
                         Spain              MA Madrid Index
                         Sweden             Aff. General
                         Switzerland        Swiss Market Index
                         Taiwan             TWSE
                         Thailand (Free)    SET
                         Turkey             ISE National 100
                         U.K.               FTSE 100

From time to time, the Company may use in marketing materials a graph entitled "The Efficient Frontier," which illustrates the historical risks and returns of selected unmanaged indices which track the performance of various combinations of United States and international securities for a certain time period, such as twenty years. A twenty year graph, for example, shall use twenty year annualized international returns represented by the MSCI Europe, Australasia and Far East (EAFE) Index and twenty year annualized United States returns represented by the S&P 500 Index. Risk is measured by the standard deviation in overall performance within each index. Data presented in the graph shall be provided by Ibbotson Associates, Inc. Performance of an index is historical and does not represent performance of the Company, and is not a guarantee of future results.

Evaluation of Company performance of the Index Funds or other relevant statistical information made by independent sources may also be used in advertisements and sales literature concerning the Company, including reprints of, or selections from, editorials or articles about the Company. Sources for Company performance information and articles about the Company include, but are not limited to, the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews investment company performance data.
Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of investment companies investing abroad.
CDA Investment Technologies, an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate indices. Forbes, a national business publication that from time to time reports the performance of specific investment companies.
Fortune, a national business publication that periodically rates the performance of a variety of investment companies.
The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.
Ibbotson Associates, Inc., a company specializing in investment research and data.
Investment Company Data, Inc., an independent organization that provides performance ranking information for broad classes of mutual funds.
Investor's Business Daily, a daily newspaper that features financial, economic, and business news.
Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.
Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.
Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.
Morgan Stanley International, an integrated investment banking firm that compiles statistical information.
The New York Times, a nationally distributed newspaper that regularly covers financial news.
Smart Money, a national personal finance magazine published monthly by Dow Jones & Company, Inc. and The Hearst Corporation that focuses on ideas for investing, spending and saving.
Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.
The Wall Street Journal, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.
Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.
Worth, a national publication distributed ten times per year by Capital Publishing Company, a subsidiary of Fidelity Investments that focuses on personal financial journalism.

COUNSEL AND INDEPENDENT AUDITORS

Counsel.  Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, are
-------
counsel to the Company and has passed upon the validity of the Company's shares.

Independent Auditors.  Ernst & Young LLP, 787 Seventh Avenue, New York, New York
--------------------
10019, resigned on April 10, 2001 as independent auditors of the Company due to the new SEC independece requirements. PriceWaterhouseCoopers LLP, 333 Market Street, San Francisco, California, 94105, currently serve as the independent auditors of the Company.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended August 31, 2000 (the "2000 Annual Report") are incorporated in this SAI by reference. No other parts of the 2000 Annual Report are incorporated by reference herein. The financial statements included in the 2000 Annual Report have been audited by the Company's independent auditors, Ernst & Young LLP, whose report thereon is incorporated herein by reference. Additional copies of the 2000 Annual Report may be obtained at no charge by telephoning the Distributor at 1-800-iShares (1-800-474-2737).

                                                                      APPENDIX A

                                                                    APPENDIX A-1

                 MSCI AUSTRALIA INDEX AS OF NOVEMBER 30, 2000

                                                                                    Index Market          Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                                     Industry                    (Millions of US$)           (%)
----------------                                     --------                    -----------------           ---
TELSTRA CORP                          Diversified Telecommunication Services          25,245.54             10.89%
NATIONAL AUSTRALIA BANK                                Banks                          23,747.35             10.24%
COMMONWEALTH BANK                                      Banks                          21,122.37              9.11%
BHP (BROKEN HILL PROP)                            Metals & Mining                     18,241.29              7.87%
NEWS CORP                                              Media                          18,160.66              7.83%
NEWS CORP PLVO                                         Media                          16,537.60              7.13%
WESTPAC BANKING                                        Banks                          13,041.53              5.63%
AMP LTD                                              Insurance                        10,801.81              4.66%
BRAMBLES INDUSTRIES                          Industrial Conglomerates                  5,449.33              2.35%
LEND LEASE                                          Real Estate                        4,723.43              2.04%
FOSTERS BREWING GROUP                                Beverages                         4,624.93              1.99%
COLES MYER                                       Multiline Retail                      4,576.34              1.97%
WOOLWORTHS LTD                                 Food & Drug Retailing                   4,343.38              1.87%
RIO TINTO LTD                                     Metals & Mining                      4,291.80              1.85%
WMC                                               Metals & Mining                      4,226.41              1.82%
WESTFIELD TRUST                                     Real Estate                        3,003.62              1.30%
CSL                                               Pharmaceuticals                      2,827.52              1.22%
COMPUTERSHARE                              Comercial Services & Supplies               2,579.79              1.11%
GENERAL PROPERTY TRUST                              Real Estate                        2,414.01              1.04%
COCA-COLA AMATIL                                     Beverages                         2,366.72              1.02%
WESFARMERS                                   Industrial Conglomerates                  2,293.23              0.99%
CSR                                           Construction Materials                   2,289.54              0.99%
TABCORP HOLDINGS                           Hotels Restaurants & Leisure                2,192.90              0.95%
AUSTRALIAN GAS LIGHT CO                            Gas Utilities                       2,076.71              0.90%
QBE INSURANCE GROUP                                  Insurance                         2,062.76              0.89%
SANTOS                                               Oil & Gas                         1,970.93              0.85%
SUNCORP-METWAY                                         Banks                           1,783.51              0.77%
SOUTHCORP HOLDINGS                           Industrial Conglomerates                  1,738.99              0.75%
AMCOR                                         Containers & Packaging                   1,662.54              0.72%
STOCKLAND TRUST                                     Real Estate                        1,448.36              0.62%
ARISTOCRAT LEISURE                         Hotels Restaurants & Leisure                1,281.69              0.55%
TRANSURBAN GROUP                           Transportation Infrastructure               1,166.38              0.50%
BRIT. AMER TOBACCO AUST                               Tobacco                          1,113.99              0.48%
MIRVAC GROUP                                        Real Estate                        1,081.46              0.47%
MAYNE NICKLESS                                Air Freight & Couriers                   1,005.88              0.43%
MIM HOLDINGS                                      Metals & Mining                        993.41              0.43%
ERG                                     Electronic Equipment & Instruments               942.58              0.41%
LEIGHTON HOLDINGS                           Construction & Engineering                   915.76              0.40%
SMITH (HOWARD)                           Trading Companies & Distributors                898.36              0.39%
FAULDING (F.H.) & CO                              Pharmaceuticals                        894.89              0.39%
GOODMAN FIELDER                                    Food Products                         852.23              0.37%
NORMANDY MINING                                   Metals & Mining                        825.76              0.36%
COCHLEAR                                 Health Care Equipment & Supplies                808.17              0.35%
ORICA                                                Chemicals                           798.85              0.34%
HARDIE (JAMES) IND                               Building Products                       785.35              0.34%
GANDEL RETAIL TRUST                                 Real Estate                          744.27              0.32%

                                                                                    Index Market          Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                                     Industry                    (Millions of US$)           (%)
----------------                                     --------                    -----------------           ---
PACIFIC DUNLOP                               Industrial Conglomerates                  731.34               0.32%
BORAL (NEW)                                   Construction Materials                   573.41               0.25%
FUTURIS CORP                                       Food Products                       563.24               0.24%
AMP DIVERS. PPTY TRUST                              Real Estate                        544.48               0.23%
NEWCREST MINING                                   Metals & Mining                      483.70               0.21%
ILUKA RESOURCES                                   Metals & Mining                      469.44               0.20%
PAPERLINX                                     Paper & Forest Products                  459.10               0.20%
SONS OF GWALIA                                    Metals & Mining                      376.19               0.16%
JONES (DAVID)                                    Multiline Retail                      304.28               0.13%
ONESTEEL                                          Metals & Mining                      213.38               0.09%
DELTA GOLD                                        Metals & Mining                      156.99               0.07%

                                                                    APPENDIX A-2

                  MSCI AUSTRIA INDEX AS OF NOVEMBER 30, 2000

                                                                                    Index Market          Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                                      Industry                   (Millions of US$)           (%)
----------------                                      --------                   -----------------           ---
BANK AUSTRIA                                           Banks                           5,631.96             32.28%
VERBUND OESTERR ELEK A                           Electric Utilities                    2,680.20             15.36%
OMV AG                                               Oil & Gas                         1,845.02             10.57%
WIENERBERGER BAUSTOFF                            Building Products                     1,169.31              6.70%
GENERALI HOLDING VIENNA                              Insurance                         1,112.67              6.38%
AUSTRIA TABAK                                         Tobacco                          1,082.03              6.20%
FLUGHAFEN WIEN                             Transportation Infrastructure                 733.60              4.20%
MAYR-MELNHOF KARTON                            Containers & Packaging                    472.79              2.71%
VA TECHNOLOGIE                                       Machinery                           467.46              2.68%
BWT STAMM                                  Comercial Services & Supplies                 459.62              2.63%
RHI                                            Construction Materials                    391.03              2.24%
AUSTRIAN AIRLINES                                     Airlines                           358.72              2.06%
BOEHLER-UDDEHOLM                                  Metals & Mining                        340.22              1.95%
BBAG OESTERR BRAU STAMM                              Beverages                           315.89              1.81%
LENZING                                              Chemicals                           235.29              1.35%
BAU HOLDING STRABAG                          Construction & Engineering                  152.34              0.87%

                                                                    APPENDIX A-3

                   MSCI BELGIUM INDEX AS OF NOVEMBER 30, 2000

                                                                                  Index Market          Weight in
                                                                                 Capitalization        MSCI Index
Constituent Name                                     Industry                  (Millions of US$)           (%)
----------------                                     --------                  -----------------           ---
FORTIS BELGIUM                                Diversified Financials                    21,641.87             31.61%
KBC BANCASSURANCE                                      Banks                            11,711.72             17.11%
ELECTRABEL                                      Electric Utilities                      11,320.30             16.53%
GROUPE BRUXELLES LAMBERT                      Diversified Financials                     5,627.53              8.22%
UCB (GROUPE)                                      Pharmaceuticals                        5,053.44              7.38%
SOLVAY                                               Chemicals                           4,022.09              5.87%
DELHAIZE-LE LION                               Food & Drug Retailing                     2,287.04              3.34%
COLRUYT                                        Food & Drug Retailing                     1,550.04              2.26%
D'IETEREN                                        Specialty Retail                        1,188.60              1.74%
BARCO (NEW)                             Electronic Equipment & Instruments                 931.79              1.36%
BEKAERT                                        Electrical Equipment                        918.81              1.34%
UNION MINIERE                                     Metals & Mining                          902.04              1.32%
CMB                                                   Marine                               564.08              0.82%
GLAVERBEL (GROUPE)                               Building Products                         493.47              0.72%
BARCONET                                     Communications Equipment                      254.96              0.37%

                                                                    APPENDIX A-4

                MSCI BRAZIL (FREE) INDEX AS OF NOVEMBER 30, 2000


                                                                                    Index Market          Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                                     Industry                    (Millions of US$)           (%)
----------------                                     --------                    -----------------           ---
PETROBRAS PN                                         Oil & Gas                        10,982.30             11.69%
PETROBRAS ON                                         Oil & Gas                         9,925.76             10.57%
VALE DO RIO DOCE PNA                              Metals & Mining                      7,763.28              8.27%
ELETROBRAS ON                                   Electric Utilities                     7,478.98              7.96%
AMBEV PN                                             Beverages                         4,782.89              5.09%
TELE NORTE LESTE PART.PN              Diversified Telecommunication Services           4,473.27              4.76%
BANCO BRADESCO PN                                      Banks                           3,936.83              4.19%
TELESP CELULAR PART. PN                 Wireless Telecommunication Services            3,882.26              4.13%
BANCO ITAU PN                                          Banks                           3,791.33              4.04%
PAO DE ACUCAR PN                               Food & Drug Retailing                   3,528.05              3.76%
AMBEV ON                                             Beverages                         3,159.53              3.36%
EMBRATEL PART. PN                     Diversified Telecommunication Services           2,555.15              2.72%
EMBRAER PN                                      Aerospace & Defense                    2,111.00              2.25%
CEMIG PN                                        Electric Utilities                     2,036.14              2.17%
UNIBANCO UNITS                                         Banks                           1,931.38              2.06%
CSN SIDERURGICA NAC'L ON                          Metals & Mining                      1,878.02              2.00%
BRASIL T. PART.PN(TELECE              Diversified Telecommunication Services           1,825.88              1.94%
TELE NORTE LESTE PART.ON              Diversified Telecommunication Services           1,675.29              1.78%
ELETROBRAS PNB                                  Electric Utilities                     1,429.76              1.52%
ARACRUZ CELULOSE PNB                          Paper & Forest Products                  1,232.12              1.31%
SOUZA CRUZ ON                                         Tobacco                          1,229.29              1.31%
EMBRATEL PART. ON                     Diversified Telecommunication Services           1,200.70              1.28%
TELE CENTRO OESTE CEL PN                Wireless Telecommunication Services            1,102.09              1.17%
VOTORANTIM CELULOSE PN                        Paper & Forest Products                  1,002.98              1.07%
USIMINAS PNA                                      Metals & Mining                        874.81              0.93%
BRASIL T. PART.ON(TELECE              Diversified Telecommunication Services             828.92              0.88%
GERASUL ON                                      Electric Utilities                       672.37              0.72%
GLOBO CABO PN                                          Media                             656.44              0.70%
BANESPA PN                                             Banks                             642.40              0.68%
COPENE PNA                                           Chemicals                           548.64              0.58%
TELE NORD CELU PART. PN                 Wireless Telecommunication Services              535.52              0.57%
IPIRANGA (PETROLEO) PN                               Oil & Gas                           444.38              0.47%
TELE CELULAR SUL PART.PN                Wireless Telecommunication Services              419.63              0.45%
CIMENTO PORTLAND ITAU PN                      Construction Materials                     388.98              0.41%
BOMBRIL CIRIO PN                                Household Products                       341.66              0.36%
DURATEX PN                                       Building Products                       321.97              0.34%
COTEMINAS PN                                    Textiles & Apparel                       319.63              0.34%
SADIA PN                                           Food Products                         315.84              0.34%
GERDAU METALURGICA PN                             Metals & Mining                        311.72              0.33%
PERDIGAO PN                                        Food Products                         276.06              0.29%
FOSFERTIL PN                                         Chemicals                           266.89              0.28%
EMBRAER ON                                      Aerospace & Defense                      250.81              0.27%
TELE CELULAR SUL PART.ON                Wireless Telecommunication Services              206.75              0.22%
GERASUL PNB                                     Electric Utilities                       203.12              0.22%
INEPAR IND E CONSTR. PN                        Electrical Equipment                       72.77              0.08%
LOJAS AMERICANAS PN                              Multiline Retail                         72.02              0.08%
LOJAS AMERICANAS ON                              Multiline Retail                         39.25              0.04%

                                                                    APPENDIX A-5

                   MSCI CANADA INDEX AS OF NOVEMBER 30, 2000

                                                                                      Index Market            Weight in
                                                                                      Capitalization          MSCI Index
Constituent Name                                       Industry                      (Millions of US$)           (%)
----------------                                       --------                      -----------------           ---
NORTEL NETWORKS CORP                           Communications Equipment                  116,086.26             25.22%
THOMSON CORP                                            Media                             22,926.85              4.98%
BCE INC                                 Diversified Telecommunication Services            22,503.81              4.89%
SEAGRAM CO                                              Media                             20,703.08              4.50%
BOMBARDIER B                                     Aerospace & Defense                      19,792.39              4.30%
ROYAL BANK OF CANADA                                    Banks                             17,869.12              3.88%
MANULIFE FINANCIAL CORP                               Insurance                           12,497.83              2.72%
BANK NOVA SCOTIA                                        Banks                             12,464.07              2.71%
BANK MONTREAL                                           Banks                             12,202.69              2.65%
CANADIAN IMPERIAL BANK                                  Banks                             11,401.07              2.48%
CELESTICA                                 Electronic Equipment & Instruments              10,681.19              2.32%
IMPERIAL OIL                                          Oil & Gas                           10,610.09              2.31%
ALCAN ALUMINIUM                                    Metals & Mining                         9,834.70              2.14%
SUN LIFE FINANCIAL SVCS                               Insurance                            8,986.56              1.95%
CANADIAN PACIFIC                                     Road & Rail                           8,437.59              1.83%
WESTON (GEORGE)                                 Food & Drug Retailing                      7,356.80              1.60%
PETRO-CANADA                                          Oil & Gas                            6,170.20              1.34%
BALLARD POWER SYSTEMS                            Electrical Equipment                      6,047.32              1.31%
BARRICK GOLD CORP                                  Metals & Mining                         5,949.37              1.29%
ALBERTA ENERGY CO                                     Oil & Gas                            5,691.20              1.24%
SUNCOR ENERGY                                         Oil & Gas                            4,950.21              1.08%
TRANSCANADA PIPELINES                               Gas Utilities                          4,739.52              1.03%
POWER CORP OF CANADA                            Diversified Financials                     4,390.10              0.95%
ENBRIDGE                                            Gas Utilities                          4,258.54              0.93%
TALISMAN ENERGY                                       Oil & Gas                            4,141.90              0.90%
BIOVAIL CORP                                       Pharmaceuticals                         4,055.44              0.88%
ABITIBI-CONSOLIDATED                           Paper & Forest Products                     3,808.01              0.83%
POTASH CORP SASKATCHEWAN                              Chemicals                            3,478.74              0.76%
MAGNA INTERNATIONAL A                              Auto Components                         3,362.77              0.73%
CANADIAN NAT RESOURCES                                Oil & Gas                            3,329.95              0.72%
ROGERS COMMUNICATIONS B                                 Media                              3,309.61              0.72%
PLACER DOME                                        Metals & Mining                         2,991.21              0.65%
QLT                                                 Biotechnology                          2,926.88              0.64%
NATIONAL BANK OF CANADA                                 Banks                              2,897.16              0.63%
COGNOS                                                 Software                            2,878.73              0.63%
NEXEN (CANADIAN OCCIDENT                              Oil & Gas                            2,790.82              0.61%
INCO COMMON                                        Metals & Mining                         2,595.07              0.56%
WESTCOAST ENERGY                                    Gas Utilities                          2,428.41              0.53%
BIOCHEM PHARMA                                      Biotechnology                          2,426.72              0.53%
BRASCAN CORP A                                  Diversified Financials                     2,424.19              0.53%
ANDERSON EXPLORATION                                  Oil & Gas                            2,409.06              0.52%
NORANDA                                            Metals & Mining                         2,378.92              0.52%
TRIZEC HAHN CORP SV                                  Real Estate                           2,351.68              0.51%
MDS                                        Health Care Providers & Services                2,336.61              0.51%
GULF CANADA RESOURCES                                 Oil & Gas                            2,270.49              0.49%
TRANSALTA CORP                                    Electric Utilities                       2,265.61              0.49%
MACKENZIE FINANCIAL CORP                        Diversified Financials                     2,208.71              0.48%
FOUR SEASONS HOTELS LV                       Hotels Restaurants & Leisure                  2,129.34              0.46%

                                                                                      Index Market            Weight in
                                                                                      Capitalization          MSCI Index
Constituent Name                                       Industry                      (Millions of US$)           (%)
----------------                                       --------                      -----------------           ---
ATI TECHNOLOGIES                               Computers & Peripherals                     1,801.37              0.39%
CI FUND MANAGEMENT                              Diversified Financials                     1,667.94              0.36%
MOLSON A                                              Beverages                            1,617.79              0.35%
DOMTAR                                         Paper & Forest Products                     1,520.09              0.33%
CAE                                              Aerospace & Defense                       1,502.84              0.33%
FAIRFAX FINANCIAL HLDGS                               Insurance                            1,478.01              0.32%
PRECISION DRILLING CORP                      Energy Equipment & Services                   1,351.56              0.29%
AGRIUM                                                Chemicals                            1,341.76              0.29%
CGI GROUP A                                    IT Consulting & Services                    1,264.23              0.27%
QUEBECOR B                                              Media                              1,198.37              0.26%
DOFASCO                                            Metals & Mining                         1,170.41              0.25%
SOBEYS                                          Food & Drug Retailing                      1,161.92              0.25%
AIR CANADA COMMON                                      Airlines                            1,152.25              0.25%
COMINCO                                            Metals & Mining                         1,063.01              0.23%
DESCARTES SYSTEMS GROUP                                Software                            1,049.62              0.23%
CAMECO CORP                                        Metals & Mining                           907.88              0.20%
CANADIAN TIRE CORP A                               Multiline Retail                          874.49              0.19%
TECK CORP B                                        Metals & Mining                           789.36              0.17%
UNITED DOMINION IND                                   Machinery                              755.18              0.16%
HUDSON'S BAY CO                                    Multiline Retail                          653.70              0.14%
CERTICOM CORP                                          Software                              441.60              0.10%
STELCO A                                           Metals & Mining                           263.31              0.06%
COREL CORP                                             Software                              195.98              0.04%
INCO VBN                                           Metals & Mining                           172.75              0.04%
GEAC COMPUTER CORP                                     Software                              139.10              0.03%

                                                                    APPENDIX A-6

                    MSCI EMU INDEX AS OF NOVEMBER 30, 2000

                                                                                      Index Market            Weight in
                                                                                      Capitalization          MSCI Index
Constituent Name                                       Industry                      (Millions of US$)           (%)
----------------                                       --------                      -----------------           ---
NOKIA CORP                                     Communications Equipment                  196,544.77              6.17%
ROYAL DUTCH PETROLEUM CO                              Oil & Gas                          128,609.44              4.04%
TOTAL FINA ELF                                        Oil & Gas                          106,208.00              3.34%
DEUTSCHE TELEKOM                            Diversified Telecommunications                95,438.21              3.00%
                                                       Services
FRANCE TELECOM                              Diversified Telecommunications                86,068.67              2.70%
                                                       Services
ALLIANZ                                               Insurance                           84,554.19              2.66%
ING GROEP                                       Diversified Financials                    70,436.83              2.21%
TELEFONICA                                  Diversified Telecommunications                68,151.57              2.14%
                                                       Services
SIEMENS                                        Industrial Conglomerates                   67,677.65              2.13%
AVENTIS                                            Pharmaceuticals                        61,197.59              1.92%
ALCATEL                                        Communications Equipment                   60,107.65              1.89%
MUENCHENER RUECKVERSICH.                              Insurance                           57,553.20              1.81%
AEGON                                                 Insurance                           55,609.66              1.75%
AXA                                                   Insurance                           55,396.45              1.74%
LOREAL                                            Personal Products                       54,084.27              1.70%
TIM ORD                                  Wireless Telecommunication Services              52,775.59              1.66%
ENI                                                   Oil & Gas                           48,844.56              1.53%
ASSICURAZIONI GENERALI                                Insurance                           45,930.84              1.44%
SANOFI-SYNTHELABO                                  Pharmaceuticals                        44,559.50              1.40%
DEUTSCHE BANK NAMEN                                     Banks                             44,316.62              1.39%
TELECOM ITALIA ORD                          Diversified Telecommunications                42,934.54              1.35%
                                                       Services
E. ON (VEBA)                                      Electric Utilities                      42,545.02              1.34%
PHILIPS ELECTRS (KON.)                            Household Durables                      42,478.31              1.33%
BBVA                                                    Banks                             42,154.26              1.32%
CARREFOUR                                       Food & Drug Retailing                     42,062.72              1.32%
BSCH BCO SANTANDER CENTR                                Banks                             40,054.16              1.26%
DAIMLERCHRYSLER                                      Automobiles                          38,437.13              1.21%
VIVENDI                                            Multi-Utilities                        37,442.46              1.18%
STMICROELECTRONICS                        Semiconductor Equipment & Products              37,391.74              1.17%
UNILEVER NV CERT                                    Food Products                         35,276.78              1.11%
BNP PARIBAS                                             Banks                             34,635.58              1.09%
SUEZ LYONNAISE DES EAUX                            Multi-Utilities                        33,755.17              1.06%
LVMH                                              Textiles & Apparel                      32,407.55              1.02%
BAYER                                                 Chemicals                           31,947.07              1.00%
ABN AMRO HOLDING                                        Banks                             31,506.17              0.99%
ENEL                                              Electric Utilities                      27,392.34              0.86%
UNICREDITO ITALIANO ORD                                 Banks                             25,026.32              0.79%
AHOLD (KON.)                                    Food & Drug Retailing                     24,947.46              0.78%
BASF                                                  Chemicals                           23,433.59              0.74%
SOCIETE GENERALE                                        Banks                             22,829.70              0.72%
BANCA INTESA ORD                                        Banks                             22,137.26              0.70%
SAN PAOLO-IMI ORD                                       Banks                             21,656.97              0.68%
FORTIS BELGIUM                                  Diversified Financials                    21,641.87              0.68%
PINAULT-PRINT.-REDOUTE                             Multiline Retail                       21,507.88              0.68%

                                                                                      Index Market            Weight in
                                                                                      Capitalization          MSCI Index
Constituent Name                                       Industry                      (Millions of US$)           (%)
----------------                                       --------                      -----------------           ---
HYPOVEREINSBANK                                         Banks                             20,895.29              0.66%
RWE STAMM                                          Multi-Utilities                        20,517.85              0.64%
REPSOL YPF                                            Oil & Gas                           19,952.86              0.63%
DANONE (GROUPE)                                     Food Products                         19,812.41              0.62%
SAP STAMM                                              Software                           19,275.48              0.61%
DRESDNER BANK NAMEN                                     Banks                             19,247.41              0.60%
CAP GEMINI SA                                  IT Consulting & Services                   17,152.89              0.54%
ENDESA                                            Electric Utilities                      17,133.36              0.54%
SAP VORZUG                                             Software                           16,973.53              0.53%
HEINEKEN NV                                           Beverages                           16,938.08              0.53%
KPN (KON.)                                  Diversified Telecommunications                16,218.18              0.51%
                                                       Services
CANAL +                                                 Media                             15,956.78              0.50%
VOLKSWAGEN STAMM                                     Automobiles                          15,447.05              0.49%
MEDIASET                                                Media                             15,342.65              0.48%
BOUYGUES ORD                             Wireless Telecommunication Services              14,619.40              0.46%
SONERA                                      Diversified Telecommunications                14,232.96              0.45%
                                                       Services
METRO STAMM                                        Multiline Retail                       14,027.14              0.44%
OLIVETTI ING & CO ORD                       Diversified Telecommunications                13,996.19              0.44%
                                                       Services
AKZO NOBEL                                            Chemicals                           13,576.46              0.43%
AIR LIQUIDE                                           Chemicals                           11,960.17              0.38%
SAINT-GOBAIN                                      Building Products                       11,843.72              0.37%
KBC BANCASSURANCE                                       Banks                             11,711.72              0.37%
TNT POST GROEP                                  Air Freight & Couriers                    11,453.55              0.36%
ELECTRABEL                                        Electric Utilities                      11,320.30              0.36%
SCHERING                                           Pharmaceuticals                        10,915.43              0.34%
IBERDROLA                                         Electric Utilities                      10,790.98              0.34%
BCP BANCO COMERCIAL NOM                                 Banks                             10,208.06              0.32%
SCHNEIDER ELECTRIC                               Electrical Equipment                      9,607.43              0.30%
RAS ORD                                               Insurance                            9,584.96              0.30%
ALLIED IRISH BANKS                                      Banks                              9,507.06              0.30%
PEUGEOT SA                                           Automobiles                           9,400.87              0.30%
BEIERSDORF                                        Personal Products                        9,359.62              0.29%
EDP ELECTRICIDADE PORT                            Electric Utilities                       9,132.29              0.29%
FIAT ORD                                             Automobiles                           8,983.79              0.28%
ASM LITHOGRAPHY HOLDING                   Semiconductor Equipment & Products               8,781.49              0.28%
PORTUGAL TELECOM                            Diversified Telecommunications                 8,550.92              0.27%
                                                       Services
ELSEVIER                                                Media                              8,459.24              0.27%
CASINO ORD                                      Food & Drug Retailing                      8,213.19              0.26%
LAFARGE (FRANCE)                                Construction Materials                     8,151.35              0.26%
LUFTHANSA                                              Airlines                            8,118.55              0.25%
DASSAULT SYSTEMES                                      Software                            8,065.96              0.25%
FRESENIUS MED. CARE ST                     Health Care Providers & Services                7,776.82              0.24%
UPM-KYMMENE                                    Paper & Forest Products                     7,468.12              0.23%
GAS NATURAL SDG                                     Gas Utilities                          7,448.87              0.23%
ACCOR                                        Hotels Restaurants & Leisure                  7,417.12              0.23%
THOMSON-CSF                                      Aerospace & Defense                       7,300.51              0.23%
LAGARDERE                                               Media                              7,188.60              0.23%
TIM RNC                                  Wireless Telecommunication Services               7,038.97              0.22%
WOLTERS KLUWER                                          Media                              6,867.43              0.22%

                                                                                      Index Market            Weight in
                                                                                      Capitalization          MSCI Index
Constituent Name                                       Industry                      (Millions of US$)           (%)
----------------                                       --------                      -----------------           ---
MEDIOBANCA                                              Banks                              6,867.38              0.22%
THYSSEN KRUPP                                      Metals & Mining                         6,588.06              0.21%
MERCK KGAA                                         Pharmaceuticals                         6,438.22              0.20%
PIRELLI SPA ORD                                    Auto Components                         6,016.16              0.19%
SODEXHO ALLIANCE                             Hotels Restaurants & Leisure                  6,006.78              0.19%
CRH                                             Construction Materials                     6,005.18              0.19%
BANCA ROMA                                              Banks                              5,811.66              0.18%
PREUSSAG                                       Industrial Conglomerates                    5,704.67              0.18%
BANK AUSTRIA                                            Banks                              5,631.96              0.18%
GROUPE BRUXELLES LAMBERT                        Diversified Financials                     5,627.53              0.18%
UNION ELECTRICA FENOSA                            Electric Utilities                       5,458.30              0.17%
LINDE                                                 Machinery                            5,450.43              0.17%
UCB (GROUPE)                                       Pharmaceuticals                         5,053.44              0.16%
EIRCOM                                      Diversified Telecommunications                 4,958.54              0.16%
                                                       Services
TELECOM ITALIA RNC                          Diversified Telecommunications                 4,885.29              0.15%
                                                       Services
ALTADIS                                                Tobacco                             4,501.42              0.14%
VINCI                                         Construction & Engineering                   4,195.08              0.13%
SAGEM                                          Communications Equipment                    4,192.23              0.13%
PUBLICIS GROUPE                                         Media                              4,084.65              0.13%
SOLVAY                                                Chemicals                            4,022.09              0.13%
MICHELIN                                           Auto Components                         3,869.92              0.12%
VALEO                                              Auto Components                         3,821.42              0.12%
KARSTADT QUELLE                                    Multiline Retail                        3,581.47              0.11%
BULGARI                                           Textiles & Apparel                       3,542.40              0.11%
BENETTON GROUP                                    Textiles & Apparel                       3,464.39              0.11%
RYANAIR HOLDINGS                                       Airlines                            3,234.72              0.10%
PECHINEY ORD A                                     Metals & Mining                         3,185.18              0.10%
PERNOD RICARD                                         Beverages                            3,156.14              0.10%
IRISH LIFE & PERMANENT                                Insurance                            3,137.92              0.10%
ITALGAS                                             Gas Utilities                          3,117.80              0.10%
BANCO ESPIRITO SANTO                                    Banks                              3,109.43              0.10%
CIMPOR CIMENTOS DE PORT                         Construction Materials                     3,100.37              0.10%
ESSILOR INTERNATIONAL                      Health Care Equipment & Supplies                3,088.27              0.10%
AUTOGRILL                                    Hotels Restaurants & Leisure                  3,001.60              0.09%
VOLKSWAGEN VORZUG                                    Automobiles                           2,977.31              0.09%
MAN STAMM                                             Machinery                            2,968.28              0.09%
SAMPO INSURANCE CO A                                  Insurance                            2,914.06              0.09%
HEIDELBERGER ZEMENT STAM                        Construction Materials                     2,848.11              0.09%
ALITALIA                                               Airlines                            2,771.33              0.09%
WCM BETEILIGUNGS & GRUND                        Diversified Financials                     2,737.42              0.09%
VERBUND OESTERR ELEK A                            Electric Utilities                       2,680.20              0.08%
SONAE SGPS                                     Industrial Conglomerates                    2,675.32              0.08%
EURAFRANCE                                      Diversified Financials                     2,604.23              0.08%
GEHE                                       Health Care Providers & Services                2,601.84              0.08%
ERIDANIA BEGHIN-SAY                                 Food Products                          2,601.14              0.08%
RWE VORZUG                                         Multi-Utilities                         2,600.31              0.08%
MONDADORI ORD                                           Media                              2,599.63              0.08%
USINOR                                             Metals & Mining                         2,580.94              0.08%
ADIDAS-SALOMON                                    Textiles & Apparel                       2,575.84              0.08%
BUHRMANN                                    Commercial Services & Supplies                 2,539.58              0.08%
BRISA AUTO-ESTRADAS PORT                    Transportation Infrastructure                  2,512.26              0.08%

                                                                                         Index Market          Weight in
                                                                                        Capitalization         MSCI Index
Constituent Name                                      Industry                         (Millions of US$)          (%)
----------------                                      --------                         -----------------          ---
PARMALAT FINANZIARIA                                Food Products                          2,442.40              0.08%
EM TV & MERCHANDISING                                   Media                              2,400.75              0.08%
UNIBAIL                                              Real Estate                           2,356.90              0.07%
HAGEMEYER                                            Distributors                          2,339.74              0.07%
DELHAIZE-LE LION                                Food & Drug Retailing                      2,287.04              0.07%
COFLEXIP                                     Energy Equipment & Services                   2,217.54              0.07%
FOMENTO CONST Y CONTR                         Construction & Engineering                   2,143.25              0.07%
AUTOPISTAS CESA (ACESA)                     Transportation Infrastructure                  2,133.73              0.07%
BANCA INTESA RNC                                        Banks                              2,093.74              0.07%
BPI SGPS NOM                                    Diversified Financials                     2,034.50              0.06%
KERRY GROUP A                                       Food Products                          1,991.90              0.06%
BIC                                         Commercial Services & Supplies                 1,978.36              0.06%
TECHNIP                                       Construction & Engineering                   1,845.71              0.06%
OMV AG                                                Oil & Gas                            1,845.02              0.06%
CONTINENTAL                                        Auto Components                         1,826.06              0.06%
ALBA (CORP FINANCIERA)                               Real Estate                           1,767.78              0.06%
GETRONICS                                      IT Consulting & Services                    1,764.99              0.06%
AGUAS DE BARCELONA                                 Water Utilities                         1,764.64              0.06%
BANCA POPOLARE MILANO                                   Banks                              1,739.32              0.05%
SMURFIT (JEFFERSON)                             Containers & Packaging                     1,733.82              0.05%
RINASCENTE ORD                                  Food & Drug Retailing                      1,730.75              0.05%
GRUPO DRAGADOS                                Construction & Engineering                   1,709.77              0.05%
SIMCO                                                Real Estate                           1,697.02              0.05%
SIDEL                                                 Machinery                            1,681.40              0.05%
GECINA                                               Real Estate                           1,628.08              0.05%
IMERYS                                          Construction Materials                     1,625.93              0.05%
FIAT PRIV                                            Automobiles                           1,609.50              0.05%
TIETOENATOR                                    IT Consulting & Services                    1,596.66              0.05%
COLRUYT                                         Food & Drug Retailing                      1,550.04              0.05%
CLUB MEDITERRANEE                            Hotels Restaurants & Leisure                  1,544.34              0.05%
ACERINOX                                           Metals & Mining                         1,522.09              0.05%
ACS ACTIV. CONST. Y SVCS                      Construction & Engineering                   1,483.37              0.05%
ITALCEMENTI ORD                                 Construction Materials                     1,395.34              0.04%
INDEPENDENT NEWS & MEDIA                                Media                              1,373.45              0.04%
SOL MELIA                                    Hotels Restaurants & Leisure                  1,372.42              0.04%
OCE                                               Office Electronics                       1,331.08              0.04%
HOCHTIEF                                      Construction & Engineering                   1,316.20              0.04%
IHC CALAND                                            Machinery                            1,288.10              0.04%
METSO CORP                                            Machinery                            1,279.38              0.04%
BUDERUS                                           Building Products                        1,272.10              0.04%
KONE B                                                Machinery                            1,236.01              0.04%
ZARDOYA OTIS                                          Machinery                            1,212.87              0.04%
POHJOLA GROUP B                                       Insurance                            1,198.83              0.04%
HARTWALL A                                            Beverages                            1,194.13              0.04%
D'IETEREN                                          Specialty Retail                        1,188.60              0.04%
ZODIAC                                           Aerospace & Defense                       1,186.96              0.04%
WIENERBERGER BAUSTOFF                             Building Products                        1,169.31              0.04%
DOUGLAS HOLDING                                    Specialty Retail                        1,167.74              0.04%
VEDIOR                                      Commercial Services & Supplies                 1,166.16              0.04%
SAI ORD                                               Insurance                            1,133.26              0.04%
SNIA BPD ORD                                          Chemicals                            1,122.28              0.04%
FIAT RNC                                             Automobiles                           1,112.89              0.03%
GENERALI HOLDING VIENNA                               Insurance                            1,112.67              0.03%

                                                                                         Index Market          Weight in
                                                                                        Capitalization         MSCI Index
Constituent Name                                      Industry                         (Millions of US$)          (%)
----------------                                      --------                         -----------------          ---
MAPFRE (CORPORACION)                                  Insurance                            1,106.36              0.03%
AUSTRIA TABAK                                          Tobacco                             1,082.03              0.03%
VOPAK (KON.)                                            Marine                             1,069.02              0.03%
JERONIMO MARTINS SGPS                           Food & Drug Retailing                      1,063.92              0.03%
CASINO ADP                                      Food & Drug Retailing                      1,060.86              0.03%
SGL CARBON                                         Metals & Mining                         1,026.65              0.03%
KAMPS                                               Food Products                          1,003.49              0.03%
OUTOKUMPU A                                        Metals & Mining                           937.69              0.03%
BARCO (NEW)                               Electronic Equipment & instruments                 931.79              0.03%
BEKAERT                                          Electrical Equipment                        918.81              0.03%
UNION MINIERE                                      Metals & Mining                           902.04              0.03%
MAN VORZUG                                            Machinery                              890.81              0.03%
KLM                                                    Airlines                              886.27              0.03%
KESKO B                                         Food & Drug Retailing                        847.35              0.03%
ALCATEL OPTRONICS                              Communications Equipment                      831.63              0.03%
SEB                                               Household Durables                         792.98              0.02%
DCC                                            Industrial Conglomerates                      787.95              0.02%
WATERFORD WEDGWOOD UNIT                           Household Durables                         786.53              0.02%
METROVACESA                                          Real Estate                             771.21              0.02%
AZUCARERA EBRO AGRICOLAS                            Food Products                            755.64              0.02%
FLUGHAFEN WIEN                              Transportation Infrastructure                    733.60              0.02%
LANE G.MARZOTTO ORD                               Textiles & Apparel                         715.41              0.02%
VALLEHERMOSO                                         Real Estate                             708.92              0.02%
DYCKERHOFF VORZUG                               Construction Materials                       707.66              0.02%
CORTEFIEL                                          Specialty Retail                          682.88              0.02%
WARTSILA B (METRA)                                    Machinery                              669.47              0.02%
PROSEGUR                                    Commercial Services & Supplies                   619.97              0.02%
UPONOR                                            Building Products                          613.40              0.02%
KEMIRA                                                Chemicals                              603.21              0.02%
AMER-YHTYMAE A                               Leisure Equipment & Products                    583.41              0.02%
CMB                                                     Marine                               564.08              0.02%
TELEPIZZA                                    Hotels Restaurants & Leisure                    541.89              0.02%
PORTUCEL INDUSTRIAL                            Paper & Forest Products                       530.13              0.02%
GLAVERBEL (GROUPE)                                Building Products                          493.47              0.02%
INSTRUMENTARIUM CORP                       Health Care Equipment & Supplies                  481.79              0.02%
MAYR-MELNHOF KARTON                             Containers & Packaging                       472.79              0.01%
VA TECHNOLOGIE                                        Machinery                              467.46              0.01%
NEDLLOYD (KON.)                                         Marine                               467.43              0.01%
BWT STAMM                                   Commercial Services & Supplies                   459.62              0.01%
JURYS DOYLE HOTEL GROUP                      Hotels Restaurants & Leisure                    440.09              0.01%
RAUTARUUKKI                                        Metals & Mining                           440.08              0.01%
PULEVA                                              Food Products                            422.77              0.01%
CEMENTIR                                        Construction Materials                       418.47              0.01%
FAG KUGELFISCHER                                      Machinery                              413.83              0.01%
GREENCORE GROUP                                     Food Products                            411.21              0.01%
PORTLAND VALDERRIVAS                            Construction Materials                       397.96              0.01%
FAES                                               Pharmaceuticals                           393.75              0.01%
RHI                                             Construction Materials                       391.03              0.01%
ITALCEMENTI RNC                                 Construction Materials                       383.27              0.01%
AGIV                                                  Machinery                              382.41              0.01%
RINASCENTE RNC                                  Food & Drug Retailing                        382.32              0.01%
SIRTI                                         Construction & Engineering                     381.10              0.01%
BILFINGER + BERGER                            Construction & Engineering                     377.06              0.01%

                                                                                         Index Market          Weight in
                                                                                        Capitalization         MSCI Index
Constituent Name                                      Industry                         (Millions of US$)          (%)
----------------                                      --------                         -----------------          ---
URBIS (INMOBILIARIA)                                 Real Estate                             376.73              0.01%
CHARGEURS                                         Textiles & Apparel                         373.41              0.01%
IMPREGILO ORD                                 Construction & Engineering                     372.14              0.01%
EMPRESARIAL ENCE (GRUPO)                       Paper & Forest Products                       360.08              0.01%
AUSTRIAN AIRLINES                                      Airlines                              358.72              0.01%
STORK (VER MACHINE.)                                  Machinery                              353.10              0.01%
POHJOLA GROUP A                                       Insurance                              351.60              0.01%
FINNLINES                                               Marine                               346.09              0.01%
BOEHLER-UDDEHOLM                                   Metals & Mining                           340.22              0.01%
HOLLANDSCHE BETON GROEP                       Construction & Engineering                     315.96              0.01%
BBAG OESTERR BRAU STAMM                               Beverages                              315.89              0.01%
ASTURIANA DE ZINC                                  Metals & Mining                           315.23              0.01%
NORD-EST                                        Containers & Packaging                       312.90              0.01%
SAI RNC                                               Insurance                              302.99              0.01%
STOCKMANN A                                        Multiline Retail                          284.24              0.01%
STOCKMANN B                                        Multiline Retail                          281.58              0.01%
HOLSTEN-BRAUEREI                                      Beverages                              267.52              0.01%
URALITA                                           Building Products                          263.56              0.01%
IWKA                                                  Machinery                              262.81              0.01%
RAISIO GROUP V                                      Food Products                            255.90              0.01%
BARCONET                                       Communications Equipment                      254.96              0.01%
RENO MEDICI A ORD                               Containers & Packaging                       254.80              0.01%
PIRELLI SPA RNC                                    Auto Components                           252.20              0.01%
TULLOW OIL                                            Oil & Gas                              239.18              0.01%
LENZING                                               Chemicals                              235.29              0.01%
WARTSILA A (METRA)                                    Machinery                              230.48              0.01%
VISCOFAN                                            Food Products                            229.56              0.01%
DANIELI & CO ORD                                      Machinery                              177.53              0.01%
FYFFES                                          Food & Drug Retailing                        173.77              0.01%
DEUTZ                                                 Machinery                              153.03              0.00%
BAU HOLDING STRABAG                           Construction & Engineering                     152.34              0.00%
CORTICEIRA AMORIM                               Containers & Packaging                       135.46              0.00%
INAPA                                          Paper & Forest Products                       132.66              0.00%
RHEINMETALL STAMM                              Industrial Conglomerates                      120.65              0.00%
IRISH CONTINENTAL GROUP                                 Marine                               117.28              0.00%
LANE G.MARZOTTO RISP                              Textiles & Apparel                         117.26              0.00%
RHEINMETALL VORZUG                             Industrial Conglomerates                      104.98              0.00%
DANIELI & CO RNC                                      Machinery                               91.25              0.00%
ESCADA STAMM                                      Textiles & Apparel                          85.91              0.00%
ERCROS                                                Chemicals                               85.52              0.00%
EFACEC CAPITAL SGPS                              Electrical Equipment                         75.73              0.00%
CIN CORP IND'L DO NORTE                               Chemicals                               71.82              0.00%
ESCADA VORZUG                                     Textiles & Apparel                          67.23              0.00%
BRAU & BRUNNEN                                        Beverages                               65.65              0.00%
SOARES DA COSTA                               Construction & Engineering                      58.50              0.00%

                                                                    APPENDIX A-7

                   MSCI FRANCE INDEX AS OF NOVEMBER 30, 2000

                                                                                       Index Market           Weight in
                                                                                      Capitalization          MSCI Index
Constituent Name                                      Industry                       (Millions of US$)           (%)
----------------                                      --------                       -----------------           ---
TOTAL FINA ELF                                      Oil & Gas                           106,208.00             11.17%
FRANCE TELECOM                       Diversified Telecommunication Services              86,068.67              9.05%
AVENTIS                                          Pharmaceuticals                         61,197.59              6.44%
ALCATEL                                     Communications Equipment                     60,107.65              6.32%
AXA                                                 Insurance                            55,396.45              5.83%
LOREAL                                          Personal Products                        54,084.27              5.69%
SANOFI-SYNTHELABO                                Pharmaceuticals                         44,559.50              4.69%
CARREFOUR                                     Food & Drug Retailing                      42,062.72              4.42%
VIVENDI                                          Multi-Utilities                         37,442.46              3.94%
STMICROELECTRONICS                     Semiconductor Equipment & Products                37,391.74              3.93%
BNP PARIBAS                                           Banks                              34,635.58              3.64%
SUEZ LYONNAISE DES EAUX                          Multi-Utilities                         33,755.17              3.55%
LVMH                                           Textiles & Apparel                        32,407.55              3.41%
SOCIETE GENERALE                                      Banks                              22,829.70              2.40%
PINAULT-PRINT.-REDOUTE                          Multiline Retail                         21,507.88              2.26%
DANONE (GROUPE)                                   Food Products                          19,812.41              2.08%
CAP GEMINI SA                               IT Consulting & Services                     17,152.89              1.80%
CANAL +                                               Media                              15,956.78              1.68%
BOUYGUES ORD                           Wireless Telecommunication Services               14,619.40              1.54%
AIR LIQUIDE                                         Chemicals                            11,960.17              1.26%
SAINT-GOBAIN                                    Building Products                        11,843.72              1.25%
SCHNEIDER ELECTRIC                            Electrical Equipment                        9,607.43              1.01%
PEUGEOT SA                                         Automobiles                            9,400.87              0.99%
CASINO ORD                                    Food & Drug Retailing                       8,213.19              0.86%
LAFARGE (FRANCE)                             Construction Materials                       8,151.35              0.86%
DASSAULT SYSTEMES                                   Software                              8,065.96              0.85%
ACCOR                                     Hotels Restaurants & Leisure                    7,417.12              0.78%
THOMSON-CSF                                    Aerospace & Defense                        7,300.51              0.77%
LAGARDERE                                             Media                               7,188.60              0.76%
SODEXHO ALLIANCE                          Hotels Restaurants & Leisure                    6,006.78              0.63%
VINCI                                      Construction & Engineering                     4,195.08              0.44%
SAGEM                                       Communications Equipment                      4,192.23              0.44%
PUBLICIS GROUPE                                       Media                               4,084.65              0.43%
MICHELIN                                         Auto Components                          3,869.92              0.41%
VALEO                                            Auto Components                          3,821.42              0.40%
PECHINEY ORD A                                   Metals & Mining                          3,185.18              0.33%
PERNOD RICARD                                       Beverages                             3,156.14              0.33%
ESSILOR INTERNATIONAL                   Health Care Equipment & Supplies                  3,088.27              0.32%
EURAFRANCE                                   Diversified Financials                       2,604.23              0.27%
ERIDANIA BEGHIN-SAY                               Food Products                           2,601.14              0.27%
USINOR                                           Metals & Mining                          2,580.94              0.27%
UNIBAIL                                            Real Estate                            2,356.90              0.25%
COFLEXIP                                   Energy Equipment & Services                    2,217.54              0.23%
BIC                                       Comercial Services & Supplies                   1,978.36              0.21%
TECHNIP                                    Construction & Engineering                     1,845.71              0.19%
SIMCO                                              Real Estate                            1,697.02              0.18%
SIDEL                                               Machinery                             1,681.40              0.18%
GECINA                                             Real Estate                            1,628.08              0.17%
IMERYS                                       Construction Materials                       1,625.93              0.17%

                                                                                       Index Market           Weight in
                                                                                      Capitalization          MSCI Index
Constituent Name                                    Industry                         (Millions of US$)           (%)
----------------                                    --------                         -----------------           ---
CLUB MEDITERRANEE                         Hotels Restaurants & Leisure                    1,544.34              0.16%
ZODIAC                                         Aerospace & Defense                        1,186.96              0.12%
CASINO ADP                                    Food & Drug Retailing                       1,060.86              0.11%
ALCATEL OPTRONICS                           Communications Equipment                        831.63              0.09%
SEB                                            Household Durables                           792.98              0.08%
CHARGEURS                                      Textiles & Apparel                           373.41              0.04%
NORD-EST                                     Containers & Packaging                         312.90              0.03%

                                                                    APPENDIX A-8

                  MSCI GERMANY INDEX AS OF NOVEMBER 30, 2000

                                                                                        Index Market          Weight in
                                                                                       Capitalization        MSCI Index
Constituent Name                                      Industry                        (Millions of US$)          (%)
----------------                                      --------                        -----------------          ---
DEUTSCHE TELEKOM                       Diversified Telecommunication Services             95,438.21             13.45%
ALLIANZ                                               Insurance                           84,554.19             11.92%
SIEMENS                                       Industrial Conglomerates                    67,677.65              9.54%
MUENCHENER RUECKVERSICH.                              Insurance                           57,553.20              8.11%
DEUTSCHE BANK NAMEN                                     Banks                             44,316.62              6.25%
E. ON (VEBA)                                     Electric Utilities                       42,545.02              6.00%
DAIMLERCHRYSLER                                      Automobiles                          38,437.13              5.42%
BAYER                                                 Chemicals                           31,947.07              4.50%
BASF                                                  Chemicals                           23,433.59              3.30%
HYPOVEREINSBANK                                         Banks                             20,895.29              2.95%
RWE STAMM                                          Multi-Utilities                        20,517.85              2.89%
SAP STAMM                                             Software                            19,275.48              2.72%
DRESDNER BANK NAMEN                                     Banks                             19,247.41              2.71%
SAP VORZUG                                            Software                            16,973.53              2.39%
VOLKSWAGEN STAMM                                     Automobiles                          15,447.05              2.18%
METRO STAMM                                       Multiline Retail                        14,027.14              1.98%
SCHERING                                           Pharmaceuticals                        10,915.43              1.54%
BEIERSDORF                                        Personal Products                        9,359.62              1.32%
LUFTHANSA                                             Airlines                             8,118.55              1.14%
FRESENIUS MED. CARE ST                    Health Care Providers & Services                 7,776.82              1.10%
THYSSEN KRUPP                                      Metals & Mining                         6,588.06              0.93%
MERCK KGAA                                         Pharmaceuticals                         6,438.22              0.91%
PREUSSAG                                      Industrial Conglomerates                     5,704.67              0.80%
LINDE                                                 Machinery                            5,450.43              0.77%
KARSTADT QUELLE                                   Multiline Retail                         3,581.47              0.50%
VOLKSWAGEN VORZUG                                    Automobiles                           2,977.31              0.42%
MAN STAMM                                             Machinery                            2,968.28              0.42%
HEIDELBERGER ZEMENT STAM                       Construction Materials                      2,848.11              0.40%
WCM BETEILIGUNGS & GRUND                       Diversified Financials                      2,737.42              0.39%
GEHE                                      Health Care Providers & Services                 2,601.84              0.37%
RWE VORZUG                                         Multi-Utilities                         2,600.31              0.37%
ADIDAS-SALOMON                                   Textiles & Apparel                        2,575.84              0.36%
EM TV & MERCHANDISING                                   Media                              2,400.75              0.34%
CONTINENTAL                                        Auto Components                         1,826.06              0.26%
HOCHTIEF                                     Construction & Engineering                    1,316.20              0.19%
BUDERUS                                           Building Products                        1,272.10              0.18%
DOUGLAS HOLDING                                   Specialty Retail                         1,167.74              0.16%
SGL CARBON                                         Metals & Mining                         1,026.65              0.14%
KAMPS                                               Food Products                          1,003.49              0.14%
MAN VORZUG                                            Machinery                              890.81              0.13%
DYCKERHOFF VORZUG                              Construction Materials                        707.66              0.10%
FAG KUGELFISCHER                                      Machinery                              413.83              0.06%
AGIV                                                  Machinery                              382.41              0.05%
BILFINGER + BERGER                           Construction & Engineering                      377.06              0.05%
HOLSTEN-BRAUEREI                                      Beverages                              267.52              0.04%
IWKA                                                  Machinery                              262.81              0.04%
DEUTZ                                                 Machinery                              153.03              0.02%
RHEINMETALL STAMM                             Industrial Conglomerates                       120.65              0.02%

                                                                                        Index Market          Weight in
                                                                                       Capitalization        MSCI Index
Constituent Name                                      Industry                        (Millions of US$)          (%)
----------------                                      --------                        -----------------          ---
RHEINMETALL VORZUG                            Industrial Conglomerates                       104.98              0.01%
ESCADA STAMM                                     Textiles & Apparel                           85.91              0.01%
ESCADA VORZUG                                    Textiles & Apparel                           67.23              0.01%
BRAU & BRUNNEN                                        Beverages                               65.65              0.01%

                                                                    APPENDIX A-9

                   MSCI GREECE INDEX AS OF NOVEMBER 30, 2000

                                                                                      Index Market            Weight in
                                                                                     Capitalization          MSCI Index
Constituent Name                                     Industry                       (Millions of US$)            (%)
----------------                                     --------                       -----------------            ---
OTE HELLENIC TELECOM.                  Diversified Telecommunication Services              7,219.73             14.42%
NATIONAL BANK OF GREECE                                Banks                               7,163.21             14.31%
EFG EUROBANK ERGASIAS                                  Banks                               5,030.39             10.05%
ALPHA BANK                                             Banks                               4,937.29              9.86%
COMMERCIAL BANK GREECE                                 Banks                               3,656.57              7.30%
COCA-COLA HBC(HELLEN.BOT                             Beverages                             3,229.61              6.45%
INTRACOM COMMON                               Communications Equipment                     2,309.35              4.61%
TITAN CEMENT CO COMMON                         Construction Materials                      1,658.19              3.31%
HELLENIC PETROLEUM                                   Oil & Gas                             1,461.62              2.92%
VIOHALCO COPPER CO B                              Metals & Mining                          1,052.73              2.10%
ALUMINIUM OF GREECE                               Metals & Mining                            814.72              1.63%
ATTICA ENTERPRISES                                     Marine                                765.36              1.53%
MAILLIS MICHAEL J. B                           Containers & Packaging                        682.10              1.36%
FOLLI-FOLLIE                                     Textiles & Apparel                          619.25              1.24%
DUTY FREE SHOPS                                   Multiline Retail                           592.28              1.18%
LAMBRAKIS PRESS ORG.                                   Media                                 576.12              1.15%
EYDAP ATHENS WASUPP.                              Water Utilities                            566.08              1.13%
INTERAMERICAN                                        Insurance                               550.41              1.10%
ATHENS MEDICAL                            Health Care Providers & Services                   535.19              1.07%
HELLENIC TECHNODOMIKI                        Construction & Engineering                      429.32              0.86%
HYATT REGENCY HOTEL                         Hotels Restaurants & Leisure                     406.35              0.81%
SILVER & BARYTE ORES                              Metals & Mining                            403.03              0.81%
TECHNICAL OLYMPIC                            Construction & Engineering                      359.36              0.72%
MICHANIKI COMMON                             Construction & Engineering                      348.72              0.70%
INFORM P. LYKOS                            Comercial Services & Supplies                     325.26              0.65%
PAPASTRATOS CIGARETTE CB                              Tobacco                                318.99              0.64%
MYTILINEOS HOLDINGS                               Metals & Mining                            318.93              0.64%
HELLENIC SUGAR IND B                               Food Products                             312.67              0.62%
SINGULAR                                              Software                               309.11              0.62%
MINOAN LINES                                           Marine                                306.31              0.61%
FOURLIS HOLDING COMMON                           Household Durables                          303.70              0.61%
DELTA DAIRY COMMON                                 Food Products                             302.25              0.60%
ASPIS PRONIA COMMON                                  Insurance                               280.77              0.56%
AEGEK COMMON                                 Construction & Engineering                      272.78              0.54%
GOODY'S B                                   Hotels Restaurants & Leisure                     261.48              0.52%
DELTA INFORMATICS                                     Software                               237.73              0.47%
SANYO HELLAS HOLDINGS                               Distributors                             166.62              0.33%
PETZETAKIS CB                                    Building Products                           163.82              0.33%
ATTI-KAT                                     Construction & Engineering                      147.91              0.30%
KLONATEX GROUP COMMON                            Textiles & Apparel                          143.22              0.29%
THEMELIODOMI                                 Construction & Engineering                      129.58              0.26%
ALTE TECHNICAL CO                            Construction & Engineering                      124.06              0.25%
DELTA DAIRY PREF                                   Food Products                             106.84              0.21%
SELECTED TEXTILE                                 Textiles & Apparel                          103.31              0.21%
KLONATEX GROUP PREF                              Textiles & Apparel                           61.41              0.12%

                                                                   APPENDIX A-10

                  MSCI HONG KONG INDEX AS OF NOVEMBER 30, 2000

                                                                                        Index Market           Weight in
                                                                                       Capitalization         MSCI Index
Constituent Name                                       Industry                       (Millions of US$)           (%)
----------------                                       --------                       -----------------           ---
HUTCHISON WHAMPOA                               Diversified Financials                     50,970.78             29.16%
HANG SENG BANK                                           Banks                             22,305.55             12.76%
SUN HUNG KAI PROPERTIES                               Real Estate                          18,546.06             10.61%
SWIRE PACIFIC A                                 Diversified Financials                      9,948.86              5.69%
CLP HOLDINGS                                      Electric Utilities                        9,712.70              5.56%
PACIFIC CENTURY CYBERWKS                Diversified Telecommunication Services              9,046.23              5.18%
JOHNSON ELECTRIC HLDGS                           Electrical Equipment                       6,923.90              3.96%
HONGKONG CHINA GAS                                   Gas Utilities                          6,455.12              3.69%
CATHAY PACIFIC AIRWAYS                                 Airlines                             5,983.40              3.42%
LI & FUNG                                         Textiles & Apparel                        5,743.95              3.29%
HENDERSON LAND DEV.                                   Real Estate                           5,316.73              3.04%
WHARF HOLDINGS                                        Real Estate                           4,970.97              2.84%
BANK EAST ASIA                                           Banks                              3,070.78              1.76%
TELEVISION BROADCASTS                                    Media                              2,381.00              1.36%
SHANGRI-LA ASIA                              Hotels Restaurants & Leisure                   2,230.14              1.28%
NEW WORLD DEVELOPMENT                                 Real Estate                           2,208.53              1.26%
SINO LAND                                             Real Estate                           1,489.24              0.85%
HYSAN DEVELOPMENT                                     Real Estate                           1,245.55              0.71%
SOUTH CHINA MORNING POST                                 Media                              1,144.23              0.65%
HANG LUNG DEVELOPMENT CO                              Real Estate                             991.88              0.57%
ESPRIT HOLDINGS                                    Specialty Retail                           933.62              0.53%
GIORDANO INTERNATIONAL                             Specialty Retail                           689.29              0.39%
HONGKONG SHANGHAI HOTEL                      Hotels Restaurants & Leisure                     638.00              0.37%
ASM PACIFIC TECHNOLOGY                    Semiconductor Equipment & Products                  627.60              0.36%
HOPEWELL HOLDINGS                              Industrial Conglomerates                       342.54              0.20%
VARITRONIX INTERNATIONAL                  Electronic Equipment & Instruments                  316.51              0.18%
QPL INTERNATIONAL HLDGS                   Electronic Equipment & Instruments                  276.71              0.16%
ORIENTAL PRESS GROUP                                     Media                                270.54              0.15%

                                                                   APPENDIX A-11

              MSCI INDONESIA (FREE) INDEX AS OF NOVEMBER 30, 2000

                                                                                       Index Market           Weight in
                                                                                      Capitalization         MSCI Index
Constituent Name                                      Industry                       (Millions of US$)           (%)
----------------                                      ---------                      -----------------           ---
TELEKOMUNIKASI INDONESIA               Diversified Telecommunication Services              2,590.04             28.43%
GUDANG GARAM                                           Tobacco                             1,065.46             11.69%
INDOFOOD SUKSES MAKMUR                              Food Products                            792.21              8.69%
ASTRA INTERNATIONAL                                  Automobiles                             594.24              6.52%
INDAH KIAT PULP & PAPER                        Paper & Forest Products                       487.52              5.35%
MAKINDO                                        Diversified Financials                        388.18              4.26%
SEMEN GRESIK                                   Construction Materials                        367.03              4.03%
RAMAYANA LESTARI SENTOSA                          Multiline Retail                           361.56              3.97%
MEDCO ENERGI INT'L                                    Oil & Gas                              349.50              3.84%
MATAHARI PUTRA PRIMA                              Multiline Retail                           170.28              1.87%
BANK PAN INDONESIA                                      Banks                                156.15              1.71%
KALBE FARMA                                        Pharmaceuticals                           153.32              1.68%
TEMPO SCAN PACIFIC                                 Pharmaceuticals                           152.20              1.67%
ANEKA TAMBANG                                      Metals & Mining                           129.08              1.42%
GAJAH TUNGGAL                                      Auto Components                           127.92              1.40%
POLYSINDO EKA PERKASA                                 Chemicals                              103.68              1.14%
CITRA MARGA NUSAPHALA                       Transportation Infrastructure                    100.68              1.11%
BHAKTI INVESTAMA                               Diversified Financials                         98.75              1.08%
BIMANTARA CITRA                                Diversified Financials                         98.66              1.08%
TJIWI KIMIA                                    Paper & Forest Products                        94.55              1.04%
DUTA PERTIWI                                         Real Estate                              80.03              0.88%
TIMAH                                              Metals & Mining                            79.18              0.87%
CHAROEN POKPHAND INDON.                             Food Products                             76.03              0.83%
SMART CORP                                          Food Products                             71.36              0.78%
INDO-RAMA SYNTHETICS                             Textiles & Apparel                           54.90              0.60%
MULIA INDUSTRINDO                                 Building Products                           52.73              0.58%
JAKARTA INT'L HOTELS DEV                             Real Estate                              51.11              0.56%
MAYORA INDAH                                        Food Products                             48.24              0.53%
BUDI ACID JAYA                                        Chemicals                               47.35              0.52%
LONDON SUMATRA INDONESIA                            Food Products                             31.83              0.35%
MODERN PHOTO FILM CO                        Leisure Equipment & Products                      30.08              0.33%
ASAHIMAS FLAT GLASS                               Building Products                           29.59              0.32%
HERO SUPERMARKET                                Food & Drug Retailing                         27.76              0.30%
BARITO PACIFIC TIMBER                          Paper & Forest Products                        25.69              0.28%
CIPUTRA DEVELOPMENT                                  Real Estate                              24.52              0.27%

                                                                   APPENDIX A-12

                   MSCI ITALY INDEX AS OF NOVEMBER 30, 2000

                                                                                     Index Market           Weight in
                                                                                    Capitalization         MSCI Index
Constituent Name                                   Industry                        (Millions of US$)           (%)
----------------                                   --------                        -----------------           ---
TIM ORD                               Wireless Telecommunication Services               52,775.59             13.13%
ENI                                                Oil & Gas                            48,844.56             12.15%
ASSICURAZIONI GENERALI                             Insurance                            45,930.84             11.43%
TELECOM ITALIA ORD                  Diversified Telecommunication Services              42,934.54             10.68%
ENEL                                          Electric Utilities                        27,392.34              6.81%
UNICREDITO ITALIANO ORD                              Banks                              25,026.32              6.23%
BANCA INTESA ORD                                     Banks                              22,137.26              5.51%
SAN PAOLO-IMI ORD                                    Banks                              21,656.97              5.39%
MEDIASET                                             Media                              15,342.65              3.82%
OLIVETTI ING & CO ORD               Diversified Telecommunication Services              13,996.19              3.48%
RAS ORD                                            Insurance                             9,584.96              2.38%
FIAT ORD                                          Automobiles                            8,983.79              2.24%
TIM RNC                               Wireless Telecommunication Services                7,038.97              1.75%
MEDIOBANCA                                           Banks                               6,867.38              1.71%
PIRELLI SPA ORD                                 Auto Components                          6,016.16              1.50%
BANCA ROMA                                           Banks                               5,811.66              1.45%
TELECOM ITALIA RNC                  Diversified Telecommunication Services               4,885.29              1.22%
BULGARI                                       Textiles & Apparel                         3,542.40              0.88%
BENETTON GROUP                                Textiles & Apparel                         3,464.39              0.86%
ITALGAS                                          Gas Utilities                           3,117.80              0.78%
AUTOGRILL                                Hotels Restaurants & Leisure                    3,001.60              0.75%
ALITALIA                                           Airlines                              2,771.33              0.69%
MONDADORI ORD                                        Media                               2,599.63              0.65%
PARMALAT FINANZIARIA                             Food Products                           2,442.40              0.61%
BANCA INTESA RNC                                     Banks                               2,093.74              0.52%
BANCA POPOLARE MILANO                                Banks                               1,739.32              0.43%
RINASCENTE ORD                               Food & Drug Retailing                       1,730.75              0.43%
FIAT PRIV                                         Automobiles                            1,609.50              0.40%
ITALCEMENTI ORD                             Construction Materials                       1,395.34              0.35%
SAI ORD                                            Insurance                             1,133.26              0.28%
SNIA BPD ORD                                       Chemicals                             1,122.28              0.28%
FIAT RNC                                          Automobiles                            1,112.89              0.28%
LANE G.MARZOTTO ORD                           Textiles & Apparel                           715.41              0.18%
CEMENTIR                                    Construction Materials                         418.47              0.10%
ITALCEMENTI RNC                             Construction Materials                         383.27              0.10%
RINASCENTE RNC                               Food & Drug Retailing                         382.32              0.10%
SIRTI                                     Construction & Engineering                       381.10              0.09%
IMPREGILO ORD                             Construction & Engineering                       372.14              0.09%
SAI RNC                                            Insurance                               302.99              0.08%
RENO MEDICI A ORD                           Containers & Packaging                         254.80              0.06%
PIRELLI SPA RNC                                 Auto Components                            252.20              0.06%
DANIELI & CO ORD                                   Machinery                               177.53              0.04%
LANE G.MARZOTTO RISP                          Textiles & Apparel                           117.26              0.03%
DANIELI & CO RNC                                   Machinery                                91.25              0.02%

                                                                   APPENDIX A-13

                   MSCI JAPAN INDEX AS OF NOVEMBER 30, 2000

                                                                                      Index Market            Weight in
                                                                                     Capitalization          MSCI Index
Constituent Name                                       Industry                     (Millions of US$)            (%)
----------------                                       --------                     -----------------            ---
TOYOTA MOTOR CORP                                    Automobiles                         133,481.83              6.18%
NTT CORP                                Diversified Telecommunication Services           111,278.06              5.15%
SONY CORP                                         Household Durables                      68,836.74              3.18%
MIZUHO HOLDINGS                                         Banks                             59,585.63              2.76%
TAKEDA CHEMICAL IND                                Pharmaceuticals                        55,070.24              2.55%
MATSUSHITA ELECT IND'L                            Household Durables                      52,188.49              2.41%
BANK TOKYO-MITSUBISHI                                   Banks                             50,563.71              2.34%
NOMURA SECURITIES CO                            Diversified Financials                    41,288.53              1.91%
CANON INC                                         Office Electronics                      34,381.91              1.59%
HONDA MOTOR CO                                       Automobiles                          34,129.78              1.58%
MURATA MANUFACTURING CO                   Semiconductor Equipment & Products              32,289.45              1.49%
TOKYO ELECTRIC POWER CO                           Electric Utilities                      31,997.40              1.48%
HITACHI                                   Electronic Equipment & Instruments              31,850.07              1.47%
FUJITSU                                        Computers & Peripherals                    31,375.40              1.45%
SUMITOMO BANK                                           Banks                             31,332.64              1.45%
NEC CORP                                       Computers & Peripherals                    30,715.86              1.42%
ROHM CO                                   Semiconductor Equipment & Products              28,588.95              1.32%
KYOCERA CORP                              Electronic Equipment & Instruments              24,911.86              1.15%
NISSAN MOTOR CO                                      Automobiles                          24,307.18              1.12%
SAKURA BANK                                             Banks                             23,787.59              1.10%
EAST JAPAN RAILWAY CO                                Road & Rail                          23,037.69              1.07%
TOSHIBA CORP                                   Computers & Peripherals                    22,811.28              1.06%
NINTENDO CO                                  Leisure Equipment & Products                 21,216.78              0.98%
ITO-YOKADO CO                                      Multiline Retail                       20,827.67              0.96%
FUJI PHOTO FILM CO                           Leisure Equipment & Products                 20,719.72              0.96%
DENSO CORP                                         Auto Components                        20,427.27              0.95%
FANUC                                                 Machinery                           19,307.66              0.89%
KAO CORP                                          Household Products                      19,031.93              0.88%
SHIN-ETSU CHEMICAL CO                                 Chemicals                           18,809.09              0.87%
YAMANOUCHI PHARM.                                  Pharmaceuticals                        17,555.56              0.81%
TOKIO MARINE & FIRE                                   Insurance                           17,472.94              0.81%
SOFTBANK CORP                                Internet Software & Services                 17,273.36              0.80%
KANSAI ELECTRIC POWER CO                          Electric Utilities                      16,467.46              0.76%
SECOM CO                                    Comercial Services & Supplies                 16,327.49              0.76%
FURUKAWA ELECTRIC CO                             Electrical Equipment                     15,633.81              0.72%
MITSUBISHI HEAVY IND                                  Machinery                           14,737.46              0.68%
MITSUBISHI ESTATE CO                                 Real Estate                          14,601.54              0.68%
SANYO ELECTRIC CO                                 Household Durables                      14,586.49              0.67%
CENTRAL JAPAN RAILWAY CO                             Road & Rail                          14,559.24              0.67%
DAIWA SECURITIES GROUP                          Diversified Financials                    14,005.60              0.65%
MITSUBISHI ELECTRIC CORP                         Electrical Equipment                     13,936.69              0.64%
SHARP CORP                                        Household Durables                      13,424.49              0.62%
SUMITOMO ELECTRIC IND                            Electrical Equipment                     12,820.43              0.59%
JAPAN TOBACCO                                          Tobacco                            12,764.61              0.59%
TOKYO ELECTRON                            Semiconductor Equipment & Products              12,528.96              0.58%
NIPPON STEEL CORP                                  Metals & Mining                        12,043.95              0.56%
MITSUBISHI CORP                            Trading Companies & Distributors               11,996.97              0.56%
ADVANTEST CORP                            Semiconductor Equipment & Products              11,721.58              0.54%

                                                                                       Index Market           Weight in
                                                                                      Capitalization         MSCI Index
Constituent Name                                       Industry                      (Millions of US$)           (%)
----------------                                       --------                      -----------------           ---
ASAHI GLASS CO                                    Building Products                       11,542.89              0.53%
DAI NIPPON PRINTING CO                      Comercial Services & Supplies                 11,065.68              0.51%
ACOM CO                                         Diversified Financials                    10,986.50              0.51%
BRIDGESTONE CORP                                   Auto Components                        10,713.57              0.50%
SMC CORP                                              Machinery                           10,352.06              0.48%
TOKAI BANK                                              Banks                             10,246.09              0.47%
EISAI CO                                           Pharmaceuticals                        10,169.39              0.47%
MITSUI & CO                                Trading Companies & Distributors                9,835.86              0.46%
SANKYO CO                                          Pharmaceuticals                         9,833.50              0.45%
HOYA CORP                                  Health Care Equipment & Supplies                9,644.24              0.45%
ASAHI BANK                                              Banks                              9,568.38              0.44%
MITSUBISHI TRUST                                Diversified Financials                     9,522.59              0.44%
MITSUI FUDOSAN CO                                    Real Estate                           9,425.77              0.44%
KIRIN BREWERY CO                                      Beverages                            9,420.30              0.44%
PROMISE CO                                      Diversified Financials                     9,123.73              0.42%
ASAHI CHEMICAL IND CO                                 Chemicals                            9,024.90              0.42%
YAMATO TRANSPORT CO                             Air Freight & Couriers                     8,944.84              0.41%
TAISHO PHARMACEUTICAL CO                           Pharmaceuticals                         8,880.02              0.41%
TAKEFUJI CORP                                   Diversified Financials                     8,749.28              0.40%
SUMITOMO CORP                              Trading Companies & Distributors                8,427.30              0.39%
NIPPON MITSUBISHI OIL                                 Oil & Gas                            8,077.68              0.37%
TOKYO GAS CO                                        Gas Utilities                          7,914.45              0.37%
AJINOMOTO CO                                        Food Products                          7,856.07              0.36%
ORIX CORP                                       Diversified Financials                     7,801.57              0.36%
JAPAN AIRLINES CO                                      Airlines                            7,659.79              0.35%
KONAMI CO                                              Software                            7,649.20              0.35%
DAIICHI PHARMACEUTICAL                             Pharmaceuticals                         7,443.36              0.34%
JUSCO CO                                           Multiline Retail                        7,311.85              0.34%
SUMITOMO CHEMICAL CO                                  Chemicals                            7,188.63              0.33%
SHIZUOKA BANK                                           Banks                              7,181.26              0.33%
SHIONOGI & CO                                      Pharmaceuticals                         7,068.68              0.33%
ORIENTAL LAND CO                             Hotels Restaurants & Leisure                  6,950.47              0.32%
SEKISUI HOUSE                                     Household Durables                       6,929.68              0.32%
KINKI NIPPON RAILWAY CO                              Road & Rail                           6,865.90              0.32%
OSAKA GAS CO                                        Gas Utilities                          6,733.87              0.31%
NIPPON EXPRESS CO                                    Road & Rail                           6,730.43              0.31%
ITOCHU CORP                                Trading Companies & Distributors                6,626.72              0.31%
TOHOKU ELECTRIC POWER CO                          Electric Utilities                       6,473.57              0.30%
NIPPON SHEET GLASS CO                             Building Products                        6,171.84              0.29%
MITSUBISHI CHEMICAL CORP                              Chemicals                            6,094.15              0.28%
TOPPAN PRINTING CO                                      Media                              6,086.50              0.28%
TOKYU CORP                                           Road & Rail                           5,879.67              0.27%
OMRON CORP                                Electronic Equipment & Instruments               5,814.11              0.27%
PIONEER CORP                                      Household Durables                       5,748.53              0.27%
DAIKIN INDUSTRIES                                     Machinery                            5,715.65              0.26%
OJI PAPER CO                                    Containers & Packaging                     5,699.81              0.26%
TORAY INDUSTRIES                                      Chemicals                            5,604.66              0.26%
NITTO DENKO CORP                                 Electrical Equipment                      5,549.52              0.26%
SHISEIDO CO                                       Personal Products                        5,504.17              0.25%
NIPPON PAPER IND CO                            Paper & Forest Products                     5,343.75              0.25%
NIKON CORP                                Semiconductor Equipment & Products               5,313.06              0.25%
ASAHI BREWERIES                                       Beverages                            5,295.73              0.24%
NIPPON YUSEN K.K                                        Marine                             5,224.20              0.24%

                                                                                       Index Market           Weight in
                                                                                      Capitalization         MSCI Index
Constituent Name                                       Industry                      (Millions of US$)           (%)
----------------                                       --------                      -----------------           ---
BANK YOKOHAMA                                           Banks                              5,077.68              0.23%
KUBOTA CORP                                           Machinery                            5,027.07              0.23%
HIROSE ELECTRIC CO                        Electronic Equipment & Instruments               4,838.55              0.22%
KOMATSU                                               Machinery                            4,795.69              0.22%
MARUI CO                                           Multiline Retail                        4,752.39              0.22%
TAIYO YUDEN CO                            Electronic Equipment & Instruments               4,743.69              0.22%
MITSUI MINING & SMELTING                           Metals & Mining                         4,730.97              0.22%
SUMITOMO MARINE & FIRE                                Insurance                            4,527.41              0.21%
TAKARA SHUZO CO                                       Beverages                            4,499.27              0.21%
CHUGAI PHARMACEUTICAL CO                           Pharmaceuticals                         4,458.75              0.21%
MITSUI MARINE & FIRE                                  Insurance                            4,449.99              0.21%
NGK INSULATORS                                        Machinery                            4,411.36              0.20%
TEIJIN                                                Chemicals                            4,212.01              0.19%
TERUMO CORP                                Health Care Equipment & Supplies                4,178.50              0.19%
MINEBEA CO                                            Machinery                            4,086.26              0.19%
NSK                                                   Machinery                            3,950.69              0.18%
ALPS ELECTRIC CO                          Electronic Equipment & Instruments               3,931.86              0.18%
OLYMPUS OPTICAL CO                         Health Care Equipment & Supplies                3,891.58              0.18%
KAWASAKI STEEL CORP                                Metals & Mining                         3,874.57              0.18%
TOYO SEIKAN KAISHA                              Containers & Packaging                     3,825.90              0.18%
EBARA CORP                                            Machinery                            3,797.71              0.18%
FUJI TELEVISION NETWORK                                 Media                              3,796.69              0.18%
DAIWA BANK                                              Banks                              3,780.50              0.17%
NIDEC CORP                                Electronic Equipment & Instruments               3,752.73              0.17%
NGK SPARK PLUG CO                                  Auto Components                         3,736.72              0.17%
MARUBENI CORP                              Trading Companies & Distributors                3,560.56              0.16%
CREDIT SAISON CO                                Diversified Financials                     3,503.33              0.16%
KYOWA HAKKO KOGYO CO                               Pharmaceuticals                         3,481.00              0.16%
TOSTEM CORP                                       Building Products                        3,406.24              0.16%
OBAYASHI CORP                                 Construction & Engineering                   3,403.36              0.16%
BENESSE CORP                                Comercial Services & Supplies                  3,350.68              0.16%
NISSIN FOOD PRODUCTS CO                             Food Products                          3,331.13              0.15%
DAIWA HOUSE IND CO                                Household Durables                       3,320.00              0.15%
UNI-CHARM CORP                                    Household Products                       3,205.04              0.15%
FUJIKURA                                         Electrical Equipment                      3,197.66              0.15%
KURARAY CO                                            Chemicals                            3,190.09              0.15%
MITSUBISHI MATERIALS                               Metals & Mining                         3,167.11              0.15%
NIPPON MEAT PACKERS                                 Food Products                          3,134.61              0.15%
SKYLARK CO                                   Hotels Restaurants & Leisure                  3,062.91              0.14%
ISHIKAWAJIMA-HARIMA                                   Machinery                            3,047.70              0.14%
KONICA CORP                                  Leisure Equipment & Products                  3,018.80              0.14%
KANEKA CORP                                           Chemicals                            2,986.10              0.14%
JOYO BANK                                               Banks                              2,923.75              0.14%
SUMITOMO METAL MINING CO                           Metals & Mining                         2,860.01              0.13%
NIPPON COMSYS CORP                            Construction & Engineering                   2,835.57              0.13%
KAJIMA CORP                                   Construction & Engineering                   2,776.98              0.13%
AMADA CO                                              Machinery                            2,765.46              0.13%
BANK FUKUOKA                                            Banks                              2,750.43              0.13%
DAINIPPON INK                                         Chemicals                            2,676.90              0.12%
SHIMAMURA CO                                       Specialty Retail                        2,665.89              0.12%
TOTO                                              Building Products                        2,663.95              0.12%
GUNMA BANK                                              Banks                              2,660.21              0.12%
SHIMANO                                      Leisure Equipment & Products                  2,620.03              0.12%

                                                                                       Index Market           Weight in
                                                                                      Capitalization         MSCI Index
Constituent Name                                       Industry                      (Millions of US$)           (%)
----------------                                       --------                      -----------------           ---
TBS TOKYO BROADCASTING                                  Media                              2,589.50              0.12%
CHUO MITSUI TRUST & BANK                        Diversified Financials                     2,583.25              0.12%
TOHO CO                                                 Media                              2,531.68              0.12%
SEVENTY-SEVEN BANK                                      Banks                              2,515.40              0.12%
CITIZEN WATCH CO                                  Textiles & Apparel                       2,508.74              0.12%
UNY CO                                             Multiline Retail                        2,505.14              0.12%
TOBU RAILWAY CO                                      Road & Rail                           2,495.98              0.12%
CASIO COMPUTER CO                                 Household Durables                       2,476.13              0.11%
TOYO INFORMATION SYSTEMS                       IT Consulting & Services                    2,456.27              0.11%
SHIMIZU CORP                                  Construction & Engineering                   2,420.18              0.11%
JAPAN ENERGY CORP                                     Oil & Gas                            2,399.68              0.11%
SUMITOMO METAL IND                                 Metals & Mining                         2,328.06              0.11%
MEIJI SEIKA KAISHA                                  Food Products                          2,299.15              0.11%
NISSHIN FLOUR MILLING CO                            Food Products                          2,247.72              0.10%
DAITO TRUST CONSTRUCTION                      Construction & Engineering                   2,243.85              0.10%
TAKASHIMAYA CO                                     Multiline Retail                        2,200.23              0.10%
FUJI SOFT ABC                                          Software                            2,114.14              0.10%
MITSUBISHI RAYON CO                                   Chemicals                            2,103.92              0.10%
YAMAHA CORP                                  Leisure Equipment & Products                  2,097.39              0.10%
KEIHIN ELECTRIC EXPRESS                              Road & Rail                           2,083.04              0.10%
ISETAN CO                                          Multiline Retail                        2,051.94              0.09%
YOKOGAWA ELECTRIC CORP                    Electronic Equipment & Instruments               2,051.53              0.09%
KURITA WATER INDUSTRIES                       Construction & Engineering                   2,014.03              0.09%
YAKULT HONSHA CO                                    Food Products                          2,011.99              0.09%
MITSUKOSHI                                         Multiline Retail                        1,936.66              0.09%
UBE INDUSTRIES                                 Industrial Conglomerates                    1,913.59              0.09%
SHOWA SHELL SEKIYU K.K                                Oil & Gas                            1,871.07              0.09%
KOKUYO CO                                   Comercial Services & Supplies                  1,861.07              0.09%
TOSOH CORP                                            Chemicals                            1,845.13              0.09%
KAWASAKI HEAVY IND                                    Machinery                            1,795.13              0.08%
SUMITOMO OSAKA CEMENT CO                        Construction Materials                     1,786.51              0.08%
MITSUBISHI GAS CHEMICAL                               Chemicals                            1,780.72              0.08%
SEKISUI CHEMICAL CO                               Household Durables                       1,730.39              0.08%
DENKI KAGAKU KOGYO K.K                                Chemicals                            1,721.14              0.08%
SEGA CORP                                         Household Durables                       1,719.82              0.08%
WORLD CO                                          Textiles & Apparel                       1,710.51              0.08%
TODA CORP                                     Construction & Engineering                   1,657.33              0.08%
JGC CORP                                      Construction & Engineering                   1,624.35              0.08%
TRANS COSMOS                                Comercial Services & Supplies                  1,604.25              0.07%
KINDEN CORP                                      Electrical Equipment                      1,602.03              0.07%
TAIHEIYO CEMENT CORP                            Construction Materials                     1,578.47              0.07%
YAMAZAKI BAKING CO                                  Food Products                          1,576.92              0.07%
MITSUBISHI LOGISTICS                                    Marine                             1,575.37              0.07%
KIKKOMAN CORP                                       Food Products                          1,570.14              0.07%
TAISEI CORP                                   Construction & Engineering                   1,559.01              0.07%
NICHIREI CORP                                       Food Products                          1,523.74              0.07%
HOUSE FOODS(HOUSE FD IND                            Food Products                          1,506.49              0.07%
MEITEC CORP                                    IT Consulting & Services                    1,468.38              0.07%
TEIKOKU OIL CO                                        Oil & Gas                            1,459.14              0.07%
TOYOBO CO                                         Textiles & Apparel                       1,447.19              0.07%
COSMO OIL CO                                          Oil & Gas                            1,442.76              0.07%
HOKURIKU BANK                                           Banks                              1,436.95              0.07%
DAIEI                                              Multiline Retail                        1,417.41              0.07%

                                                                                         Index Market            Weight in
                                                                                         Capitalization        MSCI Index
Constituent Name                                       Industry                        (Millions of US$)         (%)
----------------                                       --------                         ---------------          --------
KATOKICHI CO                                        Food Products                          1,412.87              0.07%
KOYO SEIKO CO                                         Machinery                            1,404.35              0.06%
KANEBO                                            Personal Products                        1,402.74              0.06%
NTN CORP                                              Machinery                            1,383.63              0.06%
NAMCO                                        Hotels Restaurants & Leisure                  1,381.98              0.06%
WACOAL CORP                                       Textiles & Apparel                       1,372.60              0.06%
CSK CORP                                       IT Consulting & Services                    1,355.42              0.06%
MEIJI MILK PRODUCTS CO                              Food Products                          1,322.90              0.06%
ASATSU-DK                                               Media                              1,310.32              0.06%
KAMIGUMI CO                                             Marine                             1,302.35              0.06%
MAKITA CORP                                      Electrical Equipment                      1,254.35              0.06%
FUJI MACHINE MFG CO                                   Machinery                            1,238.50              0.06%
SHOWA DENKO K.K                                       Chemicals                            1,237.20              0.06%
KYOWA EXEO CORP                               Construction & Engineering                   1,224.15              0.06%
KOMORI CORP                                           Machinery                            1,220.82              0.06%
ONWARD KASHIYAMA CO                               Textiles & Apparel                       1,191.38              0.06%
DAICEL CHEMICAL IND                                   Chemicals                            1,166.59              0.05%
ASHIKAGA BANK                                           Banks                              1,145.50              0.05%
SANRIO CO                                         Household Durables                       1,134.48              0.05%
SUMITOMO HEAVY IND                                    Machinery                            1,116.01              0.05%
SNOW BRAND MILK PRODUCTS                            Food Products                          1,106.14              0.05%
SUMITOMO FORESTRY CO                           Paper & Forest Products                     1,090.69              0.05%
INAX CORP                                         Building Products                        1,081.64              0.05%
NISSHINBO INDUSTRIES                              Textiles & Apparel                       1,079.98              0.05%
MORI SEIKI CO                                         Machinery                            1,060.63              0.05%
SAPPORO BREWERIES                                     Beverages                            1,039.98              0.05%
KAWASAKI KISEN KAISHA                                   Marine                               991.67              0.05%
SEIYU                                              Multiline Retail                          966.87              0.04%
NISHIMATSU CONSTRUCTION                       Construction & Engineering                     966.04              0.04%
DAINIPPON SCREEN MFG CO                   Electronic Equipment & Instruments                 965.52              0.04%
TOKYO STYLE CO                                    Textiles & Apparel                         930.91              0.04%
GUNZE                                             Textiles & Apparel                         929.86              0.04%
HITACHI ZOSEN CORP                                    Machinery                              922.77              0.04%
MITSUI ENGINEERING&SHIP.                              Machinery                              922.69              0.04%
AUTOBACS SEVEN CO                                  Specialty Retail                          913.55              0.04%
NORITAKE CO                                       Household Durables                         901.01              0.04%
NIPPON SHOKUBAI CO                                    Chemicals                              844.44              0.04%
AMANO CORP                                  Comercial Services & Supplies                    802.53              0.04%
OKUMURA CORP                                  Construction & Engineering                     783.41              0.04%
DAIFUKU CO                                            Machinery                              760.37              0.04%
HANKYU DEPARTMENT STORES                           Multiline Retail                          752.89              0.03%
DAIMARU                                            Multiline Retail                          735.90              0.03%
MYCAL CORP                                         Multiline Retail                          725.22              0.03%
SEINO TRANSPORTATION CO                              Road & Rail                             698.51              0.03%
SANDEN CORP                                        Auto Components                           692.55              0.03%
SHIMACHU CO                                        Specialty Retail                          691.68              0.03%
TAKUMA CO                                             Machinery                              674.49              0.03%
MITSUBISHI PAPER MILLS                         Paper & Forest Products                       641.72              0.03%
TOKYO DOME CORP                              Hotels Restaurants & Leisure                    631.66              0.03%
TOEI CO                                                 Media                                627.95              0.03%
TSUBAKIMOTO CHAIN CO                                  Machinery                              606.49              0.03%
KADOKAWA SHOTEN PUBLISH.                                Media                                591.94              0.03%
ISHIHARA SANGYO KAISHA                                Chemicals                              587.47              0.03%

                                                                                         Index Market            Weight in
                                                                                         Capitalization        MSCI Index
Constituent Name                                       Industry                        (Millions of US$)         (%)
----------------                                       --------                         ---------------          ---------
MAKINO MILLING MACHINE                                Machinery                              565.62              0.03%
SANWA SHUTTER CORP                                Building Products                          540.22              0.02%
ORIENT CORP                                     Diversified Financials                       518.23              0.02%
NOF CORP                                              Chemicals                              517.14              0.02%
KUREHA CHEMICAL IND CO                                Chemicals                              507.16              0.02%
AOYAMA TRADING CO                                  Specialty Retail                          495.46              0.02%
OKUMA CORP                                            Machinery                              484.68              0.02%
KAKEN PHARMACEUTICAL CO                            Pharmaceuticals                           482.30              0.02%
NIPPON LIGHT METAL CO                              Metals & Mining                           461.07              0.02%
PENTA-OCEAN CONSTRUCTION                      Construction & Engineering                     453.49              0.02%
NIPPON SUISAN KAISHA                                Food Products                            450.91              0.02%
MAEDA ROAD CONSTRUCTION                       Construction & Engineering                     428.57              0.02%
DAIWA KOSHO LEASE CO                                 Real Estate                             424.72              0.02%
HASEKO CORP                                   Construction & Engineering                     418.69              0.02%
NIPPON SHINPAN CO                               Diversified Financials                       416.01              0.02%
SHO-BOND CORP                                 Construction & Engineering                     377.00              0.02%
JAPAN STEEL WORKS                                     Machinery                              372.22              0.02%
NICHIEI CO (8577)                               Diversified Financials                       357.76              0.02%
OYO CORP                                    Comercial Services & Supplies                    355.07              0.02%
DAIKYO                                               Real Estate                             294.43              0.01%

                                                                   APPENDIX A-14

              MSCI MALAYSIA (FREE) INDEX AS OF NOVEMBER 30, 2000

                                                                                    Index Market          Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                                      Industry                   (Millions of US$)           (%)
----------------                                      --------                   -----------------       ----------
TENAGA NASIONAL                                  Electric Utilities                  10,381.30             14.89%
TELEKOM MALAYSIA                       Diversified Telecommunication                 10,071.72             14.44%
                                                       Services
MALAYAN BANKING                                         Banks                         8,627.12             12.37%
MALAYSIA INT'L SHIP FGN                                Marine                         3,279.32              4.70%
BRITISH AMER TOBACCO MY                                Tobacco                        2,874.08              4.12%
SIME DARBY                                    Industrial Conglomerates                2,864.60              4.11%
COMMERCE ASSET-HOLDING                                  Banks                         2,329.15              3.34%
YTL CORP                                         Electric Utilities                   1,799.58              2.58%
RESORTS WORLD                               Hotels Restaurants & Leisure              1,666.50              2.39%
PUBLIC BANK FGN                                         Banks                         1,651.44              2.37%
RHB CAPITAL                                             Banks                         1,449.18              2.08%
NESTLE (MALAYSIA)                                   Food Products                     1,197.18              1.72%
MALAYSIAN PACIFIC IND                    Semiconductor Equipment & Products           1,176.41              1.69%
GOLDEN HOPE PLANTATIONS                             Food Products                       928.74              1.33%
MALAYAN CEMENT                                 Construction Materials                   913.79              1.31%
AMMB HOLDINGS                                  Diversified Financials                   881.26              1.26%
KUALA LUMPUR KEPONG                                 Food Products                       862.52              1.24%
UNITED ENGINEERS (MAL)                       Construction & Engineering                 833.90              1.20%
MALAYSIAN AIRLINE SYSTEM                              Airlines                          774.05              1.11%
GAMUDA                                       Construction & Engineering                 735.21              1.05%
BERJAYA SPORTS TOTO                         Hotels Restaurants & Leisure                675.76              0.97%
MAGNUM CORP                                 Hotels Restaurants & Leisure                636.38              0.91%
PROTON                                               Automobiles                        631.26              0.91%
ORIENTAL HOLDINGS                                    Automobiles                        582.45              0.84%
IOI CORP                                            Food Products                       580.78              0.83%
TIME ENGINEERING                              Industrial Conglomerates                  571.59              0.82%
TECHNOLOGY RESOURCES IND               Diversified Telecommunication                    554.26              0.79%
                                                   Services
MALAYSIAN RESOURCES CORP                      Industrial Conglomerates                  474.70              0.68%
MALAYSIA MINING CORP                               Metals & Mining                      473.08              0.68%
UNISEM (MALAYSIA)                        Semiconductor Equipment & Products             444.05              0.64%
EDARAN OTOMOBIL NASIONAL                          Specialty Retail                      429.85              0.62%
STAR PUBLICATIONS (MAL)                                 Media                           419.49              0.60%
PETRONAS DAGANGAN                                     Oil & Gas                         392.15              0.56%
PPB GROUP (PERLIS PLANTA                            Food Products                       377.65              0.54%
HIGHLANDS & LOWLANDS                                Food Products                       373.73              0.54%
UMW HOLDINGS                                       Auto Components                      360.11              0.52%
MALAYSIAN OXYGEN                                      Chemicals                         358.78              0.51%
ROAD BUILDER (MAL) HLDGS                     Construction & Engineering                 337.36              0.48%
TA ENTERPRISE                                  Diversified Financials                   314.64              0.45%
IJM CORP                                     Construction & Engineering                 314.35              0.45%
PUNCAK NIAGA HOLDINGS                              Water Utilities                      268.26              0.38%
JAYA TIASA HOLDINGS                            Paper & Forest Products                  267.66              0.38%
NEW STRAITS TIMES PRESS                                 Media                           267.06              0.38%
GUINNESS ANCHOR                                       Beverages                         260.76              0.37%
WTK HOLDINGS                                   Paper & Forest Products                  258.71              0.37%
JT INTERNATIONAL                                       Tobacco                          256.03              0.37%
SP SETIA                                             Real Estate                        250.40              0.36%

                                                                                    Index Market          Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                                      Industry                   (Millions of US$)           (%)
----------------                                      --------                   -----------------       ----------
HUME INDUSTRIES MALAYSIA                          Building Products                   232.19                0.33%
TAN CHONG MOTOR HOLDINGS                             Automobiles                      221.05                0.32%
RASHID HUSSAIN                                          Banks                         219.54                0.31%
MALAYAN UNITED IND                             Diversified Financials                 214.48                0.31%
MULTI-PURPOSE HOLDINGS                         Diversified Financials                 168.65                0.24%
SELANGOR PROPERTIES                                  Real Estate                      168.19                0.24%
IGB CORP                                             Real Estate                      162.56                0.23%
HONG LEONG PROPERTIES                                Real Estate                      158.52                0.23%
MALAYSIAN MOSAICS                         Trading Companies & Distributors            148.31                0.21%
MULPHA INTERNATIONAL                           Diversified Financials                 146.78                0.21%
PAN MALAYSIA CORP                              Construction Materials                 144.01                0.21%
FACB RESORTS                                         Real Estate                      134.83                0.19%
EKRAN                                                Real Estate                      121.80                0.17%
KIAN JOO CAN FACTORY                           Containers & Packaging                 105.98                0.15%
SUNWAY HOLDINGS                              Construction & Engineering               103.91                0.15%
ACP INDUSTRIES                                    Building Products                   100.11                0.14%
AMSTEEL CORP                                  Industrial Conglomerates                 99.44                0.14%
METROPLEX                                   Hotels Restaurants & Leisure               92.30                0.13%
LAND & GENERAL                                Industrial Conglomerates                 91.54                0.13%
LEADER UNIVERSAL HLDGS                          Electrical Equipment                   79.25                0.11%
PILECON ENGINEERING                          Construction & Engineering                73.62                0.11%
LANDMARKS                                   Hotels Restaurants & Leisure               69.57                0.10%
ANTAH HOLDINGS                                Industrial Conglomerates                 63.38                0.09%
MALAYAWATA STEEL                                   Metals & Mining                     58.35                0.08%
JOHAN HOLDINGS                            Trading Companies & Distributors             53.33                0.08%
MBF CAPITAL                                    Diversified Financials                  48.38                0.07%
MYCOM                                                Real Estate                       21.70                0.03%

                                                                   APPENDIX A-15

                MSCI MEXICO (FREE) INDEX AS OF NOVEMBER 30, 2000

Constituent Name                                       Industry                     Index Market          Weight in
----------------                                       --------                    Capitalization        MSCI Index
                                                                                 (Millions of US$)           (%)
                                                                                  ---------------        ----------
TELEFONOS MEXICO L                      Diversified Telecommunication               34,957.48             35.30%
                                                    Services
WALMART MEXICO V                                   Multiline Retail                  8,474.17              8.56%
GRUPO MODELO C                                        Beverages                      7,774.78              7.85%
GRUPO TELEVISA CPO                                      Media                        7,158.14              7.23%
BANACCI O                                               Banks                        6,518.92              6.58%
CEMEX CPO (NEW)                                 Construction Materials               6,099.76              6.16%
GRUPO F. BBVA BANCOMER O                                Banks                        5,271.66              5.32%
FEMSA UNIT                                            Beverages                      3,678.01              3.71%
KIMBERLY-CLARK MEXICO A                        Paper & Forest Products               3,196.73              3.23%
GRUPO CARSO                                    Industrial Conglomerates              2,439.79              2.46%
SAVIA A                                             Biotechnology                    2,162.81              2.18%
GRUPO BIMBO A                                       Food Products                    2,034.80              2.05%
GRUPO MEXICO B (NEW)                               Metals & Mining                   1,741.23              1.76%
GRUPO ELEKTRA CPO                                  Specialty Retail                  1,218.97              1.23%
WALMART MEXICO C                                   Multiline Retail                  1,136.60              1.15%
CONTROLADORA COM MEX UBC                           Multiline Retail                  1,031.98              1.04%
ALFA                                           Industrial Conglomerates                924.43              0.93%
TUBOS ACERO DE MEXICO                        Energy Equipment & Services               911.04              0.92%
GRUPO CONTINENTAL                                     Beverages                        840.90              0.85%
DESC B                                         Industrial Conglomerates                581.37              0.59%
INDUSTRIAS PENOLES CP                              Metals & Mining                     358.33              0.36%
VITRO A                                         Containers & Packaging                 277.69              0.28%
GRUPO IND'L MASECA B2                               Food Products                      234.16              0.24%

                                                                   APPENDIX A-16

                MSCI NETHERLANDS INDEX AS OF NOVEMBER 30, 2000

                                                                                    Index Market          Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                                      Industry                   (Millions of US$)           (%)
----------------                                      --------                   ----------------        ----------
ROYAL DUTCH PETROLEUM CO                              Oil & Gas                     128,609.44             26.53%
ING GROEP                                      Diversified Financials                70,436.83             14.53%
AEGON                                                 Insurance                      55,609.66             11.47%
PHILIPS ELECTRS (KON.)                           Household Durables                  42,478.31              8.76%
UNILEVER NV CERT                                    Food Products                    35,276.78              7.28%
ABN AMRO HOLDING                                        Banks                        31,506.17              6.50%
AHOLD (KON.)                                    Food & Drug Retailing                24,947.46              5.15%
HEINEKEN NV                                           Beverages                      16,938.08              3.49%
KPN (KON.)                             Diversified Telecommunication                 16,218.18              3.35%
                                                      Services
AKZO NOBEL                                            Chemicals                      13,576.46              2.80%
TNT POST GROEP                                 Air Freight & Couriers                11,453.55              2.36%
ASM LITHOGRAPHY HOLDING                  Semiconductor Equipment & Products           8,781.49              1.81%
ELSEVIER                                                Media                         8,459.24              1.75%
WOLTERS KLUWER                                          Media                         6,867.43              1.42%
BUHRMANN                                    Comercial Services & Supplies             2,539.58              0.52%
HAGEMEYER                                           Distributors                      2,339.74              0.48%
GETRONICS                                     IT Consulting & Services                1,764.99              0.36%
OCE                                              Office Electronics                   1,331.08              0.27%
IHC CALAND                                            Machinery                       1,288.10              0.27%
VEDIOR                                      Comercial Services & Supplies             1,166.16              0.24%
VOPAK (KON.)                                           Marine                         1,069.02              0.22%
KLM                                                   Airlines                          886.27              0.18%
NEDLLOYD (KON.)                                        Marine                           467.43              0.10%
STORK (VER MACHINE.)                                  Machinery                         353.10              0.07%
HOLLANDSCHE BETON GROEP                      Construction & Engineering                 315.96              0.07%

                                                                   APPENDIX A-17
             MSCI PACIFIC EX-JAPAN INDEX AS OF SEPTEMBER 30, 2001

                                                                                        Index Market        Weight in
                                                                                       Capitalization       MSCI Index
Constituent Name                                         Industry                    (Millions of US $)        (%)
----------------                                         --------                    ------------------        ---
NATIONAL AUSTRALIA BANK                                    Banks                          19,618.34           5.701%
COMMONWEALTH BANK                                          Banks                          16,023.36           4.656%
HUTCHISON WHAMPOA                                Industrial Conglomerates                 15,852.01           4.607%
BHP BILLITON LTD (BHP)                          Diversified Metals & Mining               15,674.75           4.555%
CHEUNG KONG HOLDINGS                       Real Estate Management & Development           11,726.33           3.408%
WESTPAC BANKING                                            Banks                          11,457.51           3.330%
ANZ BANKING GROUP                                          Banks                          11,148.43           3.240%
AMP LTD                                            Multi-line Insurance                    9,995.51           2.905%
NEWS CORP PLVO                                    Movies & Entertainment                   9,477.00           2.754%
NEWS CORP                                         Movies & Entertainment                   8,960.40           2.604%
SUN HUNG KAI PROPERTIES                    Real Estate Management & Development            8,414.49           2.445%
HANG SENG BANK                                             Banks                           7,917.50           2.301%
CLP HOLDINGS                                        Electric Utilities                     7,204.71           2.094%
UNITED OVERSEAS BANK                                       Banks                           6,401.29           1.860%
SINGAPORE TELECOM                          Integrated Telecommunication Services           6,399.80           1.860%
WOOLWORTHS LTD                                          Food Retail                        6,055.58           1.760%
TELSTRA CORP                               Integrated Telecommunication Services           5,656.28           1.644%
HONGKONG ELECTRIC HLDGS                             Electric Utilities                     5,336.00           1.551%
WESFARMERS                                       Industrial Conglomerates                  5,280.84           1.535%
OCBC BANK                                                  Banks                           5,158.00           1.499%
FOSTERS GROUP                                             Brewers                          4,909.09           1.427%
BRAMBLES INDUSTRIES LTD                       Diversified Commercial Services              4,844.95           1.408%
RIO TINTO LTD                                   Diversified Metals & Mining                4,795.12           1.393%
DBS GROUP HOLDINGS                                         Banks                           4,639.98           1.348%
WMC                                             Diversified Metals & Mining                4,306.92           1.252%
HONGKONG CHINA GAS                                     Gas Utilities                       4,295.85           1.248%
SWIRE PACIFIC A                                    Multi-Sector Holdings                   3,537.70           1.028%
CSL                                                   Pharmaceuticals                      3,506.13           1.019%
WESTFIELD HOLDINGS                         Real Estate Management & Development            3,413.05           0.992%
MACQUARIE BANK                                Diversified Financial Services               3,378.28           0.982%
WOODSIDE PETROLEUM                          Oil & Gas Exploration & Production             3,180.44           0.924%
WESTFIELD TRUST                                Real Estate Investment Trusts               3,124.39           0.908%
SINGAPORE PRESS HLDG                               Publishing & Printing                   3,109.05           0.903%
COLES MYER                                              Food Retail                        3,018.06           0.877%
CSR                                               Construction Materials                   2,946.88           0.856%
BANK EAST ASIA                                             Banks                           2,709.22           0.787%
TELECOM CORP NEW ZEALAND                   Integrated Telecommunication Services           2,659.77           0.773%
GENERAL PROPERTY TRUST                         Real Estate Investment Trusts               2,519.76           0.732%
SINGAPORE AIRLINES                                       Airlines                          2,482.70           0.721%
LEND LEASE                                 Real Estate Management & Development            2,344.90           0.681%
SUNCORP-METWAY                                Diversified Financial Services               2,313.91           0.672%
SOUTHCORP HOLDINGS                                 Distillers & Vintners                   2,288.70           0.665%
MACQUARIE INFRASTRUCTURE                           Highways & Railtracks                   2,198.17           0.639%
PACIFIC CENTURY CYBERWKS                   Integrated Telecommunication Services           2,186.51           0.635%
NRMA INSURANCE GROUP                           Property & Casualty Insurance               2,057.91           0.598%
WHARF HOLDINGS                                     Multi-Sector Holdings                   2,030.88           0.590%

                                                                                           Index Market        Weight in
                                                                                           Capitalization      MSCI Index
Constituent Name                                       Industry                          (Millions of US $)        (%)
----------------                                       --------                           ----------------         ---
HENDERSON LAND DEV.                      Real Estate Management & Development                  1,974.52          0.574%
AMCOR                                               Paper Packaging                            1,946.75          0.566%
SANTOS                                    Oil & Gas Exploration & Production                   1,804.64          0.524%
MTR CORP                                               Railroads                               1,688.98          0.491%
STOCKLAND TRUST                              Real Estate Investment Trusts                     1,633.99          0.475%
SINGAPORE TECH ENGR.                              Aerospace & Defense                          1,596.58          0.464%
AUSTRALIAN GAS LIGHT CO                              Gas Utilities                             1,509.10          0.439%
JOHNSON ELECTRIC HLDGS                     Electrical Components & Equipment                   1,504.94          0.437%
LI & FUNG                                            Distributors                              1,497.96          0.435%
MAYNE NICKLESS                                  Health Care Facilities                         1,390.59          0.404%
FAULDING (F.H.) & CO                                Pharmaceuticals                            1,264.51          0.367%
HONG KONG EXCH.&CLEARING                    Diversified Financial Services                     1,254.22          0.364%
COCHLEAR                                         Health Care Equipment                         1,196.24          0.348%
NORMANDY MINING                                          Gold                                  1,188.46          0.345%
COCA-COLA AMATIL                                      Soft Drinks                              1,185.69          0.345%
QBE INSURANCE GROUP                          Property & Casualty Insurance                     1,172.17          0.341%
MIRVAC GROUP                                 Real Estate Investment Trusts                     1,148.82          0.334%
AMOY PROPERTIES                          Real Estate Management & Development                  1,119.45          0.325%
HARVEY NORMAN HOLDINGS                        General Merchandise Stores                       1,084.33          0.315%
CITY DEVELOPMENTS                        Real Estate Management & Development                  1,042.57          0.303%
CHARTERED SEMICONDUCTOR                             Semiconductors                               970.54          0.282%
TRANSURBAN GROUP                                 Highways & Railtracks                           956.28          0.278%
NEW WORLD DEVELOPMENT                    Real Estate Management & Development                    933.68          0.271%
ORIGIN ENERGY                                    Integrated Oil & Gas                            922.95          0.268%
HARDIE (JAMES) IND                              Construction Materials                           910.96          0.265%
KEPPEL CORP                                      Multi-Sector Holdings                           867.72          0.252%
VENTURE MANUFACTURING                     Electronic Equipment & Instruments                     858.20          0.249%
CATHAY PACIFIC AIRWAYS                                 Airlines                                  858.11          0.249%
FRASER & NEAVE                                          Brewers                                  851.28          0.247%
ARISTOCRAT LEISURE                                 Casinos & Gaming                              843.29          0.245%
COMPUTERSHARE                                  Data Processing Services                          842.21          0.245%
BORAL                                           Construction Materials                           824.18          0.240%
FAIRFAX (JOHN) HOLDINGS                          Publishing & Printing                           797.42          0.232%
BRL HARDY                                        Distillers & Vintners                           767.27          0.223%
CAPITALAND                               Real Estate Management & Development                    758.19          0.220%
DATACRAFT ASIA (USD)                             Networking Equipment                            755.78          0.220%
DEUTSCHE OFFICE TRUST                        Real Estate Investment Trusts                       753.53          0.219%
CHEUNG KONG INFRASTRUCT.                        Construction Materials                           739.89          0.215%
MIM HOLDINGS                                  Diversified Metals & Mining                        720.36          0.209%
BT OFFICE TRUST                              Real Estate Investment Trusts                       708.75          0.206%
LEIGHTON HOLDINGS                             Construction & Engineering                         683.78          0.199%
TABCORP HOLDINGS                                   Casinos & Gaming                              683.45          0.199%
GIORDANO INTERNATIONAL                              Apparel Retail                               649.02          0.189%
PAPERLINX                                           Paper Products                               640.65          0.186%
GOODMAN FIELDER                                     Packaged Foods                               640.38          0.186%
TAB                                                Casinos & Gaming                              631.81          0.184%
SONIC HEALTHCARE                          Health Care Distributors & Services                    627.97          0.182%

                                                                                     Index Market        Weight in
                                                                                    Capitalization       MSCI Index
Constituent Name                                      Industry                    (Millions of US $)        (%)
----------------                                      --------                    ------------------        ---
ORICA                                           Diversified Chemicals                    590.62            0.172%
TELEVISION BROADCASTS                          Broadcasting & Cable TV                   581.99            0.169%
SEMBCORP INDUSTRIES                           Industrial Conglomerates                   581.06            0.169%
FISHER & PAYKEL IND                             Household Appliances                     568.28            0.165%
PUBLISHING BROADCASTING                        Broadcasting & Cable TV                   559.04            0.162%
GANDEL RETAIL TRUST                         Real Estate Investment Trusts                545.99            0.159%
SHANGRI-LA ASIA                                        Hotels                            543.89            0.158%
SOUTH CHINA MORNING POST                        Publishing & Printing                    542.03            0.158%
HYSAN DEVELOPMENT                       Real Estate Management & Development             531.01            0.154%
CARTER HOLT HARVEY                                 Forest Products                       523.51            0.152%
WAREHOUSE GROUP                              General Merchandise Stores                  519.93            0.151%
AUSTRALIAN STOCK EXCH.                     Diversified Financial Services                517.48            0.150%
NEWCREST MINING                                         Gold                             488.78            0.142%
ESPRIT HOLDINGS                                    Apparel Retail                        487.79            0.142%
CONTACT ENERGY                                   Electric Utilities                      478.53            0.139%
SKY CITY                                         Leisure Facilities                      448.67            0.130%
AMP DIVERS. PPTY TRUST                      Real Estate Investment Trusts                436.69            0.127%
FUTURIS CORP                                    Agricultural Products                    435.13            0.126%
COLONIAL FIRST STATE PRO                    Real Estate Investment Trusts                434.75            0.126%
SINGAPORE EXCHANGE                         Diversified Financial Services                400.26            0.116%
SINO LAND                               Real Estate Management & Development             376.80            0.109%
NEPTUNE ORIENT LINES NOL                               Marine                            372.86            0.108%
FLETCHER BUILDING                              Construction Materials                    364.41            0.106%
AUCKLAND INT'L AIRPORT                            Airport Services                       343.42            0.100%
SONS OF GWALIA                                          Gold                             309.92            0.090%
ILUKA RESOURCES                              Diversified Metals & Mining                 305.37            0.089%
SEMBCORP LOGISTICS                             Marine Ports & Services                   303.45            0.088%
UNITED OVERSEAS LAND                                   Hotels                            277.52            0.081%
KEPPEL LAND                             Real Estate Management & Development             270.77            0.079%
ENERGY DEVELOPMENTS                              Electric Utilities                      269.35            0.078%
SMRT CORP                                             Railroads                          266.65            0.077%
SINGAPORE LAND                          Real Estate Management & Development             266.48            0.077%
PACIFIC DUNLOP                                Industrial Conglomerates                   264.37            0.077%
CREATIVE TECHNOLOGY                        Computer Storage & Peripherals                247.85            0.072%
BAYCORP HOLDINGS                              Data Processing Services                   244.92            0.071%
OVERSEAS UNION ENT.                                    Hotels                            240.32            0.070%
PARKWAY HOLDINGS                         Health Care Distributors & Services             237.22            0.069%
JONES (DAVID)                                     Department Stores                      223.44            0.065%
ALLGREEN PROPERTIES                     Real Estate Management & Development             223.36            0.065%
SEMBCORP MARINE                             Construction & Farm Machinery                222.80            0.065%
CYCLE & CARRIAGE                                    Distributors                         209.84            0.061%
ONESTEEL                                                Steel                            206.85            0.060%
ASM PACIFIC TECHNOLOGY                         Semiconductor Equipment                   198.30            0.058%
TOWER                                           Multi-line Insurance                     182.37            0.053%
ERG                                      Electronic Equipment & Instruments              179.71            0.052%
HAW PAR CORP                                  Industrial Conglomerates                   178.53            0.052%

                                                                                  Index Market         Weight in
                                                                                 Capitalization       MSCI Index
Constituent Name                                  Industry                     (Millions of US $)        (%)
----------------                                  --------                     ------------------        ---
INDEPENDENT NEWS LTD                        Publishing & Printing                    162.43             0.047%
ST ASSEMBLY TEST SVCS                          Semiconductors                        161.07             0.047%
FLETCHER FORESTS PREF                          Forest Products                       151.25             0.044%
HOTEL PROPERTIES                                   Hotels                            132.72             0.039%
WING TAI HOLDINGS                   Real Estate Management & Development             132.04             0.038%
NATSTEEL                                  Industrial Conglomerates                   114.79             0.033%
FLETCHER FORESTS COMN                          Forest Products                        93.40             0.027%
GES INTERNATIONAL                             Computer Hardware                       89.77             0.026%
FIRST CAPITAL CORP                  Real Estate Management & Development              86.89             0.025%
AIR NEW ZEALAND B                                 Airlines                            30.17             0.009%

                                                                   APPENDIX A-18

                  MSCI PORTUGAL INDEX AS OF NOVEMBER 30, 2000

                                                                                     Index Market          Weight in
                                                                                    Capitalization        MSCI Index
Constituent Name                                      Industry                    (Millions of US$)           (%)
----------------                                      --------                    -----------------           ---
BCP BANCO COMERCIAL NOM                                 Banks                          10,208.06             23.53%
EDP ELECTRICIDADE PORT                           Electric Utilities                     9,132.29             21.05%
PORTUGAL TELECOM                       Diversified Telecommunication Services           8,550.92             19.71%
BANCO ESPIRITO SANTO                                    Banks                           3,109.43              7.17%
CIMPOR CIMENTOS DE PORT                        Construction Materials                   3,100.37              7.15%
SONAE SGPS                                    Industrial Conglomerates                  2,675.32              6.17%
BRISA AUTO-ESTRADAS PORT                    Transportation Infrastructure               2,512.26              5.79%
BPI SGPS NOM                                   Diversified Financials                   2,034.50              4.69%
JERONIMO MARTINS SGPS                           Food & Drug Retailing                   1,063.92              2.45%
PORTUCEL INDUSTRIAL                            Paper & Forest Products                    530.13              1.22%
CORTICEIRA AMORIM                              Containers & Packaging                     135.46              0.31%
INAPA                                          Paper & Forest Products                    132.66              0.31%
EFACEC CAPITAL SGPS                             Electrical Equipment                       75.73              0.17%
CIN CORP IND'L DO NORTE                               Chemicals                            71.82              0.17%
SOARES DA COSTA                              Construction & Engineering                    58.50              0.13%

                                                                   APPENDIX A-19

              MSCI SINGAPORE (FREE) INDEX AS OF NOVEMBER 30, 2000

                                                                                    Index Market          Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                                      Industry                   (Millions of US$)           (%)
----------------                                      --------                  --------------------  -----------------
DBS GROUP HOLDINGS                                      Banks                          14,823.91            16.61%
SINGAPORE AIRLINES                                    Airlines                         11,802.47            13.22%
SINGAPORE TELECOM                      Diversified Telecommunication Services          10,270.86            11.51%
OCBC BANK                                               Banks                           8,647.95             9.69%
UNITED OVERSEAS BANK                                    Banks                           7,560.19             8.47%
SINGAPORE PRESS HLDG                                    Media                           5,710.13             6.40%
SINGAPORE TECH ENGR.                             Aerospace & Defense                    4,261.66             4.78%
CHARTERED SEMICONDUCTOR                  Semiconductor Equipment & Products             3,677.53             4.12%
CITY DEVELOPMENTS                                    Real Estate                        3,653.46             4.09%
CAPITALAND                                           Real Estate                        3,214.86             3.60%
NATSTEEL ELECTRONICS                           Computers & Peripherals                  1,943.58             2.18%
VENTURE MANUFACTURING                    Electronic Equipment & Instruments             1,879.88             2.11%
SEMBCORP INDUSTRIES                           Industrial Conglomerates                  1,482.13             1.66%
KEPPEL CORP                                    Diversified Financials                   1,465.12             1.64%
FRASER & NEAVE                                        Beverages                         1,088.30             1.22%
CREATIVE TECHNOLOGY                            Computers & Peripherals                    984.88             1.10%
NEPTUNE ORIENT LINES NOL                               Marine                             925.09             1.04%
PARKWAY HOLDINGS                          Health Care Providers & Services                718.32             0.80%
OVERSEAS UNION ENT.                         Hotels Restaurants & Leisure                  643.36             0.72%
UIC UNITED INDUSTRIAL                                Real Estate                          632.20             0.71%
OMNI INDUSTRIES                          Electronic Equipment & Instruments               604.88             0.68%
UNITED OVERSEAS LAND                        Hotels Restaurants & Leisure                  491.91             0.55%
CYCLE & CARRIAGE                                  Specialty Retail                        461.59             0.52%
WING TAI HOLDINGS                                    Real Estate                          452.85             0.51%
HOTEL PROPERTIES                            Hotels Restaurants & Leisure                  392.37             0.44%
HAW PAR CORP                                  Industrial Conglomerates                    362.27             0.41%
STRAITS TRADING                                      Real Estate                          345.43             0.39%
FIRST CAPITAL CORP                                   Real Estate                          285.78             0.32%
COMFORT GROUP                                        Road & Rail                          260.71             0.29%
SINGAPORE COMPUTER SYS                        IT Consulting & Services                    200.82             0.23%

                                                                   APPENDIX A-20

                MSCI SOUTH AFRICA INDEX AS OF NOVEMBER 30, 2000

                                                                                    Index Market          Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                                      Industry                   (Millions of US$)           (%)
----------------                                      --------                  --------------------  -----------------
DE BEERS CONS'D MINES                              Metals & Mining                    10,809.85             12.34%
ANGLO AMERICAN PLATINUM                            Metals & Mining                     8,698.44              9.93%
DIMENSION DATA HOLDINGS                       IT Consulting & Services                 7,928.70              9.05%
FIRSTRAND                                               Banks                          4,923.10              5.62%
NEDCOR                                                  Banks                          4,860.20              5.55%
SOUTH AFRICAN BREW. PLC                               Beverages                        4,610.09              5.26%
SASOL                                                 Oil & Gas                        4,287.30              4.90%
M-CELL                                   Wireless Telecommunication Services           4,172.12              4.76%
IMPALA PLATINUM HOLDINGS                           Metals & Mining                     3,107.68              3.55%
REMGRO (REMBRANDT GROUP)                      Industrial Conglomerates                 2,973.23              3.40%
SANLAM                                                Insurance                        2,770.29              3.16%
ANGLOGOLD                                          Metals & Mining                     2,616.31              2.99%
INVESTEC GROUP                                 Diversified Financials                  2,420.75              2.76%
LIBERTY GROUP                                         Insurance                        2,076.76              2.37%
ABSA GROUP                                              Banks                          2,018.16              2.30%
BIDVEST GROUP                                 Industrial Conglomerates                 1,559.95              1.78%
SAPPI                                          Paper & Forest Products                 1,528.46              1.75%
IMPERIAL HOLDINGS                                 Specialty Retail                     1,486.99              1.70%
GOLD FIELDS                                        Metals & Mining                     1,277.02              1.46%
TIGER BRANDS                                        Food Products                      1,176.57              1.34%
BARLOWORLD                                    Industrial Conglomerates                 1,149.82              1.31%
CORONATION HOLDINGS N                          Diversified Financials                  1,116.62              1.28%
BOE LTD                                        Diversified Financials                  1,086.24              1.24%
PICK'N PAY STORES                               Food & Drug Retailing                    715.41              0.82%
METROPOLITAN LIFE                                     Insurance                          695.66              0.79%
NAMPAK                                         Containers & Packaging                    690.76              0.79%
FEDSURE HOLDINGS                                      Insurance                          661.42              0.76%
MIH HOLDINGS                                Internet Software & Services                 652.95              0.75%
NASPERS N                                               Media                            612.66              0.70%
JD GROUP                                          Specialty Retail                       491.02              0.56%
SHOPRITE HOLDINGS                               Food & Drug Retailing                    477.32              0.55%
TONGAAT-HULETT GROUP                                Food Products                        449.13              0.51%
AFRICAN BANK INVESTMENTS                       Diversified Financials                    417.85              0.48%
PROFURN                                           Specialty Retail                       401.47              0.46%
WOOLWORTHS HOLDINGS                               Multiline Retail                       353.40              0.40%
ISCOR                                              Metals & Mining                       338.32              0.39%
COMPAREX HOLDINGS                             IT Consulting & Services                   335.75              0.38%
REUNERT                                  Electronic Equipment & Instruments              316.18              0.36%
METRO CASH & CARRY                              Food & Drug Retailing                    283.38              0.32%
FOSCHINI                                          Specialty Retail                       223.10              0.25%
WOOLTRU N                                         Multiline Retail                       208.05              0.24%
AFRICAN LIFE ASSURANCE                                Insurance                          173.26              0.20%
PRIMEDIA N                                              Media                            153.27              0.18%
WOOLTRU                                           Multiline Retail                       150.22              0.17%
PEPKOR                                            Specialty Retail                       113.51              0.13%

                                                                   APPENDIX A-21

                 MSCI SOUTH KOREA INDEX AS OF NOVEMBER 30, 2000

                                                                                    Index Market          Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                                       Industry                  (Millions of US$)           (%)
----------------                                       --------                 --------------------  -----------------
SAMSUNG ELECTRONICS CO                    Semiconductor Equipment & Products           23,340.43           24.55%
SK TELECOM CO                            Wireless Telecommunication Services           17,896.55           18.82%
KEPCO KOREA ELECT. POWER                          Electric Utilities                   12,111.55           12.74%
KOOKMIN BANK                                            Banks                           3,339.99            3.51%
HYUNDAI MOTOR CO                                     Automobiles                        3,158.19            3.32%
KOREA TELECOM CORP                      Diversified Telecommunication Services          3,082.19            3.24%
POSCO POHANG IRON &STEEL                           Metals & Mining                      2,889.26            3.04%
HOUSING & COMMERCIAL BANK                               Banks                           2,332.89            2.45%
SHINHAN BANK                                            Banks                           2,299.97            2.42%
SAMSUNG ELECTRO-MECH. CO                  Electronic Equipment & Instruments            1,985.50            2.09%
SAMSUNG SDI CO                            Electronic Equipment & Instruments            1,798.28            1.89%
SAMSUNG SECURITIES CO                           Diversified Financials                  1,320.74            1.39%
SAMSUNG FIRE & MARINE                                 Insurance                         1,286.30            1.35%
LG ELECTRONICS                                    Household Durables                    1,237.71            1.30%
LG CHEMICAL                                           Chemicals                           983.92            1.03%
SAMSUNG HEAVY INDUSTRIES                              Machinery                           847.53            0.89%
SAMSUNG CORP                               Trading Companies & Distributors               770.46            0.81%
LG INVESTMENTS & SEC                            Diversified Financials                    743.78            0.78%
SHINSEGAE DEPT STORE CO                            Multiline Retail                       727.62            0.77%
CHEIL JEDANG CORP                                   Food Products                         709.99            0.75%
DAEWOO SECURITIES CO                            Diversified Financials                    699.91            0.74%
HANA BANK                                               Banks                             639.47            0.67%
HITE BREWERY CO                                       Beverages                           613.89            0.65%
KOREA EXCHANGE BANK                                     Banks                             555.67            0.58%
HYUNDAI SECURITIES CO                           Diversified Financials                    511.93            0.54%
ANAM SEMICONDUCTOR                        Semiconductor Equipment & Products              416.92            0.44%
DAE DUCK ELECTRONICS CO                   Electronic Equipment & Instruments              409.60            0.43%
DAISHIN SECURITIES CO                           Diversified Financials                    407.93            0.43%
KUMKANG KOREA CHEMICAL                            Building Products                       385.04            0.40%
HYUNDAI ENG. & CONSTR.                        Construction & Engineering                  373.41            0.39%
SK GLOBAL                                  Trading Companies & Distributors               359.77            0.38%
S1 CORP                                     Comercial Services & Supplies                 354.83            0.37%
KOREAN AIR LINES CO                                    Airlines                           322.38            0.34%
DOOSAN CORP                                           Beverages                           318.72            0.34%
DONGWON SECURITIES CO                           Diversified Financials                    308.27            0.32%
LG CABLE & MACHINERY                             Electrical Equipment                     302.00            0.32%
CHEIL COMMUNICATIONS                                    Media                             255.16            0.27%
DAUM COMMUNICATIONS CORP                     Internet Software & Services                 253.34            0.27%
HYUNDAI MERCHANT MARINE                                 Marine                            247.61            0.26%
HANKOOK TIRE MFG CO                                Auto Components                        245.27            0.26%
SEROME TECHNOLOGY                            Internet Software & Services                 242.57            0.26%
KOREA INFO & COMMUNI. CO                    Comercial Services & Supplies                 239.20            0.25%
DAELIM INDUSTRIAL CO                          Construction & Engineering                  234.91            0.25%
TRI GEM COMPUTER                               Computers & Peripherals                    218.63            0.23%
CHEIL INDUSTRIAL                                      Chemicals                           213.08            0.22%
SAMSUNG FINE CHEMICAL                                 Chemicals                           201.65            0.21%
KTB NETWORK                                     Diversified Financials                    200.96            0.21%
HANDYSOFT CORP                                         Software                           195.48            0.21%

                                                                                    Index Market          Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                                       Industry                  (Millions of US$)           (%)
----------------                                       --------                 --------------------  -----------------
HANWHA CHEMICAL CORP                                  Chemicals                           181.95            0.19%
HYOSUNG  CORP                                         Chemicals                           180.35            0.19%
KOREA ZINC                                         Metals & Mining                        170.77            0.18%
HYUNDAI DEPT STORE(KEUMK                           Multiline Retail                       145.15            0.15%
HOTEL SHILLA CO                              Hotels Restaurants & Leisure                 144.14            0.15%
HONAM PETROCHEMICAL                                   Chemicals                           142.85            0.15%
DAOU TECHNOLOGY                              Internet Software & Services                 142.33            0.15%
SSANGYONG CEMENT IND'L                          Construction Materials                    142.06            0.15%
HANJIN HEAVY INDUSTRIES                               Machinery                           140.82            0.15%
HAANSOFT                                               Software                           138.56            0.15%
HANSOL PAPER CO.                               Paper & Forest Products                    130.30            0.14%
KOREA GREEN CROSS CORP                             Pharmaceuticals                        129.05            0.14%
DONG-A PHARMACEUTICAL CO                           Pharmaceuticals                        109.70            0.12%
NAMHAE CHEMICAL CO                                    Chemicals                            97.51            0.10%
MEDISON CO                                 Health Care Equipment & Supplies                85.62            0.09%
DAESANG CORP                                        Food Products                          81.29            0.09%
SAM YANG                                          Textiles & Apparel                       80.60            0.08%
LG INSURANCE CO                                       Insurance                            75.03            0.08%
KUKDO CHEMICAL CO                                     Chemicals                            74.10            0.08%
ISU CHEMICAL CO                                       Chemicals                            46.05            0.05%
KOREA EXPRESS                                        Road & Rail                           45.85            0.05%

                                                                   APPENDIX A-22

                   MSCI SPAIN INDEX AS OF NOVEMBER 30, 2000

                                                                                    Index Market          Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                                      Industry                   (Millions of US$)           (%)
----------------                                      --------                  --------------------  -----------------
TELEFONICA                             Diversified Telecommunication Services             68,151.57             28.54%
BBVA                                                    Banks                             42,154.26             17.65%
BSCH BCO SANTANDER CENTR                                Banks                             40,054.16             16.77%
REPSOL YPF                                            Oil & Gas                           19,952.86              8.36%
ENDESA                                           Electric Utilities                       17,133.36              7.18%
IBERDROLA                                        Electric Utilities                       10,790.98              4.52%
GAS NATURAL SDG                                     Gas Utilities                          7,448.87              3.12%
UNION ELECTRICA FENOSA                           Electric Utilities                        5,458.30              2.29%
ALTADIS                                                Tobacco                             4,501.42              1.89%
FOMENTO CONST Y CONTR                        Construction & Engineering                    2,143.25              0.90%
AUTOPISTAS CESA (ACESA)                     Transportation Infrastructure                  2,133.73              0.89%
ALBA (CORP FINANCIERA)                               Real Estate                           1,767.78              0.74%
AGUAS DE BARCELONA                                 Water Utilities                         1,764.64              0.74%
GRUPO DRAGADOS                               Construction & Engineering                    1,709.77              0.72%
ACERINOX                                           Metals & Mining                         1,522.09              0.64%
ACS ACTIV. CONST. Y SVCS                     Construction & Engineering                    1,483.37              0.62%
SOL MELIA                                   Hotels Restaurants & Leisure                   1,372.42              0.57%
ZARDOYA OTIS                                          Machinery                            1,212.87              0.51%
MAPFRE (CORPORACION)                                  Insurance                            1,106.36              0.46%
METROVACESA                                          Real Estate                             771.21              0.32%
AZUCARERA EBRO AGRICOLAS                            Food Products                            755.64              0.32%
VALLEHERMOSO                                         Real Estate                             708.92              0.30%
CORTEFIEL                                         Specialty Retail                           682.88              0.29%
PROSEGUR                                    Comercial Services & Supplies                    619.97              0.26%
TELEPIZZA                                   Hotels Restaurants & Leisure                     541.89              0.23%
PULEVA                                              Food Products                            422.77              0.18%
PORTLAND VALDERRIVAS                           Construction Materials                        397.96              0.17%
FAES                                               Pharmaceuticals                           393.75              0.16%
URBIS (INMOBILIARIA)                                 Real Estate                             376.73              0.16%
EMPRESARIAL ENCE (GRUPO)                       Paper & Forest Products                       360.08              0.15%
ASTURIANA DE ZINC                                  Metals & Mining                           315.23              0.13%
URALITA                                           Building Products                          263.56              0.11%
VISCOFAN                                            Food Products                            229.56              0.10%
ERCROS                                                Chemicals                               85.52              0.04%

                                                                   APPENDIX A-23

                   MSCI SWEDEN INDEX AS OF NOVEMBER 30, 2000

                                                                                                              Weight in
                                                                                        Index Market          MSCI Index
                                                                                       Capitalization         ----------
Constituent Name                                      Industry                        (Millions of US$)           (%)
----------------                                      --------                        -----------------           ---
ERICSSON (LM) B                               Communications Equipment                    97,369.81             40.39%
NORDIC BALTIC HOLDING                                  Banks                              21,176.91              8.78%
SKANDIA FORSAKRING                                   Insurance                            16,132.89              6.69%
HENNES & MAURITZ B                                Specialty Retail                        13,810.74              5.73%
SVENSKA HANDELSBK A                                    Banks                              10,679.61              4.43%
TELIA                                  Diversified Telecommunication Services              8,270.54              3.43%
SKAND.ENSKILDA BANKEN A                                Banks                               7,490.18              3.11%
ASSA ABLOY B                                     Building Products                         6,263.96              2.60%
SECURITAS B                                Comercial Services & Supplies                   5,891.53              2.44%
SANDVIK                                              Machinery                             5,889.75              2.44%
ELECTROLUX B                                     Household Durables                        5,205.67              2.16%
NETCOM B                               Diversified Telecommunication Services              4,960.48              2.06%
SKANSKA B                                    Construction & Engineering                    4,808.96              1.99%
SCA SV CELLULOSA B                            Paper & Forest Products                      4,628.44              1.92%
VOLVO B                                              Machinery                             4,602.87              1.91%
ATLAS COPCO A                                        Machinery                             3,091.41              1.28%
OM GRUPPEN                                     Diversified Financials                      2,140.79              0.89%
VOLVO A                                              Machinery                             2,056.16              0.85%
MTG MODERN TIMES GROUP B                               Media                               1,935.12              0.80%
GAMBRO A                                  Health Care Providers & Services                 1,781.15              0.74%
ASSIDOMAN                                      Containers & Packaging                      1,775.53              0.74%
ATLAS COPCO B                                        Machinery                             1,472.05              0.61%
SWEDISH MATCH                                         Tobacco                              1,407.68              0.58%
DROTT B                                             Real Estate                            1,356.62              0.56%
WM-DATA B                                     IT Consulting & Services                     1,322.06              0.55%
SVENSKA HANDELSBK B                                    Banks                               1,041.35              0.43%
SKF B                                                Machinery                               934.76              0.39%
TRELLEBORG B                              Trading Companies & Distributors                   788.76              0.33%
SSAB SVENSKT STAL A                               Metals & Mining                            704.65              0.29%
GAMBRO B                                  Health Care Providers & Services                   659.05              0.27%
SKF A                                                Machinery                               649.51              0.27%
SAPA                                              Metals & Mining                            514.91              0.21%
SSAB SVENSKT STAL B                               Metals & Mining                            250.38              0.10%

                                                                   APPENDIX A-24

                MSCI SWITZERLAND INDEX AS OF NOVEMBER 30, 2000


                                                                                       Index Market         Weight in
                                                                                      Capitalization        MSCI Index
Constituent Name                                    Industry                         (Millions of US$)          (%)
----------------                                    --------                         -----------------          ---
NOVARTIS                                         Pharmaceuticals                        117,017.17             20.27%
NESTLE                                            Food Products                          85,623.31             14.83%
ROCHE HOLDING GENUSS                             Pharmaceuticals                         69,616.77             12.06%
UBS (NEW)                                             Banks                              61,296.68             10.62%
CREDIT SUISSE                                         Banks                              52,205.60              9.04%
ZURICH FINL(ZURICH ALLIE                            Insurance                            45,201.84              7.83%
SCHWEIZ RUECKVERS                                   Insurance                            31,841.84              5.52%
ABB LTD                                       Electrical Equipment                       27,307.51              4.73%
ROCHE HOLDING INHABER                            Pharmaceuticals                         18,435.30              3.19%
SWISSCOM                             Diversified Telecommunication Services              17,584.54              3.05%
ADECCO                                    Comercial Services & Supplies                  10,980.52              1.90%
HOLDERBANK INHABER                           Construction Materials                       5,682.60              0.98%
SYNGENTA                                            Chemicals                             5,058.21              0.88%
SWATCH GROUP PORT                              Textiles & Apparel                         3,947.98              0.68%
LONZA GROUP                                         Chemicals                             3,432.35              0.59%
SWATCH GROUP NOM                               Textiles & Apparel                         3,325.96              0.58%
HOLDERBANK NAMEN                             Construction Materials                       2,947.03              0.51%
SULZER                                              Machinery                             2,311.76              0.40%
GIVAUDAN                                            Chemicals                             2,151.69              0.37%
SAIRGROUP                                           Airlines                              1,882.75              0.33%
SGS SURVEILLANCE PORT                     Comercial Services & Supplies                   1,278.99              0.22%
KUONI REISEN NAMEN B                      Hotels Restaurants & Leisure                    1,201.18              0.21%
SCHINDLER NAMEN                                     Machinery                             1,136.38              0.20%
FISCHER (GEORG) NAMEN                               Machinery                               885.00              0.15%
VALORA HOLDING NAMEN                            Specialty Retail                            876.48              0.15%
SCHINDLER PART                                      Machinery                               861.85              0.15%
SGS SURVEILLANCE NOM                      Comercial Services & Supplies                     673.00              0.12%
SIKA FINANZ INHABER                                 Chemicals                               637.27              0.11%
FORBO HOLDING                                  Household Durables                           609.47              0.11%
JELMOLI HOLDING INHABER                         Multiline Retail                            572.96              0.10%
MOEVENPICK INHABER                        Hotels Restaurants & Leisure                      367.21              0.06%
JELMOLI HOLDING NAMEN                           Multiline Retail                            362.84              0.06%

                                                                   APPENDIX A-25

                   MSCI TAIWAN INDEX AS OF NOVEMBER 30, 2000


                                                                                        Index Market          Weight in
                                                                                       Capitalization         MSCI Index
Constituent Name                                      Industry                        (Millions of US$)           (%)
----------------                                      --------                        -----------------           ---
TAIWAN SEMICONDUCTOR MFG                  Semiconductor Equipment & Products              31,637.78             19.98%
UNITED MICROELECTRONICS                   Semiconductor Equipment & Products              18,012.92             11.38%
CATHAY LIFE INSURANCE CO                              Insurance                            9,632.25              6.08%
HON HAI PRECISION IND CO                  Electronic Equipment & Instruments               8,260.11              5.22%
ASUSTEK COMPUTER                               Computers & Peripherals                     6,610.95              4.18%
NAN YA PLASTIC                                        Chemicals                            6,408.33              4.05%
FORMOSA PLASTIC CORP                                  Chemicals                            5,604.18              3.54%
QUANTA COMPUTER                                Computers & Peripherals                     4,965.53              3.14%
CHINA DEVLPT IND'L BANK                                 Banks                              4,922.53              3.11%
CHINA STEEL CORP COMMON                            Metals & Mining                         4,635.12              2.93%
WINBOND ELECTRONICS CORP                  Semiconductor Equipment & Products               3,595.47              2.27%
DELTA ELECTRONICS                                Electrical Equipment                      3,256.59              2.06%
ASE                                       Semiconductor Equipment & Products               2,760.67              1.74%
FORMOSA CHEMICAL FIBERS                           Textiles & Apparel                       2,606.20              1.65%
FAR EASTERN TEXTILE                               Textiles & Apparel                       2,440.61              1.54%
COMPAL ELECTRONICS                             Computers & Peripherals                     2,424.51              1.53%
ACER                                           Computers & Peripherals                     2,404.90              1.52%
FIRST COMMERCIAL BANK                                   Banks                              2,370.13              1.50%
HUA NAN COMMERCIAL BANK                                 Banks                              2,309.78              1.46%
UNITED WORLD CHIN COM BK                                Banks                              2,284.06              1.44%
CHINATRUST COMMERCIAL BK                                Banks                              2,135.08              1.35%
ICBC INT'L COMM BK CHINA                                Banks                              2,095.63              1.32%
MOSEL VITELIC                             Semiconductor Equipment & Products               2,006.72              1.27%
UNI-PRESIDENT ENT.                                  Food Products                          2,005.61              1.27%
TATUNG                                         Industrial Conglomerates                    1,584.61              1.00%
CHANG HWA COMMERCIAL BK                                 Banks                              1,525.25              0.96%
EVERGREEN MARINE CORP                                   Marine                             1,381.33              0.87%
WALSIN LIHWA CORP                                Electrical Equipment                      1,257.13              0.79%
TAIWAN CEMENT CORP                              Construction Materials                     1,169.32              0.74%
PACIFIC ELECTRIC WIRE                            Electrical Equipment                      1,134.85              0.72%
CHINA MOTOR CORP                                     Automobiles                           1,048.45              0.66%
TECO ELECTRIC & MACH.                            Electrical Equipment                      1,037.00              0.65%
ASIA CEMENT CORP                                Construction Materials                     1,035.26              0.65%
YULON MOTOR CO                                       Automobiles                             999.60              0.63%
TAIWAN GLASS IND'L CORP                           Building Products                          973.45              0.61%
POU CHEN CORP                                     Textiles & Apparel                         906.98              0.57%
YANG MING MARINE TRANSP                                 Marine                               716.22              0.45%
MICROELECTRONICS TECH                          Communications Equipment                      640.19              0.40%
CHUNG HSING BILLS FIN                           Diversified Financials                       578.14              0.37%
CHENG SHIN RUBBER IND                              Auto Components                           500.88              0.32%
NIEN HSING TEXTILE CORP                           Textiles & Apparel                         496.11              0.31%
KINPO ELECTRONICS                                 Office Electronics                         492.96              0.31%
AURORA CORP                                        Specialty Retail                          485.24              0.31%
SAMPO CORP                                        Household Durables                         427.91              0.27%
CATHAY CONSTRUCTION                                  Real Estate                             397.66              0.25%
LITE-ON ELECTRONICS                       Electronic Equipment & Instruments                 310.84              0.20%
FAR EAST DEPT STORES                               Multiline Retail                          288.75              0.18%
CONTINENTAL ENGINEERING                       Construction & Engineering                     284.67              0.18%
SHIHLIN ELECTR. & ENG                            Electrical Equipment                        263.44              0.17%

                                                                                        Index Market          Weight in
                                                                                       Capitalization         MSCI Index
Constituent Name                                      Industry                        (Millions of US$)           (%)
----------------                                      --------                        -----------------           ---
SHIHLIN PAPER                                  Paper & Forest Products                       240.28              0.15%
TUNG HO STEEL ENTERPRISE                           Metals & Mining                           222.55              0.14%
TON YI INDUSTRIAL COMMON                           Metals & Mining                           194.74              0.12%
CHUNG HWA PULP CORP                            Paper & Forest Products                       175.19              0.11%
LIEN HWA INDUSTRIAL CORP                            Food Products                            153.91              0.10%
PACIFIC CONSTRUCTION                          Construction & Engineering                     150.93              0.10%
CHINA SYNTHETIC RUBBER                                Chemicals                              142.69              0.09%
TAIWAN TEA CORP                                 Food & Drug Retailing                        139.18              0.09%
GOLDSUN DEVLPT & CONSTR.                        Construction Materials                       136.92              0.09%
LEE CHANG YUNG CHEMICAL                               Chemicals                              136.00              0.09%
YUNG TAI ENGINEERING                                  Machinery                              134.79              0.09%
HUALON-TEIJRAN COMMON                                 Chemicals                              133.99              0.08%
WEI CHUAN FOOD                                      Food Products                            117.07              0.07%
SHINKONG SYNTH. FIBERS                                Chemicals                              105.43              0.07%
ORIENTAL UNION CHEMICAL                               Chemicals                              102.01              0.06%
BES ENGINEERING CORP                          Construction & Engineering                      92.62              0.06%
EVER FORTUNE                                         Real Estate                              82.19              0.05%
AMBASSADOR HOTEL                             Hotels Restaurants & Leisure                     75.31              0.05%
FORMOSAN RUBBER GROUP                             Textiles & Apparel                          73.25              0.05%
TAIWAN PULP & PAPER CO                         Paper & Forest Products                        72.82              0.05%
LEOFOO DEVELOPMENT CORP                      Hotels Restaurants & Leisure                     62.11              0.04%
TAY FENG TIRE                                      Auto Components                            59.42              0.04%
HUA ENG WIRE & CABLE                             Electrical Equipment                         59.22              0.04%
TUNTEX DISTINCT                                   Textiles & Apparel                          58.47              0.04%
ADI CORP                                       Computers & Peripherals                        45.58              0.03%
CHUNG SHING TEXTILE CO                            Textiles & Apparel                          33.79              0.02%

                                                                   APPENDIX A-26

              MSCI THAILAND (FREE) INDEX AS OF NOVEMBER 30, 2000

                                                                                        Index Market          Weight in
                                                                                       Capitalization         MSCI Index
Constituent Name                                      Industry                        (Millions of US$)           (%)
----------------                                      --------                        -----------------           ---
ADVANCED INFO SERV. FGN                  Wireless Telecommunication Services               2,293.95             15.03%
PTT EXPLORATION&PROD FGN                              Oil & Gas                            1,666.45             10.92%
TELECOMASIA CORP FGN                   Diversified Telecommunication Services              1,385.07              9.07%
SIAM COMM BANK PREF FGN                                 Banks                              1,096.78              7.18%
BEC WORLD                                               Media                              1,004.11              6.58%
THAI FARMERS BANK FGN                                   Banks                              1,003.94              6.58%
BANGKOK BANK FGN                                        Banks                                778.09              5.10%
SIAM CEMENT FGN                                Construction Materials                        739.39              4.84%
SIAM CITY CEMENT FGN                           Construction Materials                        633.27              4.15%
DELTA ELECTRONICS THAI                   Electronic Equipment & Instruments                  612.03              4.01%
HANA MICROELECTRONICS                    Electronic Equipment & Instruments                  386.73              2.53%
CHAROEN POKPHAND FOODS                              Food Products                            355.27              2.33%
ELECTRICITY GENERAT. FGN                         Electric Utilities                          351.83              2.30%
SIAM COMMERCIAL BANK FGN                                Banks                                333.90              2.19%
UNITED COMMUNICATION FGN                      Communications Equipment                       295.10              1.93%
BANK OF AYUDHYA FGN                                     Banks                                223.76              1.47%
UNITED BROADCASTING CORP                                Media                                211.31              1.38%
NATIONAL PETROCHEMICAL                                Chemicals                              201.62              1.32%
NATIONAL FINANCE FGN                           Diversified Financials                        179.49              1.18%
SIAM MAKRO                                        Multiline Retail                           170.88              1.12%
THAI PETROCHEMICAL IND                                Chemicals                              164.65              1.08%
THAI UNION FROZEN PROD                              Food Products                            164.11              1.08%
LAND AND HOUSE FGN                               Household Durables                          159.39              1.04%
INDUSTRIAL FINANCE FGN                         Diversified Financials                        151.10              0.99%
BANGKOK EXPRESSWAY                          Transportation Infrastructure                    100.16              0.66%
KGI SECURITIES ONE FGN                         Diversified Financials                         92.00              0.60%
BANPU FGN                                          Metals & Mining                            89.67              0.59%
SAHA-UNION                                       Textiles & Apparel                           73.60              0.48%
ITALIAN THAI DEVELOPMENT                     Construction & Engineering                       64.18              0.42%
ABN AMRO ASIA SECURITIES                       Diversified Financials                         57.11              0.37%
BANGKOK INSURANCE                                     Insurance                               52.94              0.35%
AYUDHYA INSURANCE                                     Insurance                               52.77              0.35%
NATION MULTIMEDIA GROUP                                 Media                                 50.72              0.33%
REGIONAL CONTAINER LINES                               Marine                                 41.04              0.27%
TIPCO ASPHALT                                  Construction Materials                         28.70              0.19%

                                                                   APPENDIX A-27

                   MSCI TURKEY INDEX AS OF NOVEMBER 30, 2000

                                                                                   Index Market              Weight in
                                                                                  Capitalization             MSCI Index
Constituent Name                                     Industry                   (Millions of US$)               (%)
----------------                                     --------                   -----------------               ---
TURKIYE IS BANKASI C100%                               Banks                          7,038.41                 26.90%
YAPI VE KREDI BANKASI                                  Banks                          2,644.29                 10.11%
TURKIYE GARANTI BANKASI                                Banks                          1,599.20                  6.11%
TUPRAS TURKIYE PETROL                                Oil & Gas                        1,559.98                  5.96%
ANADOLU EFES BIRACILIK                               Beverages                        1,267.34                  4.84%
TURKCELL ILETISIM HIZMET                Wireless Telecommunication Services           1,265.30                  4.84%
FORD OTOMOTIVE SANAYII                              Automobiles                       1,241.92                  4.75%
ARCELIK                                         Household Durables                    1,153.71                  4.41%
EREGLI DEMIR CELIK FAB.                           Metals & Mining                       860.62                  3.29%
MIGROS TURK TICARET                            Food & Drug Retailing                    846.96                  3.24%
VESTEL ELEKTRONIK                               Household Durables                      615.78                  2.35%
AYGAZ                                              Gas Utilities                        607.76                  2.32%
NETAS NORTH ELEC TELEKOM                     Communications Equipment                   569.96                  2.18%
TOFAS TURK OTOMOBIL FAB.                            Automobiles                         558.00                  2.13%
AKCANSA CIMENTO SANAYI                        Construction Materials                    440.23                  1.68%
AKSIGORTA                                            Insurance                          420.12                  1.61%
ALARKO HOLDING                                Diversified Financials                    417.01                  1.59%
TRAKYA CAM SANAYII                               Building Products                      411.66                  1.57%
KORDSA KORD BEZI SANAYI                           Auto Components                       317.43                  1.21%
BRISA BRIDGESTONE                                 Auto Components                       299.71                  1.15%
AKSA AKRILIK KIMYA                              Textiles & Apparel                      260.89                  1.00%
CIMSA CIMENTO SANAYI                          Construction Materials                    209.72                  0.80%
SABAH YAYINCILIK                                       Media                            183.64                  0.70%
GOODYEAR LASTIKLERI                               Auto Components                       167.55                  0.64%
ECZACIBASI ILAC SANAYI                            Pharmaceuticals                       160.57                  0.61%
CIMENTAS                                      Construction Materials                    146.08                  0.56%
ADANA CIMENTO SANAYII A                       Construction Materials                    121.37                  0.46%
IHLAS GAZETECILIK HLDG                        Diversified Financials                    116.86                  0.45%
EFES SINAI YATIRIM HLDG                              Beverages                           94.75                  0.36%
KARTONSAN KARTON SANAYI                       Containers & Packaging                     84.52                  0.32%
TURK DEMIR DOKUM FABRIK.                         Building Products                       79.08                  0.30%
SARKUYSAN ELEKTROLITIK                         Electrical Equipment                      60.04                  0.23%
USAS UCAK SERVISI                          Hotels Restaurants & Leisure                  60.04                  0.23%
TAT KONSERVE SANAYII                               Food Products                         57.41                  0.22%
DOKTAS DOKUMCULUK                                 Auto Components                        49.21                  0.19%
TURKIYE IS BANKASI B                                   Banks                             48.77                  0.19%
BAGFAS                                               Chemicals                           46.86                  0.18%
KAV ORMAN SANAYII                             Paper & Forest Products                    42.41                  0.16%
RAKS ELEKTRONIK                                 Household Durables                       20.73                  0.08%
ADANA CIMENTO SANAYII C                       Construction Materials                     18.77                  0.07%

                                                                   APPENDIX A-28

               MSCI UNITED KINGDOM INDEX AS OF NOVEMBER 30, 2000


                                                                                   Index Market              Weight in
                                                                                  Capitalization             MSCI Index
Constituent Name                                     Industry                   (Millions of US$)               (%)
----------------                                     --------                   -----------------               ---
VODAFONE GROUP                          Wireless Telecommunication Services         210,449.73                 11.83%
BP AMOCO                                             Oil & Gas                      175,804.09                  9.88%
HSBC HOLDINGS (GB)                                     Banks                        121,541.42                  6.83%
GLAXO WELLCOME                                    Pharmaceuticals                   106,373.99                  5.98%
ASTRAZENECA                                       Pharmaceuticals                    90,124.13                  5.07%
SMITHKLINE BEECHAM                                Pharmaceuticals                    73,549.40                  4.13%
BRITISH TELECOM                        Diversified Telecommunication Services        56,588.80                  3.18%
ROYAL BANK OF SCOTLAND                                 Banks                         54,866.73                  3.08%
LLOYDS TSB GROUP                                       Banks                         52,462.69                  2.95%
BARCLAYS                                               Banks                         46,443.61                  2.61%
DIAGEO                                               Beverages                       35,614.25                  2.00%
CGNU                                                 Insurance                       33,944.80                  1.91%
PRUDENTIAL                                           Insurance                       30,306.39                  1.70%
TESCO                                          Food & Drug Retailing                 27,520.01                  1.55%
MARCONI                                       Communications Equipment               26,232.49                  1.47%
BRITISH SKY BROADCASTING                               Media                         25,772.43                  1.45%
UNILEVER PLC                                       Food Products                     24,102.50                  1.35%
ABBEY NATIONAL                                         Banks                         22,281.84                  1.25%
GRANADA COMPASS                             Hotels Restaurants & Leisure             21,330.37                  1.20%
REUTERS GROUP                                          Media                         21,007.94                  1.18%
HALIFAX GROUP                                          Banks                         20,958.00                  1.18%
PEARSON                                                Media                         17,799.53                  1.00%
RIO TINTO PLC REG                                 Metals & Mining                    15,902.10                  0.89%
BRITISH AMERICAN TOBACCO                              Tobacco                        15,466.42                  0.87%
BAE SYSTEMS                                     Aerospace & Defense                  15,407.18                  0.87%
BG GROUP                                           Gas Utilities                     14,222.30                  0.80%
CADBURY SCHWEPPES                                  Food Products                     14,163.15                  0.80%
SCOTTISH POWER                                   Electric Utilities                  13,824.79                  0.78%
CENTRICA                                           Gas Utilities                     13,652.34                  0.77%
LEGAL & GENERAL GROUP                                Insurance                       13,091.80                  0.74%
NATIONAL GRID GROUP                              Electric Utilities                  13,047.96                  0.73%
WPP GROUP                                              Media                         11,792.27                  0.66%
SAINSBURY (J)                                  Food & Drug Retailing                 11,318.29                  0.64%
THREE I GROUP                                  Diversified Financials                10,762.35                  0.60%
AMVESCAP                                       Diversified Financials                10,760.62                  0.60%
REED INTERNATIONAL                                     Media                         10,270.41                  0.58%
BASS                                        Hotels Restaurants & Leisure              9,247.23                  0.52%
KINGFISHER                                        Multiline Retail                    9,037.69                  0.51%
BAA                                        Transportation Infrastructure              8,910.23                  0.50%
LOGICA                                        IT Consulting & Services                8,796.92                  0.49%
HAYS                                       Comercial Services & Supplies              8,577.43                  0.48%
INVENSYS                                             Machinery                        8,505.91                  0.48%
MARKS & SPENCER                                   Multiline Retail                    7,966.40                  0.45%
GKN                                               Auto Components                     7,855.51                  0.44%
BOOTS CO                                       Food & Drug Retailing                  7,738.18                  0.43%
GREAT UNIVERSAL STORES                       Internet & Catalog Retail                7,528.74                  0.42%
LATTICE GROUP                                      Gas Utilities                      7,403.05                  0.42%
SAGE GROUP (THE)                                      Software                        6,974.04                  0.39%
RAILTRACK GROUP                                     Road & Rail                       6,898.40                  0.39%

                                                                                   Index Market              Weight in
                                                                                  Capitalization             MSCI Index
Constituent Name                                     Industry                   (Millions of US$)               (%)
----------------                                     --------                   -----------------               ---
BOC GROUP                                            Chemicals                       6,896.72                  0.39%
DIXONS GROUP                                      Specialty Retail                   6,704.44                  0.38%
EMI GROUP                                              Media                         6,203.45                  0.35%
ARM HOLDINGS                             Semiconductor Equipment & Products          6,169.41                  0.35%
LAND SECURITIES                                     Real Estate                      6,142.11                  0.35%
BRITISH AIRWAYS                                       Airlines                       6,135.30                  0.34%
RENTOKIL INITIAL                           Comercial Services & Supplies             5,868.16                  0.33%
UNITED UTILITIES                                  Multi-Utilities                    5,593.36                  0.31%
SCHRODERS                                      Diversified Financials                5,322.24                  0.30%
CANARY WHARF GROUP                                  Real Estate                      5,242.88                  0.29%
NYCOMED AMERSHAM                          Health Care Equipment & Supplies           5,009.70                  0.28%
IMPERIAL CHEMICAL ICI                                Chemicals                       4,973.76                  0.28%
BLUE CIRCLE INDUSTRIES                         Construction Materials                4,697.27                  0.26%
EXEL (OCEAN GROUP)                             Air Freight & Couriers                4,634.07                  0.26%
CARLTON COMMUNICATIONS                                 Media                         4,478.64                  0.25%
CELLTECH GROUP                                     Biotechnology                     4,454.96                  0.25%
ELECTROCOMPONENTS                         Trading Companies & Distributors           4,209.57                  0.24%
SMITH & NEPHEW                            Health Care Equipment & Supplies           4,131.87                  0.23%
INT'L POWER(NAT'L POWER                          Electric Utilities                  4,069.05                  0.23%
MISYS                                                 Software                       4,054.18                  0.23%
HILTON GROUP                                Hotels Restaurants & Leisure             3,994.86                  0.22%
HANSON                                         Construction Materials                3,985.56                  0.22%
CAPITA GROUP                               Comercial Services & Supplies             3,968.33                  0.22%
SMITHS INDUSTRIES                             Industrial Conglomerates               3,630.02                  0.20%
PROVIDENT FINANCIAL                            Diversified Financials                3,483.96                  0.20%
BRITISH LAND CO                                     Real Estate                      3,378.54                  0.19%
JOHNSON MATTHEY                                   Metals & Mining                    3,363.68                  0.19%
LASMO                                                Oil & Gas                       3,339.66                  0.19%
WOLSELEY                                          Specialty Retail                   3,153.31                  0.18%
PEN & ORIENTAL STEAM                                   Marine                        3,074.51                  0.17%
TI GROUP                                             Machinery                       2,810.91                  0.16%
BUNZL                                         Paper & Forest Products                2,787.66                  0.16%
CORUS GROUP                                       Metals & Mining                    2,532.86                  0.14%
SEMA GROUP                                    IT Consulting & Services               2,463.16                  0.14%
P&O PRINCESS CRUISES                        Hotels Restaurants & Leisure             2,455.75                  0.14%
BBA GROUP                                            Machinery                       2,451.76                  0.14%
AWG (ANGLIAN WATER)                               Water Utilities                    2,378.85                  0.13%
CHUBB                                      Comercial Services & Supplies             2,301.36                  0.13%
SLOUGH ESTATES                                      Real Estate                      2,286.07                  0.13%
RMC GROUP                                      Construction Materials                2,113.58                  0.12%
HAMMERSON                                           Real Estate                      1,782.73                  0.10%
PILKINGTON                                       Building Products                   1,776.48                  0.10%
FKI                                           Industrial Conglomerates               1,745.87                  0.10%
TATE & LYLE                                        Food Products                     1,693.36                  0.10%
RANK GROUP                                  Hotels Restaurants & Leisure             1,505.97                  0.08%
AIRTOURS                                    Hotels Restaurants & Leisure             1,413.58                  0.08%
SSL INTERNATIONAL                         Health Care Equipment & Supplies           1,388.35                  0.08%
PSION                                         Computers & Peripherals                1,368.85                  0.08%
CARADON                                          Building Products                   1,302.98                  0.07%
REXAM                                          Containers & Packaging                1,268.65                  0.07%
BERKELEY GROUP (THE)                             Household Durables                  1,262.95                  0.07%
STAGECOACH HOLDINGS                                 Road & Rail                      1,099.47                  0.06%
IMI                                                  Machinery                       1,060.92                  0.06%

                                                                                   Index Market              Weight in
                                                                                  Capitalization             MSCI Index
Constituent Name                                     Industry                   (Millions of US$)               (%)
----------------                                     --------                   -----------------               ---
DE LA RUE                                  Comercial Services & Supplies             1,046.76                   0.06%
BARRATT DEVELOPMENTS                             Household Durables                  1,046.08                   0.06%
AMEC                                         Construction & Engineering              1,010.32                   0.06%
TAYLOR WOODROW                                   Household Durables                    958.46                   0.05%
LONDON BRIDGE SOFTWARE                                Software                         871.90                   0.05%
HEPWORTH                                         Building Products                     868.94                   0.05%
GREAT PORTLAND ESTATES                              Real Estate                        814.71                   0.05%
WIMPEY (GEORGE)                                  Household Durables                    800.98                   0.05%
BALFOUR BEATTY                               Construction & Engineering                732.15                   0.04%
UNIQ (UNIGATE)                                     Food Products                       731.93                   0.04%
KIDDE                                      Comercial Services & Supplies               596.07                   0.03%
LEX SERVICE                                       Specialty Retail                     583.94                   0.03%
COATS VIYELLA                                    Textiles & Apparel                    403.96                   0.02%
JARVIS                                       Construction & Engineering                366.07                   0.02%
EIDOS                                                 Software                         295.79                   0.02%

                                                                   APPENDIX A-29

                    MSCI USA INDEX AS OF NOVEMBER 30, 2000

                                                                                       Index Market           Weight in
                                                                                      Capitalization          MSCI Index
Constituent Name                                       Industry                      (Millions of US$)            (%)
----------------                                       --------                      -----------------            ---
GENERAL ELECTRIC CO                            Industrial Conglomerates                  491,105.00              5.10%
CISCO SYSTEMS                                  Communications Equipment                  337,135.37              3.50%
EXXON MOBIL CORP                                      Oil & Gas                          306,339.18              3.18%
MICROSOFT CORP                                         Software                          305,942.89              3.18%
PFIZER                                             Pharmaceuticals                       279,776.98              2.91%
INTEL CORP                                Semiconductor Equipment & Products             256,160.63              2.66%
WAL-MART STORES                                    Multiline Retail                      233,010.75              2.42%
AMERICAN INT'L GROUP                                  Insurance                          224,297.26              2.33%
CITIGROUP                                       Diversified Financials                   223,784.11              2.32%
MERCK & CO                                         Pharmaceuticals                       213,749.90              2.22%
SBC COMMUNICATIONS                      Diversified Telecommunication Services           186,214.08              1.93%
IBM CORP                                       Computers & Peripherals                   164,034.49              1.70%
EMC CORP                                       Computers & Peripherals                   162,165.54              1.68%
COCA-COLA CO                                          Beverages                          155,296.85              1.61%
VERIZON COMMUNI.(BELL AT                Diversified Telecommunication Services           152,717.40              1.59%
ORACLE CORP                                            Software                          149,547.45              1.55%
JOHNSON & JOHNSON                                  Pharmaceuticals                       139,002.90              1.44%
BRISTOL-MYERS SQUIBB CO                            Pharmaceuticals                       136,221.07              1.41%
LILLY (ELI) & CO                                   Pharmaceuticals                       105,611.52              1.10%
PROCTER & GAMBLE CO                               Household Products                      97,620.54              1.01%
AMERICA ONLINE                               Internet Software & Services                 94,382.20              0.98%
HOME DEPOT                                         Specialty Retail                       90,754.57              0.94%
PHILIP MORRIS COS                                      Tobacco                            86,000.74              0.89%
ABBOTT LABORATORIES                                Pharmaceuticals                        85,315.11              0.89%
WELLS FARGO & CO                                        Banks                             81,418.51              0.85%
FANNIE MAE                                      Diversified Financials                    80,532.60              0.84%
PHARMACIA CORP                                     Pharmaceuticals                        78,668.61              0.82%
AMERICAN HOME PRODUCTS                             Pharmaceuticals                        78,414.89              0.81%
BELLSOUTH CORP                          Diversified Telecommunication Services            78,108.86              0.81%
VIACOM B                                                Media                             77,537.31              0.81%
TIME WARNER                                             Media                             74,500.38              0.77%
AT & T CORP                             Diversified Telecommunication Services            73,641.79              0.76%
AMERICAN EXPRESS                                Diversified Financials                    73,065.58              0.76%
AMGEN                                               Biotechnology                         65,423.50              0.68%
BANK OF AMERICA CORP                                    Banks                             64,999.76              0.68%
TEXAS INSTRUMENTS                         Semiconductor Equipment & Products              63,928.79              0.66%
MEDTRONIC                                  Health Care Equipment & Supplies               63,877.75              0.66%
QWEST COMMUNI. INT'L                    Diversified Telecommunication Services            62,695.88              0.65%
HEWLETT-PACKARD CO                             Computers & Peripherals                    62,547.93              0.65%
DISNEY (WALT) COMMON                                    Media                             60,323.32              0.63%
BOEING CO                                        Aerospace & Defense                      59,967.13              0.62%
QUALCOMM                                       Communications Equipment                   59,468.12              0.62%
CHEVRON CORP                                          Oil & Gas                           52,548.75              0.55%
LUCENT TECHNOLOGIES                            Communications Equipment                   52,388.23              0.54%

                                                                                       Index Market           Weight in
                                                                                      Capitalization          MSCI Index
Constituent Name                                       Industry                      (Millions of US$)            (%)
----------------                                       --------                      -----------------            ---
CORNING                                        Communications Equipment                   51,546.02              0.54%
DELL COMPUTER CORP                             Computers & Peripherals                    50,372.79              0.52%
ENRON CORP                                         Multi-Utilities                        48,339.17              0.50%
JDS UNIPHASE CORP                              Communications Equipment                   48,136.97              0.50%
MERRILL LYNCH & CO                              Diversified Financials                    46,491.18              0.48%
CHASE MANHATTAN CORP                                    Banks                             45,823.55              0.48%
WALGREEN CO                                     Food & Drug Retailing                     45,007.44              0.47%
DU PONT (E.I) DE NEMOURS                              Chemicals                           44,114.08              0.46%
MOTOROLA                                       Communications Equipment                   43,179.36              0.45%
FORD MOTOR CO                                        Automobiles                          43,139.36              0.45%
WORLDCOM                                Diversified Telecommunication Services            42,913.79              0.45%
ANHEUSER-BUSCH                                        Beverages                           42,860.73              0.45%
MCDONALD'S CORP                              Hotels Restaurants & Leisure                 42,592.49              0.44%
AUTOMATIC DATA PROCESS                      Comercial Services & Supplies                 41,395.76              0.43%
BANK ONE CORP                                           Banks                             41,266.35              0.43%
BANK NEW YORK CO                                        Banks                             40,702.07              0.42%
MINNESOTA MINING & MFG                         Industrial Conglomerates                   39,664.46              0.41%
SCHWAB (CHARLES) CORP                           Diversified Financials                    37,704.34              0.39%
KIMBERLY-CLARK CORP                               Household Products                      37,637.31              0.39%
GILLETTE CO                                       Personal Products                       35,663.68              0.37%
SCHLUMBERGER                                 Energy Equipment & Services                  35,281.66              0.37%
AT&T-LIBERTY MEDIA GRP A                                Media                             34,929.41              0.36%
FLEET BOSTON FINL CORP                                  Banks                             33,794.55              0.35%
UNITED TECHNOLOGIES CORP                         Aerospace & Defense                      33,152.36              0.34%
DUKE ENERGY CORP                                  Electric Utilities                      33,102.91              0.34%
APPLIED MATERIALS                         Semiconductor Equipment & Products              32,655.51              0.34%
EMERSON ELECTRIC CO                              Electrical Equipment                     31,096.93              0.32%
MARSH & MCLENNAN COS                                  Insurance                           31,035.05              0.32%
SIEBEL SYSTEMS                                         Software                           29,560.16              0.31%
CLEAR CHANNEL COMMUNI.                                  Media                             29,533.10              0.31%
MBNA CORP                                       Diversified Financials                    28,613.57              0.30%
ALLSTATE CORP                                         Insurance                           28,084.13              0.29%
CARDINAL HEALTH                            Health Care Providers & Services               27,894.41              0.29%
TARGET CORP                                        Multiline Retail                       27,356.75              0.28%
GENERAL MOTORS CORP                                  Automobiles                          26,577.17              0.28%
BAXTER INTERNATIONAL                       Health Care Equipment & Supplies               25,498.72              0.26%
WASHINGTON MUTUAL                                       Banks                             24,888.85              0.26%
ELECTRONIC DATA SYSTEMS                        IT Consulting & Services                   24,755.19              0.26%
FIRST UNION CORP                                        Banks                             24,612.64              0.26%
ALCOA                                              Metals & Mining                        24,381.09              0.25%
COX COMMUNICATIONS A                                    Media                             23,944.96              0.25%
AES CORP                                          Electric Utilities                      23,695.17              0.25%
AGILENT TECHNOLOGIES                      Electronic Equipment & Instruments              23,641.72              0.25%
NEXTEL COMMUNICATIONS A                  Wireless Telecommunication Services              23,602.23              0.25%
HOUSEHOLD INTERNATIONAL                         Diversified Financials                    23,558.67              0.24%
HCA HEALTHCARE CO                          Health Care Providers & Services               23,124.78              0.24%
BROADCOM CORP A                           Semiconductor Equipment & Products              22,932.29              0.24%
CVS CORP                                        Food & Drug Retailing                     22,191.63              0.23%
BEA SYSTEMS                                            Software                           21,943.43              0.23%
YAHOO                                        Internet Software & Services                 21,895.33              0.23%
KROGER CO                                       Food & Drug Retailing                     21,810.59              0.23%
PAYCHEX                                     Comercial Services & Supplies                 21,637.33              0.22%

                                                                                       Index Market           Weight in
                                                                                      Capitalization          MSCI Index
Constituent Name                                       Industry                      (Millions of US$)            (%)
----------------                                       --------                      -----------------            ---
MORGAN (J.P) & CO                               Diversified Financials                    21,440.48              0.22%
GAP                                                Specialty Retail                       21,198.98              0.22%
EXELON CORP                                       Electric Utilities                      21,001.25              0.22%
SARA LEE CORP                                       Food Products                         20,869.61              0.22%
CIGNA CORP                                 Health Care Providers & Services               20,762.63              0.22%
STATE STREET CORP                               Diversified Financials                    20,754.29              0.22%
DOW CHEMICAL CO                                       Chemicals                           20,728.01              0.22%
SOUTHERN CO                                       Electric Utilities                      20,472.20              0.21%
PALM                                           Computers & Peripherals                    20,444.60              0.21%
FIRST DATA CORP                             Comercial Services & Supplies                 20,220.65              0.21%
PNC FINL SERVICES GROUP                                 Banks                             19,454.44              0.20%
UNITEDHEALTH GROUP                         Health Care Providers & Services               19,052.61              0.20%
GENERAL MOTORS H (NEW)                                  Media                             18,988.41              0.20%
AFLAC                                                 Insurance                           18,680.45              0.19%
SYSCO CORP                                      Food & Drug Retailing                     18,409.58              0.19%
US BANCORP                                              Banks                             18,184.96              0.19%
SOLECTRON                                 Electronic Equipment & Instruments              17,822.39              0.19%
MICRON TECHNOLOGY                         Semiconductor Equipment & Products              17,476.20              0.18%
APPLERA-APPL BIO(PE CORP                   Health Care Equipment & Supplies               17,211.83              0.18%
ILLINOIS TOOL WORKS                                   Machinery                           16,997.11              0.18%
VERISIGN                                     Internet Software & Services                 16,856.82              0.18%
GEMSTAR-TV GUIDE INT'L                                  Media                             16,648.59              0.17%
INT'L PAPER CO                                 Paper & Forest Products                    16,376.85              0.17%
HARTFORD FINANCIAL SVCS                               Insurance                           15,869.72              0.16%
HEINZ (H.J) CO                                      Food Products                         15,824.09              0.16%
SOUTHWEST AIRLINES CO                                  Airlines                           15,662.23              0.16%
COASTAL CORP                                          Oil & Gas                           15,644.88              0.16%
WILLIAMS COS                                       Multi-Utilities                        15,627.58              0.16%
COMPUTER ASSOC INT'L                                   Software                           15,488.55              0.16%
ADOBE SYSTEMS                                          Software                           15,232.69              0.16%
SUNTRUST BANKS                                          Banks                             15,147.32              0.16%
GENERAL DYNAMICS CORP                            Aerospace & Defense                      15,131.36              0.16%
NATIONAL CITY CORP                                      Banks                             15,057.84              0.16%
ARIBA                                        Internet Software & Services                 14,978.26              0.16%
HALLIBURTON CO                               Energy Equipment & Services                  14,869.60              0.15%
WASTE MANAGEMENT                            Comercial Services & Supplies                 14,867.29              0.15%
AMERICAN ELECTRIC POWER                           Electric Utilities                      14,811.70              0.15%
COSTCO WHOLESALE CORP                              Multiline Retail                       14,582.82              0.15%
DOMINION RESOURCES                                Electric Utilities                      14,266.12              0.15%
CHUBB CORP                                            Insurance                           14,258.99              0.15%
GANNETT CO                                              Media                             14,137.36              0.15%
CAMPBELL SOUP CO (US)                               Food Products                         14,037.36              0.15%
OMNICOM GROUP                                           Media                             13,967.32              0.15%
EL PASO ENERGY CORP                                 Gas Utilities                         13,948.97              0.14%
HARLEY-DAVIDSON                                      Automobiles                          13,747.68              0.14%
CATERPILLAR                                           Machinery                           13,703.91              0.14%
FEDEX CORPORATION                               Air Freight & Couriers                    13,659.02              0.14%
CONAGRA FOODS                                       Food Products                         13,553.94              0.14%
TENET HEALTHCARE CORP                      Health Care Providers & Services               13,311.80              0.14%
CARNIVAL CORP A                              Hotels Restaurants & Leisure                 13,260.15              0.14%
EASTMAN KODAK CO                             Leisure Equipment & Products                 12,607.11              0.13%
INTERPUBLIC GROUP OF COS                                Media                             12,022.21              0.12%
FPL GROUP                                         Electric Utilities                      11,718.68              0.12%

                                                                                       Index Market           Weight in
                                                                                      Capitalization          MSCI Index
Constituent Name                                       Industry                      (Millions of US$)            (%)
----------------                                       --------                      -----------------            ---
GENERAL MILLS                                       Food Products                         11,622.02              0.12%
SANMINA CORP                              Electronic Equipment & Instruments              11,543.64              0.12%
UNION PACIFIC CORP                                   Road & Rail                          11,524.65              0.12%
NIKE B                                            Textiles & Apparel                      11,512.90              0.12%
TRIBUNE CO                                              Media                             11,467.45              0.12%
COMPUTER SCIENCES CORP                         IT Consulting & Services                   11,456.93              0.12%
QUAKER OATS CO                                      Food Products                         11,381.08              0.12%
RELIANT ENERGY                                    Electric Utilities                      11,189.02              0.12%
SEARS, ROEBUCK & CO                                Multiline Retail                       11,122.20              0.12%
BAKER HUGHES                                 Energy Equipment & Services                  10,977.51              0.11%
ST PAUL COS                                           Insurance                           10,844.31              0.11%
ALBERTSON'S                                     Food & Drug Retailing                     10,762.78              0.11%
KEYCORP                                                 Banks                             10,736.00              0.11%
PG&E CORP                                         Electric Utilities                      10,584.24              0.11%
TXU CORP                                          Electric Utilities                      10,531.56              0.11%
CLOROX CO                                         Household Products                      10,488.84              0.11%
MCGRAW-HILL COS                                         Media                             10,343.44              0.11%
BURLINGTON NTHN SANTA FE                             Road & Rail                          10,232.44              0.11%
WACHOVIA CORP                                           Banks                             10,176.05              0.11%
MARRIOTT INT'L A                             Hotels Restaurants & Leisure                  9,947.90              0.10%
AVON PRODUCTS                                     Personal Products                        9,882.70              0.10%
LEVEL 3 COMMUNICATIONS                  Diversified Telecommunication Services             9,852.23              0.10%
DEERE & CO                                            Machinery                            9,544.96              0.10%
AETNA                                      Health Care Providers & Services                9,486.57              0.10%
WEYERHAEUSER CO                                Paper & Forest Products                     9,435.08              0.10%
EXODUS COMMUNICATIONS                        Internet Software & Services                  9,381.17              0.10%
MCKESSON HBOC                              Health Care Providers & Services                9,342.58              0.10%
PEOPLESOFT                                             Software                            9,298.80              0.10%
INTUIT                                                 Software                            9,269.25              0.10%
EBAY                                          Internet & Catalog Retail                    9,209.97              0.10%
PUBLIC SV ENTERPRISE CO                           Electric Utilities                       9,165.88              0.10%
EQUITY OFFICE PROPERTIES                             Real Estate                           9,098.72              0.09%
ENTERGY CORP                                      Electric Utilities                       9,030.90              0.09%
AMAZON.COM                                    Internet & Catalog Retail                    8,785.39              0.09%
RADIOSHACK CORP                                    Specialty Retail                        8,705.57              0.09%
MASCO CORP                                        Building Products                        8,664.55              0.09%
LINCOLN NATIONAL CORP                                 Insurance                            8,619.65              0.09%
BECTON, DICKINSON                          Health Care Equipment & Supplies                8,609.58              0.09%
TRANSOCEAN SEDCO FOREX                       Energy Equipment & Services                   8,394.33              0.09%
RAYTHEON CO B                                    Aerospace & Defense                       8,387.20              0.09%
IMS HEALTH                                  Comercial Services & Supplies                  8,353.52              0.09%
MAY DEPARTMENT STORES CO                           Multiline Retail                        8,348.79              0.09%
DOVER CORP                                            Machinery                            8,310.33              0.09%
UNOCAL CORP                                           Oil & Gas                            8,287.56              0.09%
LIMITED                                            Specialty Retail                        8,272.10              0.09%
USX-MARATHON GROUP                                    Oil & Gas                            8,223.01              0.09%
RALSTON - RALSTON PURINA                            Food Products                          8,077.11              0.08%
ARCHER-DANIELS-MIDLAND                              Food Products                          8,061.44              0.08%
OCCIDENTAL PETROLEUM                                  Oil & Gas                            7,977.03              0.08%
AON CORP                                              Insurance                            7,947.71              0.08%
CONSOLIDATED EDISON                               Electric Utilities                       7,895.75              0.08%
DELPHI AUTOMOTIVE SYS                              Auto Components                         7,734.36              0.08%

                                                                                         Index Market         Weight in
                                                                                        Capitalization        MSCI Index
Constituent Name                                     Industry                         (Millions of US$)           (%)
----------------                                     --------                         -----------------           ---
EDISON INTERNATIONAL                              Electric Utilities                       7,473.29              0.08%
ROCKWELL INT'L                                   Electrical Equipment                      7,450.56              0.08%
AIR PRODUCTS & CHEMICALS                              Chemicals                            7,345.92              0.08%
TEXTRON                                        Industrial Conglomerates                    7,300.02              0.08%
PPG INDUSTRIES                                        Chemicals                            7,260.80              0.08%
CP&L ENERGY (CAROLINA PO                          Electric Utilities                       6,894.28              0.07%
MBIA                                                  Insurance                            6,776.20              0.07%
EQUITY RESIDENTIAL PPTY                              Real Estate                           6,712.87              0.07%
WELLPOINT HEALTH NETWKS                    Health Care Providers & Services                6,692.89              0.07%
CENDANT CORP                                Comercial Services & Supplies                  6,671.93              0.07%
FIRSTENERGY CORP                                  Electric Utilities                       6,651.36              0.07%
UNUMPROVIDENT CORP                                    Insurance                            6,493.28              0.07%
INGERSOLL-RAND CO                                     Machinery                            6,484.55              0.07%
AT & T WIRELESS GROUP                    Wireless Telecommunication Services               6,480.00              0.07%
ROHM & HAAS CO                                        Chemicals                            6,443.22              0.07%
METROMEDIA FIBER NETWK A                Diversified Telecommunication Services             6,438.27              0.07%
CONSTELLATION ENERGY GRP                          Electric Utilities                       6,086.97              0.06%
STARWOOD HOT.&RES. WORLD                     Hotels Restaurants & Leisure                  6,068.61              0.06%
BROADVISION                                  Internet Software & Services                  6,044.28              0.06%
PPL CORP                                          Electric Utilities                       6,038.46              0.06%
NEW YORK TIMES CO A                                     Media                              5,971.17              0.06%
RATIONAL SOFTWARE CORP                                 Software                            5,878.91              0.06%
DELTA AIR LINES                                        Airlines                            5,817.60              0.06%
UNION CARBIDE CORP                                    Chemicals                            5,816.75              0.06%
PRAXAIR                                               Chemicals                            5,680.28              0.06%
GEORGIA-PACIFIC GROUP                          Paper & Forest Products                     5,666.42              0.06%
CSX CORP                                             Road & Rail                           5,628.30              0.06%
NORFOLK SOUTHERN CORP                                Road & Rail                           5,512.80              0.06%
STAPLES                                            Specialty Retail                        5,484.14              0.06%
AVERY DENNISON CORP                         Comercial Services & Supplies                  5,428.73              0.06%
DTE ENERGY                                        Electric Utilities                       5,412.09              0.06%
HEALTHSOUTH CORP                           Health Care Providers & Services                5,375.04              0.06%
MATTEL                                       Leisure Equipment & Products                  5,374.20              0.06%
APPLE COMPUTER                                 Computers & Peripherals                     5,361.99              0.06%
ROBERT HALF INT'L                           Comercial Services & Supplies                  5,339.78              0.06%
NEWELL RUBBERMAID                                 Household Durables                       5,180.70              0.05%
AMR CORP                                               Airlines                            5,038.66              0.05%
SEMPRA ENERGY                                       Gas Utilities                          4,991.99              0.05%
NISOURCE (NEW)                                      Gas Utilities                          4,979.14              0.05%
DOW JONES & CO                                          Media                              4,942.97              0.05%
EATON CORP                                            Machinery                            4,908.75              0.05%
JOHNSON CONTROLS                                   Auto Components                         4,733.60              0.05%
ELECTRONIC ARTS                                        Software                            4,717.92              0.05%
EQUIFAX                                     Comercial Services & Supplies                  4,693.37              0.05%
PARKER HANNIFIN CORP                                  Machinery                            4,647.31              0.05%
XEROX CORP                                        Office Electronics                       4,622.22              0.05%
VULCAN MATERIALS CO                             Construction Materials                     4,319.27              0.04%
FOUNDRY NETWORKS                               Communications Equipment                    4,310.15              0.04%
BMC SOFTWARE                                           Software                            4,271.06              0.04%
GENERAL PUBLIC UTILITIES                          Electric Utilities                       4,267.73              0.04%
COUNTRYWIDE CREDIT IND                          Diversified Financials                     4,212.31              0.04%
MOODYS CORP (DUN&BRADSTR                        Diversified Financials                     4,204.45              0.04%

                                                                                         Index Market         Weight in
                                                                                        Capitalization        MSCI Index
Constituent Name                                     Industry                         (Millions of US$)           (%)
----------------                                     --------                         -----------------           ---
TRW                                                Auto Components                         4,077.90              0.04%
PARK PLACE ENTERTAINMENT                     Hotels Restaurants & Leisure                  4,034.30              0.04%
READERS DIGEST ASS'N A                                  Media                              3,918.64              0.04%
SIMON PROPERTY GROUP                                 Real Estate                           3,909.74              0.04%
JONES APPAREL CORP                                Textiles & Apparel                       3,880.67              0.04%
PHELPS DODGE CORP                                  Metals & Mining                         3,867.11              0.04%
TOYS R US                                          Specialty Retail                        3,863.95              0.04%
GLOBAL MARINE                                Energy Equipment & Services                   3,848.70              0.04%
COOPER INDUSTRIES                                Electrical Equipment                      3,802.83              0.04%
VIGNETTE CORP                                Internet Software & Services                  3,595.47              0.04%
SHERWIN-WILLIAMS CO                                Specialty Retail                        3,571.86              0.04%
INFOSPACE                                    Internet Software & Services                  3,456.73              0.04%
HILTON HOTELS CORP                           Hotels Restaurants & Leisure                  3,454.77              0.04%
GRAINGER (WW)                              Trading Companies & Distributors                3,435.66              0.04%
SAFECO CORP                                           Insurance                            3,421.76              0.04%
GENUINE PARTS CO                           Trading Companies & Distributors                3,393.45              0.04%
CERIDIAN CORP                                  IT Consulting & Services                    3,341.08              0.03%
INKTOMI CORP                                           Software                            3,284.53              0.03%
HARRAH'S ENTERTAINMENT                       Hotels Restaurants & Leisure                  3,266.83              0.03%
RAYTHEON CO A                                    Aerospace & Defense                       3,263.56              0.03%
AVAYA INC.                                     Communications Equipment                    3,252.55              0.03%
BLOCK (H&R)                                 Comercial Services & Supplies                  3,220.53              0.03%
AKAMAI TECHNOLOGIES                          Internet Software & Services                  3,103.88              0.03%
VF CORP                                           Textiles & Apparel                       3,075.91              0.03%
PARAMETRIC TECHNOLOGY                                  Software                            3,029.09              0.03%
SERVICEMASTER CO                            Comercial Services & Supplies                  3,016.74              0.03%
BLACK & DECKER CORP                               Household Durables                       3,014.14              0.03%
CMGI                                         Internet Software & Services                  2,970.79              0.03%
ITT INDUSTRIES                                 Industrial Conglomerates                    2,928.65              0.03%
NUCOR CORP                                         Metals & Mining                         2,819.50              0.03%
WHIRLPOOL CORP                                    Household Durables                       2,790.69              0.03%
FLUOR CORP                                    Construction & Engineering                   2,762.10              0.03%
DONNELLEY (RR) & SONS                       Comercial Services & Supplies                  2,727.66              0.03%
MEAD CORP                                      Paper & Forest Products                     2,717.54              0.03%
SEALED AIR CORP                                 Containers & Packaging                     2,660.80              0.03%
GOODYEAR TIRE & RUBBER                             Auto Components                         2,651.06              0.03%
NEWMONT MINING CORP                                Metals & Mining                         2,626.23              0.03%
HOST MARRIOTT CORP                                   Real Estate                           2,618.29              0.03%
US AIRWAYS GROUP                                       Airlines                            2,586.04              0.03%
DANA CORP                                          Auto Components                         2,500.51              0.03%
MANPOWER                                    Comercial Services & Supplies                  2,462.95              0.03%
ALLIED WASTE INDUSTRIES                     Comercial Services & Supplies                  2,422.88              0.03%
SHAW INDUSTRIES                                   Household Durables                       2,422.35              0.03%
CRESCENT REAL ESTATE                                 Real Estate                           2,403.33              0.02%
SUPERVALU                                       Food & Drug Retailing                      2,398.32              0.02%
STANLEY WORKS                                     Household Durables                       2,360.61              0.02%
TEMPLE INLAND                                   Containers & Packaging                     2,345.42              0.02%
APPLERA-CELERA GE(PE COR                            Biotechnology                          2,339.45              0.02%
AMERICAN PWR CONVERSION                          Electrical Equipment                      2,285.89              0.02%
MAYTAG CORP                                       Household Durables                       2,243.80              0.02%
LIZ CLAIBORNE                                     Textiles & Apparel                       2,090.42              0.02%
SAPIENT CORP                                   IT Consulting & Services                    2,081.11              0.02%
CENTEX CORP                                       Household Durables                       2,080.60              0.02%

                                                                                         Index Market         Weight in
                                                                                        Capitalization        MSCI Index
Constituent Name                                     Industry                         (Millions of US$)           (%)
----------------                                     --------                         -----------------           ---
VISTEON CORP                                       Auto Components                         1,948.63              0.02%
NAVISTAR INTERNATIONAL                                Machinery                            1,924.72              0.02%
INT'L FLAVORS FRAGRANCES                              Chemicals                            1,866.72              0.02%
UAL CORP                                               Airlines                            1,803.26              0.02%
NOVELL                                                 Software                            1,743.60              0.02%
GALILEO INTERNATIONAL                       Comercial Services & Supplies                  1,724.23              0.02%
ALLEGHENY TECHNOLOGIES                             Metals & Mining                         1,597.33              0.02%
PULTE CORP                                        Household Durables                       1,590.31              0.02%
SNAP-ON                                            Auto Components                         1,519.13              0.02%
BRUNSWICK CORP                               Leisure Equipment & Products                  1,510.40              0.02%
CLAYTON HOMES                                     Household Durables                       1,388.41              0.01%
CALLAWAY GOLF CO                             Leisure Equipment & Products                  1,359.47              0.01%
CUMMINS ENGINE CO                                     Machinery                            1,345.41              0.01%
HOMESTAKE MINING CO                                Metals & Mining                         1,299.04              0.01%
CNF TRANSPORTATION                              Air Freight & Couriers                     1,261.68              0.01%
USX-US STEEL GROUP                                 Metals & Mining                         1,259.67              0.01%
PORTAL SOFTWARE                                        Software                            1,085.04              0.01%
USG CORP                                          Building Products                          857.54              0.01%
RITE AID CORP                                   Food & Drug Retailing                        830.02              0.01%
BRIGGS & STRATTON CORP                                Machinery                              801.62              0.01%
WORTHINGTON INDUSTRIES                             Metals & Mining                           791.96              0.01%
LOUISIANA-PACIFIC CORP                         Paper & Forest Products                       735.77              0.01%
CROWN CORK & SEAL CO                            Containers & Packaging                       510.34              0.01%
SERVICE CORP INT'L                         Health Care Providers & Services                  510.19              0.01%
PACIFICARE HEALTH SYS                      Health Care Providers & Services                  440.66              0.00%
OWENS-ILLINOIS                                  Containers & Packaging                       419.84              0.00%
BETHLEHEM STEEL CORP                               Metals & Mining                           296.65              0.00%
DISNEY (WALT) INT.(GO.CO                     Internet Software & Services                    209.24              0.00%
ARMSTRONG HOLDINGS                                Building Products                           38.31              0.00%

                                                                      APPENDIX B

The Company intends to effect deliveries of Portfolio Securities on a basis of "T" plus three New York business days (i.e., days on which the New York Stock Exchange is open) in the relevant foreign market of each Index Fund, except as discussed below. The ability of the Company to effect in-kind redemptions within three New York business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays but "good" New York business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in New York, the redemption settlement cycle will be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Company from delivering securities within three New York business days.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with local market holiday schedules, will require a delivery process longer than seven calendar days for some Index Fund, in certain circumstances, during the calendar year 2001. The holidays applicable to each Index Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Index Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

     ISHARES MSCI AUSTRALIA INDEX FUND

     Regular Holidays. The regular Australian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

                    New Year's Day           January 1, 2001
                    Australia Day           January 26, 2001
                    Labour Day                March 12, 2001
                    Good Friday               April 13, 2001
                    Easter Monday             April 16, 2001
                    Anzac Day                 April 25, 2001
                    Queen's Birthday           June 11, 2001
                    Bank Holiday              August 6, 2001
                    Labour Day               October 1, 2001
                    Melbourne Cup Day       November 6, 2001
                    Christmas Day          December 25, 2001
                    Boxing Day             December 26, 2001

     Redemption. The Company is not aware of a redemption request over any Australian holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2001.

     ISHARES MSCI AUSTRIA INDEX FUND

     Regular Holidays. The regular Austrian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

                    New Year's Day              January 1, 2001
                    Good Friday                  April 13, 2001
                    Easter Monday                April 16, 2001
                    Labour Day                      May 1, 2001
                    Ascension Day                  May 24, 2001
                    Whit Monday                    June 4, 2001
                    Corpus Christi                June 14, 2001
                    Assumption Day              August 15, 2001
                    National Holiday           October 26, 2001

                 All Saints Day                November 1, 2001
                 Christmas Eve                December 24, 2001
                 Christmas Day                December 25, 2001
                 St. Stephen's Day            December 26, 2001
                 Last Weekday of the Year     December 31, 2001


     Redemption. A redemption request over the following Austrian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall during the calendar year
     2001):

                                                     Redemption            Redemption
              Date              Holiday           Request Date (R)       Settlement Date    Settlement Period
              ----              -------           ----------------       ---------------    -----------------
              12/24/01       Christmas Eve            12/19/01             12/27/01              R +8
              12/25/01       Christmas Day            12/20/01             12/28/01              R +8
              12/26/01     St. Stephen's Day          12/21/01               1/2/02             R +12

     In the calendar year 2001, R+12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Austria Index Fund.

     ISHARES MSCI BELGIUM INDEX FUND

     Regular Holidays. The regular Belgian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

                 New Year's Day                January 1, 2001
                 Good Friday                    April 13, 2001
                 Easter Monday                  April 16, 2001
                 Labour Day                        May 1, 2001
                 Ascension Day                    May 24, 2001
                 Whit Monday                      June 4, 2001
                 Assumption Day                August 15, 2001
                 All Saints Day               November 1, 2001
                 Christmas Day               December 25, 2001
                 Boxing Day                  December 26, 2001
                 Last Weekday of the Year    December 31, 2001

     Redemption. The Company is not aware of a redemption request over any Belgian holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2001.

     ISHARES MSCI BRAZIL (FREE) INDEX FUND

     Regular Holidays. The regular Brazilian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

             New Year's Day                         January 1, 2001
             Rio de Janerio City Anniversary       January 20, 2001
             Foundation Day for Sao Paulo          January 25, 2001
             Carnival Monday                      February 26, 2001
             Carnival Tuesday                     February 27, 2001
             Carnival                             February 28, 2001
             Good Friday                             April 13, 2001
             Labour Day                                 May 1, 2001
             Corpus Christi                           June 14, 2001
             State Holiday                             July 9, 2001
             Independence Day                     September 7, 2001
             Day of Our Lady Aparecida             October 12, 2001
             All Souls Day                         November 2, 2001
             Proclamation of the Republic         November 15, 2001

             Christmas Eve                        December 24, 2001
             Christmas Day                        December 25, 2001
             Last Weekday of the Year             December 31, 2001

     Redemption. A redemption request over the following Brazilian holidays that result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the calendar year 2001):

                                                  Redemption            Redemption
              Date           Holiday           Request Date (R)       Settlement Date    Supplement Period
              ----           -------           ----------------       ---------------    -----------------
              2/26/01        Carnival              2/21/01                3/1/01               R +8
              2/27/01        Carnival              2/22/01                3/2/01               R +8
              2/28/01        Carnival              2/23/01                3/3/01               R +10

     In the calendar year 2001, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Brazil (Free) Index Fund.

     ISHARES MSCI CANADA INDEX FUND

     Regular Holidays. The regular Canadian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

               New Year's Day                  January 1, 2001
               Good Friday                      April 13, 2001
               Victoria Day                       May 21, 2001
               Canada Day Observed                July 2, 2001
               Civic Holiday                    August 6, 2001
               Labour Day                    September 3, 2001
               Thanksgiving Day                October 8, 2001
               Remembrance Day Observed      November 12, 2001
               Christmas Day                 December 25, 2001
               Boxing Day                    December 26, 2001

     Redemption. The Company is not aware of a redemption request over any Canadian holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2001.

     ISHARES MSCI EMU INDEX FUND

     Regular Holidays. The dates in the calendar year 2001 on which the regular Austrian, Belgian, Finnish, French, German, Irish, Italian, Dutch, Portuguese and Spanish holidays affecting the relevant securities markets fall are as follows:

     Austria
              January 1, 2001         June 4, 2001             December 24, 2001
              April 13, 2001          June 14, 2001            December 25, 2001
              April 16, 2001          August 15, 2001          December 26, 2001
              May 1, 2001             October 26, 2001         December 31, 2001
              May 24, 2001            November 1, 2001

     Belgium
              January 1, 2001         May 24, 2001             December 25, 2001
              April 13, 2001          June 4, 2001             December 26, 2001
              April 16, 2001          August 15, 2001          December 31, 2001
              May 1, 2001             November 1, 2001

     Finland
              January 1, 2001         May 24, 2001             December 24, 2001
              April 13, 2001          June 22, 2001            December 25, 2001
              April 16, 2001          December 6, 2001         December 26, 2001
              May 1, 2001

     France
              January 1, 2001         May 1, 2001              December 25, 2001
              April 13, 2001          June 4, 2001             December 26, 2001
              April 16, 2001          November 1, 2001

     Germany
              January 1, 2001         May 1, 2001              December 26, 2001
              April 13, 2001          December 24, 2001        December 31, 2001
              April 16, 2001          December 25, 2001

     Ireland
              January 1, 2001         May 7, 2001              December 25, 2001
              March 19, 2001          June 4, 2001             December 26, 2001
              April 13, 2001          August 6, 2001           December 27, 2001
              April 16, 2001          October 29, 2001

     Italy
              January 1, 2001         May 1, 2001              December 25, 2001
              April 13, 2001          August 15, 2001          December 26, 2001
              April 16, 2001          December 24, 2001

     Netherlands
              January 1, 2001         April 30, 2001           December 26, 2001
              April 13, 2001          May 24, 2001
              April 16, 2001          December 25, 2001

     Portugal
              January 1, 2001         May 1, 2001              November 1, 2001
              February 27, 2001       June 13, 2001            December 24, 2001
              April 13, 2001          June 14, 2001            December 25, 2001
              April 16, 2001          August 15, 2001          December 26, 2001
              April 25, 2001          October 5, 2001

     Spain
              January 1, 2001         May 15, 2001             October 12, 2001
              January 22, 2001        June 4, 2001             November 1, 2001
              March 19, 2001          July 25, 2001            November 9, 2001
              April 12, 2001          July 31, 2001            December 6, 2001
              April 13, 2001          August 15, 2001          December 24, 2001
              April 16, 2001          August 24, 2001          December 25, 2001
              May 1, 2001             September 11, 2001       December 26, 2001
              May 2, 2001             September 24, 2001

     Redemption. A redemption request over the following holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall during the calendar year 2001). The longest redemption cycle for the iShares MSCI EMU Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Index Fund. In the calendar year 2001, the dates of the regular holidays affecting the German securities markets present the worst-case redemption cycle for the iShares MSCI EMU Index Fund as follows:

                                      Redemption              Redemption
    Date          Holiday           Request Date (R)       Settlement Date      Settlement Period
    ----          -------          ----------------        ---------------      -----------------
  12/24/01     Christmas Eve           12/19/01                12/27/01               R +8
  12/25/01     Christmas Day           12/20/01                12/28/01               R +8
  12/26/01     St. Stephen's Day       12/21/01                 1/02/02               R +12

In the calendar year 2001, R+12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI EMU Index Fund.

ISHARES MSCI FRANCE INDEX FUND

Regular Holidays. The regular French holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:


                        New Year's Day         January 1, 2001
                        Good Friday             April 13, 2001
                        Easter Monday           April 16, 2001
                        Labour Day                 May 1, 2001
                        Whit Monday               June 4, 2001
                        All Saints Day        November 1, 2001
                        Christmas Day        December 25, 2001
                        Boxing Day           December 26, 2001

Redemption. The Company is not aware of a redemption request over any French holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2001.

ISHARES MSCI GERMANY INDEX FUND

Regular Holidays. The regular German holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

                        New Year's Day          January 1, 2001
                        Good Friday              April 13, 2001
                        Easter Monday            April 16, 2001
                        Labour Day                  May 1, 2001
                        Christmas Eve         December 24, 2001
                        Christmas Day         December 25, 2001
                        St.Stephen's Day      December 26, 2001
                        New Year's Eve        December 31, 2001

Redemption. A redemption request over the following German holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holiday fall in the calendar year 2001):

                                      Redemption              Redemption
    Date          Holiday           Request Date (R)       Settlement Date      Settlement Period
    ----          -------          ----------------        ---------------      -----------------
  12/24/01     Christmas Eve           12/19/01                12/27/01               R+8
  12/25/01     Christmas Day           12/20/01                12/28/01               R+8
  12/26/01     St. Stephen's Day       12/21/01                 1/02/02               R+12

In the calendar year 2001, R+12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Germany Index Fund.

ISHARES MSCI GREECE INDEX FUND

Regular Holidays. The regular Greek holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

                New Year's Day                  January 1, 2001
                Monday in Lent                February 26, 2001
                Orthodox Good Friday             April 13, 2001
                Orthodox Easter Monday           April 16, 2001
                Labour Day                          May 1, 2001
                Whit Monday                        June 4, 2001
                Assumption Day                  August 15, 2001
                Christmas Day                 December 25, 2001
                Christmas Holiday             December 26, 2001

Redemption. The Company is not aware of a redemption request over any Greek holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2001.

ISHARES MSCI HONG KONG INDEX FUND

Regular Holidays. The regular Hong Kong holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

          First Weekday in January                   January 1, 2001
          Lunar New Year's Eve                      January 23, 2001
          Lunar New Year's Day                      January 24, 2001
          Second Day of Lunar New Year              January 25, 2001
          Third Day of Lunar New Year               January 26, 2001
          Ching Ming Festival                          April 5, 2001
          Good Friday                                 April 13, 2001
          Easter Monday                               April 16, 2001
          Buddha's Birthday                           April 30, 2001
          Labour Day                                     May 1, 2001
          Tuen Ng Festival                             June 25, 2001
          SAR Establishment Day Observed                July 2, 2001
          Chinese National Day                       October 1, 2001
          Day following Mid-Autumn Festival          October 2, 2001
          Chung Yeung Festival                      October 25, 2001
          Christmas Eve                            December 24, 2001
          Christmas Day                            December 25, 2001
          Christmas Holiday                        December 26, 2001
          New Year's Eve                           December 31, 2001

Redemption. A redemption request over the following Hong Kong holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the calendar year 2001):

                                                          Redemption            Redemption
Date                     Holiday                       Request Date (R)       Settlement Date      Settlement Period
----------               -------                       ---------------        ---------------      -----------------
 1/23/01                 Lunar New Year's Eve              1/18/01               1/29/01                R +11
 1/24/01                 Lunar New Year's Day              1/19/01               1/30/01                R +11
 1/25/01             Second Day of Lunar New Year          1/22/01               1/31/01                R +8
12/24/01                 Christmas Eve                     12/19/01              12/27/01               R +8
12/25/01                 Christmas Day                     12/20/01              12/28/01               R +8
12/26/01                 Christmas Holiday                 12/21/01                1/2/02               R +12

In the calendar year 2001, R+12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Hong Kong Index Fund.


ISHARES MSCI INDONESIA (FREE) INDEX FUND

Regular Holidays. The regular Indonesian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

                New Year's Day                        January 1, 2001
                Idul Adha                               March 6, 2001
                First Day of Muharram                  March 26, 2001
                Good Friday                            April 13, 2001
                Waisak Day                                May 7, 2001
                Ascension Day                            May 24, 2001
                Prophet Muhammad's Birthday              June 4, 2001
                Independence Day                      August 17, 2001
                Ascension of Muhammad                October 15, 2001
                Bridging Day                        December 14, 2001
                Idul Fitri                          December 17, 2001
                Exchange Holiday                    December 24, 2001
                Christmas Day                       December 25, 2001
                Exchange Holiday                    December 31, 2001

Redemption. The Company is not aware of a redemption request over any Indonesian holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2001.

ISHARES MSCI ITALY INDEX FUND

Regular Holidays. The regular Italian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

                       New Year's Day           January 1, 2001
                       Good Friday               April 13, 2001
                       Easter Monday             April 16, 2001
                       Labour Day                   May 1, 2001
                       Assumption Day           August 15, 2001
                       Christmas Eve          December 24, 2001
                       Christmas Day          December 25, 2001
                       St. Stephen's Day      December 26, 2001

Redemption. A redemption request over the following Italian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the calendar year 2001):

                                             Redemption            Redemption
  Date                  Holiday           Request Date (R)       Settlement Date      Settlement Period
  ----                  -------           ---------------        ---------------      -----------------
  12/24/01        Christmas Eve             12/19/01              12/27/01                    R +8
  12/25/01        Christmas Day             12/20/01              12/28/01                    R +8
  12/26/01      St. Stephen's Day           12/21/01              12/31/01                    R +10

In the calendar year 2001, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Italy Index Fund.

ISHARES MSCI JAPAN INDEX FUND

Regular Holidays. The regular Japanese holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

           New Year's Day                             January 1, 2001
           Bank Holiday                               January 2, 2001
           Bank Holiday                               January 3, 2001
           Adults Day                                 January 8, 2001
           National Foundation Day Observed         February 12, 2001
           Vernal Equinox Day                          March 20, 2001
           Greenery Day Observed                       April 30, 2001
           Constitution Memorial Day                      May 3, 2001
           National Holiday                               May 4, 2001
           Children's Day                                 May 5, 2001
           Ocean Day                                    July 20, 2001
           Respect for the Aged Day                September 15, 2001
           Autumnal Equinox Day Observed           September 24, 2001
           Sports Day                                 October 8, 2001
           National Culture Day                      November 3, 2001
           Labour Thanksgiving Day                  November 23, 2001
           Emperor's Birthday Observed              December 24, 2001
           Exchange Holiday                         December 31, 2001

Redemption. A redemption request over the following Japanese holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the calendar year 2001):

                                               Redemption            Redemption
    Date              Holiday                Request Date (R)       Settlement Date      Settlement Period
    ----              -------                ----------------       ---------------      -----------------
    1/1/01        New Year's Day                 12/27/00               1/04/01                R +8
    1/2/01         Bank Holiday                  12/28/00               1/05/01                R +8
    1/3/01         Bank Holiday                  12/29/00               1/08/01                R +10
   4/30/01         Greenery Day                   4/27/01                5/7/01                R +10
  12/24/01  Emperor's Birthday Observed          12/19/01              12/27/01                R +8

In the calendar year 2001, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Japan Index Fund.

ISHARES MSCI MALAYSIA (FREE) INDEX FUND

Regular Holidays. The regular Malaysian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

           New Year's Day                                     January 1, 2001
           Chinese New Year                                  January 24, 2001
           Second Day of Chinese New Year                    January 25, 2001
           Federal Territory Day                             February 1, 2001
           Hari Raya Qurban                                     March 6, 2001
           First Day of Muharram                               March 26, 2001
           Labour Day                                             May 1, 2001
           Wesak Day                                              May 7, 2001
           Birthday of His Majesty Yang Di Pertuan Agong         June 2, 2001
           Prophet Muhammad's Birthday                           June 4, 2001
           National Day                                       August 31, 2001
           Deepavali                                        November 14, 2001
           Hari Raya Puasa                                  December 17, 2001
           Christmas Day                                    December 25, 2001

Redemptions. In light of the Malaysian capital restrictions imposed in September 1998, the Company is concerned about its ability to honor redemptions of Creation Units of iShares of the iShares MSCI Malaysia (Free) Index Fund. To the extent the Company is presented with requests for the redemption of Creation Units of iShares of the iShares MSCI Malaysia (Free) Index Fund, the Company will seek to honor such requests consistent with the Malaysian capital restrictions. Based on the information available to date, the Company believes that (i) it cannot currently make in-kind redemptions of iShares of the iShares MSCI Malaysia (Free) Index Fund and (ii) it may only be able to honor redemption requests through the delivery of Malaysian ringgits in Malaysia, subject to receipt of Malaysian Central Bank approval on a case by case basis. In the current circumstances, the Company suggests that requests for the redemption of Creation Units of Malaysia Series iShares should not be made and urges investors contemplating such redemptions to consult with Malaysian counsel. See "Special Factors Regarding the iShares MSCI Malaysia (Free) Index Fund" in the Statement of Additional Information.

Assuming the Company were able to make in-kind redemptions of iShares of the iShares MSCI Malaysia (Free) Index Fund in the manner it had done so prior to September 1999, the Company is not aware of a redemption request over any Malaysian holidays that would result in a settlement period that will exceed 7 calendar days during the calendar year 2001).

ISHARES MSCI MEXICO (FREE) INDEX FUND

Regular Holidays. The regular Mexican holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

          New Year's Day                      January 1, 2001
          Constitution Day                   February 5, 2001
          Juarez's Birthday                    March 21, 2001
          Holy Thursday                        April 12, 2001
          Good Friday                          April 13, 2001
          Labour Day                              May 1, 2001
          Independence Day                 September 16, 2001
          All Souls Day                      November 2, 2001
          Revolution Day                    November 20, 2001
          Our Lady of Guadalupe Day         December 12, 2001
          Christmas Day                     December 25, 2001
          New Year's Eve                    December 31, 2001

Redemption. The Company is not aware of a redemption request over any Mexican holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2001.

ISHARES MSCI NETHERLANDS INDEX FUND

Regular Holidays. The regular Netherlands holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

                 New Year's Day           January 1, 2001
                 Good Friday               April 13, 2001
                 Easter Monday             April 16, 2001
                 Queen's Birthday          April 30, 2001
                 Ascension Day               May 24, 2001
                 Whit Monday                 June 4, 2001
                 Christmas Day          December 25, 2001
                 Boxing Day             December 26, 2001

Redemption. The Company is not aware of a redemption request over any Dutch holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2001.

ISHARES MSCI PACIFIC EX JAPAN INDEX FUND

Regular Holidays. The dates in the calendar year 2001 on which the regular Australian, Hong Kong, New Zealand and Singaporean holidays affecting the relevant securities markets fall are as follows:

Australia
January 1, 2001             April 16, 2001      October 1, 2001
January 26, 2001            April 25, 2001      November 6, 2001
March 12, 2001              June 11, 2001       December 25, 2001
April 13, 2001              August 6, 2001      December 26, 2001

Hong Kong
January 1, 2001             April 16, 2001      October 2, 2001
January 23, 2001            April 30, 2001      October 25, 2001
January 24, 2001            May 1, 2001         December 24, 2001
January 25, 2001            June 25, 2001       December 25, 2001
January 26, 2001            July 2, 2001        December 26, 2001
April 5, 2001               October 1, 2001     December 31, 2001
April 13, 2001

New Zealand
January 1, 2001             March 18, 2001      October 7, 2001
January 2, 2001             April 13, 2001      October 22, 2001
January 22, 2001            April 16, 2001      December 25, 2001
January 29, 2001            April 25, 2001      December 26, 2001
February 6, 2001            June 4, 2001

Singapore
January 1, 2001             April 13, 2001      November 14, 2001
January 24, 2001            May 1, 2001         December 17, 2001
January 25, 2001            May 7, 2001         December 25, 2001
March 6, 2001               August 9, 2001

Redemption. A redemption request over the following holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall during the calendar year 2001). The longest redemption cycle for the iShares MSCI Pacific Ex Japan Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Index Fund. In the calendar year 2001, the dates of the regular holidays affecting the Hong Kong securities markets present the worst-case redemption cycle for the iShares MSCI Pacific Ex Japan Index Fund as follows:

                                              Redemption          Redemption
  Date                Holiday               Request Date (R)     Settlement Date      Settlement Period
  -----               -------               ----------------     ---------------      -----------------
  1/23/01       Lunar New Year's Eve              1/18/01             1/29/01                R +11
  1/24/01       Lunar New Year's Day              1/19/01             1/30/01                R +11
  1/25/01    Second Day of Lunar New Year         1/22/01             1/31/01                R +8
  12/24/01         Christmas Eve                 12/19/01            12/27/01                R +8
  12/25/01         Christmas Day                 12/20/01            12/28/01                R +8
  12/26/01       Christmas Holiday               12/21/01              1/2/02                R +12

In the calendar year 2001, R+12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Pacific Ex Japan Index Fund.

ISHARES MSCI PORTUGAL INDEX FUND

Regular Holidays. The regular Portuguese holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

                     New Year's Day            January 1, 2001
                     Carnival Tuesday        February 27, 2001
                     Good Friday                April 13, 2001
                     Easter Monday              April 16, 2001
                     Liberty Day                April 25, 2001
                     Labour Day                    May 1, 2001
                     Lisbon Day                  June 13, 2001
                     Corpus Christi              June 14, 2001
                     Assumption Day            August 15, 2001
                     Republic Day              October 5, 2001
                     All Saints Day           November 1, 2001
                     Christmas Eve           December 24, 2001
                     Christmas Day           December 25, 2001
                     Exchange Holiday        December 26, 2001

Redemption. A redemption request over the following Portuguese holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the calendar year 2001):

                                  Redemption        Redemption
      Date      Holiday         Request Date (R)   Settlement Date   Settlement Period
      ----      -------         ----------------   ---------------   -----------------
    12/24/01    Christmas Eve      12/19/01           12/27/01             R +8
    12/25/01    Christmas Day      12/20/01           12/28/01             R +8
    12/26/01  Exchange Holiday     12/21/01           12/31/01             R +10

In the calendar year 2001, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Portugual Index Fund.

ISHARES MSCI SINGAPORE (FREE) INDEX FUND

Regular Holidays. The regular Singaporean holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

          New Year's Day                           January 1, 2001
          Chinese New Year                        January 24, 2001
          Second Day of Chinese New Year          January 25, 2001
          Hari Raya Haji                             March 6, 2001
          Good Friday                               April 13, 2001
          Labour Day                                   May 1, 2001
          Vesak Day                                    May 7, 2001
          National Day                              August 9, 2001
          Deepavali                              November 14, 2001
          Hari Raya Puasa Observed               December 17, 2001
          Christmas Day                          December 25, 2001

Redemption. The Company is not aware of a redemption request over any Singaporean holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2001.

ISHARES MSCI SOUTH AFRICA INDEX FUND

Regular Holidays. The regular South African holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

          New Year's Day                          January 1, 2001
          Human Rights Day                         March 21, 2001
          Good Friday                              April 13, 2001
          Family Day                               April 16, 2001
          Freedom Day                              April 27, 2001
          Worker's Day                                May 1, 2001
          National Women's Day                     August 9, 2001
          Heritage Day                         September 24, 2001
          Day of Reconciliation Observed        December 17, 2001
          Christmas Day                         December 25, 2001
          Day of Goodwill                       December 26, 2001

Redemption. The Company is not aware of a redemption request over the any South African holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2001.

ISHARES MSCI SOUTH KOREA INDEX FUND

Regular Holidays. The regular South Korean holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

          New Year's Day                         January 1, 2001
          Lunar New Year's Eve                  January 23, 2001
          Lunar New Year's Day                  January 24, 2001
          Second Day of Lunar New Year          January 25, 2001
          Independence Movement Day                March 1, 2001
          Arbor Day                                April 5, 2001
          Buddha's Birthday                       April 30, 2001
          Labour Day                                 May 1, 2001
          Memorial Day                              June 6, 2001
          Constitution Day                         July 17, 2001
          Liberation Day                         August 15, 2001
          Chusok                                 October 1, 2001
          Chusok                                 October 2, 2001
          National Foundation Day                October 3, 2001
          Christmas Day                        December 25, 2001
          Floor Service Day                    December 27, 2001
          Floor Service Day                    December 28, 2001
          Floor Service Day                    December 31, 2001

Redemption. A redemption request over the following South Korean holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the calendar year 2001):

                                           Redemption          Redemption
   Date          Holiday                Request Date (R)     Settlement Date        Settlement Period
   ----          -------                ----------------     ---------------        -----------------
   1/23/01    Lunar New Year's Eve          1/18/01              1/26/01                 R +8
   1/24/01    Lunar New Year                1/19/01              1/29/01                 R +10
   1/25/01    Lunar New Year's Day          1/22/01              1/30/01                 R +8
   10/1/01    Chusok                        9/26/01              10/4/01                 R +8
   10/2/01    Chusok                        9/27/01              10/5/01                 R +8
   10/3/01    National Foundation Day       9/28/01              10/8/01                 R +10
  12/25/01    Christmas Day                12/21/01               1/2/02                 R +12
  12/27/01    Floor Service Day            12/24/01               1/3/02                 R +10


                                           Redemption          Redemption
   Date          Holiday                Request Date (R)     Settlement Date        Settlement Period
   ----          -------                ----------------     ---------------        -----------------
12/28/01    Floor Service Day                 12/26/01            1/4/02                    R +9

In the calendar year 2001, R+12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI South Korea Index Fund.

ISHARES MSCI SPAIN INDEX FUND

Regular Holidays. The regular Spanish holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

          New Year's Day                 January 1, 2001
          St. Vincent's Day             January 22, 2001
          St. Joseph's Day                March 19, 2001
          Holy Thursday                   April 12, 2001
          Good Friday                     April 13, 2001
          Easter Monday                   April 16, 2001
          Labour Day                         May 1, 2001
          Madrid Day                         May 2, 2001
          San Isidro                        May 15, 2001
          Whit Monday                       June 4, 2001
          St. James' Day                   July 25, 2001
          St. Ignatius' Day                July 31, 2001
          Assumption Day                 August 15, 2001
          Bilbao Day                     August 24, 2001
          Catalonia Day               September 11, 2001
          Our Lady of Mercy           September 24, 2001
          National Holiday              October 12, 2001
          All Saints Day                November 1, 2001
          Our Lady of Almudena          November 9, 2001
          Constitution Day              December 6, 2001
          Christmas Eve                December 24, 2001
          Christmas Day                December 25, 2001
          Boxing Day                   December 26, 2001

Redemption. A redemption request over the following Spanish holidays would result in a settlement period that will exceed 7 calendar days (examples are based on days particular holidays fall in the calendar year 2001):

                                           Redemption            Redemption
  Date             Holiday             Request Date (R)       Settlement Date      Settlement Period
  ----             -------             ----------------       ---------------      -----------------
   4/12/01        Holy Thursday              4/9/01                4/17/01               R +8
   4/13/01        Good Friday               4/10/01                4/18/01               R +8
   4/16/01        Easter Monday             4/11/01                4/19/01               R +8
  12/24/01        Christmas Eve            12/19/01               12/27/01               R +8
  12/25/01        Christmas Day            12/20/01               12/28/01               R +10
  12/26/01        Boxing Day               12/21/01               12/31/01               R +10

In the calendar year 2001, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Spain Index Fund.

ISHARES MSCI SWEDEN INDEX FUND

Regular Holidays. The regular Swedish holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

               New Year's Day                       January 1, 2001
               New Year                             January 2, 2001
               Thursday Before Good Friday           April 12, 2001
               Good Friday                           April 13, 2001
               Easter Monday                         April 16, 2001
               Labour Day                               May 1, 2001
               Wed. Before Ascension                   May 23, 2001
               Ascension Day                           May 24, 2001
               Whit Monday                             June 4, 2001
               Midsummer's Eve                        June 22, 2001
               Christmas Eve                      December 24, 2001
               Christmas Day                      December 25, 2001
               Boxing Day                         December 26, 2001
               New Year's Eve                     December 31, 2001

Redemption. A redemption request over the following Swedish holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the calendar year 2001):

                                                    Redemption            Redemption
   Date                    Holiday                Request Date (R)       Settlement Date      Settlement Period
   ----                    -------                ----------------       ---------------      -----------------
   4/12/01         Thursday before Good Friday           4/9/01               4/17/01               R +8
   4/13/01                Good Friday                   4/10/01               4/18/01               R +8
   4/16/01               Easter Monday                  4/11/01               4/19/01               R +8
  12/24/01               Christmas Eve                 12/19/01              12/27/01               R +8
  12/25/01               Christmas Day                 12/20/01              12/28/01               R +8
  12/26/01                 Boxing Day                  12/21/01                1/2/02               R +12

In the calendar year 2001, R+12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Sweden Index Fund.

ISHARES MSCI SWITZERLAND INDEX FUND

Regular Holidays. The regular Swiss holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

               New Year's Day           January 1, 2001
               Berchtoldstag            January 2, 2001
               Good Friday               April 13, 2001
               Easter Monday             April 16, 2001
               Labour Day                   May 1, 2001
               Ascension Day               May 24, 2001
               Whit Monday                 June 4, 2001
               National Holiday          August 1, 2001
               Christmas Eve          December 24, 2001
               Christmas Day          December 25, 2001
               St. Stephen's Day      December 26, 2001
               New Year's Eve         December 31, 2001

Redemption. A redemption request over the following Swiss holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2001):

                                                    Redemption            Redemption
   Date                    Holiday                Request Date (R)       Settlement Date      Settlement Period
   ----                    -------                ----------------       ---------------      -----------------
  12/24/01               Christmas Eve                 12/19/01              12/27/01               R +8
  12/25/01               Christmas Day                 12/20/01              12/28/01               R +8
  12/26/01               St. Stephen's Day             12/21/01                1/2/02               R +12

In the calendar year 2001, R+12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Switzerland Fund.

ISHARES MSCI TAIWAN INDEX FUND

Regular Holidays. The regular Taiwanese holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

          New Year's Day                             January 1, 2001
          Bank Holiday                               January 2, 2001
          Second Day Before Lunar New Year          January 22, 2001
          Lunar New Year's Eve                      January 23, 2001
          Lunar New Year's Day                      January 24, 2001
          Second Day of Lunar New Year              January 25, 2001
          Third Day of Lunar New Year               January 26, 2001
          Memorial Day                             February 28, 2001
          Tomb Sweeping Day                            April 5, 2001
          May Day                                        May 1, 2001
          Dragon Boat Festival                         June 25, 2001
          Moon Festival Day                          October 1, 2001
          National Day                              October 10, 2001
          Sun Yat-Sen's Birthday                   November 12, 2001
          Constitution Day                         December 25, 2001

Redemption. A redemption request over the following Taiwanese holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the calendar year 2001):

                                                  Redemption            Redemption
   Date                  Holiday                Request Date (R)       Settlement Date      Settlement Period
   ----                  -------                ----------------       ---------------      -----------------
  1/22/01     Second Day Before Lunar New Year        1/17/01               1/29/01             R +12
  1/23/01           Lunar New Year's Eve              1/18/01               1/30/01             R +12
  1/24/01           Lunar New Year's Day              1/19/01               1/31/01             R +12

In the calendar year 2001, R+12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Taiwan Index Fund.

ISHARES MSCI THAILAND (FREE) INDEX FUND

Regular Holidays. The regular Thai holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

          New Year's Day                            January 1, 2001
          New Year's Holiday                        January 2, 2001
          Makha Bucha Day                          February 8, 2001
          Chakri Day                                  April 6, 2001
          Songkran Festival Day                      April 13, 2001
          Songkran Festival Day                      April 16, 2001
          Labour Day                                    May 1, 2001
          Visakha Bucha Day                             May 7, 2001
          Coronation Day Observed                       May 8, 2001

          Buddhist Lent                                July 6, 2001
          Queen's Birthday Observed                 August 13, 2001
          King Chulalongkorn Memorial Day          October 23, 2001
          King's Birthday                          December 5, 2001
          Constitution Day                        December 10, 2001
          New Year's Eve                          December 31, 2001

Redemption. The Company is not aware of a redemption request over any Thai holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2001.

ISHARES MSCI TURKEY INDEX FUND

Regular Holidays. The regular Turk holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

          New Year's Day                                 January 1, 2001
          Sacrifice Feast Day                              March 5, 2001
          Second Day of Sacrifice Feast                    March 6, 2001
          Third Day of Sacrifice Feast                     March 7, 2001
          Fourth Day of Sacrifice Feast                    March 8, 2001
          Exchange Holiday                                 March 9, 2001
          National Sovereignty and Children's Day         April 23, 2001
          Victory Day                                    August 30, 2001
          Republic Day                                  October 29, 2001
          Second Day of Ramadan Feast                  December 17, 2001
          Third Day of Ramadan Feast                   December 18, 2001

Redemption. A redemption request over the following Turk holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the calendar year 2001):

                                             Redemption            Redemption
   Date            Holiday                 Request Date (R)       Settlement Date      Settlement Period
   ----            -------                 ----------------       ---------------      -----------------
  3/5/01     Sacrifice Feast Day                2/28/01              3/12/01                 R+12
  3/6/01     Second Day of Sacrifice Feast      3/1/01               3/13/01                 R+12
  3/7/01     Third Day of Sacrifice Feast       3/2/01               3/14/01                 R+12

In the calendar year 2001, R+12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Turkey Index Fund.

ISHARES MSCI UNITED KINGDOM INDEX FUND

Regular Holidays. The regular United Kingdom holidays affecting the relevant securities markets (and their respective dates in the calendar year 2001) are as follows:

          New Year's Day               January 1, 2001
          Good Friday                   April 13, 2001
          Easter Monday                 April 16, 2001
          May Day                          May 7, 2001
          Spring Bank Holiday             May 28, 2001
          August Bank Holiday          August 27, 2001
          Christmas Day              December 25, 2001
          Boxing Day                 December 26, 2001

Redemption. The Company is not aware of a redemption request over any United Kingdom holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2001).